UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2737

Fidelity Summer Street Trust
(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
(Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2016

Item 1.

Reports to Stockholders

Fidelity® High Income Fund Annual Report April 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Fund	(2.47)%	4.27%	6.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund on April 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$18,726	Fidelity® High Income Fund
$20,106	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds struggled for much of the year ending April 30, 2016, but turned it around beginning in mid-February, rallying alongside equities amid a more favorable environment for risk assets. The net result was a -1.30% return for The BofA Merrill LynchSM US High Yield Constrained Index. The broader backdrop was largely supportive, spurred by economic growth, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industries showed relative strength. The energy-heavy high-yield index entered the period on an uptrend, as oil prices rebounded in spring 2015. However, increased volatility among U.S. Treasuries, commodities and stocks – along with a collapse in the price of oil – resulted in a sharp sell-off beginning in June. High yield retreated into early February as oil prices fell to a level not seen since 2004, but better U.S. economic data, among other factors, led to a bottoming in prices and ultimately shifted investor sentiment. The upturn accelerated considerably in March and April – the largest advance in consecutive months since 2009 – as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Frederick Hoff:  The fund returned -2.47% overall, trailing the -1.30% return of our benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. My goal in managing the fund is to outperform the benchmark through individual security selection based on thorough research. Unfortunately, my individual bond picking was subpar this period, especially in the metals/mining category, as well as among various other commodity-sensitive issues. In metals/mining, coal producers Peabody Energy and Murray Energy were big relative detractors for the fund, as coal prices continued to fall. I ultimately sold Murray’s bonds in December. Other notable commodity-sensitive detractors included the bonds of oil and natural gas producer Chesapeake Energy and exploration and production company Linn Energy, the latter of which returned -82% this period. Linn’s negative impact was offset by the fund’s lack of an investment in benchmark component SandRidge Energy, another energy producer that faced a similar set of liquidity challenges. On the positive side, the fund was significantly underweighted in the weak-performing energy industry. An overweighting in food/beverage/tobacco issuers also contributed, with food products company Post Holdings faring particularly well in the portfolio. A position in the bonds of Altice, a global cable and wireless network operator, also added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Laureate Education, Inc.	2.6	2.1
Community Health Systems, Inc.	2.3	1.9
Tenet Healthcare Corp.	2.3	2.8
Valeant Pharmaceuticals International, Inc.	1.9	1.6
Dynegy, Inc.	1.6	0.5
	10.7

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	12.6	12.0
Telecommunications	10.1	12.2
Energy	8.2	7.3
Banks & Thrifts	6.8	5.7
Services	6.6	5.1

Quality Diversification (% of fund's net assets)

As of April 30, 2016
BBB	1.1%
BB	31.4%
B	42.2%
CCC,CC,C	17.1%
Not Rated	0.9%
Equities	0.9%
Short-Term Investments and Net Other Assets	6.4%

As of October 31, 2015
BBB	0.8%
BB	29.0%
B	45.3%
CCC,CC,C	17.8%
Not Rated	0.9%
Equities	1.9%
Short-Term Investments and Net Other Assets	4.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016*
Nonconvertible Bonds	79.7%
Convertible Bonds, Preferred Stocks	0.6%
Common Stocks	0.3%
Bank Loan Obligations	7.8%
Other Investments	5.2%
Short-Term Investments and Net Other Assets (Liabilities)	6.4%

 * Foreign investments - 22.3%

As of October 31, 2015*
Nonconvertible Bonds	80.4%
Convertible Bonds, Preferred Stocks	1.7%
Common Stocks	0.3%
Bank Loan Obligations	8.1%
Other Investments	5.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

 * Foreign investments - 24.4%

Investments April 30, 2016

Showing Percentage of Net Assets

Corporate Bonds - 79.7%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.0%
Capital Goods - 0.0%
General Cable Corp. 4.5% 11/15/29 (a)	$1,126	$745
Metals/Mining - 0.0%
Peabody Energy Corp. 4.75% 12/15/41 (b)	25,752	177

TOTAL CONVERTIBLE BONDS		922

Nonconvertible Bonds - 79.7%
Aerospace - 0.3%
Huntington Ingalls Industries, Inc.:
5% 12/15/21 (c)	3,650	3,826
5% 11/15/25 (c)	4,755	4,999
Orbital ATK, Inc. 5.5% 10/1/23 (c)	4,310	4,526
		13,351
Air Transportation - 0.1%
U.S. Airways pass-thru certificates Series 2013-1 Class B, 5.375% 5/15/23	2,821	2,922
United Continental Holdings, Inc. 6.375% 6/1/18	1,270	1,338
		4,260
Automotive & Auto Parts - 0.4%
Schaeffler Finance BV 4.75% 5/15/21 (c)	11,095	11,400
Schaeffler Holding Finance BV:
6.75% 11/15/22 pay-in-kind (c)(d)	3,330	3,642
6.875% 8/15/18 pay-in-kind (c)(d)	3,825	3,940
		18,982
Banks & Thrifts - 1.1%
Ally Financial, Inc.:
4.25% 4/15/21	12,440	12,658
5.75% 11/20/25	15,815	16,013
Royal Bank of Scotland Group PLC 5.125% 5/28/24	18,820	18,413
		47,084
Broadcasting - 0.3%
Clear Channel Communications, Inc.:
5.5% 12/15/16	7,460	7,236
10% 1/15/18	16,435	6,492
		13,728
Building Materials - 1.6%
Building Materials Corp. of America 6% 10/15/25 (c)	6,360	6,853
CEMEX Finance LLC:
6% 4/1/24 (c)	4,395	4,379
9.375% 10/12/22 (c)	9,895	10,875
CEMEX S.A.B. de CV 7.25% 1/15/21 (c)	17,610	18,799
GCP Applied Technologies, Inc. 9.5% 2/1/23 (c)	4,155	4,550
Standard Industries, Inc.:
5.125% 2/15/21 (c)	6,160	6,406
5.5% 2/15/23 (c)	6,160	6,445
USG Corp.:
5.5% 3/1/25 (c)	2,150	2,276
5.875% 11/1/21 (c)	3,875	4,078
7.875% 3/30/20 (c)	7,965	8,304
		72,965
Cable/Satellite TV - 4.4%
Altice SA 7.75% 5/15/22 (c)	62,125	61,970
Altice U.S. Finance SA:
5.375% 7/15/23 (c)	10,165	10,379
5.5% 5/15/26 (c)	17,910	18,089
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	4,795	4,915
5.125% 5/1/23 (c)	1,000	1,020
5.5% 5/1/26 (c)	12,635	12,888
5.75% 9/1/23	7,160	7,527
5.875% 4/1/24 (c)	12,305	12,889
6.625% 1/31/22	7,815	8,303
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (c)	16,005	16,386
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
5.125% 12/15/21 (c)	4,795	4,519
5.125% 12/15/21 (c)	5,985	5,641
DISH DBS Corp.:
5% 3/15/23	5,810	5,316
5.875% 7/15/22	3,210	3,122
6.75% 6/1/21	5,543	5,710
UPCB Finance VI Ltd. 6.875% 1/15/22 (c)	3,051	3,226
Virgin Media Finance PLC 4.875% 2/15/22	5,635	4,811
Virgin Media Secured Finance PLC 5.5% 8/15/26 (c)	2,000	2,011
VTR Finance BV 6.875% 1/15/24 (c)	6,835	6,826
		195,548
Capital Goods - 1.4%
AECOM Technology Corp. 5.75% 10/15/22	3,225	3,362
Amsted Industries, Inc. 5% 3/15/22 (c)	3,440	3,431
Belden, Inc. 5.25% 7/15/24 (c)	7,579	7,390
General Cable Corp. 5.75% 10/1/22 (d)	31,640	28,397
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (c)	18,020	11,623
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. 8.875% 8/1/20 (c)	8,660	7,101
		61,304
Chemicals - 2.7%
A. Schulman, Inc. 6.875% 6/1/23 (c)	9,175	9,198
Blue Cube Spinco, Inc.:
9.75% 10/15/23 (c)	6,740	7,692
10% 10/15/25 (c)	11,615	13,386
Evolution Escrow Issuer LLC 7.5% 3/15/22 (c)	9,210	7,644
Huntsman International LLC 4.875% 11/15/20	4,205	4,237
LSB Industries, Inc. 7.75% 8/1/19	2,250	2,160
Momentive Performance Materials, Inc. 3.88% 10/24/21	19,850	15,185
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (b)	16,976	0
PQ Corp. 6.75% 11/15/22 (c)	4,220	4,352
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 6.75% 5/1/22 (c)	2,440	2,525
Tronox Finance LLC 6.375% 8/15/20	57,090	48,562
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (c)	4,485	4,696
5.625% 10/1/24 (c)	1,800	1,904
		121,541
Consumer Products - 0.1%
Tempur Sealy International, Inc. 5.625% 10/15/23	4,315	4,488
Containers - 3.2%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (c)(d)	26,773	26,717
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.8896% 5/15/21 (c)(d)(e)	8,160	8,119
4.625% 5/15/23 (c)(e)	21,095	21,095
6.75% 1/31/21 (c)	18,485	18,531
7% 11/15/20 (c)	2,189	2,069
7.25% 5/15/24 (c)(e)	8,790	8,790
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (c)	27,235	22,775
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	1,975	2,015
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (c)	6,190	6,376
5.375% 1/15/25 (c)	4,130	4,228
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	13,965	14,489
Sealed Air Corp. 5.25% 4/1/23 (c)	6,590	6,961
		142,165
Diversified Financial Services - 5.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19	9,630	9,762
4.5% 5/15/21	12,675	13,087
Aircastle Ltd.:
4.625% 12/15/18	3,685	3,814
5% 4/1/23	2,640	2,688
5.125% 3/15/21	12,830	13,568
5.5% 2/15/22	3,085	3,282
6.25% 12/1/19	7,745	8,500
7.625% 4/15/20	4,630	5,255
CIT Group, Inc.:
3.875% 2/19/19	9,665	9,713
5% 8/15/22	5,515	5,777
5.375% 5/15/20	11,850	12,428
5.5% 2/15/19 (c)	4,620	4,839
FLY Leasing Ltd.:
6.375% 10/15/21	15,528	15,217
6.75% 12/15/20	4,320	4,336
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	11,495	11,409
6% 8/1/20	8,965	8,943
ILFC E-Capital Trust I 4.24% 12/21/65 (c)(d)	4,040	3,313
International Lease Finance Corp.:
4.625% 4/15/21	6,665	6,907
5.875% 8/15/22	4,115	4,506
6.25% 5/15/19	8,165	8,859
8.25% 12/15/20	2,000	2,363
8.625% 1/15/22	7,715	9,335
8.75% 3/15/17 (d)	1,356	1,428
MSCI, Inc. 5.75% 8/15/25 (c)	3,285	3,494
National Financial Partners Corp. 9% 7/15/21 (c)	5,155	5,129
Navient Corp. 5% 10/26/20	2,165	2,068
SLM Corp.:
4.875% 6/17/19	16,170	15,491
5.5% 1/25/23	2,320	2,085
6.125% 3/25/24	3,990	3,573
7.25% 1/25/22	5,390	5,309
8% 3/25/20	12,692	13,327
8.45% 6/15/18	4,045	4,328
Springleaf Financial Corp. 8.25% 12/15/20	4,990	5,146
		229,279
Diversified Media - 1.6%
Clear Channel Worldwide Holdings, Inc.:
Series A:
6.5% 11/15/22	11,160	10,825
7.625% 3/15/20	12,135	10,618
Series B, 6.5% 11/15/22	3,425	3,442
Lamar Media Corp. 5.75% 2/1/26 (c)	2,825	2,987
MDC Partners, Inc. 6.5% 5/1/24 (c)	11,560	11,972
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20	4,470	4,593
5% 4/15/22 (c)	24,010	24,490
		68,927
Energy - 7.8%
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75% 5/20/20	3,365	3,475
7% 5/20/22	5,205	5,498
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	3,335	3,410
6.5% 5/20/21	2,350	2,415
Antero Resources Corp.:
5.125% 12/1/22	2,440	2,342
5.625% 6/1/23 (Reg. S)	3,960	3,841
Antero Resources Finance Corp. 5.375% 11/1/21	5,955	5,761
Baytex Energy Corp.:
5.125% 6/1/21 (c)	2,070	1,625
5.625% 6/1/24 (c)	3,655	2,778
California Resources Corp. 8% 12/15/22 (c)	2,305	1,585
Chesapeake Energy Corp.:
4.875% 4/15/22	23,482	13,150
5.375% 6/15/21	12,825	7,310
5.75% 3/15/23	3,500	1,960
6.125% 2/15/21	7,470	4,426
8% 12/15/22 (c)	8,915	6,062
Citgo Petroleum Corp. 6.25% 8/15/22 (c)	20,180	19,676
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22	4,755	3,733
Concho Resources, Inc. 5.5% 4/1/23	350	353
Continental Resources, Inc. 5% 9/15/22	12,570	11,737
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20	9,075	8,599
6.125% 3/1/22	3,130	2,856
6.25% 4/1/23 (c)	3,100	2,829
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	9,618	8,512
Denbury Resources, Inc.:
4.625% 7/15/23	5,500	3,231
5.5% 5/1/22	5,705	3,665
Endeavor Energy Resources LP/EER Finance, Inc.:
7% 8/15/21 (c)	7,240	6,950
8.125% 9/15/23 (c)	1,425	1,404
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 9/1/22	2,525	1,465
9.375% 5/1/20	8,060	5,254
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	6,828	6,504
Gulfmark Offshore, Inc. 6.375% 3/15/22	4,500	2,048
Halcon Resources Corp. 8.625% 2/1/20 (c)	3,030	2,515
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (c)	9,745	9,063
5.75% 10/1/25 (c)	4,380	4,128
Hornbeck Offshore Services, Inc.:
5% 3/1/21	250	159
5.875% 4/1/20	505	327
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (d)	23,095	2,367
6.5% 5/15/19	8,020	882
8.625% 4/15/20	1,770	177
NGL Energy Partners LP/NGL Energy Finance Corp. 5.125% 7/15/19	3,230	2,713
Noble Energy, Inc. 5.625% 5/1/21	1,050	1,079
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	3,745	3,717
Pacific Drilling SA 5.375% 6/1/20 (c)	1,700	515
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23 (c)	2,290	2,233
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	820	793
PetroBakken Energy Ltd. 8.625% 2/1/20 (c)	1,985	84
Rice Energy, Inc.:
6.25% 5/1/22	2,305	2,282
7.25% 5/1/23	1,700	1,717
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22	4,315	3,538
5.625% 11/15/23	4,380	3,460
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (d)	4,695	4,666
5.625% 4/15/23	13,985	13,705
5.625% 3/1/25	8,315	8,107
5.75% 5/15/24	7,500	7,256
6.25% 3/15/22	14,170	14,347
SemGroup Corp. 7.5% 6/15/21	3,995	3,516
SM Energy Co.:
5% 1/15/24	7,105	5,915
5.625% 6/1/25	1,880	1,579
6.125% 11/15/22	4,025	3,643
6.5% 11/15/21	820	763
6.5% 1/1/23	1,050	961
Southwestern Energy Co.:
4.05% 1/23/20	9,965	8,719
4.1% 3/15/22	4,680	3,785
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20(c)	2,625	2,008
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21 (c)	8,740	8,849
6.375% 4/1/23 (c)	7,220	7,328
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	6,115	5,637
5.25% 5/1/23	2,920	2,803
6.375% 8/1/22	2,365	2,389
6.625% 10/1/20 (Reg. S) (c)	5,190	5,297
6.75% 3/15/24 (c)	1,230	1,252
6.875% 2/1/21	5,994	6,129
Teine Energy Ltd. 6.875% 9/30/22 (c)	410	395
TerraForm Power Operating LLC 6.125% 6/15/25 (c)	1,465	1,260
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% 10/1/20	5,225	5,343
6.125% 10/15/21	6,660	6,810
6.25% 10/15/22	5,645	5,786
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	2,305	2,207
Whiting Petroleum Corp. 6.25% 4/1/23	2,105	1,752
WPX Energy, Inc.:
6% 1/15/22	7,633	6,870
8.25% 8/1/23	2,660	2,500
		347,780
Entertainment/Film - 0.5%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	7,095	7,326
5.625% 2/15/24	2,800	2,912
5.875% 3/15/25	10,155	10,612
		20,850
Environmental - 1.5%
ADS Waste Holdings, Inc. 8.25% 10/1/20	9,053	9,426
Clean Harbors, Inc.:
5.125% 6/1/21	5,715	5,758
5.25% 8/1/20	4,210	4,331
Covanta Holding Corp.:
5.875% 3/1/24	7,920	7,861
6.375% 10/1/22	6,490	6,685
7.25% 12/1/20	4,832	5,013
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	18,820	18,067
Tervita Corp.:
8% 11/15/18 (c)	8,970	7,737
9.75% 11/1/19 (c)	10,805	2,026
10.875% 2/15/18 (c)	8,035	1,537
		68,441
Food & Drug Retail - 1.8%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (c)(d)	31,265	23,449
9.25% 2/15/19 (c)	31,345	30,326
Rite Aid Corp. 7.7% 2/15/27	3,030	3,681
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (c)	24,615	22,030
		79,486
Food/Beverage/Tobacco - 4.3%
C&S Group Enterprises LLC 5.375% 7/15/22 (c)	33,992	32,632
Cott Beverages, Inc.:
5.375% 7/1/22	370	380
6.75% 1/1/20	205	215
ESAL GmbH 6.25% 2/5/23 (c)	21,070	19,431
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (c)	7,995	8,305
JBS Investments GmbH:
7.25% 4/3/24 (c)	9,250	8,961
7.75% 10/28/20 (c)	25,680	26,386
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (c)	4,650	4,278
7.25% 6/1/21 (c)	5,070	5,197
7.25% 6/1/21 (c)	15,960	16,359
8.25% 2/1/20 (c)	11,580	12,072
Minerva Luxembourg SA 7.75% 1/31/23 (c)	25,625	26,041
Post Holdings, Inc.:
6.75% 12/1/21 (c)	2,485	2,605
7.375% 2/15/22	21,735	22,903
7.75% 3/15/24 (c)	4,190	4,557
		190,322
Gaming - 1.4%
Boyd Gaming Corp. 6.375% 4/1/26 (c)	4,100	4,192
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	13,365	11,628
GLP Capital LP/GLP Financing II, Inc.:
4.375% 4/15/21	740	757
5.375% 4/15/26	1,850	1,929
MCE Finance Ltd. 5% 2/15/21 (c)	3,630	3,502
MGM Mirage, Inc. 7.75% 3/15/22	2,230	2,492
MGP Escrow Issuer LLC/MGP Escrow Co.-Issuer, Inc. 5.625% 5/1/24 (c)	2,830	2,950
Scientific Games Corp.:
6.625% 5/15/21	17,550	11,100
7% 1/1/22 (c)	4,770	4,862
10% 12/1/22	7,785	6,434
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21(c)	3,705	3,724
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375% 3/15/22	3,745	3,810
Wynn Macau Ltd. 5.25% 10/15/21 (c)	6,790	6,501
		63,881
Healthcare - 12.0%
Acadia Healthcare Co., Inc. 5.625% 2/15/23	2,315	2,367
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (c)	6,115	5,488
AmSurg Corp. 5.625% 7/15/22	5,345	5,485
Centene Corp.:
5.625% 2/15/21 (c)	5,850	6,157
6.125% 2/15/24 (c)	5,066	5,345
Community Health Systems, Inc.:
5.125% 8/1/21	25,895	25,970
6.875% 2/1/22	74,450	67,365
7.125% 7/15/20	7,380	7,124
8% 11/15/19	1,255	1,263
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	4,410	4,443
DaVita HealthCare Partners, Inc.:
5% 5/1/25	7,445	7,445
5.125% 7/15/24	9,575	9,745
Endo Finance LLC 5.375% 1/15/23 (c)	12,300	11,777
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (c)	6,680	6,555
6% 2/1/25 (c)	2,210	2,111
HCA Holdings, Inc.:
5.25% 6/15/26	5,705	5,926
5.375% 2/1/25	3,215	3,287
5.875% 3/15/22	9,465	10,341
5.875% 5/1/23	12,595	13,248
5.875% 2/15/26	905	939
6.25% 2/15/21	7,735	8,404
7.5% 11/6/33	2,576	2,769
HealthSouth Corp. 5.75% 9/15/25	5,215	5,395
Hologic, Inc. 5.25% 7/15/22 (c)	5,755	6,028
Horizon Pharma Financing, Inc. 6.625% 5/1/23 (c)	11,287	10,271
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (c)(d)	4,080	4,039
Kindred Healthcare, Inc.:
8% 1/15/20	22,440	22,350
8.75% 1/15/23	3,875	3,851
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (c)	2,545	2,443
5.625% 10/15/23 (c)	5,615	5,264
5.75% 8/1/22 (c)	4,305	4,063
Molina Healthcare, Inc. 5.375% 11/15/22 (c)	4,245	4,383
MPT Operating Partnership LP/MPT Finance Corp.:
5.5% 5/1/24	3,770	3,808
6.375% 3/1/24	3,810	4,058
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	15,645	15,215
5.5% 2/1/21	16,370	16,534
Tenet Healthcare Corp.:
4.1339% 6/15/20 (c)(d)	7,975	7,985
4.375% 10/1/21	23,865	23,925
4.5% 4/1/21	780	790
6% 10/1/20	6,130	6,498
6.75% 6/15/23	2,140	2,113
8.125% 4/1/22	57,865	60,035
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (c)	18,640	16,508
5.5% 3/1/23 (c)	7,010	5,959
5.625% 12/1/21 (c)	3,595	3,047
5.875% 5/15/23 (c)	17,245	14,443
6.125% 4/15/25 (c)	16,385	13,688
6.75% 8/15/21 (c)	19,343	17,022
7% 10/1/20 (c)	1,230	1,132
7.25% 7/15/22 (c)	10,430	9,204
7.5% 7/15/21 (c)	1,000	915
VPI Escrow Corp. 6.375% 10/15/20 (c)	28,440	25,774
		530,294
Homebuilders/Real Estate - 1.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (c)	1,825	1,690
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (c)	2,426	2,183
6.5% 12/15/20 (c)	4,585	4,493
Calatlantic Group, Inc. 8.375% 1/15/21	6,321	7,443
KB Home 8% 3/15/20	4,030	4,352
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 12/1/21 (c)	4,130	4,316
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (c)	10,417	10,157
TRI Pointe Homes, Inc.:
4.375% 6/15/19	4,055	4,065
5.875% 6/15/24	2,260	2,271
William Lyon Homes, Inc.:
5.75% 4/15/19	2,530	2,454
7% 8/15/22	775	756
8.5% 11/15/20	7,090	7,356
		51,536
Hotels - 0.3%
ESH Hospitality, Inc. 5.25% 5/1/25 (c)	12,920	12,742
Insurance - 1.3%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (c)	6,485	6,453
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (c)	35,130	34,427
Hub Holdings LLC / Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (c)(d)	17,840	16,591
		57,471
Leisure - 0.2%
24 Hour Holdings III LLC 8% 6/1/22 (c)	5,495	4,410
Cedar Fair LP/Magnum Management Corp. 5.25% 3/15/21	4,072	4,245
NCL Corp. Ltd. 5.25% 11/15/19 (c)	1,965	2,019
		10,674
Metals/Mining - 0.6%
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (c)	1,510	1,540
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 6.375% 3/15/24	2,025	699
CONSOL Energy, Inc. 5.875% 4/15/22	7,585	6,315
Eldorado Gold Corp. 6.125% 12/15/20 (c)	3,800	3,496
First Quantum Minerals Ltd.:
6.75% 2/15/20 (c)	3,250	2,706
7% 2/15/21 (c)	4,555	3,712
7.25% 5/15/22 (c)	1,975	1,550
Peabody Energy Corp.:
6% 11/15/18 (b)	8,990	903
7.875% 11/1/26 (b)	1,825	192
10% 3/15/22 (b)(c)	4,900	515
Rain CII Carbon LLC/CII Carbon Corp. 8.25% 1/15/21 (c)	4,160	3,136
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% 2/1/20 (c)	2,995	2,291
7.375% 2/1/20 (c)	1,330	1,017
Walter Energy, Inc. 9.5% 10/15/19 (b)(c)	5,823	0
		28,072
Paper - 0.4%
NewPage Corp. 11.375% 12/31/14 (b)	30,721	0
Xerium Technologies, Inc. 8.875% 6/15/18	20,125	17,760
		17,760
Services - 4.8%
Anna Merger Sub, Inc. 7.75% 10/1/22 (c)	29,915	27,821
APX Group, Inc.:
6.375% 12/1/19	23,180	23,180
8.75% 12/1/20	12,930	12,122
Aramark Services, Inc. 5.125% 1/15/24	3,160	3,342
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.125% 6/1/22 (c)	6,440	6,114
5.5% 4/1/23	4,125	3,943
6.375% 4/1/24 (c)	8,190	8,129
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (c)	10,380	9,809
Corrections Corp. of America:
4.125% 4/1/20	3,970	4,084
5% 10/15/22	3,360	3,507
Everi Payments, Inc. 10% 1/15/22	4,025	3,421
Garda World Security Corp. 7.25% 11/15/21 (c)	3,757	3,034
Hertz Corp.:
5.875% 10/15/20	5,815	5,905
6.25% 10/15/22	7,750	7,804
IHS, Inc. 5% 11/1/22	2,265	2,367
Laureate Education, Inc. 10% 9/1/19 (c)(d)	73,729	66,725
The GEO Group, Inc. 6% 4/15/26	1,840	1,885
TMS International Corp. 7.625% 10/15/21 (c)	340	238
United Rentals North America, Inc. 5.875% 9/15/26 (e)	4,220	4,220
Western Digital Corp.:
7.375% 4/1/23 (c)	6,280	6,339
10.5% 4/1/24 (c)	11,250	10,941
		214,930
Steel - 1.3%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (c)	4,635	4,357
Commercial Metals Co. 4.875% 5/15/23	5,500	5,005
Evraz, Inc. NA Canada 7.5% 11/15/19 (c)	5,295	4,845
JMC Steel Group, Inc. 8.25% 3/15/18 (c)	33,125	31,800
Steel Dynamics, Inc. 5.5% 10/1/24	9,180	9,329
		55,336
Super Retail - 1.6%
Argos Merger Sub, Inc. 7.125% 3/15/23 (c)	22,825	23,339
Asbury Automotive Group, Inc. 6% 12/15/24	6,190	6,391
Chinos Intermediate Holdings A, Inc. 8.5% 5/1/19 pay-in-kind (c)(d)	13,915	6,108
Claire's Stores, Inc.:
6.125% 3/15/20 (c)	6,325	4,159
9% 3/15/19 (c)	16,690	12,017
DPL, Inc. 7.75% 10/15/20 (c)	13,445	9,546
Family Tree Escrow LLC 5.75% 3/1/23 (c)	5,085	5,430
JC Penney Corp., Inc.:
6.375% 10/15/36	3,180	2,496
7.4% 4/1/37	2,963	2,356
		71,842
Technology - 2.0%
BMC Software, Inc. 7.25% 6/1/18	4,655	4,143
CDW LLC/CDW Finance Corp. 5.5% 12/1/24	3,295	3,468
CommScope, Inc. 4.375% 6/15/20 (c)	4,705	4,858
Compiler Finance Sub, Inc. 7% 5/1/21 (c)	6,390	3,642
Diebold, Inc. 8.5% 4/15/24 (c)	3,720	3,767
Lucent Technologies, Inc.:
6.45% 3/15/29	17,995	19,255
6.5% 1/15/28	1,190	1,244
Micron Technology, Inc.:
5.25% 1/15/24 (c)	13,155	10,557
5.5% 2/1/25	4,265	3,455
7.5% 9/15/23 (c)	7,550	7,814
Qorvo, Inc. 6.75% 12/1/23 (c)	2,110	2,168
Rackspace Hosting, Inc. 6.5% 1/15/24 (c)	1,970	1,948
Sabre GLBL, Inc. 5.25% 11/15/23 (c)	4,250	4,303
Sanmina Corp. 4.375% 6/1/19 (c)	5,080	5,194
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (c)	4,255	4,457
VeriSign, Inc. 4.625% 5/1/23	4,455	4,578
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19	2,050	2,055
		86,906
Telecommunications - 10.1%
Altice Financing SA:
6.5% 1/15/22 (c)	23,800	24,038
7.5% 5/15/26 (c)(e)	9,220	9,263
Altice Finco SA 8.125% 1/15/24 (c)	19,575	19,086
Broadview Networks Holdings, Inc. 10.5% 11/15/17	9,374	8,249
CenturyLink, Inc. 7.5% 4/1/24	1,695	1,699
Columbus International, Inc. 7.375% 3/30/21 (c)	27,500	29,211
CommScope Technologies Finance LLC 6% 6/15/25 (c)	3,240	3,321
Digicel Group Ltd.:
6% 4/15/21 (c)	13,250	12,124
6.75% 3/1/23 (c)	2,395	2,160
Frontier Communications Corp.:
8.875% 9/15/20 (c)	2,830	2,996
10.5% 9/15/22 (c)	4,315	4,440
11% 9/15/25 (c)	5,245	5,297
GCI, Inc. 6.875% 4/15/25	6,590	6,656
Inmarsat Finance PLC 4.875% 5/15/22 (c)	5,295	5,030
Intelsat Jackson Holdings SA:
5.5% 8/1/23	20,325	12,843
7.5% 4/1/21	7,495	5,340
8% 2/15/24 (c)	4,100	4,244
Intelsat Luxembourg SA 7.75% 6/1/21	10,535	3,477
Level 3 Financing, Inc.:
5.125% 5/1/23	13,140	13,370
5.25% 3/15/26 (c)	4,095	4,156
5.375% 1/15/24 (c)	10,640	10,800
MetroPCS Wireless, Inc. 6.625% 11/15/20	4,675	4,839
Millicom International Cellular SA 4.75% 5/22/20 (c)	4,010	3,910
Neptune Finco Corp.:
6.625% 10/15/25 (c)	7,010	7,536
10.125% 1/15/23 (c)	9,100	9,987
10.875% 10/15/25 (c)	10,580	11,770
Numericable Group SA:
4.875% 5/15/19 (c)	15,075	15,633
6% 5/15/22 (c)	17,095	17,117
6.25% 5/15/24 (c)	6,295	6,090
7.375% 5/1/26 (c)	16,585	16,917
Sable International Finance Ltd. 6.875% 8/1/22 (c)	7,800	8,005
SBA Communications Corp. 5.625% 10/1/19	3,740	3,885
Sprint Capital Corp.:
6.875% 11/15/28	8,180	6,074
6.9% 5/1/19	25,569	23,396
Sprint Communications, Inc. 6% 11/15/22	18,465	13,581
Sprint Corp.:
7.125% 6/15/24	9,730	7,298
7.25% 9/15/21	14,875	12,012
7.875% 9/15/23	18,985	14,808
T-Mobile U.S.A., Inc.:
6% 3/1/23	3,700	3,885
6% 4/15/24	8,240	8,621
6.125% 1/15/22	5,435	5,717
6.25% 4/1/21	10,715	11,170
6.542% 4/28/20	4,200	4,331
6.625% 4/1/23	16,025	17,127
6.633% 4/28/21	8,810	9,284
Wind Acquisition Finance SA:
4.75% 7/15/20 (c)	10,755	10,266
7.375% 4/23/21 (c)	5,630	5,011
		446,070
Transportation Ex Air/Rail - 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)	9,645	7,933
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (c)	26,615	10,713
8.125% 2/15/19	16,681	5,672
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)	3,145	1,895
Teekay Corp.:
8.5% 1/15/20 (c)	4,240	3,233
8.5% 1/15/20	13,138	10,018
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21 (b)	9,100	1,775
		41,239
Utilities - 3.3%
Calpine Corp.:
5.5% 2/1/24	2,040	2,060
6% 1/15/22 (c)	3,795	4,008
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	4,745	5,029
Dynegy, Inc.:
7.375% 11/1/22	24,685	24,383
7.625% 11/1/24	44,055	43,064
GenOn Energy, Inc.:
9.5% 10/15/18	1,310	1,015
9.875% 10/15/20	1,613	1,129
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	5,245	4,301
7% 6/15/23	15,805	13,286
InterGen NV 7% 6/30/23 (c)	24,450	16,871
NRG Energy, Inc. 7.875% 5/15/21	1,935	2,012
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	7,667	8,166
PPL Energy Supply LLC 6.5% 6/1/25	4,265	3,786
RJS Power Holdings LLC 4.625% 7/15/19 (c)	12,150	11,300
RRI Energy, Inc. 7.875% 6/15/17	2,164	1,872
The AES Corp. 3.6351% 6/1/19 (d)	4,145	4,067
		146,349

TOTAL NONCONVERTIBLE BONDS		3,535,603

TOTAL CORPORATE BONDS
(Cost $3,807,581)		3,536,525
	Shares	Value (000s)

Common Stocks - 0.3%
Automotive & Auto Parts - 0.1%
Chassix Holdings, Inc.	103,457	3,259
Chassix Holdings, Inc. warrants (f)	27,176	138

TOTAL AUTOMOTIVE & AUTO PARTS		3,397

Banks & Thrifts - 0.1%
CIT Group, Inc.	58,981	2,039
Building Materials - 0.1%
Nortek, Inc. (f)	112,625	5,311
Chemicals - 0.0%
LyondellBasell Industries NV Class A	306	25
Healthcare - 0.0%
HealthSouth Corp. warrants 1/17/17 (f)	2,671	10
Metals/Mining - 0.0%
Warrior Met Coal LLC Class A(g)	3,015	781
Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (f)(h)	609,310	883
TOTAL COMMON STOCKS
(Cost $26,323)		12,446

Convertible Preferred Stocks - 0.6%
Banks & Thrifts - 0.4%
Bank of America Corp. Series L 7.25%	15,158	17,861
Energy - 0.2%
Chesapeake Energy Corp. Series A 5.75%	22,300	6,829
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $29,998)		24,690
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 7.8%
Aerospace - 0.3%
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (d)	4,422	4,415
Tranche D, term loan 3.75% 6/4/21 (d)	7,094	7,049

TOTAL AEROSPACE		11,464

Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19	1,214	1,195
Building Materials - 0.1%
Nortek, Inc. Tranche B, term loan 3.5% 10/30/20 (d)	3,233	3,172
Cable/Satellite TV - 0.2%
Altice U.S. Finance SA Tranche B, term loan 4.25% 12/14/22 (d)	1,270	1,268
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (d)	2,120	2,115
Tranche F, term loan 3% 1/3/21 (d)	4,072	4,060
Numericable LLC Tranche B, term loan 5% 1/15/24 (d)	1,620	1,626

TOTAL CABLE/SATELLITE TV		9,069

Capital Goods - 0.2%
Rexnord LLC Tranche B, term loan 4% 8/21/20 (d)	5,986	5,941
SRAM LLC. Tranche B, term loan 4.0124% 4/10/20 (d)	4,402	3,851

TOTAL CAPITAL GOODS		9,792

Chemicals - 0.0%
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (d)	1,826	1,823
Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (d)	4,654	4,656
Diversified Financial Services - 0.1%
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5% 4/30/20 (d)	3,970	3,974
Diversified Media - 0.1%
WMG Acquisition Corp. term loan 3.75% 7/1/20 (d)	4,207	4,154
Energy - 0.2%
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (d)	8,045	7,541
Entertainment/Film - 0.1%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (d)	5,708	5,685
Environmental - 0.6%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (d)	26,728	26,628
Food & Drug Retail - 0.1%
Albertson's LLC Tranche B 4LN, term loan 5.5% 8/25/21 (d)	4,234	4,246
Gaming - 0.5%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (d)	26,421	23,514
Healthcare - 0.6%
HCA Holdings, Inc. Tranche B 4LN, term loan 3.3809% 5/1/18 (d)	5,411	5,429
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (d)	2,900	2,892
Quorum Health Corp. Tranche B, term loan 6.75% 4/12/22 (d)	8,470	8,459
Surgical Care Affiliates, Inc. Tranche B, term loan 4.25% 3/17/22 (d)	4,113	4,101
Valeant Pharmaceuticals International, Inc. Tranche E, term loan 4.75% 8/5/20 (d)	5,553	5,394

TOTAL HEALTHCARE		26,275

Homebuilders/Real Estate - 0.2%
MGM Growth Properties Operating Partner LP Tranche B, term loan 4% 4/25/23 (d)	2,110	2,121
Realogy Corp. Credit-Linked Deposit 4.6873% 10/10/16 (d)	577	571
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (d)	4,824	4,820

TOTAL HOMEBUILDERS/REAL ESTATE		7,512

Insurance - 0.4%
HUB International Ltd. Tranche B 1LN, term loan 4.25% 10/2/20 (d)	19,914	19,674
Services - 1.8%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (d)	7,469	7,385
ARAMARK Corp. Tranche F, term loan 3.25% 2/24/21 (d)	6,263	6,263
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (d)	7,916	7,823
Garda World Security Corp.:
term loan 4.0038% 11/8/20 (d)	6,635	6,552
Tranche DD, term loan 4.0038% 11/8/20 (d)	1,837	1,814
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (d)	53,309	49,400

TOTAL SERVICES		79,237

Super Retail - 1.3%
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19 (d)	10,892	9,707
J. Crew Group, Inc. Tranche B, term loan 4% 3/5/21 (d)	21,163	16,844
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (d)	9,493	9,508
Neiman Marcus Group Ltd., Inc. Tranche B, term loan 4.25% 10/25/20 (d)	2,125	2,022
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (d)	8,859	8,830
Sears Holdings Corp. Tranche ABL, term loan 5.5077% 6/30/18 (d)	10,400	9,945

TOTAL SUPER RETAIL		56,856

Technology - 0.6%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (d)	2,644	2,627
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (d)	5,185	4,452
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (d)	10,584	10,575
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (d)	6,299	6,268
Renaissance Learning, Inc. Tranche 1LN, term loan 4.5% 4/9/21 (d)	3,082	3,015

TOTAL TECHNOLOGY		26,937

Utilities - 0.3%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (d)	11,954	11,774
TOTAL BANK LOAN OBLIGATIONS
(Cost $355,592)		345,178

Preferred Securities - 5.2%
Banks & Thrifts - 5.2%
Bank of America Corp.:
6.1% (d)(i)	12,150	12,248
6.25% (d)(i)	6,240	6,324
Barclays Bank PLC 7.625% 11/21/22	18,275	20,540
Barclays PLC:
6.625% (d)(i)	21,820	20,150
8.25% (d)(i)	13,960	14,142
Citigroup, Inc.:
5.875% (d)(i)	41,035	39,922
6.3% (d)(i)	10,320	10,414
Credit Agricole SA:
6.625% (c)(d)(i)	8,755	8,313
7.875% (c)(d)(i)	11,570	11,210
8.125% (c)(d)(i)	4,165	4,336
Credit Suisse Group AG:
6.25% (c)(d)(i)	4,485	4,230
7.5% (c)(d)(i)	6,165	6,303
Deutsche Bank AG 7.5% (d)(i)	5,800	5,134
Goldman Sachs Group, Inc. 5.375% (d)(i)	6,575	6,516
JPMorgan Chase & Co.:
5.3% (d)(i)	9,520	9,772
6.125% (d)(i)	3,445	3,537
6.75% (d)(i)	4,255	4,779
Lloyds Banking Group PLC 7.5% (d)(i)	14,060	14,041
Royal Bank of Scotland Group PLC:
7.5% (d)(i)	13,630	12,799
8% (d)(i)	3,715	3,586
Societe Generale:
6% (c)(d)(i)	925	840
8% (c)(d)(i)	10,780	10,750
TOTAL PREFERRED SECURITIES
(Cost $233,158)		229,886
	Shares	Value (000s)

Money Market Funds - 7.2%
Fidelity Cash Central Fund, 0.38% (j)
(Cost $321,021)	321,020,784	321,021
TOTAL INVESTMENT PORTFOLIO - 100.8%
(Cost $4,773,673)		4,469,746
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(35,575)
NET ASSETS - 100%		$4,434,171

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (b) Non-income producing - Security is in default.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,866,545,000 or 42.1% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $781,000 or 0.0% of net assets.

 (h) Affiliated company

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Warrior Met Coal LLC Class A	4/11/14 - 7/8/14	$5,839

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$453
Total	$453

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Broadview Networks Holdings, Inc.	$1,036	$--	$--	$--	$883
Total	$1,036	$--	$--	$--	$883

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$3,397	$--	$--	$3,397
Energy	6,829	--	6,829	--
Financials	20,681	19,900	--	781
Health Care	10	10	--	--
Industrials	5,311	5,311	--	--
Materials	25	25	--	--
Telecommunication Services	883	883	--	--
Corporate Bonds	3,536,525	--	3,536,525	--
Bank Loan Obligations	345,178	--	343,412	1,766
Preferred Securities	229,886	--	229,886	--
Money Market Funds	321,021	321,021	--	--
Total Investments in Securities:	$4,469,746	$347,150	$4,116,652	$5,944

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.7%
Luxembourg	5.1%
Canada	3.0%
United Kingdom	2.6%
Ireland	2.2%
France	2.1%
Bermuda	1.6%
Netherlands	1.5%
Austria	1.2%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,441,306)	$4,147,842
Fidelity Central Funds (cost $321,021)	321,021
Other affiliated issuers (cost $11,346)	883
Total Investments (cost $4,773,673)		$4,469,746
Cash		1,313
Receivable for investments sold		47,652
Receivable for fund shares sold		3,267
Dividends receivable		275
Interest receivable		65,359
Distributions receivable from Fidelity Central Funds		91
Prepaid expenses		5
Receivable from affiliate		9
Total assets		4,587,717
Liabilities
Payable for investments purchased
Regular delivery	$98,570
Delayed delivery	42,224
Payable for fund shares redeemed	6,676
Distributions payable	3,407
Accrued management fee	2,007
Other affiliated payables	546
Other payables and accrued expenses	116
Total liabilities		153,546
Net Assets		$4,434,171
Net Assets consist of:
Paid in capital		$4,867,924
Undistributed net investment income		13,831
Accumulated undistributed net realized gain (loss) on investments		(143,657)
Net unrealized appreciation (depreciation) on investments		(303,927)
Net Assets, for 533,719 shares outstanding		$4,434,171
Net Asset Value, offering price and redemption price per share ($4,434,171 ÷ 533,719 shares)		$8.31

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2016
Investment Income
Dividends		$19,181
Interest		292,050
Income from Fidelity Central Funds		453
Total income		311,684
Expenses
Management fee	$25,952
Transfer agent fees	6,108
Accounting fees and expenses	1,157
Custodian fees and expenses	57
Independent trustees' compensation	21
Registration fees	82
Audit	173
Legal	114
Miscellaneous	36
Total expenses before reductions	33,700
Expense reductions	(24)	33,676
Net investment income (loss)		278,008
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(138,943)
Total net realized gain (loss)		(138,943)
Change in net unrealized appreciation (depreciation) on investment securities		(299,412)
Net gain (loss)		(438,355)
Net increase (decrease) in net assets resulting from operations		$(160,347)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$278,008	$311,900
Net realized gain (loss)	(138,943)	52,597
Change in net unrealized appreciation (depreciation)	(299,412)	(252,358)
Net increase (decrease) in net assets resulting from operations	(160,347)	112,139
Distributions to shareholders from net investment income	(272,331)	(306,403)
Distributions to shareholders from net realized gain	–	(81,032)
Total distributions	(272,331)	(387,435)
Share transactions
Proceeds from sales of shares	818,801	928,774
Reinvestment of distributions	222,565	320,205
Cost of shares redeemed	(1,521,524)	(1,999,101)
Net increase (decrease) in net assets resulting from share transactions	(480,158)	(750,122)
Redemption fees	295	394
Total increase (decrease) in net assets	(912,541)	(1,025,024)
Net Assets
Beginning of period	5,346,712	6,371,736
End of period (including undistributed net investment income of $13,831 and undistributed net investment income of $9,478, respectively)	$4,434,171	$5,346,712
Other Information
Shares
Sold	98,618	100,848
Issued in reinvestment of distributions	26,703	34,934
Redeemed	(183,352)	(217,962)
Net increase (decrease)	(58,031)	(82,180)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity High Income Fund

Years ended April 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.04	$9.45	$9.59	$9.05	$9.23
Income from Investment Operations
Net investment income (loss)A	.503	.495	.523	.551	.600
Net realized and unrealized gain (loss)	(.741)	(.291)	(.091)	.538	(.185)
Total from investment operations	(.238)	.204	.432	1.089	.415
Distributions from net investment income	(.493)	(.486)	(.509)	(.504)	(.597)
Distributions from net realized gain	–	(.129)	(.064)	(.046)	–
Total distributions	(.493)	(.615)	(.573)	(.550)	(.597)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$8.31	$9.04	$9.45	$9.59	$9.05
Total ReturnB	(2.47)%	2.29%	4.74%	12.44%	4.90%
Ratios to Average Net AssetsC,D
Expenses before reductions	.73%	.72%	.72%	.72%	.76%
Expenses net of fee waivers, if any	.73%	.72%	.72%	.72%	.76%
Expenses net of all reductions	.73%	.72%	.72%	.72%	.76%
Net investment income (loss)	6.00%	5.38%	5.58%	5.96%	6.79%
Supplemental Data
Net assets, end of period (in millions)	$4,434	$5,347	$6,372	$6,678	$5,717
Portfolio turnover rateE	33%	37%	56%	44%	35%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, contingent interest, deferred trustees compensation, certain conversion ratio adjustments,capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$95,983
Gross unrealized depreciation	(389,215)
Net unrealized appreciation (depreciation) on securities	$(293,232)
Tax Cost	$4,762,978

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$880
Capital loss carryforward	$(141,401)
Net unrealized appreciation (depreciation) on securities and other investments	$(293,232)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(59,377)
Long-term	(82,024)
Total no expiration	$(141,401)

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$272,331	$ 324,366
Long-term Capital Gains	–	63,069
Total	$272,331	$ 387,435

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,459,908 and $2,012,135, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC),an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $9.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $21.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $13,206 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Actual	.74%	$1,000.00	$1,013.40	$3.70
Hypothetical-C		$1,000.00	$1,021.18	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $60,355,458 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

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Fidelity® Capital & Income Fund Annual Report April 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	(3.05)%	4.69%	7.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$20,821	Fidelity® Capital & Income Fund
$20,106	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds struggled for much of the year ending April 30, 2016, but turned it around beginning in mid-February, rallying alongside equities amid a more favorable environment for risk assets. The net result was a -1.30% return for The BofA Merrill Lynch℠ US High Yield Constrained Index. The broader backdrop was largely supportive, spurred by economic growth, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industries showed relative strength. The energy-heavy high-yield index entered the period on an uptrend, as oil prices rebounded in spring 2015. However, increased volatility among U.S. Treasuries, commodities and stocks – along with a collapse in the price of oil – resulted in a sharp sell-off beginning in June. High yield retreated into early February as oil prices fell to a level not seen since 2004, but better U.S. economic data, among other factors, led to a bottoming in prices and ultimately shifted investor sentiment. The upturn accelerated considerably in March and April – the largest advance in consecutive months since 2009 – as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Mark Notkin:  For the year, the fund returned -3.05%, lagging the benchmark The BofA Merrill Lynch℠ US High Yield Constrained Index. This disappointing relative result was primarily due to poor security selection among equities, which more than offset solid performance from high-yield bonds, the fund’s primary area of focus. TXU (including subsidiary Energy Future Holdings) was one of the fund’s biggest holdings and our largest individual detractor. The Texas power firm’s proposed sale and conversion to a real estate investment trust was rejected by state regulators, creating some uncertainty. Nonetheless, we held our sizable non-benchmark position in the bonds based on our favorable view of the firm and its assets. Another notable relative detractor was Valeant Pharmaceuticals International, as shares of the Canadian company were pressured by allegations of potentially fraudulent practices regarding distribution through specialty pharmacies. I exited our equity position in Valeant in October, but continued to hold its bonds. Conversely, the fund was rewarded for underweighting the weak energy sector – partly a function of my cautious approach to this group. Specifically, I successfully avoided or underweighted the bonds of exploration & production firms LINN Energy, Chesapeake Energy and SandRidge Energy, all benchmark components that saw their securities lose significant ground this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ally Financial, Inc.	3.6	1.6
T-Mobile U.S.A., Inc.	3.2	2.7
International Lease Finance Corp.	2.8	2.7
Numericable Group SA	2.6	2.0
Energy Future Holdings Corp.	2.2	2.1
	14.4

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.8	13.7
Technology	10.1	9.4
Banks & Thrifts	9.7	8.3
Diversified Financial Services	8.9	9.2
Healthcare	6.5	7.6

Quality Diversification (% of fund's net assets)

As of April 30, 2016
AAA,AA,A	0.7%
BBB	5.5%
BB	30.9%
B	24.7%
CCC,CC,C	10.9%
Not Rated	4.7%
Equities	18.8%
Short-Term Investments and Net Other Assets	3.8%

As of October 31, 2015
AAA,AA,A	0.7%
BBB	4.7%
BB	30.9%
B	22.6%
CCC,CC,C	8.9%
Not Rated	4.5%
Equities	20.2%
Short-Term Investments and Net Other Assets	7.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016*
Nonconvertible Bonds	67.8%
Convertible Bonds, Preferred Stocks	0.3%
Common Stocks	18.5%
Bank Loan Obligations	3.6%
Other Investments	6.0%
Short-Term Investments and Net Other Assets (Liabilities)	3.8%

 * Foreign investments - 17.7%

As of October 31, 2015*
Nonconvertible Bonds	63.1%
Convertible Bonds, Preferred Stocks	0.7%
Common Stocks	19.5%
Bank Loan Obligations	3.1%
Other Investments	6.1%
Short-Term Investments and Net Other Assets (Liabilities)	7.5%

 * Foreign investments - 17.5%

Investments April 30, 2016

Showing Percentage of Net Assets

Corporate Bonds - 67.8%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.0%
Automotive & Auto Parts - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind	$2,344	$1,137
Nonconvertible Bonds - 67.8%
Aerospace - 0.6%
GenCorp, Inc. 7.125% 3/15/21	2,610	2,754
Huntington Ingalls Industries, Inc.:
5% 12/15/21 (a)	6,655	6,975
5% 11/15/25 (a)	10,820	11,375
KLX, Inc. 5.875% 12/1/22 (a)	27,955	28,130
Triumph Group, Inc. 4.875% 4/1/21	9,715	9,229
		58,463
Air Transportation - 1.1%
Air Canada 5.375% 11/15/22 (a)	2,916	2,909
Allegiant Travel Co. 5.5% 7/15/19	3,350	3,448
Aviation Capital Group Corp. 4.625% 1/31/18 (a)	6,886	7,058
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22	1,773	1,839
6.125% 4/29/18	3,325	3,491
7.25% 11/10/19	10,083	11,394
Delta Air Lines, Inc. pass-thru trust certificates:
6.821% 8/10/22	23,323	26,882
8.021% 8/10/22	8,739	9,853
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 1/15/22	4,345	4,117
Northwest Airlines, Inc. pass-thru trust certificates:
7.027% 11/1/19	6,374	7,099
8.028% 11/1/17	1,675	1,795
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 4/22/25	10,113	11,832
Series 2012-2 Class B, 6.75% 12/3/22	3,150	3,308
Series 2013-1 Class B, 5.375% 5/15/23	4,318	4,472
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17	7,512	7,868
		107,365
Automotive - 0.2%
Affinia Group, Inc. 7.75% 5/1/21	2,035	2,101
International Automotive Components Group SA 9.125% 6/1/18 (a)	14,445	12,964
		15,065
Automotive & Auto Parts - 0.8%
Dana Holding Corp.:
5.375% 9/15/21	7,475	7,643
6% 9/15/23	7,475	7,550
Exide Technologies 11% 4/30/20 pay-in-kind	2,251	1,792
General Motors Financial Co., Inc. 4.25% 5/15/23	5,620	5,783
Lear Corp. 4.75% 1/15/23	12,337	12,769
LKQ Corp. 4.75% 5/15/23	2,190	2,201
Schaeffler Finance BV 4.75% 5/15/21 (a)	9,740	10,008
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (a)(b)	7,240	7,548
6.75% 11/15/22 pay-in-kind (a)(b)	9,620	10,522
Tenneco, Inc. 6.875% 12/15/20	15,510	16,111
		81,927
Banks & Thrifts - 3.8%
Ally Financial, Inc.:
4.125% 2/13/22	22,220	22,553
4.625% 3/30/25	37,190	37,562
5.125% 9/30/24	85,095	89,137
8% 11/1/31	179,366	214,773
General Motors Acceptance Corp. 8% 11/1/31	20,638	24,869
		388,894
Broadcasting - 0.7%
AMC Networks, Inc. 4.75% 12/15/22	5,930	5,974
Clear Channel Communications, Inc. 14% 2/1/21 pay-in-kind (b)	11,786	3,154
Sinclair Television Group, Inc. 5.375% 4/1/21	9,805	10,173
Sirius XM Radio, Inc.:
4.25% 5/15/20 (a)	12,765	13,004
4.625% 5/15/23 (a)	4,925	4,876
5.25% 8/15/22 (a)	15,410	16,219
5.375% 4/15/25 (a)	12,000	12,270
Starz LLC/Starz Finance Corp. 5% 9/15/19	8,945	9,113
		74,783
Building Materials - 0.0%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (a)	3,005	3,110
Cable/Satellite TV - 2.9%
Altice SA:
7.625% 2/15/25 (a)	30,480	29,451
7.75% 5/15/22 (a)	67,520	67,351
Altice U.S. Finance SA:
5.375% 7/15/23 (a)	19,460	19,870
5.5% 5/15/26 (a)	11,375	11,489
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	30,665	31,432
5.125% 5/1/23 (a)	14,050	14,331
5.375% 5/1/25 (a)	14,050	14,384
5.5% 5/1/26 (a)	17,605	17,957
5.75% 9/1/23	9,495	9,982
5.75% 1/15/24	11,275	11,825
6.625% 1/31/22	11,475	12,192
CCOH Safari LLC 5.75% 2/15/26 (a)	20,340	21,001
Lynx I Corp. 5.375% 4/15/21 (a)	5,639	5,892
Lynx II Corp. 6.375% 4/15/23 (a)	3,545	3,651
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (a)	6,335	6,414
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (a)	10,690	11,078
Virgin Media Finance PLC 4.875% 2/15/22	10,880	9,289
Wave Holdco LLC/Wave Holdco Corp. 9% 7/15/19 pay-in-kind (a)(b)	2,639	2,596
		300,185
Capital Goods - 0.1%
AECOM Technology Corp.:
5.75% 10/15/22	5,745	5,989
5.875% 10/15/24	4,925	5,171
		11,160
Chemicals - 1.7%
Chemtura Corp. 5.75% 7/15/21	5,030	5,005
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (a)	7,250	7,250
Momentive Performance Materials, Inc.:
3.88% 10/24/21	85,120	65,117
4.69% 4/24/22	28,622	17,746
10% 10/15/20 (c)	28,622	0
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (c)	85,120	0
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	4,160	4,212
Platform Specialty Products Corp.:
6.5% 2/1/22 (a)	8,280	7,286
10.375% 5/1/21 (a)	3,490	3,490
PolyOne Corp. 5.25% 3/15/23	6,005	6,020
TPC Group, Inc. 8.75% 12/15/20 (a)	14,165	10,447
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (a)	4,750	5,023
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (a)	33,275	34,839
5.625% 10/1/24 (a)	7,315	7,736
		174,171
Consumer Products - 0.7%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	7,330	7,331
First Quality Finance Co., Inc. 4.625% 5/15/21 (a)	2,500	2,381
Revlon Consumer Products Corp. 5.75% 2/15/21	37,745	38,358
Spectrum Brands Holdings, Inc.:
5.75% 7/15/25	11,680	12,388
6.375% 11/15/20	2,820	2,976
6.625% 11/15/22	3,335	3,602
Tempur Sealy International, Inc. 6.875% 12/15/20	3,880	4,089
		71,125
Containers - 2.3%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (a)(b)	33,847	33,776
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (a)(d)	11,410	11,410
6% 6/30/21 (a)	7,260	7,151
6.25% 1/31/19 (a)	12,530	12,812
6.75% 1/31/21 (a)	12,465	12,496
7% 11/15/20 (a)	1,029	972
7.25% 5/15/24 (a)(d)	20,265	20,265
Beverage Packaging Holdings II SA (Luxembourg):
5.625% 12/15/16 (a)	12,250	12,219
6% 6/15/17 (a)	6,255	6,239
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (a)	4,335	3,625
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,330
7.5% 12/15/96	12,871	12,903
Graphic Packaging International, Inc. 4.75% 4/15/21	3,080	3,215
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	26,515	27,509
6.875% 2/15/21	15,185	15,773
8.25% 2/15/21 (b)	18,196	18,833
9% 4/15/19	17,100	17,357
9.875% 8/15/19	2,725	2,817
Sealed Air Corp. 5.25% 4/1/23 (a)	5,010	5,292
		229,994
Diversified Financial Services - 8.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25% 7/1/20	11,355	11,639
4.5% 5/15/21	20,650	21,321
4.625% 7/1/22	26,885	27,826
5% 10/1/21	5,730	6,045
Aircastle Ltd.:
4.625% 12/15/18	7,795	8,068
5% 4/1/23	6,445	6,562
5.5% 2/15/22	10,600	11,276
7.625% 4/15/20	7,830	8,887
CIT Group, Inc.:
5% 8/15/22	17,330	18,153
5.375% 5/15/20	21,665	22,721
5.5% 2/15/19 (a)	30,275	31,713
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	17,515	17,384
5.875% 2/1/22	73,165	69,781
6% 8/1/20	60,435	60,290
International Lease Finance Corp.:
4.625% 4/15/21	4,735	4,907
5.875% 4/1/19	66,625	71,455
5.875% 8/15/22	49,155	53,825
6.25% 5/15/19	47,055	51,055
8.25% 12/15/20	45,847	54,157
8.625% 1/15/22	49,205	59,538
MSCI, Inc.:
5.25% 11/15/24 (a)	6,725	7,028
5.75% 8/15/25 (a)	7,185	7,643
Navient Corp.:
5% 10/26/20	7,625	7,282
5.875% 10/25/24	16,465	14,448
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)(d)	46,295	48,031
SLM Corp.:
5.5% 1/25/23	64,245	57,740
7.25% 1/25/22	27,665	27,250
8% 3/25/20	15,115	15,871
Springleaf Financial Corp.:
7.75% 10/1/21	1,715	1,694
8.25% 12/15/20	8,550	8,817
		812,407
Diversified Media - 0.8%
Liberty Media Corp.:
8.25% 2/1/30	25,528	26,485
8.5% 7/15/29	16,125	16,810
MDC Partners, Inc. 6.5% 5/1/24 (a)	11,405	11,811
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	6,170	6,293
Quebecor Media, Inc. 5.75% 1/15/23	15,820	16,374
WMG Acquisition Corp. 5.625% 4/15/22 (a)	2,410	2,446
		80,219
Energy - 5.8%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 3/15/24	6,625	6,035
American Energy-Permian Basin LLC/AEPB Finance Corp. 13% 11/30/20 (a)	15,185	17,159
Antero Resources Corp.:
5.125% 12/1/22	840	806
5.625% 6/1/23 (Reg. S)	10,850	10,525
Antero Resources Finance Corp. 5.375% 11/1/21	5,830	5,641
Carrizo Oil & Gas, Inc.:
6.25% 4/15/23	7,400	7,104
7.5% 9/15/20	4,665	4,688
Chaparral Energy, Inc. 9.875% 10/1/20	3,940	1,182
Chesapeake Energy Corp. 8% 12/15/22 (a)	11,545	7,851
Compressco Partners LP/Compressco Finance, Inc. 7.25% 8/15/22	8,120	6,374
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22	18,692	17,056
6.25% 4/1/23 (a)	9,260	8,450
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	20,970	18,558
Denbury Resources, Inc.:
4.625% 7/15/23	3,230	1,898
5.5% 5/1/22	4,835	3,106
6.375% 8/15/21	8,690	5,649
Eagle Rock Energy Partners LP/Eagle Rock Energy Finance Corp. 8.375% 6/1/19	14,075	2,287
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	10,660	10,234
Energy Transfer Equity LP 5.5% 6/1/27	16,735	14,363
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 9/1/22	1,145	664
9.375% 5/1/20	10,025	6,535
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19	9,210	4,329
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22	8,075	6,339
Forbes Energy Services Ltd. 9% 6/15/19	10,305	4,740
Forum Energy Technologies, Inc. 6.25% 10/1/21	13,870	12,622
Genesis Energy LP/Genesis Energy Finance Corp. 5.75% 2/15/21	4,655	4,376
Goodrich Petroleum Corp. 8.875% 3/15/18 (c)	3,937	187
Gulfmark Offshore, Inc. 6.375% 3/15/22	360	164
Hiland Partners LP/Finance Corp. 7.25% 10/1/20 (a)	7,700	8,056
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	9,920	9,226
5.75% 10/1/25 (a)	11,285	10,636
7.625% 4/15/21 (a)	10,609	10,821
Hornbeck Offshore Services, Inc. 5.875% 4/1/20	8,093	5,240
Jupiter Resources, Inc. 8.5% 10/1/22 (a)	25,855	16,418
Laredo Petroleum, Inc. 7.375% 5/1/22 (Reg. S)	12,325	12,079
MPLX LP:
4.875% 12/1/24 (a)	16,745	16,321
5.5% 2/15/23 (a)	7,055	7,037
Newfield Exploration Co.:
5.375% 1/1/26	9,245	9,153
5.625% 7/1/24	1,550	1,577
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,500	4,466
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23 (a)	21,310	20,777
8.25% 2/15/20	19,835	20,678
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	8,455	8,180
PetroBakken Energy Ltd. 8.625% 2/1/20 (a)	23,570	1,002
QEP Resources, Inc. 5.25% 5/1/23	12,370	11,628
Range Resources Corp. 5% 3/15/23	18,145	16,739
Rice Energy, Inc.:
6.25% 5/1/22	20,020	19,820
7.25% 5/1/23	9,808	9,906
RSP Permian, Inc. 6.625% 10/1/22	4,715	4,868
SemGroup Corp. 7.5% 6/15/21	8,325	7,326
SM Energy Co. 5.625% 6/1/25	5,480	4,603
Southern Natural Gas Co.:
7.35% 2/15/31	23,497	22,817
8% 3/1/32	12,475	13,224
Southern Star Central Corp. 5.125% 7/15/22 (a)	6,750	6,429
Southwestern Energy Co. 4.1% 3/15/22	17,110	13,838
Summit Midstream Holdings LLC 7.5% 7/1/21	4,145	3,731
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21 (a)	16,355	16,559
6.375% 4/1/23 (a)	7,815	7,932
Teine Energy Ltd. 6.875% 9/30/22 (a)	11,950	11,502
Tennessee Gas Pipeline Co. 7.625% 4/1/37	5,445	5,689
TerraForm Power Operating LLC:
5.875% 2/1/23 (a)	6,675	5,824
6.125% 6/15/25 (a)	3,580	3,079
Trinidad Drilling Ltd. 7.875% 1/15/19 (a)	4,031	3,255
Unit Corp. 6.625% 5/15/21	2,202	1,492
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	13,025	12,471
Western Refining, Inc. 6.25% 4/1/21	27,830	25,743
WPX Energy, Inc. 6% 1/15/22	16,060	14,454
		593,518
Entertainment/Film - 0.4%
AMC Entertainment, Inc. 5.75% 6/15/25	16,960	17,384
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	2,380	2,457
5.625% 2/15/24	2,570	2,673
Cinemark U.S.A., Inc.:
4.875% 6/1/23	9,870	9,797
5.125% 12/15/22	2,845	2,945
DreamWorks Animation SKG, Inc. 6.875% 8/15/20 (a)	4,865	5,181
		40,437
Environmental - 0.3%
Clean Harbors, Inc.:
5.125% 6/1/21	5,880	5,924
5.25% 8/1/20	7,105	7,309
Covanta Holding Corp.:
5.875% 3/1/24	7,775	7,717
7.25% 12/1/20	12,151	12,607
		33,557
Food & Drug Retail - 0.7%
Albertsons, Inc.:
7.45% 8/1/29	1,280	1,251
8% 5/1/31	3,799	3,790
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (a)(b)	15,260	11,445
9.25% 2/15/19 (a)	24,122	23,338
Rite Aid Corp. 6.125% 4/1/23 (a)	22,415	23,886
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	11,295	10,109
		73,819
Food/Beverage/Tobacco - 2.1%
B&G Foods, Inc. 4.625% 6/1/21	10,575	10,747
Barry Callebaut Services NV 5.5% 6/15/23 (a)	12,055	12,887
Constellation Brands, Inc.:
3.875% 11/15/19	8,455	8,899
4.75% 11/15/24	10,985	11,644
ESAL GmbH 6.25% 2/5/23 (a)	28,980	26,725
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (a)	11,155	11,587
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (a)	3,220	2,737
JBS Investments GmbH 7.25% 4/3/24 (a)	37,820	36,638
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	20,055	18,451
5.875% 7/15/24 (a)	6,030	5,608
7.25% 6/1/21 (a)	7,350	7,534
8.25% 2/1/20 (a)	7,110	7,412
Pilgrim's Pride Corp. 5.75% 3/15/25 (a)	13,985	14,230
Post Holdings, Inc.:
6% 12/15/22 (a)	6,040	6,202
7.375% 2/15/22	5,200	5,480
7.75% 3/15/24 (a)	9,195	10,000
8% 7/15/25 (a)	4,595	5,095
Shearers Foods LLC/Chip Finance Corp. 9% 11/1/19 (a)	2,915	3,090
TreeHouse Foods, Inc. 4.875% 3/15/22	4,150	4,290
		209,256
Gaming - 1.2%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	73,630	64,058
GLP Capital LP/GLP Financing II, Inc.:
4.375% 4/15/21	1,760	1,800
5.375% 4/15/26	4,395	4,582
MGP Escrow Issuer LLC/MGP Escrow Co.-Issuer, Inc. 5.625% 5/1/24 (a)	6,770	7,058
Mohegan Tribal Gaming Authority 11% 9/15/18 pay-in-kind (a)(b)	2,741	2,748
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc.:
8% 10/1/20	12,600	12,380
11% 10/1/21	34,305	32,247
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 3/31/15 (a)(c)	1,990	0
		124,873
Healthcare - 3.6%
Alere, Inc. 6.375% 7/1/23 (a)	5,115	5,217
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	6,045	5,425
AmSurg Corp. 5.625% 7/15/22	10,945	11,232
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	1,805	1,819
HCA Holdings, Inc.:
4.75% 5/1/23	12,395	12,705
5.25% 6/15/26	14,055	14,600
5.375% 2/1/25	22,530	23,037
5.875% 5/1/23	33,560	35,301
5.875% 2/15/26	29,610	30,720
7.5% 2/15/22	10,725	12,146
HealthSouth Corp.:
5.125% 3/15/23	6,440	6,456
5.75% 11/1/24	22,135	22,854
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (a)	5,715	5,922
Hologic, Inc. 5.25% 7/15/22 (a)	12,345	12,931
InVentiv Health, Inc. 10% 8/15/18	2,237	2,217
Jaguar Holding Co. II/Pharmaceutical Product Development LLC 6.375% 8/1/23 (a)	11,285	11,725
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (a)(b)	23,185	22,953
MPT Operating Partnership LP/MPT Finance Corp. 6.375% 2/15/22	9,445	9,917
Quintiles Transnational Corp. 4.875% 5/15/23 (a)	8,705	8,912
Quorum Health Corp. 11.625% 4/15/23 (a)	7,745	7,590
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (a)	9,815	10,208
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	4,945	4,809
Surgery Center Holdings, Inc. 8.875% 4/15/21 (a)	11,400	11,400
Tenet Healthcare Corp. 6.875% 11/15/31	23,140	18,975
Valeant Pharmaceuticals International, Inc.:
5.875% 5/15/23 (a)	50,400	42,210
6.75% 8/15/21 (a)	3,394	2,987
Vizient, Inc. 10.375% 3/1/24 (a)	12,515	13,516
		367,784
Homebuilders/Real Estate - 2.1%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (a)	6,475	5,996
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (a)	5,010	4,910
Calatlantic Group, Inc.:
8.375% 5/15/18	5,670	6,294
8.375% 1/15/21	10,900	12,835
CBRE Group, Inc. 5% 3/15/23	35,255	36,371
D.R. Horton, Inc.:
4.375% 9/15/22	11,400	11,600
4.75% 2/15/23	9,110	9,429
5.75% 8/15/23	4,935	5,404
Howard Hughes Corp. 6.875% 10/1/21 (a)	24,190	24,492
Lennar Corp. 4.5% 11/15/19	8,255	8,570
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (a)	3,545	3,572
6.125% 4/1/25 (a)	3,545	3,572
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (a)	14,750	14,713
5.875% 4/15/23 (a)	8,405	8,384
Toll Brothers Finance Corp.:
4.375% 4/15/23	24,055	24,055
5.625% 1/15/24	3,075	3,213
5.875% 2/15/22	1,030	1,112
TRI Pointe Homes, Inc.:
4.375% 6/15/19	6,675	6,692
5.875% 6/15/24	16,130	16,211
William Lyon Homes, Inc. 8.5% 11/15/20	4,975	5,162
		212,587
Hotels - 0.5%
Choice Hotels International, Inc. 5.75% 7/1/22	3,035	3,263
FelCor Lodging LP:
5.625% 3/1/23	8,085	8,307
6% 6/1/25	22,215	22,937
Playa Resorts Holding BV 8% 8/15/20 (a)	11,880	11,939
RHP Hotel Properties LP/RHP Finance Corp. 5% 4/15/21	8,675	8,957
		55,403
Insurance - 0.6%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (a)	28,500	28,358
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (a)	22,620	22,168
HUB International Ltd. 9.25% 2/15/21 (a)	5,750	5,994
		56,520
Leisure - 0.3%
24 Hour Holdings III LLC 8% 6/1/22 (a)	4,530	3,635
LTF Merger Sub, Inc. 8.5% 6/15/23 (a)	11,335	11,137
Palace Entertainment Holdings LLC/Corp. 8.875% 4/15/17 (a)	3,048	3,048
Six Flags Entertainment Corp. 5.25% 1/15/21 (a)	14,515	15,023
		32,843
Metals/Mining - 0.3%
Aleris International, Inc. 6% 6/1/20 (a)	151	151
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (a)	3,500	3,570
Mirabela Nickel Ltd. 1% 9/10/44 (a)	40	0
New Gold, Inc. 7% 4/15/20 (a)	3,050	2,974
Prince Mineral Holding Corp. 11.5% 12/15/19 (a)	3,255	2,840
Teck Resources Ltd.:
4.75% 1/15/22	5,710	4,739
5.2% 3/1/42	2,855	2,048
5.4% 2/1/43	8,560	6,078
6% 8/15/40	2,855	2,076
6.125% 10/1/35	2,855	2,113
		26,589
Paper - 0.2%
Boise Cascade Co. 6.375% 11/1/20	2,860	2,856
Mercer International, Inc.:
7% 12/1/19	7,655	7,732
7.75% 12/1/22	11,110	11,221
NewPage Corp.:
0% 5/1/12 (b)(c)	6,337	0
11.375% 12/31/14 (c)	12,582	0
		21,809
Publishing/Printing - 1.0%
Cenveo Corp. 6% 8/1/19 (a)	6,545	5,072
Gannett Co., Inc.:
4.875% 9/15/21 (a)	8,440	8,609
5.5% 9/15/24 (a)	8,440	8,714
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance:
7.875% 5/15/24 (a)	18,865	19,337
9.75% 4/1/21 (b)	29,430	31,693
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	23,575	23,693
		97,118
Restaurants - 0.0%
Landry's Acquisition Co. 9.375% 5/1/20 (a)	1,820	1,913
Services - 1.4%
APX Group, Inc. 8.75% 12/1/20	19,025	17,836
Ashtead Capital, Inc. 5.625% 10/1/24 (a)	11,275	11,726
CBRE Group, Inc. 5.25% 3/15/25	13,020	13,548
Everi Payments, Inc. 10% 1/15/22	11,085	9,422
Garda World Security Corp.:
7.25% 11/15/21 (a)	4,645	3,751
7.25% 11/15/21 (a)	2,450	1,978
Laureate Education, Inc. 10% 9/1/19 (a)(b)	61,085	55,282
NES Rentals Holdings, Inc. 7.875% 5/1/18 (a)	3,020	2,884
The GEO Group, Inc. 6% 4/15/26	4,380	4,487
TMS International Corp. 7.625% 10/15/21 (a)	2,170	1,519
United Rentals North America, Inc.:
4.625% 7/15/23	9,820	9,783
5.5% 7/15/25	7,840	7,797
Western Digital Corp. 7.375% 4/1/23 (a)	2,850	2,877
		142,890
Steel - 0.1%
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17	3,010	2,773
11.25% 10/15/18	14,130	10,244
		13,017
Super Retail - 1.3%
CST Brands, Inc. 5% 5/1/23	2,640	2,668
L Brands, Inc.:
5.625% 10/15/23	10,310	11,367
6.875% 11/1/35	13,095	14,405
L Brands, Inc. 5.625% 2/15/22	14,745	16,275
Netflix, Inc.:
5.375% 2/1/21 (a)	7,725	8,169
5.75% 3/1/24	12,225	12,775
5.875% 2/15/25	27,663	28,991
PVH Corp. 4.5% 12/15/22	21,264	21,982
Sally Holdings LLC 5.625% 12/1/25	10,380	11,081
Sonic Automotive, Inc. 5% 5/15/23	1,610	1,602
Springs Industries, Inc. 6.25% 6/1/21	2,990	3,042
		132,357
Technology - 5.2%
Activision Blizzard, Inc.:
5.625% 9/15/21 (a)	50,160	52,793
6.125% 9/15/23 (a)	16,390	17,845
ADT Corp. 6.25% 10/15/21	32,065	33,172
BMC Software Finance, Inc. 8.125% 7/15/21 (a)	15,565	11,518
BMC Software, Inc. 7.25% 6/1/18	2,290	2,038
Brocade Communications Systems, Inc. 4.625% 1/15/23	6,460	6,234
CDW LLC/CDW Finance Corp. 5% 9/1/23	10,930	11,194
Ceridian HCM Holding, Inc. 11% 3/15/21 (a)	4,675	4,675
Diebold, Inc. 8.5% 4/15/24 (a)	9,085	9,199
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	19,115	18,972
Entegris, Inc. 6% 4/1/22 (a)	3,215	3,311
First Data Corp. 5.375% 8/15/23 (a)	17,100	17,677
Flextronics International Ltd.:
4.625% 2/15/20	11,210	11,702
5% 2/15/23	12,150	12,484
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% 5/1/21 pay-in-kind (a)(b)	3,910	3,294
Lucent Technologies, Inc.:
6.45% 3/15/29	53,529	57,276
6.5% 1/15/28	19,936	20,833
Micron Technology, Inc.:
5.25% 8/1/23 (a)	4,485	3,624
5.25% 1/15/24 (a)	9,585	7,692
5.5% 2/1/25	30,765	24,920
5.625% 1/15/26 (a)	8,440	6,668
5.875% 2/15/22	6,735	5,944
7.5% 9/15/23 (a)	10,485	10,852
Microsemi Corp. 9.125% 4/15/23 (a)	4,575	5,033
Nuance Communications, Inc. 5.375% 8/15/20 (a)	5,080	5,194
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (a)	11,130	11,394
4.625% 6/15/22 (a)	5,175	5,369
5.75% 2/15/21 (a)	9,665	10,124
5.75% 3/15/23 (a)	15,325	16,206
Qorvo, Inc.:
6.75% 12/1/23 (a)	8,570	8,806
7% 12/1/25 (a)	25,960	26,609
Sensata Technologies BV:
4.875% 10/15/23 (a)	5,010	5,048
5% 10/1/25 (a)	11,210	11,266
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	11,535	12,314
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	29,985	31,409
SS&C Technologies Holdings, Inc. 5.875% 7/15/23 (a)	8,960	9,296
VeriSign, Inc.:
4.625% 5/1/23	8,755	8,996
5.25% 4/1/25	11,005	11,308
		532,289
Telecommunications - 13.7%
Altice Financing SA:
6.5% 1/15/22 (a)	26,701	26,968
6.625% 2/15/23 (a)	20,740	20,508
7.5% 5/15/26 (a)(d)	21,660	21,761
7.875% 12/15/19 (a)	9,310	9,698
Altice Finco SA:
8.125% 1/15/24 (a)	21,880	21,333
9.875% 12/15/20 (a)	10,945	11,889
Citizens Communications Co.:
7.875% 1/15/27	9,275	7,606
9% 8/15/31	13,178	11,317
Crown Castle International Corp. 5.25% 1/15/23	30,510	33,866
CyrusOne LP/CyrusOne Finance Corp. 6.375% 11/15/22	7,190	7,590
Digicel Group Ltd.:
6% 4/15/21 (a)	2,020	1,848
6.75% 3/1/23 (a)	1,900	1,714
7% 2/15/20 (a)	2,110	1,981
7.125% 4/1/22 (a)	74,365	60,515
8.25% 9/30/20 (a)	45,494	41,513
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	6,240	5,897
Frontier Communications Corp. 11% 9/15/25 (a)	22,810	23,038
GCI, Inc. 6.875% 4/15/25	10,905	11,014
Intelsat Jackson Holdings SA:
5.5% 8/1/23	55,360	34,981
7.25% 10/15/20	39,625	28,926
7.5% 4/1/21	21,110	15,041
8% 2/15/24 (a)	16,795	17,383
j2 Global, Inc. 8% 8/1/20	7,245	7,562
Level 3 Communications, Inc. 5.75% 12/1/22	11,550	11,874
Level 3 Financing, Inc.:
5.125% 5/1/23	11,240	11,437
5.375% 5/1/25	11,240	11,437
Millicom International Cellular SA:
4.75% 5/22/20 (a)	5,180	5,051
6% 3/15/25 (a)	10,745	10,288
6.625% 10/15/21 (a)	6,275	6,353
Neptune Finco Corp.:
6.625% 10/15/25 (a)	22,160	23,822
10.125% 1/15/23 (a)	22,930	25,166
10.875% 10/15/25 (a)	54,425	60,548
Numericable Group SA:
4.875% 5/15/19 (a)	17,085	17,717
6% 5/15/22 (a)	122,140	122,299
6.25% 5/15/24 (a)	75,510	73,056
7.375% 5/1/26 (a)	44,795	45,691
Sable International Finance Ltd. 6.875% 8/1/22 (a)	35,980	36,924
Sprint Capital Corp.:
6.875% 11/15/28	11,304	8,393
8.75% 3/15/32	8,446	6,715
Sprint Communications, Inc. 6% 11/15/22	42,115	30,976
Sprint Corp.:
7.125% 6/15/24	70,798	53,099
7.625% 2/15/25	46,665	35,174
7.875% 9/15/23	29,545	23,045
T-Mobile U.S.A., Inc.:
6% 3/1/23	19,695	20,680
6% 4/15/24	17,090	17,880
6.125% 1/15/22	18,850	19,828
6.25% 4/1/21	34,470	35,935
6.375% 3/1/25	76,286	80,100
6.5% 1/15/24	50,680	53,974
6.625% 4/1/23	46,480	49,676
6.633% 4/28/21	17,324	18,255
6.731% 4/28/22	11,245	11,835
6.836% 4/28/23	13,357	14,242
U.S. West Communications:
7.25% 9/15/25	1,480	1,603
7.25% 10/15/35	5,745	5,712
UPCB Finance IV Ltd. 5.375% 1/15/25 (a)	11,930	12,139
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23	11,035	11,338
		1,396,211
Transportation Ex Air/Rail - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	2,850	2,344
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	10,180	6,133
Teekay Corp.:
8.5% 1/15/20	10,097	7,699
8.5% 1/15/20 (a)	11,540	8,799
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21 (c)	1,065	208
		25,183
Utilities - 3.0%
Dynegy, Inc.:
7.375% 11/1/22	19,735	19,494
7.625% 11/1/24	23,110	22,590
Energy Future Holdings Corp.:
10.875% 11/1/17 (c)	7,994	6,395
11.25% 11/1/17 pay-in-kind (b)(c)	147	118
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (c)	69,459	73,279
12.25% 3/1/22 (a)(c)	75,483	80,766
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	2,720	2,230
7% 6/15/23	11,295	9,495
PPL Energy Supply LLC 6.5% 6/1/25	8,945	7,939
RJS Power Holdings LLC 4.625% 7/15/19 (a)	11,305	10,514
TXU Corp.:
5.55% 11/15/14 (c)	4,137	2,689
6.5% 11/15/24 (c)	39,570	25,721
6.55% 11/15/34 (c)	74,878	48,671
		309,901

TOTAL NONCONVERTIBLE BONDS		6,908,742

TOTAL CORPORATE BONDS
(Cost $6,920,542)		6,909,879
	Shares	Value (000s)

Common Stocks - 18.5%
Air Transportation - 0.3%
Air Canada (e)	2,140,000	15,913
Delta Air Lines, Inc.	422,100	17,589

TOTAL AIR TRANSPORTATION		33,502

Automotive & Auto Parts - 1.3%
Chassix Holdings, Inc.	677,217	21,332
Chassix Holdings, Inc. warrants (e)	37,382	190
Delphi Automotive PLC	530,000	39,024
Exide Technologies	9,824	0
Exide Technologies	32,746	0
General Motors Co.	11,348	361
Lear Corp.	480,500	55,320
Tenneco, Inc. (e)	320,700	17,093

TOTAL AUTOMOTIVE & AUTO PARTS		133,320

Broadcasting - 1.0%
AMC Networks, Inc. Class A (e)	720,200	46,979
Sinclair Broadcast Group, Inc. Class A	1,638,900	52,560

TOTAL BROADCASTING		99,539

Building Materials - 0.0%
Ply Gem Holdings, Inc. (e)	41,200	604
Cable/Satellite TV - 0.4%
Naspers Ltd. Class N	290,300	39,832
Chemicals - 0.2%
LyondellBasell Industries NV Class A	224,245	18,538
Consumer Products - 0.9%
Harman International Industries, Inc.	533,800	40,974
Michael Kors Holdings Ltd. (e)	369,000	19,063
Newell Brands, Inc.	412,639	18,792
Reddy Ice Holdings, Inc. (e)	496,439	246
Revlon, Inc. (e)	468,800	17,078

TOTAL CONSUMER PRODUCTS		96,153

Diversified Financial Services - 0.7%
OneMain Holdings, Inc. (e)	1,446,000	46,012
Penson Worldwide, Inc. Class A (e)	10,322,034	0
PJT Partners, Inc. (f)	5,092	114
The Blackstone Group LP	867,800	23,812

TOTAL DIVERSIFIED FINANCIAL SERVICES		69,938

Energy - 0.1%
Crestwood Equity Partners LP	151,525	2,793
Hornbeck Offshore Services, Inc. (e)(f)	280,600	3,294
Ovation Acquisition I LLC (g)	3,002,269	30

TOTAL ENERGY		6,117

Food & Drug Retail - 0.3%
CVS Health Corp.	267,200	26,854
Gaming - 0.9%
Red Rock Resorts, Inc.	5,217,651	87,531
Healthcare - 2.8%
Alexion Pharmaceuticals, Inc. (e)	178,200	24,820
Allergan PLC (e)	279,400	60,507
Biogen, Inc. (e)	93,200	25,629
Celgene Corp. (e)	369,300	38,189
Gilead Sciences, Inc.	485,000	42,782
HCA Holdings, Inc. (e)	1,085,400	87,505
HealthSouth Corp. warrants 1/17/17 (e)	4,199	15
Rotech Healthcare, Inc. (e)	185,710	4,242

TOTAL HEALTHCARE		283,689

Homebuilders/Real Estate - 0.7%
American Tower Corp.	11,612	1,218
CalAtlantic Group, Inc.	400,000	12,948
Lennar Corp. Class A	690,000	31,264
PulteGroup, Inc.	820,000	15,080
Realogy Holdings Corp. (e)	51,500	1,841
Taylor Morrison Home Corp. (e)	961,600	13,847

TOTAL HOMEBUILDERS/REAL ESTATE		76,198

Hotels - 0.3%
Extended Stay America, Inc. unit	2,289,700	35,834
Metals/Mining - 0.0%
Aleris Corp. (e)(g)	127,520	1,313
Mirabela Nickel Ltd. (e)	6,852,955	432

TOTAL METALS/MINING		1,745

Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (e)(g)	127,577	1,116
Restaurants - 0.4%
Fiesta Restaurant Group, Inc. (e)	500,000	16,055
Starbucks Corp.	445,300	25,039

TOTAL RESTAURANTS		41,094

Services - 2.2%
Air Lease Corp. Class A	549,800	16,758
Avis Budget Group, Inc. (e)	596,000	14,960
Expedia, Inc.	187,000	21,649
HD Supply Holdings, Inc. (e)	1,088,200	37,303
MasterCard, Inc. Class A	412,300	39,989
MGM Growth Properties LLC	159,900	3,529
Penhall Acquisition Co.:
Class A (e)	26,163	2,328
Class B (e)	8,721	776
ServiceMaster Global Holdings, Inc. (e)	494,900	18,965
United Rentals, Inc. (e)	1,004,000	67,198
WP Rocket Holdings, Inc. (e)(g)	25,255,077	1,515

TOTAL SERVICES		224,970

Super Retail - 0.4%
Arena Brands Holding Corp. Class B (e)(g)	659,302	2,505
Deckers Outdoor Corp. (e)	175,900	10,169
Priceline Group, Inc. (e)	19,300	25,933

TOTAL SUPER RETAIL		38,607

Technology - 4.5%
Alphabet, Inc. Class A	107,300	75,956
Apple, Inc.	198,400	18,598
CDW Corp.	873,400	33,626
Cypress Semiconductor Corp.	24,992	226
Electronic Arts, Inc. (e)	310,300	19,192
Facebook, Inc. Class A (e)	618,500	72,723
MagnaChip Semiconductor Corp. (e)(f)	219,804	1,134
NXP Semiconductors NV (e)	624,685	53,273
PayPal Holdings, Inc. (e)	630,400	24,699
Qorvo, Inc. (e)	1,339,397	60,313
Skyworks Solutions, Inc.	1,520,734	101,615

TOTAL TECHNOLOGY		461,355

Telecommunications - 1.0%
Alibaba Group Holding Ltd. sponsored ADR (e)	643,800	49,534
Baidu.com, Inc. sponsored ADR (e)	66,200	12,863
T-Mobile U.S., Inc. (e)	978,600	38,439

TOTAL TELECOMMUNICATIONS		100,836

Transportation Ex Air/Rail - 0.1%
DeepOcean Group Holding BV (a)(e)	1,138,931	9,794
U.S. Shipping Partners Corp. (e)	51,736	10
U.S. Shipping Partners Corp. warrants 12/31/29 (e)	484,379	0

TOTAL TRANSPORTATION EX AIR/RAIL		9,804

Utilities - 0.0%
Portland General Electric Co.	14,817	589
TOTAL COMMON STOCKS
(Cost $1,783,532)		1,887,765

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.1%
Consumer Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (e)	199,717	1,681
Healthcare - 0.1%
Allergan PLC 5.50%	13,000	10,549

TOTAL CONVERTIBLE PREFERRED STOCKS		12,230

Nonconvertible Preferred Stocks - 0.2%
Banks & Thrifts - 0.2%
Goldman Sachs Group, Inc. Series K 6.375%	555,736	15,561
TOTAL PREFERRED STOCKS
(Cost $28,319)		27,791
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 3.6%
Automotive & Auto Parts - 0.1%
Chassix, Inc. term loan 12% 7/29/19	8,505	8,378
Consumer Products - 0.1%
Revlon Consumer Products Corp. Tranche B, term loan 3.25% 11/19/17 (b)	10,572	10,559
Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (b)	9,170	9,173
Energy - 0.1%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	6,281	6,281
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (b)	4,572	4,555

TOTAL ENERGY		10,836

Gaming - 0.1%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	9,650	8,589
Homebuilders/Real Estate - 0.0%
Realogy Corp. Credit-Linked Deposit 4.6873% 10/10/16 (b)	702	694
Hotels - 0.1%
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (b)	16,427	16,482
Restaurants - 0.1%
Focus Brands, Inc. Tranche 2LN, term loan 10.25% 8/21/18 (b)	6,040	6,032
TGI Friday's, Inc. Tranche B 1LN, term loan 5.25% 7/15/20 (b)	981	981

TOTAL RESTAURANTS		7,013

Services - 0.2%
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (b)	13,064	12,945
Tranche L 2LN, term loan 10.25% 8/13/23 (b)	4,850	4,656

TOTAL SERVICES		17,601

Steel - 0.0%
Essar Steel Algoma, Inc. Tranche B, term loan 0% 8/16/19 (c)	5,183	661
Super Retail - 0.1%
Sears Roebuck Acceptance Corp. Tranche B, term loan 8.5% 7/20/20 (b)	11,405	11,348
Technology - 0.4%
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (b)	16,615	14,268
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (b)	22,795	22,738

TOTAL TECHNOLOGY		37,006

Telecommunications - 0.1%
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (b)	11,157	10,655
Utilities - 2.1%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 12/19/16 (b)	213,061	212,795
TOTAL BANK LOAN OBLIGATIONS
(Cost $365,798)		361,790

Preferred Securities - 6.0%
Banks & Thrifts - 5.7%
Bank of America Corp.:
5.125% (b)(h)	28,140	26,882
5.2% (b)(h)	55,385	52,704
6.25% (b)(h)	18,795	19,047
Barclays Bank PLC 7.625% 11/21/22	22,355	25,126
Citigroup, Inc.:
5.8% (b)(h)	41,925	41,685
5.9% (b)(h)	27,015	27,280
5.95% (b)(h)	51,015	51,144
6.25% (b)(h)	17,065	17,573
6.3% (b)(h)	5,610	5,661
Credit Agricole SA 8.125% (a)(b)(h)	16,505	17,184
Goldman Sachs Group, Inc.:
5.375% (b)(h)	14,515	14,385
5.7% (b)(h)	35,166	35,196
JPMorgan Chase & Co.:
5% (b)(h)	33,640	32,941
5.3% (b)(h)	16,855	17,302
6% (b)(h)	50,895	52,800
6.125% (b)(h)	15,170	15,573
6.75% (b)(h)	8,330	9,355
Wells Fargo & Co.:
5.875% (b)(h)	50,420	54,972
5.9% (b)(h)	63,075	65,976

TOTAL BANKS & THRIFTS		582,786

Diversified Financial Services - 0.2%
Morgan Stanley 5.55% (b)(h)	16,780	16,886
Entertainment/Film - 0.1%
NBCUniversal Enterprise, Inc. 5.25% (a)(h)	14,560	15,159
TOTAL PREFERRED SECURITIES
(Cost $611,347)		614,831
	Shares	Value (000s)

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 0.38% (i)	400,521,616	400,522
Fidelity Securities Lending Cash Central Fund, 0.42% (i)(j)	937,950	938
TOTAL MONEY MARKET FUNDS
(Cost $401,460)		401,460
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $10,110,998)		10,203,516
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(15,058)
NET ASSETS - 100%		$10,188,458

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,829,156,000 or 27.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Non-income producing

 (f) Security or a portion of the security is on loan at period end.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,479,000 or 0.1% of net assets.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Aleris Corp.	6/1/10	$4,464
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$21,592
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$246
Ovation Acquisition I LLC	12/23/15	$30
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$13,154

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,558
Fidelity Securities Lending Cash Central Fund	226
Total	$1,784

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$669,455	$556,781	$88,647	$24,027
Consumer Staples	45,889	43,932	246	1,711
Energy	6,087	6,087	--	--
Financials	92,087	92,087	--	--
Health Care	294,238	289,996	--	4,242
Industrials	184,748	170,325	--	14,423
Information Technology	563,741	563,741	--	--
Materials	20,283	18,538	--	1,745
Telecommunication Services	38,439	38,439	--	--
Utilities	589	589	--	--
Corporate Bonds	6,909,879	--	6,906,612	3,267
Bank Loan Obligations	361,790	--	352,718	9,072
Preferred Securities	614,831	--	614,831	--
Money Market Funds	401,460	401,460	--	--
Total Investments in Securities:	$10,203,516	$2,181,975	$7,963,054	$58,487

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$107,429
Net Realized Gain (Loss) on Investment Securities	5,357
Net Unrealized Gain (Loss) on Investment Securities	16,794
Cost of Purchases	32,677
Proceeds of Sales	(107,475)
Amortization/Accretion	372
Transfers into Level 3	4,418
Transfers out of Level 3	(1,085)
Ending Balance	$58,487
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2016	$(5,148)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.3%
Luxembourg	4.0%
France	2.8%
Netherlands	2.0%
Ireland	1.9%
Canada	1.5%
Bermuda	1.4%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2016
Assets
Investment in securities, at value (including securities loaned of $921) — See accompanying schedule: Unaffiliated issuers (cost $9,709,538)	$9,802,056
Fidelity Central Funds (cost $401,460)	401,460
Total Investments (cost $10,110,998)		$10,203,516
Cash		168
Receivable for investments sold		15,870
Receivable for fund shares sold		5,924
Dividends receivable		848
Interest receivable		116,548
Distributions receivable from Fidelity Central Funds		145
Prepaid expenses		8
Other receivables		458
Total assets		10,343,485
Liabilities
Payable for investments purchased
Regular delivery	$25,740
Delayed delivery	99,630
Payable for fund shares redeemed	18,761
Distributions payable	3,461
Accrued management fee	4,724
Other affiliated payables	1,206
Other payables and accrued expenses	567
Collateral on securities loaned, at value	938
Total liabilities		155,027
Net Assets		$10,188,458
Net Assets consist of:
Paid in capital		$10,153,430
Undistributed net investment income		31,812
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(89,302)
Net unrealized appreciation (depreciation) on investments		92,518
Net Assets, for 1,102,108 shares outstanding		$10,188,458
Net Asset Value, offering price and redemption price per share ($10,188,458 ÷ 1,102,108 shares)		$9.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2016
Investment Income
Dividends		$62,933
Interest		467,793
Income from Fidelity Central Funds		1,784
Total income		532,510
Expenses
Management fee	$59,121
Transfer agent fees	14,297
Accounting and security lending fees	1,405
Custodian fees and expenses	134
Independent trustees' compensation	47
Registration fees	184
Audit	227
Legal	2,745
Miscellaneous	499
Total expenses before reductions	78,659
Expense reductions	(142)	78,517
Net investment income (loss)		453,993
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(58,733)
Foreign currency transactions	(13)
Total net realized gain (loss)		(58,746)
Change in net unrealized appreciation (depreciation) on investment securities		(759,117)
Net gain (loss)		(817,863)
Net increase (decrease) in net assets resulting from operations		$(363,870)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$453,993	$442,098
Net realized gain (loss)	(58,746)	298,238
Change in net unrealized appreciation (depreciation)	(759,117)	(7,392)
Net increase (decrease) in net assets resulting from operations	(363,870)	732,944
Distributions to shareholders from net investment income	(434,467)	(436,875)
Distributions to shareholders from net realized gain	(65,299)	(379,319)
Total distributions	(499,766)	(816,194)
Share transactions
Proceeds from sales of shares	1,801,252	2,238,397
Reinvestment of distributions	448,854	732,412
Cost of shares redeemed	(2,358,419)	(2,110,275)
Net increase (decrease) in net assets resulting from share transactions	(108,313)	860,534
Redemption fees	805	789
Total increase (decrease) in net assets	(971,144)	778,073
Net Assets
Beginning of period	11,159,602	10,381,529
End of period (including undistributed net investment income of $31,812 and undistributed net investment income of $18,696, respectively)	$10,188,458	$11,159,602
Other Information
Shares
Sold	190,806	224,287
Issued in reinvestment of distributions	47,578	73,632
Redeemed	(253,202)	(211,607)
Net increase (decrease)	(14,818)	86,312

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Capital & Income Fund

Years ended April 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.99	$10.07	$9.86	$9.23	$9.95
Income from Investment Operations
Net investment income (loss)A	.404	.416	.472	.547	.535
Net realized and unrealized gain (loss)	(.710)	.276	.258	.631	(.643)
Total from investment operations	(.306)	.692	.730	1.178	(.108)
Distributions from net investment income	(.387)	(.411)	(.458)	(.501)	(.571)
Distributions from net realized gain	(.058)	(.362)	(.063)	(.048)	(.043)
Total distributions	(.445)	(.773)	(.521)	(.549)	(.614)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$9.24	$9.99	$10.07	$9.86	$9.23
Total ReturnB	(3.05)%	7.17%	7.71%	13.23%	(.77)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.75%	.72%	.71%	.73%	.77%
Expenses net of fee waivers, if any	.75%	.72%	.71%	.73%	.77%
Expenses net of all reductions	.74%	.72%	.71%	.73%	.77%
Net investment income (loss)	4.30%	4.16%	4.82%	5.83%	5.87%
Supplemental Data
Net assets, end of period (in millions)	$10,188	$11,160	$10,382	$10,205	$9,632
Portfolio turnover rateE	35%	41%	47%	60%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$736,170
Gross unrealized depreciation	(620,578)
Net unrealized appreciation (depreciation) on securities	$115,592
Tax Cost	$10,087,924

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,603
Capital loss carryforward	$(84,709)
Net unrealized appreciation (depreciation) on securities and other investments	$115,592

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(84,709)

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$434,467	$ 446,209
Long-term Capital Gains	65,299	369,985
Total	$499,766	$ 816,194

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,553,534 and $3,445,955, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $18 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $16 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $95. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $226, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $47.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $100,876 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Capital & Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Actual	.77%	$1,000.00	$994.00	$3.82
Hypothetical-C		$1,000.00	$1,021.03	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $108,677,027 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CAI-ANN-0616
1.703159.118

Fidelity® Global High Income Fund Annual Report April 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Life of fundA
Fidelity® Global High Income Fund	(0.40)%	4.41%

 A From May 11, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on May 11, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$12,397	Fidelity® Global High Income Fund
$12,779	The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds struggled for much of the 12- month period ending April 30, 2016, but rebounded beginning in February amid higher commodity prices, as well as continued economic stimulus and currency tailwinds in many regions. The Fidelity Global High Income Composite IndexSM gained 0.62%. Among regions in the Composite index, Asia performed best, driven by renewed monetary and fiscal stimulus in China, as well as efforts to stabilize the currency. The BofA Merrill LynchSM Asian Dollar High Yield Corporate Constrained Index gained 6.91%. European debt also fared well, as the European Central Bank announced plans in March to expand its debt purchases. The BofA Merrill LynchSM Euro High Yield Constrained Index rose 3.19%. Emerging corporate debt markets benefited from stronger oil prices, more-favorable currency exchange rates, and rising optimism for a new government in Brazil. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified advanced 2.83%. U.S. high-yield bonds fared worst, as weakness prior to the February rally could not be overcome by the end of April. For the period, The BofA Merrill LynchSM US High Yield Constrained Index returned -1.30%.

Comments from Lead Portfolio Manager John Carlson:  For the year, the fund’s share classes (excluding sales charges, if applicable) declined modestly, trailing the Fidelity Global High Income Composite IndexSM. Asset allocation decisions helped fund performance relative to the Composite benchmark, due to an overweighting in the strong-performing Asian debt subportfolio. Security selection detracted from overall relative performance, due to poor picks in the U.S. high-yield debt sleeve. The subportfolio’s underperformance largely was due to its weak-performing investment in distressed issuer TXU, a Texas-based utilities provider. On the positive side, two of the fund’s regional subportfolios – Europe and Asia high yield – contributed in terms of security selection. Underweightings in poor-performing index components Brazil and Spain, coupled with an overweighting in the U.K., lifted the Europe subportfolio’s relative result, as did picks in telecommunications and services. Within the Asia sleeve, successful positioning in India and China contributed, as did security selection in Singapore, as well as picks in basic industry, real estate and retail. The emerging markets debt subportfolio slightly outperformed its benchmark, benefiting from a market rebound early in 2016.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ally Financial, Inc.	1.9	0.3
TXU Corp.	1.7	2.3
Valeant Pharmaceuticals International, Inc.	1.4	1.2
Rite Aid Corp.	1.4	1.5
HCA Holdings, Inc.	1.4	1.3
	7.8

Top Five Countries as of April 30, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	48.0	48.1
Luxembourg	8.4	6.6
Netherlands	5.1	4.5
Cayman Islands	4.1	4.9
United Kingdom	3.2	4.1

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.3	12.3
Energy	11.0	10.9
Banks & Thrifts	10.6	10.4
Healthcare	6.5	5.9
Utilities	6.2	6.9

Quality Diversification (% of fund's net assets)

As of April 30, 2016
BBB	3.4%
BB	34.3%
B	31.6%
CCC,CC,C	16.6%
Not Rated	4.1%
Equities	2.3%
Short-Term Investments and Net Other Assets	7.7%

As of October 31, 2015
AAA,AA,A	0.5%
BBB	4.2%
BB	37.5%
B	29.2%
CCC,CC,C	15.4%
Not Rated	5.2%
Equities	2.2%
Short-Term Investments and Net Other Assets	5.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016*
Corporate Bonds	80.8%
Stocks	2.3%
Preferred Securities	6.9%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	7.7%

 * Foreign investments - 44.3%

As of October 31, 2015*
Corporate Bonds	83.2%
Government Obligations	0.5%
Stocks	2.2%
Preferred Securities	6.4%
Other Investments	1.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

 * Foreign investments - 46.1%

Investments April 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 80.8%
		Principal Amount(a)	Value
Aerospace - 0.1%
Finmeccanica Finance SA 5.25% 1/21/22	EUR	$100,000	$134,918
Air Transportation - 0.4%
Aeropuertos Argentina 2000 SA 10.75% 12/1/20 (Reg. S)		266,000	287,333
Continental Airlines, Inc. 6.125% 4/29/18		55,000	57,750
United Continental Holdings, Inc. 6.375% 6/1/18		45,000	47,408

TOTAL AIR TRANSPORTATION			392,491

Automotive - 0.9%
Fiat Industrial Finance Europe SA 6.25% 3/9/18	EUR	200,000	248,247
Samvardhana Motherson Automotive Systems Group BV 4.125% 7/15/21 (Reg. S)	EUR	200,000	225,614
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	200,000	235,880
Tenedora Nemak SA de CV 5.5% 2/28/23 (b)		300,000	311,625

TOTAL AUTOMOTIVE			1,021,366

Automotive & Auto Parts - 0.5%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		140,000	125,650
Faurecia SA 3.625% 6/15/23 (Reg. S)	EUR	100,000	116,509
Fiat Finance & Trade Ltd. SA 7.375% 7/9/18	EUR	200,000	255,919

TOTAL AUTOMOTIVE & AUTO PARTS			498,078

Banks & Thrifts - 5.3%
Ally Financial, Inc.:
5.75% 11/20/25		445,000	450,563
8% 12/31/18		225,000	246,094
8% 11/1/31		1,195,000	1,430,983
Bank of Ceylon 5.325% 4/16/18 (Reg. S)		200,000	197,000
BBVA Bancomer SA 7.25% 4/22/20 (b)		200,000	220,600
General Motors Acceptance Corp. 8% 11/1/31		257,000	309,685
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (b)		250,000	259,873
GTB Finance BV 6% 11/8/18 (b)		200,000	188,520
Itau Unibanco Holding SA 6.2% 12/21/21 (b)		350,000	364,333
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (b)		400,000	411,048
Royal Bank of Scotland Group PLC:
3.625% 3/25/24 (Reg. S) (c)	EUR	100,000	112,036
5.125% 5/28/24		317,000	310,142
SB Capital SA 5.5% 2/26/24 (b)(c)		200,000	193,000
Turkiye Garanti Bankasi A/S 4.75% 10/17/19 (b)		200,000	205,344
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (b)		200,000	193,578
UniCredit SpA 6.95% 10/31/22 (Reg. S)	EUR	100,000	131,443
UT2 Funding PLC 5.321% 6/30/16 (d)	EUR	50,000	57,470
Zenith Bank PLC 6.25% 4/22/19 (b)		400,000	369,080

TOTAL BANKS & THRIFTS			5,650,792

Broadcasting - 0.6%
AMC Networks, Inc. 4.75% 12/15/22		100,000	100,750
Clear Channel Communications, Inc. 5.5% 12/15/16		185,000	179,450
Ottawa Holdings Pte Ltd. 5.875% 5/16/18 (Reg. S)		200,000	143,000
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		350,000	228,375

TOTAL BROADCASTING			651,575

Building Materials - 2.1%
Alam Synergy Pte. Ltd. 9% 1/29/19 (Reg. S)		200,000	202,500
CEMEX Finance LLC:
5.25% 4/1/21 (Reg. S)	EUR	100,000	118,009
6% 4/1/24 (Reg. S)		250,000	249,063
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	198,000
GCP Applied Technologies, Inc. 9.5% 2/1/23 (b)		70,000	76,650
HD Supply, Inc. 5.75% 4/15/24 (b)		125,000	131,094
HeidelbergCement Finance BV 3.25% 10/21/21 (Reg. S)	EUR	300,000	377,053
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	89,250
Modern Land China Co. Ltd. 13.875% 11/4/18 (Reg. S)		100,000	108,004
Nortek, Inc. 8.5% 4/15/21		120,000	124,800
Pratama Agung Pte. Ltd. 6.25% 2/24/20 (Reg. S)		200,000	202,326
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		300,000	308,250
USG Corp. 5.875% 11/1/21 (b)		50,000	52,625

TOTAL BUILDING MATERIALS			2,237,624

Cable/Satellite TV - 4.5%
Altice SA:
7.625% 2/15/25 (b)		400,000	386,500
7.75% 5/15/22 (b)		235,000	234,413
Altice U.S. Finance SA:
7.75% 7/15/25 (b)		200,000	200,000
7.75% 7/15/25 (b)		200,000	203,000
Cable One, Inc. 5.75% 6/15/22 (b)		55,000	56,513
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.5% 5/1/26 (b)		110,000	112,200
5.75% 1/15/24		615,000	644,981
CCOH Safari LLC 5.75% 2/15/26 (b)		65,000	67,113
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		255,000	240,338
DISH DBS Corp. 5% 3/15/23		670,000	613,050
Lynx II Corp. 6.375% 4/15/23 (b)		200,000	206,000
Myriad International Holding BV 5.5% 7/21/25 (b)		200,000	204,408
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)		210,000	212,625
Telenet Finance VI Luxembourg SCA 4.875% 7/15/27 (Reg. S)	EUR	100,000	116,154
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.5% 1/15/27 (Reg. S)	EUR	100,000	110,211
5.5% 9/15/22 (Reg. S)	EUR	324,000	396,038
5.5% 1/15/23 (b)		200,000	207,250
UPCB Finance VI Ltd. 6.875% 1/15/22 (b)		135,000	142,763
VTR Finance BV 6.875% 1/15/24 (b)		400,000	399,500

TOTAL CABLE/SATELLITE TV			4,753,057

Capital Goods - 0.3%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (b)		180,000	116,100
Zoomlion HK SPV Co. Ltd. 6.125% 12/20/22 (Reg. S)		200,000	169,000

TOTAL CAPITAL GOODS			285,100

Chemicals - 1.4%
Blue Cube Spinco, Inc. 10% 10/15/25 (b)		45,000	51,863
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		160,000	132,800
INEOS Group Holdings SA 5.75% 2/15/19 (Reg. S)	EUR	250,000	293,777
Kerling PLC 10.625% 2/1/17 (Reg. S)	EUR	200,000	229,583
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (b)		10,000	10,000
LSB Industries, Inc. 7.75% 8/1/19		85,000	81,600
Momentive Performance Materials, Inc. 3.88% 10/24/21		80,000	61,200
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)		55,000	0
OCP SA 5.625% 4/25/24 (b)		200,000	209,750
Platform Specialty Products Corp.:
6.5% 2/1/22 (b)		155,000	136,400
10.375% 5/1/21 (b)		25,000	25,000
Tronox Finance LLC 6.375% 8/15/20		100,000	85,063
Yingde Gases Investment Ltd. 7.25% 2/28/20 (Reg. S)		200,000	138,042

TOTAL CHEMICALS			1,455,078

Consumer Products - 0.7%
Central Garden & Pet Co. 6.125% 11/15/23		220,000	231,000
Prestige Brands, Inc.:
5.375% 12/15/21 (b)		195,000	199,388
6.375% 3/1/24 (b)		45,000	47,250
Revlon Consumer Products Corp. 5.75% 2/15/21		260,000	264,225
Spectrum Brands Holdings, Inc. 6.375% 11/15/20		45,000	47,487

TOTAL CONSUMER PRODUCTS			789,350

Containers - 1.8%
Ardagh Finance Holdings SA:
8.375% 6/15/19(Reg S.) pay-in-kind (c)	EUR	208,375	239,990
8.625% 6/15/19 pay-in-kind (b)(c)		227,162	226,684
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
7% 11/15/20 (b)		35,294	33,353
7.25% 5/15/24 (b)(e)		200,000	200,000
Ball Corp.:
3.5% 12/15/20	EUR	100,000	123,093
4.375% 12/15/23	EUR	200,000	249,048
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		155,000	129,619
Crown European Holdings SA 3.375% 5/15/25	EUR	200,000	230,441
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	150,000	202,643
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		285,000	295,688

TOTAL CONTAINERS			1,930,559

Diversified Financial Services - 4.7%
Aircastle Ltd. 5.125% 3/15/21		220,000	232,650
Arrow Global Finance PLC 5.048% 11/1/21 (c)	EUR	200,000	229,468
Boing Group Financing PLC 6.625% 7/15/19 (Reg. S)	EUR	100,000	108,121
Cabot Financial SA (Luxembourg) 5.875% 11/15/21 (Reg. S) (c)	EUR	150,000	169,181
CIT Group, Inc. 5% 8/1/23		215,000	223,600
Comcel Trust 6.875% 2/6/24 (b)		200,000	189,000
Credito Real S.A.B. de CV 7.5% 3/13/19 (b)		200,000	203,250
Garfunkelux Holdco 3 SA 7.5% 8/1/22 (Reg. S)	EUR	200,000	232,445
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/1/22		305,000	290,894
International Lease Finance Corp.:
5.875% 8/15/22		375,000	410,625
8.625% 1/15/22		555,000	671,550
Lock A/S 7% 8/15/21 (Reg. S)	EUR	100,000	121,410
MSCI, Inc. 5.75% 8/15/25 (b)		50,000	53,188
Navient Corp. 5% 10/26/20		54,000	51,570
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)(e)		315,000	326,813
SLM Corp.:
4.875% 6/17/19		30,000	28,740
5.5% 1/25/23		630,000	566,213
6.125% 3/25/24		420,000	376,110
7.25% 1/25/22		10,000	9,850
8% 3/25/20		190,000	199,500
Verisure Holding AB 6% 11/1/22 (Reg. S)	EUR	260,000	319,059

TOTAL DIVERSIFIED FINANCIAL SERVICES			5,013,237

Diversified Media - 0.4%
MDC Partners, Inc. 6.5% 5/1/24 (b)		95,000	98,382
National CineMedia LLC:
6% 4/15/22		300,000	314,250
7.875% 7/15/21		35,000	36,488

TOTAL DIVERSIFIED MEDIA			449,120

Energy - 10.4%
Afren PLC 10.25% 4/8/19 (b)(d)		285,920	715
American Energy-Permian Basin LLC/AEPB Finance Corp.:
7.1186% 8/1/19 (b)(c)		215,000	96,750
7.125% 11/1/20 (b)		140,000	63,000
7.375% 11/1/21 (b)		175,000	78,750
Antero Resources Corp.:
5.125% 12/1/22		420,000	403,200
5.625% 6/1/23 (Reg. S)		80,000	77,600
Areva SA 4.875% 9/23/24	EUR	200,000	196,720
BBVA Colombia SA 4.875% 4/21/25 (b)		150,000	147,600
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		55,000	52,800
Chesapeake Energy Corp. 8% 12/15/22 (b)		245,000	166,600
China Oil & Gas Group Ltd. 5.25% 4/25/18 (Reg. S)		200,000	201,500
Citgo Holding, Inc. 10.75% 2/15/20 (b)		155,000	152,094
Concho Resources, Inc.:
5.5% 10/1/22		55,000	55,481
5.5% 4/1/23		25,000	25,188
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.125% 3/1/22		175,000	159,688
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		110,000	97,350
Diamondback Energy, Inc. 7.625% 10/1/21		135,000	143,944
EDC Finance Ltd. 4.875% 4/17/20 (b)		400,000	388,002
Energy Transfer Equity LP 7.5% 10/15/20		30,000	30,225
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23		95,000	54,625
7.75% 9/1/22		110,000	63,800
9.375% 5/1/20		390,000	254,233
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		250,000	196,250
Forum Energy Technologies, Inc. 6.25% 10/1/21		85,000	77,350
Gaz Capital SA 3.389% 3/20/20 (Reg. S)	EUR	100,000	115,947
Gazprom OAO 3.6% 2/26/21	EUR	200,000	232,802
Gibson Energy, Inc. 6.75% 7/15/21 (b)		370,000	355,200
Greenko Dutch BV 8% 8/1/19 (Reg. S)		200,000	214,000
Gulfmark Offshore, Inc. 6.375% 3/15/22		340,000	154,700
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		320,000	297,600
5.75% 10/1/25 (b)		200,000	188,500
7.625% 4/15/21 (b)		10,000	10,200
Hornbeck Offshore Services, Inc.:
5% 3/1/21		5,000	3,181
5.875% 4/1/20		80,000	51,800
Kosmos Energy Ltd. 7.875% 8/1/21 (b)		200,000	180,000
Laredo Petroleum, Inc.:
5.625% 1/15/22		340,000	312,800
6.25% 3/15/23		105,000	97,913
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 9/15/21		35,000	3,063
7.75% 2/1/21		5,000	425
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	40,163
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		380,000	140,838
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (b)(d)		500,000	75,000
Pan American Energy LLC 7.875% 5/7/21 (b)		300,000	296,160
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23 (b)		130,000	126,750
Petroleos Mexicanos 6.375% 2/4/21 (b)		200,000	215,956
Puma International Financing SA 6.75% 2/1/21 (Reg. S)		200,000	196,520
Range Resources Corp. 4.875% 5/15/25		60,000	55,575
Rice Energy, Inc.:
6.25% 5/1/22		75,000	74,250
7.25% 5/1/23		40,000	40,400
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		125,000	102,500
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (c)		260,000	258,375
5.625% 4/15/23		225,000	220,500
5.625% 3/1/25		45,000	43,875
5.75% 5/15/24		80,000	77,400
SemGroup Corp. 7.5% 6/15/21		370,000	325,600
Sibur Securities Ltd. 3.914% 1/31/18 (b)		250,000	249,688
SM Energy Co.:
5% 1/15/24		40,000	33,300
5.625% 6/1/25		100,000	84,000
6.125% 11/15/22		80,000	72,400
6.5% 11/15/21		15,000	13,950
6.5% 1/1/23		15,000	13,725
Summit Midstream Holdings LLC 7.5% 7/1/21		100,000	90,000
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21 (b)		110,000	111,375
6.375% 4/1/23 (b)		60,000	60,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18		305,000	306,714
6.375% 8/1/22		60,000	60,600
Teine Energy Ltd. 6.875% 9/30/22 (b)		145,000	139,563
TerraForm Power Operating LLC:
5.875% 2/1/23 (b)		145,000	126,513
6.125% 6/15/25 (b)		25,000	21,500
Transocean, Inc.:
6% 3/15/18		130,000	123,500
6.875% 12/15/21		270,000	220,050
Transportadora de Gas del Sur SA 9.625% 5/14/20 (b)		431,097	446,185
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		40,000	38,300
Western Refining, Inc. 6.25% 4/1/21		105,000	97,125
WPX Energy, Inc.:
7.5% 8/1/20		65,000	61,913
8.25% 8/1/23		100,000	94,000
YPF SA:
8.5% 3/23/21 (b)		250,000	261,250
8.5% 7/28/25 (b)		300,000	309,000
Zhaikmunai International BV 7.125% 11/13/19 (b)		400,000	333,080

TOTAL ENERGY			11,060,089

Entertainment/Film - 0.2%
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		170,000	172,550
Environmental - 0.5%
Clean Harbors, Inc. 5.125% 6/1/21		100,000	100,750
Covanta Holding Corp.:
5.875% 3/1/24		110,000	109,175
6.375% 10/1/22		95,000	97,850
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		200,000	192,000

TOTAL ENVIRONMENTAL			499,775

Food & Drug Retail - 1.5%
Rite Aid Corp.:
6.875% 12/15/28 (b)(c)		505,000	587,063
7.7% 2/15/27		681,000	827,415
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)		165,000	147,675

TOTAL FOOD & DRUG RETAIL			1,562,153

Food/Beverage/Tobacco - 2.3%
ESAL GmbH 6.25% 2/5/23 (b)		155,000	142,941
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (b)		220,000	228,525
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		300,000	320,910
JBS Investments GmbH 7.25% 4/3/24 (b)		210,000	203,438
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.75% 6/15/25 (b)		65,000	59,800
Minerva Luxembourg SA 7.75% 1/31/23(b)		800,000	813,000
Post Holdings, Inc.:
6.75% 12/1/21 (b)		190,000	199,145
7.75% 3/15/24 (b)		65,000	70,688
8% 7/15/25 (b)		35,000	38,806
R&R Ice Cream PLC 9.25% 5/15/18 pay-in-kind (Reg. S) (c)	EUR	250,000	289,125
TreeHouse Foods, Inc. 6% 2/15/24 (b)		40,000	42,550

TOTAL FOOD/BEVERAGE/TOBACCO			2,408,928

Gaming - 2.2%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		405,000	352,350
Cirsa Funding Luxembourg SA 8.75% 5/15/18 (Reg. S)	EUR	106,216	122,231
Cleopatra Finance Ltd. 4.75% 2/15/23 (Reg. S)	EUR	200,000	240,174
Eldorado Resorts, Inc. 7% 8/1/23		125,000	130,313
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26		30,000	31,275
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)		130,000	134,875
MGM Mirage, Inc. 8.625% 2/1/19		315,000	358,313
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21		305,000	286,700
Scientific Games Corp. 10% 12/1/22		270,000	223,155
Studio City Finance Ltd. 8.5% 12/1/20 (b)		200,000	200,800
Wynn Macau Ltd. 5.25% 10/15/21 (b)		300,000	287,250

TOTAL GAMING			2,367,436

Healthcare - 5.5%
Acadia Healthcare Co., Inc. 5.625% 2/15/23		45,000	46,013
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		75,000	67,313
Centene Corp.:
5.625% 2/15/21 (b)		80,000	84,200
6.125% 2/15/24 (b)		50,000	52,750
Cerba European Lab SAS 7% 2/1/20 (Reg. S)	EUR	200,000	237,025
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		40,000	40,300
DaVita HealthCare Partners, Inc. 5% 5/1/25		145,000	145,000
Endo Finance LLC 5.375% 1/15/23 (b)		20,000	19,150
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (b)		200,000	196,250
6% 2/1/25 (b)		295,000	281,725
Eurofins Scientific SA 3.375% 1/30/23 (Reg. S)	EUR	200,000	230,966
FMC Finance VII SA 5.25% 2/15/21	EUR	250,000	338,505
HCA Holdings, Inc.:
5% 3/15/24		185,000	191,475
5.875% 3/15/22		274,000	299,345
5.875% 2/15/26		85,000	88,188
6.5% 2/15/20		245,000	271,338
7.5% 2/15/22		180,000	203,850
HealthSouth Corp.:
5.75% 11/1/24		150,000	154,875
5.75% 9/15/25		15,000	15,518
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (b)(c)		45,000	44,550
Molina Healthcare, Inc. 5.375% 11/15/22 (b)		65,000	67,113
Quintiles Transnational Corp. 4.875% 5/15/23 (b)		60,000	61,425
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	150,738
5.5% 2/1/21		120,000	121,200
Team Health, Inc. 7.25% 12/15/23 (b)		120,000	127,425
Tenet Healthcare Corp.:
6.75% 6/15/23		140,000	138,250
8.125% 4/1/22		655,000	679,563
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		280,000	247,975
5.5% 3/1/23 (b)		115,000	97,750
5.625% 12/1/21 (b)		155,000	131,363
5.875% 5/15/23 (b)		520,000	435,500
6.125% 4/15/25 (b)		205,000	171,253
6.75% 8/15/21 (b)		40,000	35,200
7.25% 7/15/22 (b)		25,000	22,063
7.5% 7/15/21 (b)		313,000	286,395
Vizient, Inc. 10.375% 3/1/24 (b)		80,000	86,400

TOTAL HEALTHCARE			5,867,949

Homebuilders/Real Estate - 3.4%
Agile Property Holdings Ltd. 8.875% 4/28/17 (Reg. S)		200,000	200,900
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (b)		405,000	347,288
Beazer Homes U.S.A., Inc. 7.25% 2/1/23		140,000	117,600
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		5,000	4,630
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		5,000	4,500
6.5% 12/15/20 (b)		115,000	112,700
CBRE Group, Inc. 5% 3/15/23		110,000	113,482
Cementos Progreso Trust 7.125% 11/6/23 (b)		200,000	213,000
Future Land Development Holding Ltd. 6.25% 11/12/17 (Reg. S)		200,000	200,003
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		150,000	157,688
KWG Property Holding Ltd. 8.25% 8/5/19 (Reg. S)		200,000	211,500
Lodha Developers International Ltd. 12% 3/13/20 (Reg. S)		200,000	192,740
Powerlong Real Estate Holding Ltd. 7.625% 11/26/18 (Reg. S)		200,000	203,480
Ryland Group, Inc. 5.375% 10/1/22		55,000	56,661
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		30,000	30,225
6.125% 4/1/25 (b)		30,000	30,225
Shimao Property Holdings Ltd. 8.125% 1/22/21 (Reg. S)		200,000	217,005
Times Property Holdings Ltd. 12.625% 3/21/19 (Reg. S)		200,000	221,492
Trillion Chance Ltd. 8.5% 1/10/19		200,000	208,500
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	83,700
William Lyon Homes, Inc. 8.5% 11/15/20		215,000	223,063
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (b)		265,000	243,800
Yuzhou Properties Co. 8.75% 10/4/18 (Reg. S)		200,000	210,941

TOTAL HOMEBUILDERS/REAL ESTATE			3,605,123

Hotels - 0.2%
Choice Hotels International, Inc. 5.75% 7/1/22		45,000	48,375
ESH Hospitality, Inc. 5.25% 5/1/25 (b)		135,000	133,144
FelCor Lodging LP 6% 6/1/25		35,000	36,138

TOTAL HOTELS			217,657

Insurance - 0.5%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		205,000	203,975
Assicurazioni Generali SpA 10.125% 7/10/42 (c)	EUR	100,000	151,126
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		140,000	137,200
HUB International Ltd. 9.25% 2/15/21 (b)		35,000	36,488

TOTAL INSURANCE			528,789

Leisure - 0.1%
24 Hour Holdings III LLC 8% 6/1/22 (b)		100,000	80,250
Metals/Mining - 1.6%
Abja Investment Co. Pte Ltd. 5.95% 7/31/24 (Reg. S)		200,000	189,969
Alpha Natural Resources, Inc. 9.75% 4/15/18 (d)		210,000	1,575
Bluescope Steel Ltd./Bluescope Steel Finance:
6.5% 5/15/21 (b)		25,000	25,500
7.125% 5/1/18 (b)		50,000	51,375
Favor Sea Ltd. 11.75% 2/4/19 (Reg. S)		100,000	77,250
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (b)		400,000	374,000
Nord Gold NV 6.375% 5/7/18 (b)		200,000	207,526
Peabody Energy Corp.:
6.25% 11/15/21 (d)		135,000	14,175
10% 3/15/22 (b)(d)		85,000	8,925
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)		55,000	47,988
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (b)		115,000	112,125
Southern Copper Corp. 7.5% 7/27/35		250,000	268,771
Vedanta Resources PLC 8.25% 6/7/21 (Reg. S)		400,000	318,000
Walter Energy, Inc. 9.5% 10/15/19 (b)(d)		155,000	0

TOTAL METALS/MINING			1,697,179

Paper - 0.4%
Lecta SA 8.875% 5/15/19 (Reg. S)	EUR	150,000	178,628
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	200,000	244,468

TOTAL PAPER			423,096

Publishing/Printing - 0.9%
Cenveo Corp. 6% 8/1/19 (b)		145,000	112,375
Clear Channel International BV 8.75% 12/15/20 (b)		105,000	108,938
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance:
7.875% 5/15/24 (b)		115,000	117,875
9.75% 4/1/21 (c)		285,000	306,913
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		345,000	346,725

TOTAL PUBLISHING/PRINTING			992,826

Restaurants - 0.3%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.625% 1/15/22(b)		70,000	71,750
Landry's Acquisition Co. 9.375% 5/1/20 (b)		105,000	110,381
Landry's Holdings II, Inc. 10.25% 1/1/18 (b)		125,000	125,938

TOTAL RESTAURANTS			308,069

Services - 3.3%
APX Group, Inc.:
6.375% 12/1/19		250,000	250,000
8.75% 12/1/20		1,000,000	937,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 6.375% 4/1/24 (b)		155,000	153,838
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)		95,000	83,363
Everi Payments, Inc. 10% 1/15/22		35,000	29,750
FTI Consulting, Inc. 6% 11/15/22		375,000	394,688
Garda World Security Corp.:
7.25% 11/15/21 (b)		185,000	149,388
7.25% 11/15/21 (b)		100,000	80,750
Hertz Corp. 6.25% 10/15/22		105,000	105,734
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		220,000	147,950
Laureate Education, Inc. 10% 9/1/19 (b)(c)		920,000	832,600
NES Rentals Holdings, Inc. 7.875% 5/1/18 (b)		70,000	66,850
The GEO Group, Inc. 6% 4/15/26		30,000	30,735
TMS International Corp. 7.625% 10/15/21 (b)		55,000	38,500
United Rentals North America, Inc. 5.5% 7/15/25		60,000	59,668
Western Digital Corp. 10.5% 4/1/24 (b)		110,000	106,975

TOTAL SERVICES			3,468,289

Steel - 1.0%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (b)		90,000	84,600
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)		200,000	183,000
JMC Steel Group, Inc. 8.25% 3/15/18 (b)		610,000	585,600
Metinvest BV 10.25% 5/27/16 (b)		77,204	47,094
Steel Capital SA 5.9% 10/17/22 (Reg. S)		200,000	208,700

TOTAL STEEL			1,108,994

Super Retail - 1.0%
InRetail Shopping Malls 6.5% 7/9/21 (b)		200,000	206,000
JC Penney Corp., Inc.:
5.65% 6/1/20		260,000	245,700
5.75% 2/15/18		80,000	81,200
7.4% 4/1/37		85,000	67,575
L Brands, Inc. 6.875% 11/1/35		90,000	99,000
MPM Global Pte Ltd. 6.75% 9/19/19 (Reg. S)		100,000	98,293
Sally Holdings LLC 5.625% 12/1/25		70,000	74,725
Sonic Automotive, Inc.:
5% 5/15/23		40,000	39,800
7% 7/15/22		105,000	110,775

TOTAL SUPER RETAIL			1,023,068

Technology - 3.3%
Activision Blizzard, Inc. 6.125% 9/15/23 (b)		120,000	130,650
BCP Singapore VI Cayman Financing Co. Ltd. 8% 4/15/21 (b)		200,000	160,000
Blue Coat Systems, Inc. 8.375% 6/1/23 (b)		410,000	431,525
BMC Software Finance, Inc. 8.125% 7/15/21 (b)		275,000	203,500
BMC Software, Inc. 7.25% 6/1/18		80,000	71,200
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (b)(c)		350,000	257,250
Brocade Communications Systems, Inc. 4.625% 1/15/23		135,000	130,275
CDW LLC/CDW Finance Corp. 6% 8/15/22		255,000	273,011
Emdeon, Inc. 6% 2/15/21 (b)		70,000	70,700
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		30,000	29,775
Entegris, Inc. 6% 4/1/22 (b)		70,000	72,100
Lucent Technologies, Inc. 6.45% 3/15/29		425,000	454,750
Micron Technology, Inc.:
5.25% 1/15/24 (b)		60,000	48,150
5.5% 2/1/25		85,000	68,850
7.5% 9/15/23 (b)		70,000	72,450
Rackspace Hosting, Inc. 6.5% 1/15/24 (b)		80,000	79,100
Sabre GLBL, Inc. 5.25% 11/15/23 (b)		85,000	86,063
Sensata Technologies BV 4.875% 10/15/23 (b)		120,000	120,900
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		320,000	335,200
STATS ChipPAC Ltd. 8.5% 11/24/20 (Reg. S)		200,000	203,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19		191,000	191,478
13.375% 10/15/19		50,000	50,000

TOTAL TECHNOLOGY			3,539,927

Telecommunications - 11.4%
Altice Financing SA:
6.625% 2/15/23 (b)		200,000	197,760
7.5% 5/15/26 (b)(e)		200,000	200,930
Altice Finco SA 8.125% 1/15/24 (b)		200,000	195,000
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (b)		200,000	211,600
8.625% 5/6/19 (Reg. S)		200,000	211,600
Broadview Networks Holdings, Inc. 10.5% 11/15/17		187,500	165,000
Digicel Group Ltd.:
6% 4/15/21 (Reg. S)		200,000	183,000
8.25% 9/30/20 (b)		675,000	615,938
DigitalGlobe, Inc. 5.25% 2/1/21 (b)		130,000	117,488
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		245,000	231,525
Frontier Communications Corp.:
8.875% 9/15/20 (b)		40,000	42,350
10.5% 9/15/22 (b)		70,000	72,021
GCI, Inc. 6.875% 4/15/25		85,000	85,850
GCX Ltd. 7% 8/1/19 (Reg. S)		200,000	188,998
Globo Comunicacao e Participacoes SA:
4.875% 4/11/22 (Reg. S)		250,000	247,813
5.307% 5/11/22 (Reg. S) (f)		200,000	202,500
GTH Finance BV:
6.25% 4/26/20 (b)		200,000	199,750
7.25% 4/26/23 (b)		200,000	200,126
Intelsat Jackson Holdings SA:
5.5% 8/1/23		165,000	104,259
8% 2/15/24 (b)		570,000	589,950
Intelsat Luxembourg SA 8.125% 6/1/23		285,000	93,338
Millicom International Cellular SA 6.625% 10/15/21 (b)		200,000	202,500
MTS International Funding Ltd. 5% 5/30/23 (b)		350,000	349,563
Neptune Finco Corp.:
6.625% 10/15/25 (b)		200,000	215,000
10.125% 1/15/23 (b)		350,000	384,125
10.875% 10/15/25 (b)		200,000	222,500
Numericable Group SA:
6% 5/15/22 (b)		405,000	405,527
7.375% 5/1/26 (b)		255,000	260,100
Play Topco SA 7.75% 2/28/20 (Reg. S) (c)	EUR	200,000	233,590
Sable International Finance Ltd. 6.875% 8/1/22 (b)		600,000	615,750
SBA Communications Corp. 4.875% 7/15/22		305,000	307,098
Sprint Capital Corp.:
6.875% 11/15/28		205,000	152,213
6.9% 5/1/19		615,000	562,725
8.75% 3/15/32		175,000	139,125
Sprint Corp.:
7.125% 6/15/24		370,000	277,500
7.875% 9/15/23		545,000	425,100
T-Mobile U.S.A., Inc.:
6% 4/15/24		120,000	125,550
6.25% 4/1/21		180,000	187,650
6.5% 1/15/26		120,000	127,200
6.625% 4/1/23		325,000	347,344
6.731% 4/28/22		205,000	215,763
6.836% 4/28/23		285,000	303,881
TBG Global Pte. Ltd.:
4.625% 4/3/18 (b)		200,000	202,260
5.25% 2/10/22 (Reg. S)		200,000	196,427
Telecom Italia SpA 4.875% 9/25/20 (Reg. S)	EUR	100,000	132,360
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		200,000	197,000
Telenet Finance Luxembourg S.C.A. 6.25% 8/15/22 (Reg. S)	EUR	100,000	123,677
UPCB Finance IV Ltd. 4% 1/15/27 (Reg. S)	EUR	200,000	223,857
Wind Acquisition Finance SA:
4% 7/15/20 (Reg S.)	EUR	350,000	391,249
4.75% 7/15/20 (b)		270,000	257,715

TOTAL TELECOMMUNICATIONS			12,141,145

Textiles/Apparel - 0.4%
Golden Legacy Pte Ltd. 9% 4/24/19 (Reg. S)		200,000	202,000
Novalis Sas 3% 4/30/22 (Reg. S)	EUR	200,000	232,205

TOTAL TEXTILES/APPAREL			434,205

Transportation Ex Air/Rail - 0.6%
eHi Car Service Co. Ltd. 7.5% 12/8/18 (Reg. S)		200,000	202,504
Global Ports Finance PLC 6.872% 1/25/22 (b)		200,000	199,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		155,000	127,488
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		58,000	62,785
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21 (d)		155,000	30,225

TOTAL TRANSPORTATION EX AIR/RAIL			622,502

Utilities - 6.1%
Calpine Corp. 7.875% 1/15/23 (b)		170,000	181,475
Dynegy, Inc.:
6.75% 11/1/19		125,000	126,063
7.375% 11/1/22		160,000	158,045
7.625% 11/1/24		220,000	215,050
Enel SpA 5% 1/15/75 (c)	EUR	300,000	363,697
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (b)(d)		757,722	810,763
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		60,000	49,200
7% 6/15/23		85,000	71,453
InterGen NV 7% 6/30/23 (b)		610,000	420,900
Listrindo Capital BV 6.95% 2/21/19 (b)		200,000	207,750
Majapahit Holding BV 7.875% 6/29/37 (Reg. S)		200,000	242,500
NRG Energy, Inc. 6.625% 3/15/23		345,000	338,963
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		336,093	357,939
Petrobras Global Finance BV 4.75% 1/14/25	EUR	400,000	354,053
Petrobras International Finance Co. Ltd. 5.375% 1/27/21		300,000	266,625
PPL Energy Supply LLC 6.5% 6/1/25		65,000	57,693
RJS Power Holdings LLC 4.625% 7/15/19 (b)		410,000	381,300
TXU Corp.:
5.55% 11/15/14 (d)		1,361,000	884,650
6.5% 11/15/24 (d)		475,000	308,750
6.55% 11/15/34 (d)		1,000,000	650,000

TOTAL UTILITIES			6,446,869

TOTAL NONCONVERTIBLE BONDS
(Cost $89,679,326)			85,839,213
		Shares	Value

Common Stocks - 1.9%
Automotive & Auto Parts - 0.5%
Chassix Holdings, Inc.		3,510	110,565
General Motors Co.		5,768	183,422
Trinseo SA (g)		5,300	226,787

TOTAL AUTOMOTIVE & AUTO PARTS			520,774

Broadcasting - 0.0%
Cumulus Media, Inc. Class A (g)		83,000	30,843
Chemicals - 0.2%
LyondellBasell Industries NV Class A		2,500	206,675
Energy - 0.1%
Ovation Acquisition I LLC (h)		60,306	603
The Williams Companies, Inc.		1,900	36,841

TOTAL ENERGY			37,444

Healthcare - 0.5%
Allergan PLC (g)		900	194,904
HCA Holdings, Inc. (g)		3,300	266,046
Legend Acquisition, Inc. (g)		2,128	28,728
Legend Acquisition, Inc.:
Class A warrants (g)		2,195	0
Class B warrants (g)		2,894	0

TOTAL HEALTHCARE			489,678

Hotels - 0.2%
Extended Stay America, Inc. unit		15,000	234,750
Metals/Mining - 0.0%
Warrior Met Coal LLC Class A(h)		81	20,992
Services - 0.3%
ARAMARK Holdings Corp.		5,800	194,358
United Rentals, Inc. (g)		1,800	120,474
WP Rocket Holdings, Inc. (g)(h)		356,213	21,373

TOTAL SERVICES			336,205

Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (g)		12,187	17,671
Utilities - 0.1%
NRG Yield, Inc. Class C		7,000	113,260
TOTAL COMMON STOCKS
(Cost $3,039,844)			2,008,292

Convertible Preferred Stocks - 0.4%
Healthcare - 0.4%
Allergan PLC 5.50%		200	162,298
Teva Pharmaceutical Industries Ltd. 7%		250	225,250
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $450,000)			387,548
		Principal Amount(a)	Value

Bank Loan Obligations - 2.3%
Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19		44,883	44,210
Cable/Satellite TV - 0.1%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22(c)		20,000	19,083
Tranche 2LN, term loan 7.75% 7/7/23 (c)		85,000	80,821

TOTAL CABLE/SATELLITE TV			99,904

Diversified Media - 0.4%
McGraw-Hill School Education Tranche B, term loan 7.5% 12/18/19 (c)		433,141	432,599
Energy - 0.4%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (c)		255,000	189,975
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (c)		35,532	35,532
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (c)		157,990	92,819
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (c)		48,625	13,919
Panda Sherman Power, LLC term loan 9% 9/14/18 (c)		64,045	60,203
Targa Resources Corp. term loan 5.75% 2/27/22 (c)		27,907	26,512

TOTAL ENERGY			418,960

Gaming - 0.2%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)		234,401	220,777
Healthcare - 0.1%
Horizon Pharmaceuticals, Inc. Tranche B, term loan 4.5% 5/7/21 (c)		19,900	19,253
U.S. Renal Care, Inc. Tranche 2LN, term loan 9% 12/31/23 (c)		110,000	110,000

TOTAL HEALTHCARE			129,253

Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (c)		55,000	54,931
Realogy Corp. Credit-Linked Deposit 4.6873% 10/10/16 (c)		62,264	61,642

TOTAL HOMEBUILDERS/REAL ESTATE			116,573

Services - 0.2%
KC Mergersub, Inc. Tranche 1LN, term loan 6% 8/13/22 (c)		194,025	192,246
Super Retail - 0.1%
Sears Roebuck Acceptance Corp. Tranche B, term loan 8.5% 7/20/20 (c)		120,000	119,400
Technology - 0.5%
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (c)		133,747	114,855
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)		234,911	237,653
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (c)		107,800	105,464
Tranche 2LN, term loan 8% 4/9/22 (c)		95,000	87,875

TOTAL TECHNOLOGY			545,847

Telecommunications - 0.2%
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (c)		165,000	154,564
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (c)		6,325	6,262

TOTAL TELECOMMUNICATIONS			160,826

TOTAL BANK LOAN OBLIGATIONS
(Cost $2,509,967)			2,480,595

Preferred Securities - 6.9%
Banks & Thrifts - 5.3%
Banco Do Brasil SA 9% (b)(c)(i)		250,000	187,674
Bank of America Corp.:
5.2% (c)(i)		345,000	328,300
6.1% (c)(i)		105,000	105,849
Bank of East Asia Ltd. 8.5% (c)(i)		100,000	117,169
Barclays Bank PLC 7.625% 11/21/22		655,000	736,180
Barclays PLC 8% (c)(i)	EUR	200,000	230,777
Chong Hing Bank Ltd. 6.5% (c)(i)		200,000	208,686
Citigroup, Inc. 5.35% (c)(i)		1,100,000	1,058,357
Credit Agricole SA:
6.5%(Reg S.) (c)(i)	EUR	200,000	224,871
6.625% (b)(c)(i)		315,000	299,099
8.125% (b)(c)(i)		200,000	208,222
ICICI Bank Ltd. 7.25% (Reg S.) (c)(i)		200,000	200,639
Intesa Sanpaolo SpA 8.047% (c)(i)	EUR	350,000	462,753
JPMorgan Chase & Co. 5.15% (c)(i)		415,000	414,274
Royal Bank of Scotland Group PLC:
7.0916% (c)(i)	EUR	50,000	59,048
8% (c)(i)		450,000	434,427
UniCredit International Bank Luxembourg SA 8.125% (c)(i)	EUR	200,000	266,430
Wells Fargo & Co. 5.875% (c)(i)		70,000	76,319

TOTAL BANKS & THRIFTS			5,619,074

Chemicals - 0.1%
Solvay SA 5.118% (Reg. S) (c)(i)	EUR	100,000	121,727
Consumer Products - 0.3%
Cosan Overseas Ltd. 8.25% (i)		400,000	361,483
Diversified Financial Services - 0.2%
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (c)(i)	EUR	150,000	182,351
Energy - 0.1%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(i)	EUR	100,000	117,522
Homebuilders/Real Estate - 0.1%
Grand City Properties SA 3.75% (c)(i)	EUR	100,000	110,781
Insurance - 0.1%
Groupama SA 6.298% (c)(i)	EUR	100,000	116,184
Telecommunications - 0.7%
Koninklijke KPN NV 6.125% (Reg S.) (c)(i)	EUR	200,000	253,880
Telefonica Europe BV:
5% (Reg. S) (c)(i)	EUR	300,000	344,935
6.5% (Reg. S) (c)(i)	EUR	100,000	124,819

TOTAL TELECOMMUNICATIONS			723,634

TOTAL PREFERRED SECURITIES
(Cost $7,450,092)			7,352,756
		Shares	Value

Money Market Funds - 6.7%
Fidelity Cash Central Fund, 0.38% (j)
(Cost $7,136,226)		7,136,226	7,136,226
TOTAL INVESTMENT PORTFOLIO - 99.0%
(Cost $110,265,455)			105,204,630
NET OTHER ASSETS (LIABILITIES) - 1.0%			1,016,762
NET ASSETS - 100%			$106,221,392

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,037,311 or 35.8% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (g) Non-income producing

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,968 or 0.0% of net assets.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Warrior Met Coal LLC Class A	9/19/13 - 3/19/14	$154,316
Ovation Acquisition I LLC	12/23/15	$603
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$184,731

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,611
Fidelity Securities Lending Cash Central Fund	27
Total	$11,638

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$753,938	$643,373	$--	$110,565
Consumer Staples	603	--	--	603
Energy	36,841	36,841	--	--
Financials	20,992	--	--	20,992
Health Care	877,226	848,498	--	28,728
Industrials	141,847	120,474	--	21,373
Materials	433,462	433,462	--	--
Telecommunication Services	17,671	17,671	--	--
Utilities	113,260	113,260	--	--
Corporate Bonds	85,839,213	--	85,792,119	47,094
Bank Loan Obligations	2,480,595	--	2,374,743	105,852
Preferred Securities	7,352,756	--	7,352,756	--
Money Market Funds	7,136,226	7,136,226	--	--
Total Investments in Securities:	$105,204,630	$9,349,805	$95,519,618	$335,207

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	55.7%
Luxembourg	8.4%
Netherlands	5.1%
Cayman Islands	4.1%
United Kingdom	3.2%
Canada	2.5%
France	2.3%
Ireland	2.3%
Argentina	1.7%
Mexico	1.6%
Bermuda	1.6%
Singapore	1.5%
Italy	1.1%
British Virgin Islands	1.1%
Brazil	1.0%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $103,129,229)	$98,068,404
Fidelity Central Funds (cost $7,136,226)	7,136,226
Total Investments (cost $110,265,455)		$105,204,630
Cash		22,850
Receivable for investments sold		977,505
Receivable for fund shares sold		117,322
Dividends receivable		12,912
Interest receivable		1,633,416
Distributions receivable from Fidelity Central Funds		1,200
Prepaid expenses		217
Receivable from investment adviser for expense reductions		49,751
Other receivables		4
Total assets		108,019,807
Liabilities
Payable for investments purchased
Regular delivery	$541,452
Delayed delivery	715,000
Payable for fund shares redeemed	312,437
Distributions payable	68,912
Accrued management fee	61,975
Distribution and service plan fees payable	4,401
Other affiliated payables	24,317
Other payables and accrued expenses	69,921
Total liabilities		1,798,415
Net Assets		$106,221,392
Net Assets consist of:
Paid in capital		$113,952,571
Distributions in excess of net investment income		(82,523)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,595,253)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,053,403)
Net Assets		$106,221,392
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,186,564 ÷ 681,812 shares)		$9.07
Maximum offering price per share (100/96.00 of $9.07)		$9.45
Class T:
Net Asset Value and redemption price per share ($1,436,229 ÷ 158,294 shares)		$9.07
Maximum offering price per share (100/96.00 of $9.07)		$9.45
Class C:
Net Asset Value and offering price per share ($3,437,075 ÷ 378,774 shares)(a)		$9.07
Global High Income:
Net Asset Value, offering price and redemption price per share ($93,256,092 ÷ 10,276,717 shares)		$9.07
Class I:
Net Asset Value, offering price and redemption price per share ($1,905,432 ÷ 209,980 shares)		$9.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2016
Investment Income
Dividends		$538,592
Interest		6,934,157
Income from Fidelity Central Funds		11,638
Total income		7,484,387
Expenses
Management fee	$836,019
Transfer agent fees	287,619
Distribution and service plan fees	55,346
Accounting and security lending fees	58,345
Custodian fees and expenses	15,558
Independent trustees' compensation	539
Registration fees	70,001
Audit	79,994
Legal	50,730
Miscellaneous	9,607
Total expenses before reductions	1,463,758
Expense reductions	(231,191)	1,232,567
Net investment income (loss)		6,251,820
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,369,757)
Foreign currency transactions	4,388
Total net realized gain (loss)		(3,365,369)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,956,051)
Assets and liabilities in foreign currencies	10,525
Total change in net unrealized appreciation (depreciation)		(4,945,526)
Net gain (loss)		(8,310,895)
Net increase (decrease) in net assets resulting from operations		$(2,059,075)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,251,820	$11,481,444
Net realized gain (loss)	(3,365,369)	6,077,307
Change in net unrealized appreciation (depreciation)	(4,945,526)	(13,384,500)
Net increase (decrease) in net assets resulting from operations	(2,059,075)	4,174,251
Distributions to shareholders from net investment income	(6,161,519)	(11,482,978)
Distributions to shareholders from net realized gain	–	(6,017,381)
Total distributions	(6,161,519)	(17,500,359)
Share transactions - net increase (decrease)	(20,379,577)	(214,818,457)
Redemption fees	37,133	65,173
Total increase (decrease) in net assets	(28,563,038)	(228,079,392)
Net Assets
Beginning of period	134,784,430	362,863,822
End of period (including distributions in excess of net investment income of $82,523 and undistributed net investment income of $764,726, respectively)	$106,221,392	$134,784,430

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class A

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.462	.476	.506	.526	.476
Net realized and unrealized gain (loss)	(.541)	(.293)C	(.036)	.714	(.317)
Total from investment operations	(.079)	.183	.470	1.240	.159
Distributions from net investment income	(.454)	(.486)	(.483)	(.477)	(.423)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.454)	(.796)	(.722)	(.523)	(.423)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(.65)%	1.97%C	4.86%	13.13%	1.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.28%	1.23%	1.24%	1.38%I
Expenses net of fee waivers, if any	1.25%	1.25%	1.23%	1.24%	1.25%I
Expenses net of all reductions	1.25%	1.25%	1.23%	1.24%	1.25%I
Net investment income (loss)	5.11%	4.82%	5.03%	5.25%	5.15%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,187	$7,036	$8,000	$6,419	$10,102
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class T

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.462	.474	.504	.523	.477
Net realized and unrealized gain (loss)	(.541)	(.291)C	(.036)	.712	(.318)
Total from investment operations	(.079)	.183	.468	1.235	.159
Distributions from net investment income	(.454)	(.486)	(.481)	(.472)	(.423)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.454)	(.796)	(.720)	(.518)	(.423)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(.65)%	1.98%C	4.84%	13.08%	1.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.48%	1.40%	1.35%	1.25%	1.39%I
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%I
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%I
Net investment income (loss)	5.11%	4.82%	5.01%	5.24%	5.15%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,436	$1,745	$1,595	$1,349	$9,362
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class C

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.394	.401	.428	.448	.407
Net realized and unrealized gain (loss)	(.540)	(.292)C	(.035)	.712	(.317)
Total from investment operations	(.146)	.109	.393	1.160	.090
Distributions from net investment income	(.387)	(.412)	(.406)	(.397)	(.354)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.387)	(.722)	(.645)	(.443)	(.354)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(1.39)%	1.22%C	4.05%	12.23%	1.07%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.20%	2.12%	2.05%	2.01%	2.15%I
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%I
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%I
Net investment income (loss)	4.36%	4.07%	4.26%	4.49%	4.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$3,437	$3,811	$3,720	$2,941	$9,878
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.47	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.486	.508	.534	.555	.495
Net realized and unrealized gain (loss)	(.542)	(.301)C	(.046)	.724	(.312)
Total from investment operations	(.056)	.207	.488	1.279	.183
Distributions from net investment income	(.477)	(.510)	(.511)	(.506)	(.447)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.477)	(.820)	(.750)	(.552)	(.447)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.47	$9.74
Total ReturnD,E	(.40)%	2.23%C	5.05%	13.56%	2.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.20%	1.05%	.95%	.96%	1.07%H
Expenses net of fee waivers, if any	1.00%	1.00%	.95%	.96%	1.00%H
Expenses net of all reductions	1.00%	1.00%	.95%	.96%	1.00%H
Net investment income (loss)	5.35%	5.07%	5.30%	5.53%	5.39%H
Supplemental Data
Net assets, end of period (000 omitted)	$93,256	$119,712	$344,206	$345,210	$197,480
Portfolio turnover rateI	41%	44%	72%	55%	36%J

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class I

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.47	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.483	.501	.532	.549	.499
Net realized and unrealized gain (loss)	(.539)	(.293)C	(.046)	.728	(.317)
Total from investment operations	(.056)	.208	.486	1.277	.182
Distributions from net investment income	(.477)	(.511)	(.509)	(.504)	(.446)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.477)	(.821)	(.748)	(.550)	(.446)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.47	$9.74
Total ReturnD,E	(.40)%	2.23%C	5.03%	13.54%	2.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.02%	.97%	.98%	1.13%H
Expenses net of fee waivers, if any	1.00%	1.00%	.97%	.98%	1.00%H
Expenses net of all reductions	1.00%	1.00%	.97%	.98%	1.00%H
Net investment income (loss)	5.35%	5.07%	5.28%	5.51%	5.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,905	$2,481	$5,344	$6,049	$11,617
Portfolio turnover rateI	41%	44%	72%	55%	36%J

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global High Income Fund and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,643,089
Gross unrealized depreciation	(8,254,877)
Net unrealized appreciation (depreciation) on securities	$(4,611,788)
Tax Cost	$109,816,418

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,592,224)
Net unrealized appreciation (depreciation) on securities and other investments	$(4,604,366)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,315,528)
Long-term	(1,276,696)
Total capital loss carryforward	$(2,592,224)

The Fund intends to elect to defer to its next fiscal year $428,007 of capital losses recognized during the period November 1, 2015 to April 30, 2016.

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$6,161,519	$ 11,740,384
Long-term Capital Gains	–	5,759,975
Total	$6,161,519	$ 17,500,359

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $44,878,440 and $64,830,535, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,075	$138
Class T	-%	.25%	3,971	–
Class C	.75%	.25%	35,300	7,679
			$55,346	$7,817

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,115
Class T	406
Class C(a)	433
$1,954

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,753.18
Class T	4,489.28
Class C	8,929.25
Global High Income	258,137.25
Class I	4,311.15
	$287,619

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,338.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $27. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$8,856
Class T	1.25%	3,782
Class C	2.00%	7,292
Global High Income	1.00%	207,645
Class I	1.00%	2,901
		$230,476

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $180 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $535.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2016	Year ended April 30, 2015
From net investment income
Class A	$323,762	$382,865
Class T	79,903	86,534
Class C	150,970	159,110
Global High Income	5,458,208	10,588,584
Class I	148,676	265,885
Total	$6,161,519	$11,482,978
From net realized gain
Class A	$–	$238,361
Class T	–	55,292
Class C	–	121,832
Global High Income	–	5,435,168
Class I	–	166,728
Total	$–	$6,017,381

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015
Class A
Shares sold	157,252	227,721	$1,422,895	$2,258,691
Reinvestment of distributions	32,992	58,909	297,671	574,423
Shares redeemed	(241,453)	(336,927)	(2,170,274)	(3,279,236)
Net increase (decrease)	(51,209)	(50,297)	$(449,708)	$(446,122)
Class T
Shares sold	37,827	47,348	$339,624	$472,731
Reinvestment of distributions	8,329	14,288	75,115	139,009
Shares redeemed	(69,705)	(35,971)	(627,856)	(350,040)
Net increase (decrease)	(23,549)	25,665	$(213,117)	$261,700
Class C
Shares sold	150,954	139,066	$1,353,877	$1,366,184
Reinvestment of distributions	14,343	26,268	129,529	255,392
Shares redeemed	(183,576)	(132,516)	(1,640,260)	(1,286,071)
Net increase (decrease)	(18,279)	32,818	$(156,854)	$335,505
Global High Income
Shares sold	3,468,417	6,146,670	$31,565,075	$61,517,084
Reinvestment of distributions	519,268	1,436,237	4,696,700	14,171,953
Shares redeemed	(6,182,571)	(28,813,511)	(55,426,381)	(288,132,969)
Net increase (decrease)	(2,194,886)	(21,230,604)	$(19,164,606)	$(212,443,932)
Class I
Shares sold	116,138	75,270	$1,078,461	$743,754
Reinvestment of distributions	5,400	6,967	48,617	67,942
Shares redeemed	(169,995)	(346,993)	(1,522,370)	(3,337,304)
Net increase (decrease)	(48,457)	(264,756)	$(395,292)	$(2,525,608)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Class A	1.25%
Actual		$1,000.00	$1,020.10	$6.28
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class T	1.25%
Actual		$1,000.00	$1,020.10	$6.28
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class C	2.00%
Actual		$1,000.00	$1,016.30	$10.03
Hypothetical-C		$1,000.00	$1,014.92	$10.02
Global High Income	1.00%
Actual		$1,000.00	$1,021.30	$5.03
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class I	1.00%
Actual		$1,000.00	$1,021.30	$5.03
Hypothetical-C		$1,000.00	$1,019.89	$5.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $917,677 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GHI-ANN-0616
1.926249.104

Fidelity Advisor® Short Duration High Income Fund - Class A, Class T and Class C Annual Report April 30, 2016 Class A, Class T and Class C are classes of Fidelity® Short Duration High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	(6.93)%	(1.50)%
Class T (incl. 4.00% sales charge)	(6.93)%	(1.50)%
Class C (incl. contingent deferred sales charge)	(4.60)%	(0.57)%

 A From November 5, 2013

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Short Duration High Income Fund - Class A on November 5, 2013, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$9,632	Fidelity Advisor® Short Duration High Income Fund - Class A
$10,451	The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds struggled for much of the year ending April 30, 2016, but turned it around beginning in mid-February, rallying alongside equities amid a more favorable environment for risk assets. The net result was a -1.30% return for The BofA Merrill Lynch℠ US High Yield Constrained Index. The broader backdrop was largely supportive, spurred by economic growth, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industries showed relative strength. The energy-heavy high-yield index entered the period on an uptrend, as oil prices rebounded in spring 2015. However, increased volatility among U.S. Treasuries, commodities and stocks – along with a collapse in the price of oil – resulted in a sharp sell-off beginning in June. High yield retreated into early February as oil prices fell to a level not seen since 2004, but better U.S. economic data, among other factors, led to a bottoming in prices and ultimately shifted investor sentiment. The upturn accelerated considerably in March and April – the largest advance in consecutive months since 2009 – as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund's share classes (excluding sales charges, if applicable) trailed the benchmark, The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index. Relative to the benchmark, an overweighting in dry-bulk commodities shipper Navios Maritime was the biggest individual detractor. From a sector perspective, positioning in metals/mining was the primary drag on the fund’s relative return, mainly due to overweighted investments in copper miner First Quantum Minerals and coal producer Peabody Energy. An overweighting in satellite fleet operator Intelsat also worked against the fund’s relative performance. On the plus side, security selection in energy was the biggest contributor, largely fueled by underweighting or avoiding what we considered to be the more speculative exploration & production companies in the group, such as Linn Energy and Energy XXI. Largely avoiding Spain-based engineering and construction firm Abengoa also contributed versus the benchmark. I sold the fund's positions in First Quantum Minerals, Peabody Energy, Intelsat and Linn Energy, and reduced our stake in Navios Maritime. I used the market rally during the second half of the period to reduce risk in the portfolio and increase exposure to what I believed were more-stable areas of the market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Numericable Group SA	3.4	3.2
APX Group, Inc.	3.3	3.1
Sprint Communications, Inc.	3.0	2.0
JC Penney Corp., Inc.	2.8	2.7
T-Mobile U.S.A., Inc.	2.8	2.6
	15.3

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.7	14.5
Energy	9.3	10.4
Healthcare	8.3	5.2
Diversified Financial Services	7.0	5.1
Utilities	6.6	7.1

Quality Diversification (% of fund's net assets)

As of April 30, 2016
AAA,AA,A	1.3%
BBB	4.4%
BB	36.9%
B	42.2%
CCC,CC,C	10.2%
Not Rated	0.6%
Equities	0.3%
Short-Term Investments and Net Other Assets	4.1%

As of October 31, 2015
AAA,AA,A	0.8%
BBB	5.6%
BB	30.6%
B	44.6%
CCC,CC,C	10.9%
Not Rated	3.4%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016 *
Nonconvertible Bonds	82.8%
Convertible Bonds, Preferred Stocks	0.3%
Bank Loan Obligations	11.9%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 22.9%

As of October 31, 2015*
Nonconvertible Bonds	82.6%
Bank Loan Obligations	12.3%
Other Investments	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 27.6%

Investments April 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.8%
	Principal Amount	Value
Air Transportation - 5.5%
Air Canada 7.75% 4/15/21 (a)	$40,000	$41,500
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	75,000	69,656
Allegiant Travel Co. 5.5% 7/15/19	705,000	725,709
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	490,000	481,425
5.5% 10/1/19 (a)	340,000	346,800
U.S. Airways Group, Inc. 6.125% 6/1/18	1,030,000	1,070,067
United Continental Holdings, Inc.:
6% 12/1/20	200,000	210,500
6.375% 6/1/18	500,000	526,750

TOTAL AIR TRANSPORTATION		3,472,407

Automotive - 0.3%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	204,976
Automotive & Auto Parts - 0.2%
ZF North America Capital, Inc. 4% 4/29/20 (a)	150,000	156,750
Banks & Thrifts - 1.1%
Ally Financial, Inc. 4.25% 4/15/21	90,000	91,575
Bank of America Corp.:
2% 1/11/18	150,000	150,700
6% 9/1/17	250,000	264,138
Goldman Sachs Group, Inc. 2.625% 4/25/21	100,000	100,633
JPMorgan Chase & Co. 2.35% 1/28/19	97,000	98,751

TOTAL BANKS & THRIFTS		705,797

Broadcasting - 1.4%
Clear Channel Communications, Inc.:
5.5% 12/15/16	445,000	431,650
6.875% 6/15/18	75,000	42,750
9% 12/15/19	495,000	383,625
10% 1/15/18	65,000	25,675

TOTAL BROADCASTING		883,700

Building Materials - 2.0%
Building Materials Holding Corp. 9% 9/15/18 (a)	95,000	99,750
CEMEX S.A.B. de CV 6.5% 12/10/19 (a)	920,000	969,450
Masco Corp. 3.5% 4/1/21	47,000	47,705
Standard Industries, Inc. 5.125% 2/15/21 (a)	120,000	124,800

TOTAL BUILDING MATERIALS		1,241,705

Cable/Satellite TV - 2.8%
Altice SA 7.75% 5/15/22 (a)	200,000	199,500
Cablevision Systems Corp. 7.75% 4/15/18	250,000	261,875
CSC Holdings LLC 6.75% 11/15/21	885,000	913,209
DISH DBS Corp. 5.125% 5/1/20	225,000	226,688
Time Warner Cable, Inc. 5.85% 5/1/17	200,000	208,558

TOTAL CABLE/SATELLITE TV		1,809,830

Chemicals - 1.3%
LSB Industries, Inc. 7.75% 8/1/19	260,000	249,600
Momentive Performance Materials, Inc. 3.88% 10/24/21	40,000	30,600
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	510,000	516,375

TOTAL CHEMICALS		796,575

Containers - 2.5%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (a)(b)	1,044,950	1,042,751
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.6339% 12/15/19 (a)(b)	150,000	151,481
3.8896% 5/15/21 (a)(b)(c)	200,000	199,000
7% 11/15/20 (a)	167,647	158,426
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (a)	25,000	24,938

TOTAL CONTAINERS		1,576,596

Diversified Financial Services - 6.8%
Discover Financial Services 6.45% 6/12/17	200,000	209,609
FLY Leasing Ltd.:
6.375% 10/15/21	200,000	196,000
6.75% 12/15/20	65,000	65,244
Hyundai Capital America 2.55% 2/6/19 (a)	100,000	100,997
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,130,000	1,121,525
6% 8/1/20	500,000	498,800
ILFC E-Capital Trust I 4.24% 12/21/65 (a)(b)	105,000	86,100
ILFC E-Capital Trust II 4.49% 12/21/65 (a)(b)	145,000	117,450
IntercontinentalExchange, Inc. 2.75% 12/1/20	250,000	257,600
Morgan Stanley 2.125% 4/25/18	150,000	151,361
Navient Corp. 5.875% 3/25/21	175,000	165,375
SLM Corp.:
4.875% 6/17/19	825,000	790,350
5.5% 1/15/19	580,000	575,650

TOTAL DIVERSIFIED FINANCIAL SERVICES		4,336,061

Energy - 8.9%
Antero Resources Finance Corp. 5.375% 11/1/21	60,000	58,050
Citgo Holding, Inc. 10.75% 2/15/20 (a)	245,000	240,406
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	350,000	228,158
Forbes Energy Services Ltd. 9% 6/15/19	345,000	158,700
Forum Energy Technologies, Inc. 6.25% 10/1/21	30,000	27,300
Halcon Resources Corp. 8.625% 2/1/20 (a)	395,000	327,850
Pacific Drilling V Ltd. 7.25% 12/1/17 (a)	85,000	31,503
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	100,000	104,250
Petroleos Mexicanos 3.5% 7/18/18	250,000	252,250
Sabine Pass Liquefaction LLC 5.625% 2/1/21 (b)	930,000	924,188
SM Energy Co. 6.5% 11/15/21	500,000	465,000
Southwestern Energy Co. 7.5% 2/1/18	300,000	294,750
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20 (a)	810,000	810,000
6.25% 4/15/21 (a)	80,000	81,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	142,000	137,740
5% 1/15/18	185,000	186,040
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	255,000	260,100
5.875% 10/1/20	210,000	214,725
6.125% 10/15/21	10,000	10,225
6.25% 10/15/22	65,000	66,625
Western Gas Partners LP 2.6% 8/15/18	200,000	193,625
WPX Energy, Inc. 7.5% 8/1/20	625,000	595,313

TOTAL ENERGY		5,667,798

Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	250,000	161,866
Food/Beverage/Tobacco - 3.1%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	200,000	205,487
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (a)	300,000	311,625
JBS Investments GmbH 7.75% 10/28/20 (a)	900,000	924,750
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 7.25% 6/1/21 (a)	300,000	307,500
Vector Group Ltd. 7.75% 2/15/21	185,000	194,713

TOTAL FOOD/BEVERAGE/TOBACCO		1,944,075

Gaming - 3.4%
GLP Capital LP/GLP Financing II, Inc. 4.375% 4/15/21	60,000	61,350
MCE Finance Ltd. 5% 2/15/21 (a)	600,000	578,884
Wynn Macau Ltd. 5.25% 10/15/21 (a)	1,600,000	1,532,000

TOTAL GAMING		2,172,234

Healthcare - 7.2%
Centene Corp. 5.625% 2/15/21 (a)	65,000	68,413
Community Health Systems, Inc.:
5.125% 8/15/18	200,000	202,500
5.125% 8/1/21	185,000	185,538
7.125% 7/15/20	545,000	526,078
HCA Holdings, Inc. 6.25% 2/15/21	300,000	325,950
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (a)(b)	15,000	14,850
Kindred Healthcare, Inc. 8% 1/15/20	1,040,000	1,035,840
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (a)	25,000	24,000
Tenet Healthcare Corp.:
4.75% 6/1/20	200,000	206,000
5% 3/1/19	720,000	712,800
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	565,000	500,378
6.75% 8/15/18 (a)	540,000	521,100
VPI Escrow Corp. 6.375% 10/15/20 (a)	280,000	253,750

TOTAL HEALTHCARE		4,577,197

Homebuilders/Real Estate - 4.8%
Brandywine Operating Partnership LP 4.95% 4/15/18	150,000	156,847
DDR Corp. 4.75% 4/15/18	150,000	157,368
Essex Portfolio LP 5.5% 3/15/17	250,000	258,422
Lennar Corp. 4.75% 4/1/21	115,000	119,773
Liberty Property LP 6.625% 10/1/17	150,000	160,094
M/I Homes, Inc. 6.75% 1/15/21	120,000	120,000
Mack-Cali Realty LP 2.5% 12/15/17	150,000	150,466
PulteGroup, Inc. 4.25% 3/1/21	90,000	91,575
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (a)	75,000	74,813
William Lyon Homes, Inc. 5.75% 4/15/19	1,835,000	1,779,950

TOTAL HOMEBUILDERS/REAL ESTATE		3,069,308

Insurance - 0.3%
ING U.S., Inc. 2.9% 2/15/18 (b)	200,000	203,426
Metals/Mining - 0.3%
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (a)	15,000	15,300
Freeport-McMoRan, Inc. 2.375% 3/15/18	200,000	191,000
Lundin Mining Corp. 7.5% 11/1/20 (a)	5,000	5,050

TOTAL METALS/MINING		211,350

Paper - 0.6%
Mercer International, Inc. 7% 12/1/19	300,000	303,000
Xerium Technologies, Inc. 8.875% 6/15/18	85,000	75,013

TOTAL PAPER		378,013

Publishing/Printing - 1.2%
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	625,000	628,125
R.R. Donnelley & Sons Co. 7.875% 3/15/21	120,000	124,200

TOTAL PUBLISHING/PRINTING		752,325

Restaurants - 0.5%
Landry's Acquisition Co. 9.375% 5/1/20 (a)	300,000	315,375
Services - 4.7%
ADT Corp. 5.25% 3/15/20	150,000	156,000
APX Group, Inc.:
6.375% 12/1/19	1,875,000	1,875,000
8.75% 12/1/20	230,000	215,625
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (a)	590,000	517,725
Hertz Corp. 6.75% 4/15/19	200,000	203,546

TOTAL SERVICES		2,967,896

Steel - 0.8%
Steel Dynamics, Inc. 5.125% 10/1/21	495,000	506,138
Super Retail - 2.5%
JC Penney Corp., Inc.:
5.65% 6/1/20	544,000	514,080
5.75% 2/15/18	650,000	659,750
8.125% 10/1/19	385,000	396,550

TOTAL SUPER RETAIL		1,570,380

Technology - 0.2%
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	70,000	70,175
13.375% 10/15/19	60,000	60,000

TOTAL TECHNOLOGY		130,175

Telecommunications - 14.5%
Columbus International, Inc. 7.375% 3/30/21 (a)	1,200,000	1,274,640
Digicel Group Ltd. 8.25% 9/30/20 (a)	500,000	456,250
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	300,000	271,125
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	45,000	42,525
Frontier Communications Corp. 6.25% 9/15/21	85,000	79,050
MetroPCS Wireless, Inc. 6.625% 11/15/20	130,000	134,550
Numericable Group SA 4.875% 5/15/19 (a)	2,045,000	2,120,662
Sprint Communications, Inc.:
7% 3/1/20 (a)	1,480,000	1,518,850
8.375% 8/15/17	200,000	204,000
9% 11/15/18 (a)	200,000	211,500
T-Mobile U.S.A., Inc.:
6.464% 4/28/19	1,275,000	1,300,500
6.542% 4/28/20	465,000	479,531
Verizon Communications, Inc. 3.65% 9/14/18	250,000	263,272
Wind Acquisition Finance SA 4.75% 7/15/20 (a)	870,000	830,415

TOTAL TELECOMMUNICATIONS		9,186,870

Transportation Ex Air/Rail - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	140,000	115,150
Navios Maritime Holdings, Inc. 8.125% 2/15/19	360,000	122,400

TOTAL TRANSPORTATION EX AIR/RAIL		237,550

Utilities - 5.2%
DCP Midstream Operating LP 2.5% 12/1/17	100,000	96,750
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	55,000	58,294
DPL, Inc. 6.75% 10/1/19	750,000	770,625
Dynegy, Inc. 6.75% 11/1/19	1,065,000	1,074,053
RJS Power Holdings LLC 4.625% 7/15/19 (a)	1,265,000	1,176,450
The AES Corp.:
3.6351% 6/1/19 (b)	70,000	68,688
7.375% 7/1/21	30,000	34,425

TOTAL UTILITIES		3,279,285

TOTAL NONCONVERTIBLE BONDS
(Cost $53,577,653)		52,515,658
	Shares	Value

Common Stocks - 0.0%
Energy - 0.0%
Southwestern Energy Co. (d)
(Cost $3,866)	552	7,413

Convertible Preferred Stocks - 0.3%
Energy - 0.3%
Southwestern Energy Co. Series B 6.25%
(Cost $107,831)	6,300	199,647
	Principal Amount	Value

Bank Loan Obligations - 11.9%
Aerospace - 0.3%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (b)	192,081	190,881
Air Transportation - 0.3%
American Airlines, Inc. Tranche B, term loan 3.5% 10/10/21 (b)	163,350	162,819
Broadcasting - 0.6%
Clear Channel Communications, Inc. Tranche D, term loan 7.1852% 1/30/19 (b)	335,000	249,763
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	99,210	99,050

TOTAL BROADCASTING		348,813

Building Materials - 0.6%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (b)	132,300	126,126
Tranche 2LN, term loan 7.75% 4/1/22 (b)	25,000	22,688
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	233,825	224,472

TOTAL BUILDING MATERIALS		373,286

Cable/Satellite TV - 0.6%
CSC Holdings LLC Tranche B, term loan 2.9352% 4/17/20 (b)	74,038	73,884
Numericable LLC:
Tranche B 6LN, term loan 4.75% 2/10/23 (b)	289,275	289,379
Tranche B, term loan 5% 1/15/24 (b)	35,000	35,124

TOTAL CABLE/SATELLITE TV		398,387

Capital Goods - 0.2%
Rexnord LLC Tranche B, term loan 4% 8/21/20 (b)	147,977	146,867
Containers - 0.7%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	238,342	237,746
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (b)	184,722	182,875

TOTAL CONTAINERS		420,621

Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	100,000	86,000
Tranche B 1LN, term loan 4.75% 9/11/21 (b)	24,750	23,513

TOTAL DIVERSIFIED FINANCIAL SERVICES		109,513

Energy - 0.1%
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	94,708	81,449
Food & Drug Retail - 0.4%
Petco Holdings, Inc. Tranche B 1LN, term loan 5.75% 1/26/23 (b)	274,313	275,838
Gaming - 1.2%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	254,050	255,048
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	97,259	91,606
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	231,890	206,382
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	237,000	233,037

TOTAL GAMING		786,073

Healthcare - 1.1%
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 3.89% 10/20/18 (b)	159,019	154,050
Tranche BD 2LN, term loan 4.5% 2/13/19 (b)	405,494	393,329
Vizient, Inc. Tranche B, term loan 6.25% 2/11/23 (b)	160,000	161,400

TOTAL HEALTHCARE		708,779

Homebuilders/Real Estate - 0.1%
MGM Growth Properties Operating Partner LP Tranche B, term loan 4% 4/25/23 (b)	45,000	45,234
Leisure - 0.1%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	44,586	43,025
Publishing/Printing - 0.7%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	459,085	446,841
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	68,425	67,626
Garda World Security Corp.:
term loan 4.0038% 11/8/20 (b)	313,681	309,760
Tranche DD, term loan 4.0038% 11/8/20 (b)	80,244	79,241
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	274,881	254,724
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	68,600	63,112

TOTAL SERVICES		774,463

Super Retail - 0.9%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (b)	216,224	216,562
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	382,010	380,723

TOTAL SUPER RETAIL		597,285

Technology - 1.0%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	283,575	281,803
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	144,273	138,322
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (b)	49,947	50,529
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	137,894	134,963

TOTAL TECHNOLOGY		605,617

Telecommunications - 0.2%
GTT Communications, Inc. Tranche B, term loan 6.25% 10/22/22 (b)	129,675	128,702
LTS Buyer LLC Tranche B 1LN, term loan 4% 4/11/20 (b)	24,809	24,722

TOTAL TELECOMMUNICATIONS		153,424

Utilities - 1.4%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (b)	261,320	257,400
Calpine Corp. Tranche B 6LN, term loan 4% 1/1/23 (b)	169,575	169,470
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	310,000	292,950
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	148,477	141,053

TOTAL UTILITIES		860,873

TOTAL BANK LOAN OBLIGATIONS
(Cost $7,640,035)		7,530,088

Bank Notes - 0.4%
Regions Bank 7.5% 5/15/18
(Cost $273,901)	250,000	274,745

Preferred Securities - 0.5%
Banks & Thrifts - 0.5%
Citigroup, Inc.:
5.95% (b)(e)	$100,000	$99,606
5.95% (b)(e)	10,000	9,799
Royal Bank of Scotland Group PLC 7.5% (b)(e)	200,000	187,804
Wells Fargo & Co. 5.875% (b)(e)	20,000	21,806

TOTAL BANKS & THRIFTS		319,015

Diversified Financial Services - 0.0%
American Express Co. 4.9% (b)(e)	30,000	27,188
TOTAL PREFERRED SECURITIES
(Cost $358,401)		346,203
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.38% (f)
(Cost $1,535,566)	1,535,566	1,535,566
TOTAL INVESTMENT PORTFOLIO - 98.3%
(Cost $63,497,253)		62,409,320
NET OTHER ASSETS (LIABILITIES) - 1.7%		1,053,452
NET ASSETS - 100%		$63,462,772

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,150,979 or 33.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Non-income producing

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,849

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$207,060	$207,060	$--	$--
Corporate Bonds	52,515,658	--	52,515,658	--
Bank Loan Obligations	7,530,088	--	7,530,088	--
Bank Notes	274,745	--	274,745	--
Preferred Securities	346,203	--	346,203	--
Money Market Funds	1,535,566	1,535,566	--	--
Total Investments in Securities:	$62,409,320	$1,742,626	$60,666,694	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.1%
Luxembourg	3.4%
France	3.4%
Cayman Islands	3.3%
Canada	2.4%
Barbados	2.0%
Mexico	1.9%
Austria	1.5%
Australia	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $61,961,687)	$60,873,754
Fidelity Central Funds (cost $1,535,566)	1,535,566
Total Investments (cost $63,497,253)		$62,409,320
Cash		244
Receivable for investments sold		497,852
Receivable for fund shares sold		50,353
Interest receivable		889,110
Distributions receivable from Fidelity Central Funds		1,187
Prepaid expenses		53
Receivable from investment adviser for expense reductions		9,328
Other receivables		10
Total assets		63,857,457
Liabilities
Payable for investments purchased
Regular delivery	$30,563
Delayed delivery	199,000
Payable for fund shares redeemed	39,592
Distributions payable	25,006
Accrued management fee	29,657
Distribution and service plan fees payable	5,794
Other affiliated payables	8,131
Other payables and accrued expenses	56,942
Total liabilities		394,685
Net Assets		$63,462,772
Net Assets consist of:
Paid in capital		$69,797,229
Undistributed net investment income		85,246
Accumulated undistributed net realized gain (loss) on investments		(5,331,770)
Net unrealized appreciation (depreciation) on investments		(1,087,933)
Net Assets		$63,462,772
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,823,383 ÷ 746,154 shares)		$9.14
Maximum offering price per share (100/96.00 of $9.14)		$9.52
Class T:
Net Asset Value and redemption price per share ($2,425,796 ÷ 265,283 shares)		$9.14
Maximum offering price per share (100/96.00 of $9.14)		$9.52
Class C:
Net Asset Value and offering price per share ($3,827,388 ÷ 418,490 shares)(a)		$9.15
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($47,530,638 ÷ 5,197,317 shares)		$9.15
Class I:
Net Asset Value, offering price and redemption price per share ($2,855,567 ÷ 312,248 shares)		$9.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2016
Investment Income
Dividends		$14,529
Interest		3,506,140
Income from Fidelity Central Funds		7,849
Total income		3,528,518
Expenses
Management fee	$347,071
Transfer agent fees	75,904
Distribution and service plan fees	62,255
Accounting fees and expenses	25,693
Custodian fees and expenses	9,697
Independent trustees' compensation	275
Registration fees	68,425
Audit	70,761
Legal	149
Miscellaneous	540
Total expenses before reductions	660,770
Expense reductions	(103,267)	557,503
Net investment income (loss)		2,971,015
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,941,175)
Total net realized gain (loss)		(3,941,175)
Change in net unrealized appreciation (depreciation) on investment securities		(845,412)
Net gain (loss)		(4,786,587)
Net increase (decrease) in net assets resulting from operations		$(1,815,572)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,971,015	$2,616,400
Net realized gain (loss)	(3,941,175)	(1,395,322)
Change in net unrealized appreciation (depreciation)	(845,412)	(679,199)
Net increase (decrease) in net assets resulting from operations	(1,815,572)	541,879
Distributions to shareholders from net investment income	(2,846,056)	(2,602,102)
Distributions to shareholders from net realized gain	(12,975)	–
Total distributions	(2,859,031)	(2,602,102)
Share transactions - net increase (decrease)	6,284,384	(4,220,658)
Redemption fees	19,692	44,348
Total increase (decrease) in net assets	1,629,473	(6,236,533)
Net Assets
Beginning of period	61,833,299	68,069,832
End of period (including undistributed net investment income of $85,246 and undistributed net investment income of $17,564, respectively)	$63,462,772	$61,833,299

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.429	.358	.132
Net realized and unrealized gain (loss)	(.737)	(.246)	.091
Total from investment operations	(.308)	.112	.223
Distributions from net investment income	(.413)	(.358)	(.124)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.415)	(.358)	(.124)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.14	$9.86	$10.10
Total ReturnC,D,E	(3.06)%	1.22%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.29%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%H
Net investment income (loss)	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$6,823	$4,398	$3,043
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class T

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.433	.360	.132
Net realized and unrealized gain (loss)	(.741)	(.247)	.091
Total from investment operations	(.308)	.113	.223
Distributions from net investment income	(.413)	(.359)	(.124)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.415)	(.359)	(.124)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.14	$9.86	$10.10
Total ReturnC,D,E	(3.06)%	1.23%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.25%	1.31%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%H
Net investment income (loss)	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,426	$2,930	$2,946
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.360	.285	.096
Net realized and unrealized gain (loss)	(.728)	(.247)	.090
Total from investment operations	(.368)	.038	.186
Distributions from net investment income	(.343)	(.284)	(.087)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.345)	(.284)	(.087)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D,E	(3.68)%	.47%	1.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.00%	2.08%	2.37%H
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%H
Expenses net of all reductions	1.80%	1.80%	1.80%H
Net investment income (loss)	3.90%	2.88%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,827	$3,465	$3,114
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.455	.385	.142
Net realized and unrealized gain (loss)	(.730)	(.248)	.093
Total from investment operations	(.275)	.137	.235
Distributions from net investment income	(.436)	(.383)	(.136)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.438)	(.383)	(.136)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	1.00%	1.24%G
Expenses net of fee waivers, if any	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%G
Net investment income (loss)	4.90%	3.88%	2.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$47,531	$45,109	$54,547
Portfolio turnover rateH	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.460	.383	.143
Net realized and unrealized gain (loss)	(.735)	(.246)	.091
Total from investment operations	(.275)	.137	.234
Distributions from net investment income	(.436)	(.383)	(.135)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.438)	(.383)	(.135)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.04%	1.34%G
Expenses net of fee waivers, if any	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%G
Net investment income (loss)	4.90%	3.88%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,856	$5,932	$4,419
Portfolio turnover rateH	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Short Duration High Income and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, bank notes and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$954,473
Gross unrealized depreciation	(1,967,633)
Net unrealized appreciation (depreciation) on securities	$(1,013,160)
Tax Cost	$63,422,480

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(5,270,181)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,013,160)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(3,407,494)
Long-term	(1,862,687)
Total capital loss carryforward	$(5,270,181)

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$ 2,859,031	$ 2,602,102

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $39,034,141 and $32,709,668, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$14,619	$14,619
Class T	-%	.25%	6,361	6,361
Class C	.75%	.25%	41,275	41,275
			$62,255	$62,255

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,080
Class T	740
Class C(a)	301
$3,121

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$8,479.15
Class T	4,072.16
Class C	6,816.17
Short Duration High Income	51,015.11
Class I	5,522.15
	$ 75,904

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$10,957
Class T	1.05%	5,114
Class C	1.80%	8,293
Short Duration High Income	.80%	71,601
Class I	.80%	6,982
		$102,947

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $267.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2016	Year ended April 30, 2015
From net investment income
Class A	$261,851	$151,548
Class T	113,395	112,975
Class C	153,106	107,591
Short Duration High Income	2,143,928	1,984,086
Class I	173,776	245,902
Total	$2,846,056	$2,602,102
From net realized gain
Class A	$1,377	$–
Class T	600	–
Class C	875	–
Short Duration High Income	9,541	–
Class I	582	–
Total	$12,975	$–

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015
Class A
Shares sold	648,174	299,268	$6,098,106	$2,985,839
Reinvestment of distributions	25,250	14,874	232,560	146,830
Shares redeemed	(373,249)	(169,511)	(3,497,952)	(1,660,441)
Net increase (decrease)	300,175	144,631	$2,832,714	$1,472,228
Class T
Shares sold	132,992	106,602	$1,223,867	$1,059,729
Reinvestment of distributions	11,962	11,282	110,701	111,555
Shares redeemed	(176,831)	(112,433)	(1,640,461)	(1,107,095)
Net increase (decrease)	(31,877)	5,451	$(305,893)	$64,189
Class C
Shares sold	526,097	183,881	$4,814,727	$1,829,692
Reinvestment of distributions	15,870	10,436	145,912	103,054
Shares redeemed	(474,823)	(151,335)	(4,353,191)	(1,485,824)
Net increase (decrease)	67,144	42,982	$607,448	$446,922
Short Duration High Income
Shares sold	3,424,433	3,237,652	$32,122,226	$32,098,500
Reinvestment of distributions	204,798	179,994	1,895,696	1,780,718
Shares redeemed	(3,006,493)	(4,244,145)	(28,043,458)	(41,783,699)
Net increase (decrease)	622,738	(826,499)	$5,974,464	$(7,904,481)
Class I
Shares sold	222,094	500,722	$1,996,917	$4,973,578
Reinvestment of distributions	16,585	21,974	154,263	216,979
Shares redeemed	(528,003)	(358,716)	(4,975,529)	(3,490,073)
Net increase (decrease)	(289,324)	163,980	$(2,824,349)	$1,700,484

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Short Duration High Income Fund as of April 30, 2016, the results of its operations for the year then ended, and the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Class A	1.05%
Actual		$1,000.00	$990.00	$5.20
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class T	1.05%
Actual		$1,000.00	$990.00	$5.20
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class C	1.80%
Actual		$1,000.00	$987.40	$8.89
Hypothetical-C		$1,000.00	$1,015.91	$9.02
Short Duration High Income	.80%
Actual		$1,000.00	$992.30	$3.96
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class I	.80%
Actual		$1,000.00	$992.30	$3.96
Hypothetical-C		$1,000.00	$1,020.89	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $678,450 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

ASDH-ANN-0616
1.969455.102

Fidelity® Series High Income Fund Fidelity® Series High Income Fund Class F Annual Report April 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series High Income Fund	(3.08)%	4.18%	4.43%
Class F	(2.98)%	4.30%	4.55%

 A From March 10, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund, a class of the fund, on March 10, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$12,499	Fidelity® Series High Income Fund
$13,132	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds struggled for much of the year ending April 30, 2016, but turned it around beginning in mid-February, rallying alongside equities amid a more favorable environment for risk assets. The net result was a -1.30% return for The BofA Merrill Lynch℠ US High Yield Constrained Index. The broader backdrop was largely supportive, spurred by economic growth, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industries showed relative strength. The energy-heavy high-yield index entered the period on an uptrend, as oil prices rebounded in spring 2015. However, increased volatility among U.S. Treasuries, commodities and stocks – along with a collapse in the price of oil – resulted in a sharp sell-off beginning in June. High yield retreated into early February as oil prices fell to a level not seen since 2004, but better U.S. economic data, among other factors, led to a bottoming in prices and ultimately shifted investor sentiment. The upturn accelerated considerably in March and April – the largest advance in consecutive months since 2009 – as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Frederick Hoff:  The fund's share classes returned about -3% for the year, trailing the BofA Merrill Lynch index. My goal in managing the fund is to outperform the benchmark through individual security selection based on thorough research. Unfortunately, my individual bond picking was subpar this period, especially in the metals/mining category, as well as among various other commodity-sensitive issues. In metals/mining, coal producers Peabody Energy and Murray Energy detracted meaningfully, as coal prices continued to fall. I sold Murray’s bonds in December. Other commodity-sensitive detractors included oil and natural gas producer Chesapeake Energy, as well as exploration and production company Linn Energy, which at period end faced potential bankruptcy. The negative relative impact of this latter position, however, was largely offset by the fund’s lack of an investment in benchmark component SandRidge Energy, another energy producer that faced similar financial challenges. The fund benefitted from its significant underweighting overall in the weak-performing energy industry. An overweighting in food/beverage/tobacco issuers contributed, with food products company Post Holdings faring particularly well. Lastly, a position in the bonds of Altice, a global cable and wireless network operator, added value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Laureate Education, Inc.	3.0	2.6
Tenet Healthcare Corp.	2.4	2.8
Community Health Systems, Inc.	2.4	2.0
Valeant Pharmaceuticals International, Inc.	2.1	1.6
Dynegy, Inc.	1.5	0.5
	11.4

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Healthcare	12.6	11.5
Telecommunications	10.3	11.5
Energy	8.2	6.9
Services	6.9	5.3
Banks & Thrifts	6.3	5.2

Quality Diversification (% of fund's net assets)

As of April 30, 2016
BBB	1.0%
BB	31.4%
B	43.0%
CCC,CC,C	18.0%
Not Rated	0.9%
Equities	1.0%
Short-Term Investments and Net Other Assets	4.7%

As of October 31, 2015
BBB	0.6%
BB	26.6%
B	45.2%
CCC,CC,C	18.8%
D	0.1%
Not Rated	0.7%
Equities	2.0%
Short-Term Investments and Net Other Assets	6.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016*
Nonconvertible Bonds	80.9%
Convertible Bonds, Preferred Stocks	0.6%
Common Stocks	0.5%
Bank Loan Obligations	8.3%
Other Investments	5.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

 * Foreign investments - 23.0%

As of October 31, 2015*
Nonconvertible Bonds	79.4%
Convertible Bonds, Preferred Stocks	1.5%
Common Stocks	0.6%
Bank Loan Obligations	7.6%
Other Investments	4.9%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

 * Foreign investments - 23.8%

Investments April 30, 2016

Showing Percentage of Net Assets

Corporate Bonds - 81.0%
	Principal Amount	Value
Convertible Bonds - 0.1%
Capital Goods - 0.1%
General Cable Corp. 4.5% 11/15/29 (a)	$1,814,000	$1,199,508
Metals/Mining - 0.0%
Peabody Energy Corp. 4.75% 12/15/41 (b)	37,678,000	259,036

TOTAL CONVERTIBLE BONDS		1,458,544

Nonconvertible Bonds - 80.9%
Aerospace - 0.3%
Huntington Ingalls Industries, Inc.:
5% 12/15/21 (c)	4,550,000	4,768,992
5% 11/15/25 (c)	5,480,000	5,760,850
Orbital ATK, Inc. 5.5% 10/1/23 (c)	4,860,000	5,103,000
		15,632,842
Automotive & Auto Parts - 0.5%
Schaeffler Finance BV 4.75% 5/15/21 (c)	17,585,000	18,068,588
Schaeffler Holding Finance BV:
6.75% 11/15/22 pay-in-kind (c)(d)	4,160,000	4,550,000
6.875% 8/15/18 pay-in-kind (c)(d)	4,105,000	4,228,150
		26,846,738
Banks & Thrifts - 1.0%
Ally Financial, Inc.:
4.25% 4/15/21	14,770,000	15,028,475
5.75% 11/20/25	16,200,000	16,402,500
Royal Bank of Scotland Group PLC 5.125% 5/28/24	22,330,000	21,846,913
		53,277,888
Broadcasting - 0.4%
Clear Channel Communications, Inc.:
5.5% 12/15/16	13,185,000	12,789,450
10% 1/15/18	20,800,000	8,216,000
		21,005,450
Building Materials - 1.6%
Building Materials Corp. of America 6% 10/15/25 (c)	7,195,000	7,752,613
CEMEX Finance LLC:
6% 4/1/24 (c)	4,695,000	4,677,394
9.375% 10/12/22 (c)	14,820,000	16,287,180
CEMEX S.A.B. de CV 7.25% 1/15/21 (c)	20,230,000	21,595,525
GCP Applied Technologies, Inc. 9.5% 2/1/23 (c)	4,910,000	5,376,450
Standard Industries, Inc.:
5.125% 2/15/21 (c)	7,430,000	7,727,200
5.5% 2/15/23 (c)	7,430,000	7,773,638
USG Corp.:
5.5% 3/1/25 (c)	2,770,000	2,932,738
5.875% 11/1/21 (c)	4,985,000	5,246,713
		79,369,451
Cable/Satellite TV - 4.3%
Altice SA 7.75% 5/15/22 (c)	64,325,000	64,164,188
Altice U.S. Finance SA:
5.375% 7/15/23 (c)	10,090,000	10,302,395
5.5% 5/15/26 (c)	20,835,000	21,043,350
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	8,450,000	8,661,250
5.5% 5/1/26 (c)	7,285,000	7,430,700
5.75% 9/1/23	8,740,000	9,187,925
5.875% 4/1/24 (c)	17,080,000	17,891,300
6.625% 1/31/22	11,360,000	12,070,000
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (c)	20,765,000	21,258,792
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
5.125% 12/15/21 (c)	5,325,000	5,018,813
5.125% 12/15/21 (c)	11,470,000	10,810,475
DISH DBS Corp.:
5% 3/15/23	8,965,000	8,202,975
5.875% 7/15/22	4,135,000	4,021,288
6.75% 6/1/21	4,995,000	5,145,899
UPCB Finance VI Ltd. 6.875% 1/15/22 (c)	5,274,000	5,577,255
Virgin Media Finance PLC 4.875% 2/15/22	8,120,000	6,932,450
VTR Finance BV 6.875% 1/15/24 (c)	2,000,000	1,997,500
		219,716,555
Capital Goods - 1.6%
AECOM Technology Corp. 5.75% 10/15/22	4,425,000	4,613,063
Amsted Industries, Inc. 5% 3/15/22 (c)	4,000,000	3,990,000
Belden, Inc. 5.25% 7/15/24 (c)	8,435,000	8,224,125
General Cable Corp. 5.75% 10/1/22 (d)	37,420,000	33,584,450
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (c)	30,105,000	19,417,725
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. 8.875% 8/1/20 (c)	12,565,000	10,303,300
		80,132,663
Chemicals - 2.7%
A. Schulman, Inc. 6.875% 6/1/23 (c)	10,155,000	10,180,388
Blue Cube Spinco, Inc.:
9.75% 10/15/23 (c)	8,630,000	9,848,988
10% 10/15/25 (c)	13,125,000	15,126,563
Evolution Escrow Issuer LLC 7.5% 3/15/22 (c)	7,285,000	6,046,550
Momentive Performance Materials, Inc. 3.88% 10/24/21	25,886,000	19,802,790
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (b)	26,786,000	3
PQ Corp. 6.75% 11/15/22 (c)	4,860,000	5,011,875
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 6.75% 5/1/22 (c)	2,675,000	2,768,625
Tronox Finance LLC 6.375% 8/15/20	69,380,000	59,016,363
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (c)	6,165,000	6,454,755
5.625% 10/1/24 (c)	2,475,000	2,617,313
		136,874,213
Consumer Products - 0.1%
Tempur Sealy International, Inc. 5.625% 10/15/23	4,855,000	5,049,200
Containers - 3.2%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (c)(d)	24,660,586	24,608,696
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.8896% 5/15/21 (c)(d)(e)	9,395,000	9,348,025
4.625% 5/15/23 (c)(e)	24,285,000	24,285,000
6.75% 1/31/21 (c)	25,165,000	25,227,913
7% 11/15/20 (c)	4,597,059	4,344,221
7.25% 5/15/24 (c)(e)	10,125,000	10,125,000
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (c)	31,716,000	26,522,505
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	2,860,000	2,917,200
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (c)	7,710,000	7,941,300
5.375% 1/15/25 (c)	6,140,000	6,285,825
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	14,965,000	15,526,188
Sealed Air Corp. 5.25% 4/1/23 (c)	5,920,000	6,253,000
		163,384,873
Diversified Financial Services - 5.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.75% 5/15/19	16,275,000	16,498,781
4.5% 5/15/21	16,415,000	16,948,488
Aircastle Ltd.:
4.625% 12/15/18	5,535,000	5,728,725
5% 4/1/23	3,195,000	3,253,021
5.125% 3/15/21	17,325,000	18,321,188
6.25% 12/1/19	11,280,000	12,379,800
7.625% 4/15/20	4,275,000	4,852,125
CIT Group, Inc.:
3.875% 2/19/19	12,310,000	12,371,550
5% 8/15/22	9,475,000	9,925,063
5.375% 5/15/20	11,560,000	12,123,550
5.5% 2/15/19 (c)	4,625,000	4,844,688
FLY Leasing Ltd.:
6.375% 10/15/21	20,322,000	19,915,560
6.75% 12/15/20	6,975,000	7,001,156
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	11,245,000	11,160,663
6% 8/1/20	14,105,000	14,071,148
ILFC E-Capital Trust I 4.24% 12/21/65 (c)(d)	5,220,000	4,280,400
International Lease Finance Corp.:
4.625% 4/15/21	13,525,000	14,015,281
5.875% 8/15/22	2,230,000	2,441,850
6.25% 5/15/19	4,055,000	4,399,675
8.625% 1/15/22	4,920,000	5,953,200
8.75% 3/15/17 (d)	7,556,000	7,956,468
MSCI, Inc. 5.75% 8/15/25 (c)	3,635,000	3,866,731
National Financial Partners Corp. 9% 7/15/21 (c)	5,665,000	5,636,675
Navient Corp. 5% 10/26/20	2,425,000	2,315,875
SLM Corp.:
4.875% 6/17/19	20,835,000	19,959,930
5.5% 1/25/23	3,030,000	2,723,213
6.125% 3/25/24	2,170,000	1,943,235
7.25% 1/25/22	5,925,000	5,836,125
8% 3/25/20	16,743,000	17,580,150
8.45% 6/15/18	2,720,000	2,910,400
Springleaf Financial Corp. 8.25% 12/15/20	5,895,000	6,079,219
		277,293,933
Diversified Media - 1.6%
Clear Channel Worldwide Holdings, Inc.:
Series A:
6.5% 11/15/22	12,895,000	12,508,150
7.625% 3/15/20	14,735,000	12,893,125
Series B, 6.5% 11/15/22	3,355,000	3,371,775
Lamar Media Corp. 5.75% 2/1/26 (c)	3,345,000	3,537,338
MDC Partners, Inc. 6.5% 5/1/24 (c)	12,815,000	13,271,214
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20	8,755,000	8,995,763
5% 4/15/22 (c)	28,145,000	28,707,900
		83,285,265
Energy - 7.9%
AmeriGas Finance LLC/AmeriGas Finance Corp.:
6.75% 5/20/20	3,940,000	4,069,193
7% 5/20/22	4,725,000	4,990,781
AmeriGas Partners LP/AmeriGas Finance Corp. 6.25% 8/20/19	6,135,000	6,273,038
Antero Resources Corp.:
5.125% 12/1/22	3,490,000	3,350,400
5.625% 6/1/23 (Reg. S)	6,440,000	6,246,800
Antero Resources Finance Corp. 5.375% 11/1/21	6,765,000	6,545,138
Baytex Energy Corp.:
5.125% 6/1/21 (c)	3,495,000	2,743,575
5.625% 6/1/24 (c)	4,760,000	3,617,600
California Resources Corp. 8% 12/15/22 (c)	2,685,000	1,845,938
Chesapeake Energy Corp.:
4.875% 4/15/22	25,060,000	14,033,600
5.375% 6/15/21	15,325,000	8,735,250
6.125% 2/15/21	9,370,000	5,551,725
8% 12/15/22 (c)	10,451,000	7,106,680
Citgo Petroleum Corp. 6.25% 8/15/22 (c)	21,820,000	21,274,500
Concho Resources, Inc. 5.5% 4/1/23	395,000	397,963
Continental Resources, Inc. 5% 9/15/22	14,645,000	13,674,769
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6% 12/15/20	8,470,000	8,025,325
6.125% 3/1/22	5,660,000	5,164,750
6.25% 4/1/23 (c)	3,875,000	3,535,938
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	11,900,000	10,531,500
Denbury Resources, Inc.:
4.625% 7/15/23	6,379,000	3,747,663
5.5% 5/1/22	6,580,000	4,227,650
Endeavor Energy Resources LP/EER Finance, Inc.:
7% 8/15/21 (c)	10,130,000	9,724,800
8.125% 9/15/23 (c)	1,620,000	1,595,700
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% 9/1/22	2,865,000	1,661,700
9.375% 5/1/20	7,360,000	4,797,837
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	6,995,000	6,662,738
Gulfmark Offshore, Inc. 6.375% 3/15/22	4,795,000	2,181,725
Halcon Resources Corp. 8.625% 2/1/20 (c)	3,365,000	2,792,950
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (c)	10,160,000	9,448,800
5.75% 10/1/25 (c)	5,650,000	5,325,125
Hornbeck Offshore Services, Inc.:
5% 3/1/21	275,000	174,969
5.875% 4/1/20	560,000	362,600
LINN Energy LLC/LINN Energy Finance Corp.:
6.25% 11/1/19 (d)	25,720,000	2,636,300
6.5% 5/15/19	10,120,000	1,113,200
8.625% 4/15/20	2,213,000	221,300
NGL Energy Partners LP/NGL Energy Finance Corp. 5.125% 7/15/19	3,205,000	2,692,200
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	5,705,000	5,662,213
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23 (c)	1,450,000	1,413,750
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	995,000	962,663
PetroBakken Energy Ltd. 8.625% 2/1/20 (c)	2,635,000	111,988
Rice Energy, Inc.:
6.25% 5/1/22	2,780,000	2,752,200
7.25% 5/1/23	2,065,000	2,085,650
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22	4,540,000	3,722,800
5.625% 11/15/23	4,810,000	3,799,900
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (d)	8,505,000	8,451,844
5.625% 4/15/23	14,630,000	14,337,400
5.625% 3/1/25	10,720,000	10,452,000
5.75% 5/15/24	8,875,000	8,586,563
6.25% 3/15/22	14,530,000	14,711,625
SemGroup Corp. 7.5% 6/15/21	5,110,000	4,496,800
SM Energy Co.:
5% 1/15/24	8,355,000	6,955,538
5.625% 6/1/25	2,170,000	1,822,800
6.125% 11/15/22	4,635,000	4,194,675
6.5% 11/15/21	945,000	878,850
6.5% 1/1/23	1,210,000	1,107,150
Southwestern Energy Co.:
4.05% 1/23/20	11,755,000	10,285,625
4.1% 3/15/22	5,485,000	4,435,994
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.375% 2/1/20 (c)	4,445,000	3,400,425
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21 (c)	10,590,000	10,722,375
6.375% 4/1/23 (c)	9,490,000	9,632,350
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	7,185,000	6,623,708
5.25% 5/1/23	5,510,000	5,289,600
6.375% 8/1/22	5,058,000	5,108,580
6.625% 10/1/20 (Reg. S) (c)	8,250,000	8,420,115
6.75% 3/15/24 (c)	1,490,000	1,516,075
6.875% 2/1/21	495,000	506,138
Teine Energy Ltd. 6.875% 9/30/22 (c)	525,000	505,313
TerraForm Power Operating LLC 6.125% 6/15/25 (c)	2,830,000	2,433,800
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% 10/1/20	7,423,000	7,590,018
6.125% 10/15/21	9,620,000	9,836,450
6.25% 10/15/22	6,965,000	7,139,125
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	2,965,000	2,838,988
Whiting Petroleum Corp. 6.25% 4/1/23	2,430,000	2,022,975
WPX Energy, Inc.:
6% 1/15/22	8,985,000	8,086,500
8.25% 8/1/23	1,965,000	1,847,100
		401,829,383
Entertainment/Film - 0.6%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22	9,435,000	9,741,638
5.625% 2/15/24	4,285,000	4,456,400
5.875% 3/15/25	13,515,000	14,123,175
		28,321,213
Environmental - 1.7%
ADS Waste Holdings, Inc. 8.25% 10/1/20	12,587,000	13,106,214
Clean Harbors, Inc.:
5.125% 6/1/21	4,870,000	4,906,525
5.25% 8/1/20	5,165,000	5,313,494
Covanta Holding Corp.:
5.875% 3/1/24	8,910,000	8,843,175
6.375% 10/1/22	12,004,000	12,364,120
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (c)	29,015,000	27,854,400
Tervita Corp.:
8% 11/15/18 (c)	10,285,000	8,870,813
9.75% 11/1/19 (c)	13,535,000	2,537,813
10.875% 2/15/18 (c)	13,965,000	2,670,806
		86,467,360
Food & Drug Retail - 1.8%
BI-LO LLC/BI-LO Finance Corp.:
8.625% 9/15/18 pay-in-kind (c)(d)	34,885,000	26,163,750
9.25% 2/15/19 (c)	35,115,000	33,973,763
Rite Aid Corp. 7.7% 2/15/27	4,550,000	5,528,250
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (c)	27,680,000	24,773,600
		90,439,363
Food/Beverage/Tobacco - 4.4%
C&S Group Enterprises LLC 5.375% 7/15/22 (c)	39,860,000	38,265,600
Cott Beverages, Inc.:
5.375% 7/1/22	445,000	457,238
6.75% 1/1/20	250,000	261,875
ESAL GmbH 6.25% 2/5/23 (c)	26,845,000	24,756,459
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (c)	10,965,000	11,389,894
JBS Investments GmbH:
7.25% 4/3/24 (c)	7,980,000	7,730,625
7.75% 10/28/20 (c)	28,540,000	29,324,850
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (c)	5,295,000	4,871,400
7.25% 6/1/21 (c)	5,649,000	5,790,225
7.25% 6/1/21 (c)	17,805,000	18,250,125
8.25% 2/1/20 (c)	14,898,000	15,531,165
Minerva Luxembourg SA 7.75% 1/31/23 (c)	29,675,000	30,157,219
Post Holdings, Inc.:
6.75% 12/1/21 (c)	2,800,000	2,934,764
7.375% 2/15/22	28,987,000	30,545,051
7.75% 3/15/24 (c)	4,650,000	5,056,875
		225,323,365
Gaming - 1.5%
Boyd Gaming Corp. 6.375% 4/1/26 (c)	4,960,000	5,071,600
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	15,445,000	13,437,150
GLP Capital LP/GLP Financing II, Inc.:
4.375% 4/15/21	875,000	894,688
5.375% 4/15/26	2,185,000	2,277,863
MCE Finance Ltd. 5% 2/15/21 (c)	4,530,000	4,370,576
MGM Mirage, Inc. 7.75% 3/15/22	3,795,000	4,240,913
MGP Escrow Issuer LLC/MGP Escrow Co.-Issuer, Inc. 5.625% 5/1/24 (c)	3,360,000	3,502,800
Scientific Games Corp.:
6.625% 5/15/21	25,155,000	15,910,538
7% 1/1/22 (c)	6,580,000	6,707,488
10% 12/1/22	9,110,000	7,529,415
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (c)	2,265,000	2,276,325
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375% 3/15/22	3,699,000	3,762,993
Wynn Macau Ltd. 5.25% 10/15/21 (c)	9,350,000	8,952,625
		78,934,974
Healthcare - 11.9%
Acadia Healthcare Co., Inc. 5.625% 2/15/23	4,855,000	4,964,238
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (c)	6,397,000	5,741,308
AmSurg Corp. 5.625% 7/15/22	4,570,000	4,689,963
Centene Corp.:
5.625% 2/15/21 (c)	6,965,000	7,330,663
6.125% 2/15/24 (c)	5,995,000	6,324,725
Community Health Systems, Inc.:
5.125% 8/1/21	27,855,000	27,936,058
6.875% 2/1/22	90,259,000	81,684,395
7.125% 7/15/20	8,065,000	7,784,983
8% 11/15/19	2,465,000	2,480,406
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21	6,380,000	6,427,850
DaVita HealthCare Partners, Inc. 5.125% 7/15/24	9,975,000	10,151,757
Endo Finance LLC 5.375% 1/15/23 (c)	10,920,000	10,455,900
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (c)	11,345,000	11,132,281
6% 2/1/25 (c)	4,375,000	4,178,125
HCA Holdings, Inc.:
5.25% 6/15/26	6,930,000	7,198,538
5.375% 2/1/25	4,665,000	4,769,963
5.875% 3/15/22	4,715,000	5,151,138
5.875% 5/1/23	11,350,000	11,938,781
5.875% 2/15/26	3,680,000	3,818,000
6.25% 2/15/21	18,100,000	19,665,650
7.5% 11/6/33	2,199,000	2,363,925
HealthSouth Corp. 5.75% 9/15/25	5,890,000	6,093,205
Hologic, Inc. 5.25% 7/15/22 (c)	4,320,000	4,525,200
Horizon Pharma Financing, Inc. 6.625% 5/1/23 (c)	14,785,000	13,454,350
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (c)(d)	4,720,000	4,672,800
Kindred Healthcare, Inc.:
8% 1/15/20	24,875,000	24,775,500
8.75% 1/15/23	3,585,000	3,562,594
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (c)	2,800,000	2,688,000
5.625% 10/15/23 (c)	6,310,000	5,915,625
5.75% 8/1/22 (c)	4,825,000	4,553,594
Molina Healthcare, Inc. 5.375% 11/15/22 (c)	4,915,000	5,074,738
MPT Operating Partnership LP/MPT Finance Corp.:
5.5% 5/1/24	3,365,000	3,398,650
6.375% 3/1/24	4,595,000	4,893,675
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	20,260,000	19,702,850
5.5% 2/1/21	9,985,000	10,084,850
Service Corp. International 4.5% 11/15/20	3,510,000	3,615,300
Tenet Healthcare Corp.:
4.375% 10/1/21	30,420,000	30,496,050
6% 10/1/20	9,650,000	10,229,000
6.75% 6/15/23	1,990,000	1,965,125
8.125% 4/1/22	75,716,000	78,555,350
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (c)	23,370,000	20,697,056
5.5% 3/1/23 (c)	9,060,000	7,701,000
5.625% 12/1/21 (c)	6,495,000	5,504,513
5.875% 5/15/23 (c)	22,410,000	18,768,375
6.125% 4/15/25 (c)	18,645,000	15,575,660
6.75% 8/15/21 (c)	17,271,000	15,198,480
7% 10/1/20 (c)	3,905,000	3,592,600
7.25% 7/15/22 (c)	8,281,000	7,307,983
VPI Escrow Corp. 6.375% 10/15/20 (c)	30,095,000	27,273,594
		606,064,364
Homebuilders/Real Estate - 1.3%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (c)	3,435,000	3,180,879
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (c)	2,935,000	2,641,500
6.5% 12/15/20 (c)	5,555,000	5,443,900
Calatlantic Group, Inc. 8.375% 1/15/21	6,434,000	7,576,035
KB Home 8% 3/15/20	5,100,000	5,508,000
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 12/1/21 (c)	5,140,000	5,371,300
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (c)	14,164,000	13,809,900
TRI Pointe Homes, Inc.:
4.375% 6/15/19	4,840,000	4,852,100
5.875% 6/15/24	3,815,000	3,834,075
William Lyon Homes, Inc.:
5.75% 4/15/19	4,390,000	4,258,300
7% 8/15/22	3,175,000	3,095,625
8.5% 11/15/20	6,335,000	6,572,563
		66,144,177
Hotels - 0.3%
ESH Hospitality, Inc. 5.25% 5/1/25 (c)	13,520,000	13,334,100
Insurance - 1.3%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (c)	7,215,000	7,178,925
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (c)	44,015,000	43,134,700
Hub Holdings LLC / Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (c)(d)	17,455,000	16,233,150
		66,546,775
Leisure - 0.3%
24 Hour Holdings III LLC 8% 6/1/22 (c)	5,675,000	4,554,188
Cedar Fair LP/Magnum Management Corp. 5.25% 3/15/21	5,654,000	5,894,408
NCL Corp. Ltd. 5.25% 11/15/19 (c)	2,546,000	2,616,015
		13,064,611
Metals/Mining - 0.6%
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (c)	1,740,000	1,774,800
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 6.375% 3/15/24	2,610,000	900,450
CONSOL Energy, Inc. 5.875% 4/15/22	9,385,000	7,813,013
First Quantum Minerals Ltd.:
6.75% 2/15/20 (c)	4,155,000	3,459,038
7% 2/15/21 (c)	5,270,000	4,295,050
7.25% 5/15/22 (c)	2,480,000	1,946,800
Peabody Energy Corp.:
6% 11/15/18 (b)	11,705,000	1,176,353
7.875% 11/1/26 (b)	3,075,000	322,875
10% 3/15/22 (b)(c)	6,200,000	651,000
Rain CII Carbon LLC/CII Carbon Corp. 8.25% 1/15/21 (c)	6,755,000	5,091,581
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% 2/1/20 (c)	3,860,000	2,952,900
7.375% 2/1/20 (c)	2,000,000	1,530,000
Walter Energy, Inc. 9.5% 10/15/19 (b)(c)	7,630,000	1
		31,913,861
Paper - 0.5%
NewPage Corp. 11.375% 12/31/14 (b)	56,458,756	6
Xerium Technologies, Inc. 8.875% 6/15/18	31,795,000	28,059,088
		28,059,094
Services - 5.0%
Anna Merger Sub, Inc. 7.75% 10/1/22 (c)	31,865,000	29,634,450
APX Group, Inc.:
6.375% 12/1/19	29,840,000	29,840,000
8.75% 12/1/20	14,615,000	13,701,563
Aramark Services, Inc. 5.125% 1/15/24	3,660,000	3,870,450
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.125% 6/1/22 (c)	4,900,000	4,651,938
5.5% 4/1/23	5,145,000	4,917,591
6.375% 4/1/24 (c)	10,795,000	10,714,038
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (c)	11,685,000	11,042,325
Corrections Corp. of America:
4.125% 4/1/20	4,755,000	4,891,706
5% 10/15/22	3,615,000	3,773,156
Everi Payments, Inc. 10% 1/15/22	4,465,000	3,795,250
Garda World Security Corp. 7.25% 11/15/21 (c)	4,485,000	3,621,638
Hertz Corp.:
5.875% 10/15/20	9,640,000	9,789,516
6.25% 10/15/22	6,105,000	6,147,674
IHS, Inc. 5% 11/1/22	2,285,000	2,387,825
Laureate Education, Inc. 10% 9/1/19 (c)(d)	93,639,000	84,743,246
The GEO Group, Inc. 6% 4/15/26	2,175,000	2,228,288
United Rentals North America, Inc. 5.875% 9/15/26 (e)	4,860,000	4,860,000
Western Digital Corp.:
7.375% 4/1/23 (c)	7,595,000	7,666,203
10.5% 4/1/24 (c)	12,405,000	12,063,863
		254,340,720
Steel - 1.3%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (c)	960,000	902,400
Commercial Metals Co. 4.875% 5/15/23	5,495,000	5,000,450
Evraz, Inc. NA Canada 7.5% 11/15/19 (c)	3,775,000	3,454,125
JMC Steel Group, Inc. 8.25% 3/15/18 (c)	46,687,000	44,819,520
Steel Dynamics, Inc. 5.5% 10/1/24	11,220,000	11,402,325
		65,578,820
Super Retail - 1.6%
Argos Merger Sub, Inc. 7.125% 3/15/23 (c)	25,940,000	26,523,650
Asbury Automotive Group, Inc. 6% 12/15/24	6,975,000	7,201,688
Chinos Intermediate Holdings A, Inc. 8.5% 5/1/19 pay-in-kind (c)(d)	15,075,000	6,616,669
Claire's Stores, Inc.:
6.125% 3/15/20 (c)	10,985,000	7,222,638
9% 3/15/19 (c)	18,250,000	13,140,000
DPL, Inc. 7.75% 10/15/20 (c)	15,110,000	10,728,100
Family Tree Escrow LLC 5.75% 3/1/23 (c)	6,535,000	6,978,073
JC Penney Corp., Inc.:
6.375% 10/15/36	3,985,000	3,128,225
7.4% 4/1/37	3,605,000	2,865,975
		84,405,018
Technology - 2.0%
BMC Software, Inc. 7.25% 6/1/18	6,280,000	5,589,200
CDW LLC/CDW Finance Corp. 5.5% 12/1/24	4,100,000	4,315,250
CommScope, Inc. 4.375% 6/15/20 (c)	5,180,000	5,348,350
Compiler Finance Sub, Inc. 7% 5/1/21 (c)	12,715,000	7,247,550
Diebold, Inc. 8.5% 4/15/24 (c)	4,500,000	4,556,250
Lucent Technologies, Inc.:
6.45% 3/15/29	23,542,000	25,189,940
6.5% 1/15/28	1,395,000	1,457,775
Micron Technology, Inc.:
5.25% 1/15/24 (c)	14,815,000	11,889,038
5.5% 2/1/25	4,900,000	3,969,000
7.5% 9/15/23 (c)	7,625,000	7,891,875
Qorvo, Inc. 6.75% 12/1/23 (c)	2,430,000	2,496,825
Rackspace Hosting, Inc. 6.5% 1/15/24 (c)	2,380,000	2,353,225
Sabre GLBL, Inc. 5.25% 11/15/23 (c)	4,910,000	4,971,375
Sanmina Corp. 4.375% 6/1/19 (c)	3,940,000	4,028,650
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (c)	5,160,000	5,405,100
VeriSign, Inc. 4.625% 5/1/23	4,185,000	4,300,088
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25% 7/15/19	2,480,000	2,486,200
		103,495,691
Telecommunications - 10.3%
Altice Financing SA:
6.5% 1/15/22 (c)	28,550,000	28,835,500
7.5% 5/15/26 (c)(e)	10,735,000	10,784,918
Altice Finco SA 8.125% 1/15/24 (c)	25,815,000	25,169,625
Broadview Networks Holdings, Inc. 10.5% 11/15/17	8,001,000	7,040,880
CenturyLink, Inc. 7.5% 4/1/24	2,050,000	2,055,125
Columbus International, Inc. 7.375% 3/30/21 (c)	33,510,000	35,594,322
CommScope Technologies Finance LLC 6% 6/15/25 (c)	5,780,000	5,924,500
Digicel Group Ltd.:
6% 4/15/21 (c)	14,415,000	13,189,725
6.75% 3/1/23 (c)	2,100,000	1,893,938
Frontier Communications Corp.:
8.875% 9/15/20 (c)	3,185,000	3,372,119
10.5% 9/15/22 (c)	4,855,000	4,995,164
11% 9/15/25 (c)	4,890,000	4,938,900
GCI, Inc. 6.875% 4/15/25	3,450,000	3,484,500
Inmarsat Finance PLC 4.875% 5/15/22 (c)	5,765,000	5,476,750
Intelsat Jackson Holdings SA:
5.5% 8/1/23	23,735,000	14,997,553
7.5% 4/1/21	9,375,000	6,679,688
8% 2/15/24 (c)	4,960,000	5,133,600
Intelsat Luxembourg SA 7.75% 6/1/21	12,535,000	4,136,550
Level 3 Financing, Inc.:
5.125% 5/1/23	14,440,000	14,692,700
5.25% 3/15/26 (c)	4,965,000	5,039,475
5.375% 1/15/24 (c)	12,255,000	12,438,825
5.375% 5/1/25	2,405,000	2,447,088
MetroPCS Wireless, Inc. 6.625% 11/15/20	7,010,000	7,255,350
Millicom International Cellular SA 4.75% 5/22/20 (c)	2,000,000	1,950,000
Neptune Finco Corp.:
6.625% 10/15/25 (c)	14,865,000	15,979,875
10.125% 1/15/23 (c)	9,225,000	10,124,438
10.875% 10/15/25 (c)	10,735,000	11,942,688
Numericable Group SA:
4.875% 5/15/19 (c)	19,475,000	20,195,575
6% 5/15/22 (c)	20,675,000	20,701,878
6.25% 5/15/24 (c)	9,760,000	9,442,800
7.375% 5/1/26 (c)	19,700,000	20,094,000
Sable International Finance Ltd. 6.875% 8/1/22 (c)	8,440,000	8,661,550
Sprint Capital Corp.:
6.875% 11/15/28	13,894,000	10,316,295
6.9% 5/1/19	29,538,000	27,027,270
Sprint Communications, Inc. 6% 11/15/22	16,860,000	12,400,699
Sprint Corp.:
7.125% 6/15/24	8,670,000	6,502,500
7.25% 9/15/21	20,180,000	16,295,350
7.875% 9/15/23	23,950,000	18,681,000
T-Mobile U.S.A., Inc.:
6% 4/15/24	9,970,000	10,431,113
6.125% 1/15/22	7,370,000	7,752,356
6.25% 4/1/21	13,650,000	14,230,125
6.5% 1/15/26	4,370,000	4,632,200
6.542% 4/28/20	5,115,000	5,274,844
6.625% 4/1/23	14,270,000	15,251,063
6.633% 4/28/21	10,825,000	11,406,844
ViaSat, Inc. 6.875% 6/15/20	3,970,000	4,099,025
Wind Acquisition Finance SA:
4.75% 7/15/20 (c)	10,145,000	9,683,403
7.375% 4/23/21 (c)	6,695,000	5,958,550
		524,612,236
Transportation Ex Air/Rail - 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (c)	11,415,000	9,388,838
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (c)	29,215,000	11,759,038
8.125% 2/15/19	19,951,000	6,783,340
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (c)	5,350,000	3,223,375
Teekay Corp.:
8.5% 1/15/20 (c)	4,920,000	3,751,500
8.5% 1/15/20	13,210,000	10,072,625
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21 (b)	15,050,000	2,934,750
		47,913,466
Utilities - 3.0%
Calpine Corp.:
5.5% 2/1/24	2,425,000	2,449,250
6% 1/15/22 (c)	5,605,000	5,920,281
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	6,650,000	7,048,269
Dynegy, Inc.:
7.375% 11/1/22	30,825,000	30,448,319
7.625% 11/1/24	46,930,000	45,874,075
GenOn Energy, Inc.:
9.5% 10/15/18	1,874,000	1,452,350
9.875% 10/15/20	1,732,000	1,212,400
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	6,670,000	5,469,400
7% 6/15/23	13,760,000	11,566,931
InterGen NV 7% 6/30/23 (c)	27,740,000	19,140,600
NRG Energy, Inc. 7.875% 5/15/21	2,585,000	2,687,366
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (c)	8,981,307	9,565,092
PPL Energy Supply LLC 6.5% 6/1/25	4,685,000	4,158,312
RJS Power Holdings LLC 4.625% 7/15/19 (c)	2,610,000	2,427,300
RRI Energy, Inc. 7.875% 6/15/17	1,826,000	1,579,490
		150,999,435

TOTAL NONCONVERTIBLE BONDS		4,129,657,097

TOTAL CORPORATE BONDS
(Cost $4,465,367,782)		4,131,115,641
	Shares	Value

Common Stocks - 0.5%
Automotive & Auto Parts - 0.2%
Chassix Holdings, Inc.	180,386	5,682,159
Chassix Holdings, Inc. warrants (f)	48,708	247,924
General Motors Co.	16,125	512,775
General Motors Co.:
warrants 7/10/16 (f)	192,657	4,186,437
warrants 7/10/19 (f)	5,208	72,287
Motors Liquidation Co. GUC Trust (f)	49,155	582,487

TOTAL AUTOMOTIVE & AUTO PARTS		11,284,069

Banks & Thrifts - 0.0%
CIT Group, Inc.	49,400	1,707,758
Building Materials - 0.2%
Nortek, Inc. (f)	170,720	8,051,155
Metals/Mining - 0.0%
Aleris Corp. (f)(g)	46,900	483,070
Warrior Met Coal LLC Class A(g)	3,949	1,023,423

TOTAL METALS/MINING		1,506,493

Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (f)(h)	520,065	754,094
Transportation Ex Air/Rail - 0.1%
DeepOcean Group Holding BV (c)(f)	419,352	3,606,144
Navios Maritime Holdings, Inc. (i)	771,100	902,187

TOTAL TRANSPORTATION EX AIR/RAIL		4,508,331

TOTAL COMMON STOCKS
(Cost $49,182,756)		27,811,900

Convertible Preferred Stocks - 0.5%
Banks & Thrifts - 0.3%
Bank of America Corp. Series L 7.25%	14,300	16,849,690
Energy - 0.2%
Chesapeake Energy Corp. Series A 5.75%	27,800	8,513,750
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $34,125,018)		25,363,440
	Principal Amount	Value

Bank Loan Obligations - 8.3%
Aerospace - 0.3%
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (d)	5,185,066	5,175,992
Tranche D, term loan 3.75% 6/4/21 (d)	9,992,013	9,929,563

TOTAL AEROSPACE		15,105,555

Automotive & Auto Parts - 0.1%
Chassix, Inc. term loan 12% 7/29/19	2,110,818	2,079,156
Broadcasting - 0.1%
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (d)	4,738,040	4,730,411
Cable/Satellite TV - 0.1%
Altice U.S. Finance SA Tranche B, term loan 4.25% 12/14/22 (d)	1,490,000	1,487,765
Charter Communications Operating LLC Tranche E, term loan 3% 7/1/20 (d)	2,485,000	2,478,788
Numericable LLC Tranche B, term loan 5% 1/15/24 (d)	1,915,000	1,921,779

TOTAL CABLE/SATELLITE TV		5,888,332

Capital Goods - 0.2%
Rexnord LLC Tranche B, term loan 4% 8/21/20 (d)	6,309,107	6,261,789
SRAM LLC. Tranche B, term loan 4.0124% 4/10/20 (d)	5,536,089	4,844,078

TOTAL CAPITAL GOODS		11,105,867

Chemicals - 0.1%
MacDermid, Inc. Tranche B 1LN, term loan 5.5% 6/7/20 (d)	3,989,744	3,909,111
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (d)	2,633,766	2,629,367

TOTAL CHEMICALS		6,538,478

Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (d)	5,613,358	5,615,098
Diversified Financial Services - 0.1%
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5% 4/30/20 (d)	4,360,000	4,364,360
Diversified Media - 0.1%
WMG Acquisition Corp. term loan 3.75% 7/1/20 (d)	6,547,125	6,464,107
Energy - 0.1%
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (d)	6,480,000	6,074,093
Entertainment/Film - 0.1%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. Tranche B, term loan 3% 1/31/21 (d)	4,338,938	4,321,321
Environmental - 0.6%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (d)	31,397,861	31,280,119
Food & Drug Retail - 0.2%
Albertson's LLC Tranche B 4LN, term loan 5.5% 8/25/21 (d)	7,495,182	7,516,468
Gaming - 0.5%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (d)	27,915,001	24,844,351
Healthcare - 0.7%
HCA Holdings, Inc. Tranche B 4LN, term loan 3.3809% 5/1/18 (d)	7,416,541	7,440,348
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (d)	3,513,604	3,504,820
Quorum Health Corp. Tranche B, term loan 6.75% 4/12/22 (d)	9,945,000	9,932,569
Surgical Care Affiliates, Inc. Tranche B, term loan 4.25% 3/17/22 (d)	5,157,900	5,142,839
Valeant Pharmaceuticals International, Inc. Tranche E, term loan 4.75% 8/5/20 (d)	9,796,149	9,514,510

TOTAL HEALTHCARE		35,535,086

Homebuilders/Real Estate - 0.3%
MGM Growth Properties Operating Partner LP Tranche B, term loan 4% 4/25/23 (d)	2,495,000	2,507,999
Realogy Corp. Credit-Linked Deposit 4.6873% 10/10/16 (d)	759,408	751,814
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (d)	8,487,390	8,480,345

TOTAL HOMEBUILDERS/REAL ESTATE		11,740,158

Insurance - 0.5%
HUB International Ltd. Tranche B 1LN, term loan 4.25% 10/2/20 (d)	27,018,832	26,692,444
Services - 1.9%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (d)	8,869,462	8,769,681
ARAMARK Corp. Tranche F, term loan 3.25% 2/24/21 (d)	7,918,092	7,918,092
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (d)	9,522,222	9,411,097
Garda World Security Corp.:
term loan 4.0038% 11/8/20 (d)	3,297,141	3,255,927
Tranche DD, term loan 4.0038% 11/8/20 (d)	572,746	565,587
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (d)	73,328,770	67,951,572

TOTAL SERVICES		97,871,956

Super Retail - 1.2%
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19 (d)	11,599,305	10,337,880
J. Crew Group, Inc. Tranche B, term loan 4% 3/5/21 (d)	23,280,804	18,530,123
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (d)	9,056,182	9,070,309
Neiman Marcus Group Ltd., Inc. Tranche B, term loan 4.25% 10/25/20 (d)	2,563,008	2,438,856
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (d)	9,733,994	9,701,191
Sears Holdings Corp. Tranche ABL, term loan 5.5077% 6/30/18 (d)	11,210,000	10,719,563

TOTAL SUPER RETAIL		60,797,922

Technology - 0.8%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (d)	4,767,895	4,738,096
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (d)	7,774,691	6,676,516
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (d)	14,338,040	14,325,566
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (d)	7,689,270	7,650,824
Renaissance Learning, Inc. Tranche 1LN, term loan 4.5% 4/9/21 (d)	7,914,610	7,743,100

TOTAL TECHNOLOGY		41,134,102

Utilities - 0.2%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (d)	11,913,196	11,734,498
TOTAL BANK LOAN OBLIGATIONS
(Cost $432,745,931)		421,433,882

Preferred Securities - 5.0%
Banks & Thrifts - 5.0%
Bank of America Corp.:
6.1% (d)(j)	15,230,000	15,353,123
6.25% (d)(j)	5,190,000	5,259,705
Barclays Bank PLC 7.625% 11/21/22	18,860,000	21,197,422
Barclays PLC:
6.625% (d)(j)	27,135,000	25,058,122
8.25% (d)(j)	15,517,000	15,719,818
Citigroup, Inc.:
5.875% (d)(j)	47,450,000	46,163,518
6.3% (d)(j)	9,715,000	9,803,182
Credit Agricole SA:
6.625% (c)(d)(j)	5,565,000	5,284,085
7.875% (c)(d)(j)	17,001,000	16,471,551
8.125% (c)(d)(j)	4,855,000	5,054,593
Credit Suisse Group AG:
6.25% (c)(d)(j)	5,070,000	4,781,280
7.5% (c)(d)(j)	6,680,000	6,829,247
Deutsche Bank AG 7.5% (d)(j)	7,800,000	6,904,598
Goldman Sachs Group, Inc. 5.375% (d)(j)	7,215,000	7,150,397
JPMorgan Chase & Co.:
5.3% (d)(j)	10,465,000	10,742,323
6.125% (d)(j)	3,995,000	4,101,137
6.75% (d)(j)	3,065,000	3,442,116
Lloyds Banking Group PLC 7.5% (d)(j)	16,540,000	16,517,392
Royal Bank of Scotland Group PLC:
7.5% (d)(j)	14,215,000	13,348,194
8% (d)(j)	4,100,000	3,958,113
Societe Generale:
6% (c)(d)(j)	1,130,000	1,026,220
8% (c)(d)(j)	12,145,000	12,110,677
TOTAL PREFERRED SECURITIES
(Cost $259,931,840)		256,276,813
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 0.38% (k)	248,112,854	248,112,854
Fidelity Securities Lending Cash Central Fund, 0.42% (k)(l)	834,125	834,125
TOTAL MONEY MARKET FUNDS
(Cost $248,946,979)		248,946,979
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $5,490,300,306)		5,110,948,655
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(8,106,986)
NET ASSETS - 100%		$5,102,841,669

Legend

 (a) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (b) Non-income producing - Security is in default.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,160,813,144 or 42.3% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,506,493 or 0.0% of net assets.

 (h) Affiliated company

 (i) Security or a portion of the security is on loan at period end.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aleris Corp.	3/11/11	$2,860,900
Warrior Met Coal LLC Class A	6/4/14 - 7/8/14	$7,623,332

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$653,655
Fidelity Securities Lending Cash Central Fund	60,927
Total	$714,582

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Broadview Networks Holdings, Inc.	$884,111	$--	$--	$--	$754,094
Total	$884,111	$--	$--	$--	$754,094

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$10,701,582	$4,771,499	$--	$5,930,083
Energy	8,513,750	--	8,513,750	--
Financials	20,163,358	19,139,935	--	1,023,423
Industrials	12,559,486	8,953,342	--	3,606,144
Materials	483,070	--	--	483,070
Telecommunication Services	754,094	754,094	--	--
Corporate Bonds	4,131,115,641	--	4,131,115,631	10
Bank Loan Obligations	421,433,882	--	418,602,912	2,830,970
Preferred Securities	256,276,813	--	256,276,813	--
Money Market Funds	248,946,979	248,946,979	--	--
Total Investments in Securities:	$5,110,948,655	$282,565,849	$4,814,509,106	$13,873,700

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.0%
Luxembourg	5.0%
Canada	3.3%
United Kingdom	2.5%
Ireland	2.4%
France	2.1%
Bermuda	1.8%
Netherlands	1.6%
Austria	1.2%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2016
Assets
Investment in securities, at value (including securities loaned of $780,741) — See accompanying schedule: Unaffiliated issuers (cost $5,231,568,132)	$4,861,247,582
Fidelity Central Funds (cost $248,946,979)	248,946,979
Other affiliated issuers (cost $9,785,195)	754,094
Total Investments (cost $5,490,300,306)		$5,110,948,655
Cash		1,797,649
Receivable for investments sold		56,193,644
Receivable for fund shares sold		149,099
Dividends receivable		259,188
Interest receivable		77,132,725
Distributions receivable from Fidelity Central Funds		76,796
Prepaid expenses		7,402
Receivable from affiliate		14,949
Total assets		5,246,580,107
Liabilities
Payable for investments purchased
Regular delivery	$68,557,752
Delayed delivery	59,353,025
Payable for fund shares redeemed	12,266,255
Distributions payable	69
Accrued management fee	2,346,517
Other affiliated payables	305,653
Other payables and accrued expenses	75,042
Collateral on securities loaned, at value	834,125
Total liabilities		143,738,438
Net Assets		$5,102,841,669
Net Assets consist of:
Paid in capital		$5,667,488,912
Undistributed net investment income		14,040,469
Accumulated undistributed net realized gain (loss) on investments		(199,336,061)
Net unrealized appreciation (depreciation) on investments		(379,351,651)
Net Assets		$5,102,841,669
Series High Income:
Net Asset Value, offering price and redemption price per share ($2,417,316,805 ÷ 269,841,086 shares)		$8.96
Class F:
Net Asset Value, offering price and redemption price per share ($2,685,524,864 ÷ 299,781,363 shares)		$8.96

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2016
Investment Income
Dividends		$20,835,765
Interest		336,059,036
Income from Fidelity Central Funds		714,582
Total income		357,609,383
Expenses
Management fee	$29,641,941
Transfer agent fees	2,679,871
Accounting and security lending fees	1,184,207
Custodian fees and expenses	56,294
Independent trustees' compensation	24,065
Audit	76,469
Legal	17,545
Miscellaneous	42,654
Total expenses before reductions	33,723,046
Expense reductions	(26,598)	33,696,448
Net investment income (loss)		323,912,935
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(185,171,101)
Total net realized gain (loss)		(185,171,101)
Change in net unrealized appreciation (depreciation) on investment securities		(328,769,675)
Net gain (loss)		(513,940,776)
Net increase (decrease) in net assets resulting from operations		$(190,027,841)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$323,912,935	$453,746,291
Net realized gain (loss)	(185,171,101)	184,820,457
Change in net unrealized appreciation (depreciation)	(328,769,675)	(505,386,183)
Net increase (decrease) in net assets resulting from operations	(190,027,841)	133,180,565
Distributions to shareholders from net investment income	(322,051,932)	(444,219,856)
Distributions to shareholders from net realized gain	(27,727,499)	(264,745,145)
Total distributions	(349,779,431)	(708,965,001)
Share transactions - net increase (decrease)	(240,056,093)	(4,333,509,284)
Total increase (decrease) in net assets	(779,863,365)	(4,909,293,720)
Net Assets
Beginning of period	5,882,705,034	10,791,998,754
End of period (including undistributed net investment income of $14,040,469 and undistributed net investment income of $14,795,398, respectively)	$5,102,841,669	$5,882,705,034

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series High Income Fund

Years ended April 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.87	$10.58	$10.63	$9.96	$10.12
Income from Investment Operations
Net investment income (loss)A	.550	.565	.566	.587	.599
Net realized and unrealized gain (loss)	(.867)	(.382)	(.033)	.655	(.163)
Total from investment operations	(.317)	.183	.533	1.242	.436
Distributions from net investment income	(.546)	(.552)	(.554)	(.550)	(.584)
Distributions from net realized gain	(.047)	(.341)	(.029)	(.022)	(.012)
Total distributions	(.593)	(.893)	(.583)	(.572)	(.596)
Net asset value, end of period	$8.96	$9.87	$10.58	$10.63	$9.96
Total ReturnB	(3.08)%	1.86%	5.23%	12.85%	4.66%
Ratios to Average Net AssetsC,D
Expenses before reductions	.69%	.69%	.70%	.71%	.72%
Expenses net of fee waivers, if any	.69%	.69%	.70%	.71%	.72%
Expenses net of all reductions	.69%	.69%	.69%	.71%	.72%
Net investment income (loss)	6.07%	5.51%	5.42%	5.74%	6.19%
Supplemental Data
Net assets, end of period (000 omitted)	$2,417,317	$2,835,891	$5,367,464	$5,381,081	$5,533,077
Portfolio turnover rateE	34%	31%	54%	45%	39%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series High Income Fund Class F

Years ended April 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.87	$10.58	$10.63	$9.96	$10.12
Income from Investment Operations
Net investment income (loss)A	.559	.575	.578	.600	.610
Net realized and unrealized gain (loss)	(.866)	(.381)	(.033)	.654	(.161)
Total from investment operations	(.307)	.194	.545	1.254	.449
Distributions from net investment income	(.556)	(.563)	(.566)	(.562)	(.597)
Distributions from net realized gain	(.047)	(.341)	(.029)	(.022)	(.012)
Total distributions	(.603)	(.904)	(.595)	(.584)	(.609)
Net asset value, end of period	$8.96	$9.87	$10.58	$10.63	$9.96
Total ReturnB	(2.98)%	1.97%	5.35%	12.99%	4.80%
Ratios to Average Net AssetsC,D
Expenses before reductions	.59%	.58%	.58%	.58%	.59%
Expenses net of fee waivers, if any	.59%	.58%	.58%	.58%	.59%
Expenses net of all reductions	.59%	.58%	.58%	.58%	.59%
Net investment income (loss)	6.17%	5.62%	5.53%	5.87%	6.32%
Supplemental Data
Net assets, end of period (000 omitted)	$2,685,525	$3,046,814	$5,424,535	$5,025,275	$3,614,081
Portfolio turnover rateE	34%	31%	54%	45%	39%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016

1. Organization.

Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series High Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, contingent interest, certain conversion ratio adjustments, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$119,166,365
Gross unrealized depreciation	(487,961,362)
Net unrealized appreciation (depreciation) on securities	$(368,794,997)
Tax Cost	$5,479,743,652

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(195,517,128)
Net unrealized appreciation (depreciation) on securities and other investments	$(368,794,997)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(57,850,706)
Long-term	(137,666,422)
Total capital loss carryforward	$(195,517,128)

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$322,051,932	$ 468,658,308
Long-term Capital Gains	27,727,499	240,306,693
Total	$349,779,431	$ 708,965,001

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,713,096,418 and $2,000,216,175, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series High Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series High Income	$2,679,871.11

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $14,984.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,115 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,927. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,565.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,025.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2016	Year ended April 30, 2015
From net investment income
Series High Income	$152,156,686	$214,081,318
Class F	169,895,246	230,138,538
Total	$322,051,932	$444,219,856
From net realized gain
Series High Income	$13,405,543	$127,941,737
Class F	14,321,956	136,803,408
Total	$27,727,499	$264,745,145

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015
Series High Income
Shares sold	14,080,695	11,060,692	$127,272,292	$112,302,276
Reinvestment of distributions	18,271,788	33,685,425	165,562,229	341,875,118
Shares redeemed	(49,908,275)	(264,839,157)	(451,056,809)	(2,707,301,478)
Net increase (decrease)	(17,555,792)	(220,093,040)	$(158,222,288)	$(2,253,124,084)
Class F
Shares sold	26,420,668	28,830,464	$238,153,117	$295,001,737
Reinvestment of distributions	20,348,889	36,172,067	184,217,202	366,820,242
Shares redeemed	(55,760,573)	(269,115,276)	(504,204,124)	(2,742,207,179)
Net increase (decrease)	(8,991,016)	(204,112,745)	$(81,833,805)	$(2,080,385,200)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series High Income Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series High Income Fund or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Series High Income	.70%
Actual		$1,000.00	$1,011.90	$3.50
Hypothetical-C		$1,000.00	$1,021.38	$3.52
Class F	.59%
Actual		$1,000.00	$1,012.50	$2.95
Hypothetical-C		$1,000.00	$1,021.93	$2.97

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FSH-ANN-0616
1.924270.105

Fidelity® Focused High Income Fund Annual Report April 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	(1.30)%	4.42%	5.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2006.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ BB US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,135	Fidelity® Focused High Income Fund
$20,870	The BofA Merrill Lynch℠ BB US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds struggled for much of the year ending April 30, 2016, but turned it around beginning in mid-February, rallying alongside equities amid a more-favorable environment for risk assets. The net result was a -1.30% return for The BofA Merrill Lynch℠ US High Yield Constrained Index. The broader backdrop was largely supportive, spurred by economic growth, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industries showed relative strength. The energy-heavy high-yield index entered the period on an uptrend, as oil prices rebounded in spring 2015. However, increased volatility among U.S. Treasuries, commodities and stocks – along with a collapse in the price of oil – resulted in a sharp sell-off beginning in June. High yield retreated into early February as oil prices fell to a level not seen since 2004, but better U.S. economic data, among other factors, led to a bottoming in prices and ultimately shifted investor sentiment. The upturn accelerated considerably in March and April – the largest advance in consecutive months since 2009 – as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund returned -1.30%, trailing the 1.87% return of its benchmark, the BofA Merrill Lynch℠ BB US High Yield Constrained Index. Relative to the benchmark, security selection in energy was by far the biggest detractor, primarily due to untimely positioning in oil & gas exploration & production company Denbury Resources. Bond selection in transportation ex air/rail also worked against the fund's relative return, and this was mainly the result of an out-of-benchmark position in dry-bulk commodities shipper Navios Maritime. Not holding recently added index component Freeport-McMoRan, the world’s largest producer of copper and molybdenum further dampened the fund’s result. On the plus side, largely avoiding two energy companies – Chesapeake Energy and SM Energy – represented the top individual relative contributors. From a sector perspective, security selection in steel was the most additive versus the benchmark, in large measure reflecting my avoidance of benchmark member United States Steel. I sold the fund's positions in Denbury Resources, Chesapeake Energy and SM Energy during the period, and reduced our stake in Navios Maritime. I used the market rally during the second half of the period to reduce risk in the portfolio and increase exposure to what I believed were more-stable areas of the market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Sabine Pass Liquefaction LLC	3.2	3.0
T-Mobile U.S.A., Inc.	3.0	2.9
Citigroup, Inc.	2.8	2.4
Sprint Communications, Inc.	2.7	2.7
APX Group, Inc.	2.4	2.1
	14.1

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.3	12.1
Banks & Thrifts	10.7	7.8
Energy	9.0	11.1
Diversified Financial Services	8.1	12.8
Cable/Satellite TV	7.0	5.5

Quality Diversification (% of fund's net assets)

As of April 30, 2016
AAA,AA,A	0.1%
BBB	3.6%
BB	73.4%
B	15.5%
CCC,CC,C	0.5%
Not Rated	0.4%
Short-Term Investments and Net Other Assets	6.5%

As of October 31, 2015
AAA,AA,A	0.1%
BBB	3.6%
BB	72.5%
B	19.4%
CCC,CC,C	0.9%
Short-Term Investments and Net Other Assets	3.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016 *
Nonconvertible Bonds	78.2%
Bank Loan Obligations	4.7%
Other Investments	10.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.5%

 * Foreign investments - 24.1%

As of October 31, 2015*
Nonconvertible Bonds	80.8%
Bank Loan Obligations	5.4%
Other Investments	10.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.5%

 * Foreign investments - 28.4%

Investments April 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 78.2%
	Principal Amount	Value
Aerospace - 0.3%
Orbital ATK, Inc. 5.5% 10/1/23 (a)	$1,995,000	$2,094,750
Air Transportation - 1.7%
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	1,335,000	1,239,881
Allegiant Travel Co. 5.5% 7/15/19	6,265,000	6,449,034
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	86,663	94,246
5.5% 4/29/22	1,568,264	1,599,629
6.25% 10/11/21	1,649,382	1,724,635
9.25% 5/10/17	433,944	457,811
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 8/10/22	937,657	1,057,209
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	95,959	99,317
9.75% 1/15/17	623,751	653,379

TOTAL AIR TRANSPORTATION		13,375,141

Automotive & Auto Parts - 0.7%
Schaeffler Finance BV 4.75% 5/15/21 (a)	1,520,000	1,561,800
Schaeffler Holding Finance BV 6.75% 11/15/22 pay-in-kind (a)(b)	305,000	333,594
ZF North America Capital, Inc. 4.75% 4/29/25 (a)	3,485,000	3,532,919

TOTAL AUTOMOTIVE & AUTO PARTS		5,428,313

Banks & Thrifts - 0.4%
Ally Financial, Inc.:
4.25% 4/15/21	1,410,000	1,434,675
5.75% 11/20/25	1,540,000	1,559,250

TOTAL BANKS & THRIFTS		2,993,925

Building Materials - 2.0%
Building Materials Corp. of America:
5.375% 11/15/24 (a)	6,750,000	7,036,875
6% 10/15/25 (a)	1,585,000	1,707,838
Masco Corp.:
3.5% 4/1/21	749,000	760,235
4.375% 4/1/26	955,000	983,650
Standard Industries, Inc. 5.125% 2/15/21 (a)	1,930,000	2,007,200
USG Corp. 5.5% 3/1/25 (a)	2,760,000	2,922,150

TOTAL BUILDING MATERIALS		15,417,948

Cable/Satellite TV - 6.2%
Altice U.S. Finance SA:
5.375% 7/15/23 (a)	11,745,000	11,992,232
5.5% 5/15/26 (a)	2,340,000	2,363,400
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	525,000	538,125
5.125% 5/1/23 (a)	1,875,000	1,912,500
5.5% 5/1/26 (a)	2,330,000	2,376,600
5.875% 4/1/24 (a)	1,935,000	2,026,913
5.875% 5/1/27 (a)	2,425,000	2,485,625
CCOH Safari LLC 5.75% 2/15/26 (a)	1,360,000	1,404,200
Cogeco Communications, Inc. 4.875% 5/1/20 (a)	5,370,000	5,510,963
CSC Holdings LLC 6.75% 11/15/21	9,850,000	10,163,969
DISH DBS Corp. 5.125% 5/1/20	3,950,000	3,979,625
Virgin Media Secured Finance PLC:
5.5% 1/15/25 (a)	590,000	603,275
5.5% 8/15/26 (a)	2,035,000	2,046,457

TOTAL CABLE/SATELLITE TV		47,403,884

Chemicals - 0.2%
Blue Cube Spinco, Inc. 9.75% 10/15/23 (a)	210,000	239,663
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	1,025,000	902,000

TOTAL CHEMICALS		1,141,663

Consumer Products - 0.5%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	3,930,000	3,930,432
Containers - 1.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.6339% 12/15/19 (a)(b)	3,565,000	3,600,204
3.8896% 5/15/21 (a)(b)(c)	1,415,000	1,407,925
4.625% 5/15/23 (a)(c)	1,405,000	1,405,000
Ball Corp. 5.25% 7/1/25	2,385,000	2,508,734
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	377,000	384,540
Owens-Brockway Glass Container, Inc.:
5.875% 8/15/23 (a)	1,070,000	1,150,250
6.375% 8/15/25 (a)	1,070,000	1,152,925

TOTAL CONTAINERS		11,609,578

Diversified Financial Services - 7.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25% 7/1/20	1,470,000	1,506,750
4.625% 7/1/22	1,305,000	1,350,675
5% 10/1/21	2,995,000	3,159,725
Aircastle Ltd.:
5% 4/1/23	490,000	498,898
5.125% 3/15/21	1,340,000	1,417,050
FLY Leasing Ltd.:
6.375% 10/15/21	4,705,000	4,610,900
6.75% 12/15/20	7,040,000	7,066,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	3,084,000	3,060,870
5.875% 2/1/22	9,830,000	9,375,363
6% 8/1/20	6,030,000	6,015,528
ILFC E-Capital Trust I 4.24% 12/21/65 (a)(b)	580,000	475,600
ILFC E-Capital Trust II 4.49% 12/21/65 (a)(b)	2,430,000	1,968,300
International Lease Finance Corp. 6.25% 5/15/19	3,760,000	4,079,600
MSCI, Inc. 5.25% 11/15/24 (a)	1,370,000	1,431,650
Navient Corp.:
5% 10/26/20	150,000	143,250
5.875% 3/25/21	2,230,000	2,107,350
5.875% 10/25/24	570,000	500,175
SLM Corp.:
4.875% 6/17/19	4,185,000	4,009,230
5.5% 1/15/19	4,785,000	4,749,113
5.5% 1/25/23	2,900,000	2,606,375

TOTAL DIVERSIFIED FINANCIAL SERVICES		60,132,802

Diversified Media - 0.1%
National CineMedia LLC 6% 4/15/22	795,000	832,763
Energy - 9.0%
Antero Resources Corp.:
5.125% 12/1/22	5,421,000	5,204,160
5.625% 6/1/23 (Reg. S)	1,565,000	1,518,050
Antero Resources Finance Corp. 5.375% 11/1/21	1,490,000	1,441,575
Concho Resources, Inc. 5.5% 4/1/23	1,500,000	1,511,250
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	70,000	61,950
Energy Transfer Equity LP 5.5% 6/1/27	1,045,000	896,892
Forum Energy Technologies, Inc. 6.25% 10/1/21	2,300,000	2,093,000
Gibson Energy, Inc. 6.75% 7/15/21 (a)	3,265,000	3,134,400
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	2,495,000	2,320,350
5.75% 10/1/25 (a)	1,015,000	956,638
7.625% 4/15/21 (a)	185,000	188,700
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	2,860,000	2,838,550
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	1,265,000	1,318,763
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (b)	7,115,000	7,070,531
5.625% 3/1/25	9,925,000	9,676,875
5.75% 5/15/24	7,460,000	7,217,550
6.25% 3/15/22	1,075,000	1,088,438
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20 (a)	1,595,000	1,595,000
6.375% 4/1/23 (a)	1,330,000	1,349,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	2,120,000	2,056,400
5% 1/15/18	4,920,000	4,947,650
5.25% 5/1/23	500,000	480,000
6.75% 3/15/24 (a)	1,875,000	1,907,813
6.875% 2/1/21	940,000	961,150
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	510,000	520,200
5.875% 10/1/20	545,000	557,263
6.125% 10/15/21	575,000	587,938
6.25% 10/15/22	1,010,000	1,035,250
The Williams Companies, Inc.:
3.7% 1/15/23	1,385,000	1,163,109
4.55% 6/24/24	1,850,000	1,600,250
WPX Energy, Inc. 7.5% 8/1/20	2,025,000	1,928,813

TOTAL ENERGY		69,228,458

Food & Drug Retail - 0.3%
Tesco PLC 6.15% 11/15/37 (a)	2,560,000	2,417,341
Food/Beverage/Tobacco - 6.1%
Darling International, Inc. 5.375% 1/15/22	1,492,000	1,555,410
ESAL GmbH 6.25% 2/5/23 (a)	15,945,000	14,704,479
JBS Investments GmbH:
7.25% 4/3/24 (a)	1,580,000	1,530,625
7.75% 10/28/20 (a)	3,020,000	3,103,050
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	2,050,000	1,886,000
5.875% 7/15/24 (a)	4,470,000	4,157,100
7.25% 6/1/21 (a)	965,000	989,125
7.25% 6/1/21 (a)	2,100,000	2,152,500
8.25% 2/1/20 (a)	3,860,000	4,024,050
Minerva Luxembourg SA 7.75% 1/31/23 (a)	4,526,000	4,599,548
Vector Group Ltd. 7.75% 2/15/21	7,675,000	8,077,938

TOTAL FOOD/BEVERAGE/TOBACCO		46,779,825

Gaming - 5.5%
GLP Capital LP/GLP Financing II, Inc.:
4.375% 4/15/21	1,060,000	1,083,850
5.375% 4/15/26	330,000	344,025
MCE Finance Ltd. 5% 2/15/21 (a)	11,290,000	10,892,671
Scientific Games Corp. 7% 1/1/22 (a)	11,905,000	12,135,659
Wynn Macau Ltd. 5.25% 10/15/21 (a)	18,280,000	17,503,100

TOTAL GAMING		41,959,305

Healthcare - 2.6%
Centene Corp.:
5.625% 2/15/21 (a)	1,045,000	1,099,863
6.125% 2/15/24 (a)	575,000	606,625
Community Health Systems, Inc. 5.125% 8/1/21	7,785,000	7,807,654
HCA Holdings, Inc.:
5% 3/15/24	1,385,000	1,433,475
5.25% 6/15/26	3,115,000	3,235,706
HealthSouth Corp. 5.125% 3/15/23	355,000	355,888
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% 4/15/20 (a)	285,000	273,600
5.5% 4/15/25 (a)	270,000	243,675
Molina Healthcare, Inc. 5.375% 11/15/22 (a)	825,000	851,813
MPT Operating Partnership LP/MPT Finance Corp. 6.375% 3/1/24	695,000	740,175
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	2,570,000	2,595,700
Tenet Healthcare Corp. 6% 10/1/20	775,000	821,500

TOTAL HEALTHCARE		20,065,674

Homebuilders/Real Estate - 1.6%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (a)	10,000	9,260
CBRE Group, Inc. 5% 3/15/23	3,805,000	3,925,443
Howard Hughes Corp. 6.875% 10/1/21 (a)	1,505,000	1,523,813
Meritage Homes Corp. 6% 6/1/25	1,365,000	1,392,300
PulteGroup, Inc. 4.25% 3/1/21	1,460,000	1,485,550
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (a)	615,000	613,463
TRI Pointe Homes, Inc.:
4.375% 6/15/19	3,360,000	3,368,400
5.875% 6/15/24	345,000	346,725

TOTAL HOMEBUILDERS/REAL ESTATE		12,664,954

Leisure - 0.2%
Speedway Motorsports, Inc. 5.125% 2/1/23	1,395,000	1,436,850
Metals/Mining - 0.8%
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (a)	260,000	265,200
FMG Resources (August 2006) Pty Ltd. 9.75% 3/1/22 (a)	370,000	388,981
Lundin Mining Corp. 7.5% 11/1/20 (a)	1,595,000	1,610,950
New Gold, Inc. 6.25% 11/15/22 (a)	4,130,000	3,799,600

TOTAL METALS/MINING		6,064,731

Publishing/Printing - 0.6%
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	4,025,000	3,763,375
7% 2/15/22	1,180,000	1,153,450

TOTAL PUBLISHING/PRINTING		4,916,825

Services - 4.3%
ADT Corp.:
4.125% 4/15/19	2,820,000	3,024,450
5.25% 3/15/20	1,905,000	1,981,200
APX Group, Inc. 6.375% 12/1/19	18,455,000	18,454,987
United Rentals North America, Inc.:
4.625% 7/15/23	5,282,000	5,262,193
5.5% 7/15/25	2,020,000	2,008,817
5.875% 9/15/26 (c)	1,405,000	1,405,000
Western Digital Corp. 10.5% 4/1/24 (a)	950,000	923,875

TOTAL SERVICES		33,060,522

Steel - 2.5%
Evraz, Inc. NA Canada 7.5% 11/15/19 (a)	1,020,000	933,300
Steel Dynamics, Inc.:
5.125% 10/1/21	11,445,000	11,702,513
5.25% 4/15/23	1,045,000	1,060,675
5.5% 10/1/24	575,000	584,344
6.125% 8/15/19	4,845,000	5,020,631

TOTAL STEEL		19,301,463

Super Retail - 0.2%
L Brands, Inc. 6.875% 11/1/35	870,000	957,000
Sally Holdings LLC 5.625% 12/1/25	700,000	747,250

TOTAL SUPER RETAIL		1,704,250

Technology - 5.3%
Brocade Communications Systems, Inc. 4.625% 1/15/23	3,320,000	3,203,800
Lucent Technologies, Inc.:
6.45% 3/15/29	5,325,000	5,697,750
6.5% 1/15/28	485,000	506,825
Micron Technology, Inc.:
5.25% 8/1/23 (a)	2,815,000	2,274,548
5.25% 1/15/24 (a)	1,085,000	870,713
5.5% 2/1/25	615,000	498,150
5.625% 1/15/26 (a)	5,625,000	4,443,750
5.875% 2/15/22	2,300,000	2,029,750
7.5% 9/15/23 (a)	780,000	807,300
Nuance Communications, Inc. 5.375% 8/15/20 (a)	5,360,000	5,480,600
NXP BV/NXP Funding LLC 4.625% 6/15/22 (a)	1,560,000	1,618,500
Qorvo, Inc.:
6.75% 12/1/23 (a)	5,730,000	5,887,575
7% 12/1/25 (a)	2,986,000	3,060,650
Rackspace Hosting, Inc. 6.5% 1/15/24 (a)	1,960,000	1,937,950
Sensata Technologies BV 5% 10/1/25 (a)	1,170,000	1,175,850
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	1,220,000	1,302,350

TOTAL TECHNOLOGY		40,796,061

Telecommunications - 12.3%
Altice Financing SA:
6.5% 1/15/22 (a)	3,575,000	3,610,750
6.625% 2/15/23 (a)	4,860,000	4,805,568
7.5% 5/15/26 (a)(c)	6,400,000	6,429,760
7.875% 12/15/19 (a)	2,280,000	2,375,076
Columbus International, Inc. 7.375% 3/30/21 (a)	6,964,000	7,397,161
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	5,750,000	5,196,563
Frontier Communications Corp. 6.25% 9/15/21	1,405,000	1,306,650
Millicom International Cellular SA 6% 3/15/25 (a)	5,735,000	5,491,263
Neptune Finco Corp. 6.625% 10/15/25 (a)	2,920,000	3,139,000
Sable International Finance Ltd. 6.875% 8/1/22 (a)	4,490,000	4,607,863
Sprint Communications, Inc.:
7% 3/1/20 (a)	11,560,000	11,863,450
9% 11/15/18 (a)	8,405,000	8,888,288
T-Mobile U.S.A., Inc.:
6% 3/1/23	3,765,000	3,953,250
6% 4/15/24	1,350,000	1,412,438
6.375% 3/1/25	6,210,000	6,520,500
6.464% 4/28/19	6,045,000	6,165,900
6.5% 1/15/24	2,535,000	2,699,775
6.5% 1/15/26	1,175,000	1,245,500
6.625% 4/1/23	1,755,000	1,875,656
Telecom Italia Capital SA 6% 9/30/34	1,340,000	1,323,250
Telecom Italia SpA 5.303% 5/30/24 (a)	650,000	679,413
Wind Acquisition Finance SA 4.75% 7/15/20 (a)	4,070,000	3,884,815

TOTAL TELECOMMUNICATIONS		94,871,889

Transportation Ex Air/Rail - 0.4%
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (a)	6,670,000	2,684,675
Utilities - 5.1%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	7,560,000	8,012,768
DPL, Inc. 6.75% 10/1/19	945,000	970,988
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	10,588,280	11,276,519
PPL Energy Supply LLC 6.5% 6/1/25	530,000	470,417
RJS Power Holdings LLC 4.625% 7/15/19 (a)	8,155,000	7,584,150
The AES Corp.:
3.6351% 6/1/19 (b)	1,640,000	1,609,250
4.875% 5/15/23	1,770,000	1,743,450
7.375% 7/1/21	6,925,000	7,946,438

TOTAL UTILITIES		39,613,980

TOTAL NONCONVERTIBLE BONDS
(Cost $604,653,138)		601,928,002

Bank Loan Obligations - 4.7%
Aerospace - 0.2%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (b)	1,506,632	1,497,215
Air Transportation - 0.3%
American Airlines, Inc. Tranche B, term loan 3.5% 10/10/21 (b)	2,578,950	2,570,568
Cable/Satellite TV - 0.8%
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (b)	3,782,066	3,771,022
CSC Holdings LLC Tranche B, term loan 5% 10/9/22 (b)	2,080,000	2,086,510

TOTAL CABLE/SATELLITE TV		5,857,532

Containers - 0.2%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	1,593,618	1,589,634
Gaming - 0.6%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	2,780,506	2,791,434
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	1,639,250	1,611,842

TOTAL GAMING		4,403,276

Healthcare - 1.1%
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 3.89% 10/20/18 (b)	1,384,401	1,341,139
Tranche BD 2LN, term loan 4.5% 2/13/19 (b)	7,610,436	7,382,123

TOTAL HEALTHCARE		8,723,262

Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	152,288	146,957
Services - 0.6%
Garda World Security Corp.:
term loan 4.0038% 11/8/20 (b)	3,327,331	3,285,740
Tranche DD, term loan 4.0038% 11/8/20 (b)	851,178	840,538

TOTAL SERVICES		4,126,278

Super Retail - 0.2%
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	1,472,719	1,467,755
Utilities - 0.7%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (b)	4,045,761	3,985,075
Calpine Corp. Tranche B 6LN, term loan 4% 1/1/23 (b)	1,481,288	1,480,369

TOTAL UTILITIES		5,465,444

TOTAL BANK LOAN OBLIGATIONS
(Cost $35,575,749)		35,847,921

Preferred Securities - 10.6%
Banks & Thrifts - 10.3%
BAC Capital Trust XIV 4% (b)(d)	515,000	376,064
Bank of America Corp.:
6.1% (b)(d)	2,835,000	2,857,919
6.25% (b)(d)	10,440,000	10,580,217
6.5% (b)(d)	3,150,000	3,319,850
Barclays Bank PLC 7.625% 11/21/22	10,410,000	11,700,168
Barclays PLC 6.625% (b)(d)	2,490,000	2,299,419
BNP Paribas SA 7.375% (a)(b)(d)	1,795,000	1,798,748
Citigroup, Inc.:
5.875% (b)(d)	3,785,000	3,682,380
5.95% (b)(d)	11,260,000	11,215,653
5.95% (b)(d)	1,070,000	1,048,518
6.125% (b)(d)	2,475,000	2,586,027
6.3% (b)(d)	3,160,000	3,188,683
Credit Agricole SA:
6.625% (a)(b)(d)	5,703,000	5,415,119
7.875% (a)(b)(d)	200,000	193,772
8.125% (a)(b)(d)	1,855,000	1,931,260
Credit Suisse Group AG 6.25% (a)(b)(d)	1,375,000	1,296,698
Goldman Sachs Group, Inc. 5.375% (b)(d)	1,350,000	1,337,912
JPMorgan Chase & Co.:
5.3% (b)(d)	2,685,000	2,756,153
6% (b)(d)	6,400,000	6,639,585
6.1% (b)(d)	985,000	1,018,244
6.75% (b)(d)	1,310,000	1,471,182
Lloyds Banking Group PLC 7.5% (b)(d)	2,535,000	2,531,535

TOTAL BANKS & THRIFTS		79,245,106

Diversified Financial Services - 0.3%
American Express Co. 4.9% (b)(d)	2,535,000	2,297,364
TOTAL PREFERRED SECURITIES
(Cost $81,420,973)		81,542,470
	Shares	Value

Money Market Funds - 6.2%
Fidelity Cash Central Fund, 0.38% (e)
(Cost $48,051,711)	48,051,711	48,051,711
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $769,701,571)		767,370,104
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,361,669
NET ASSETS - 100%		$769,731,773

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $306,924,935 or 39.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$86,091

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$601,928,002	$--	$601,928,002	$--
Bank Loan Obligations	35,847,921	--	35,847,921	--
Preferred Securities	81,542,470	--	81,542,470	--
Money Market Funds	48,051,711	48,051,711	--	--
Total Investments in Securities:	$767,370,104	$48,051,711	$719,318,393	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	75.9%
Cayman Islands	4.3%
Luxembourg	4.2%
United Kingdom	3.0%
Canada	2.7%
Austria	2.5%
Bermuda	1.8%
Ireland	1.7%
France	1.2%
Barbados	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $721,649,860)	$719,318,393
Fidelity Central Funds (cost $48,051,711)	48,051,711
Total Investments (cost $769,701,571)		$767,370,104
Cash		432,846
Receivable for investments sold		4,880,536
Receivable for fund shares sold		1,708,973
Dividends receivable		3,275
Interest receivable		9,480,172
Distributions receivable from Fidelity Central Funds		14,326
Prepaid expenses		502
Other receivables		5,401
Total assets		783,896,135
Liabilities
Payable for investments purchased
Regular delivery	$6,521,131
Delayed delivery	5,617,925
Payable for fund shares redeemed	895,859
Distributions payable	557,676
Accrued management fee	353,924
Other affiliated payables	142,130
Other payables and accrued expenses	75,717
Total liabilities		14,164,362
Net Assets		$769,731,773
Net Assets consist of:
Paid in capital		$805,758,192
Distributions in excess of net investment income		(1,170,764)
Accumulated undistributed net realized gain (loss) on investments		(32,524,188)
Net unrealized appreciation (depreciation) on investments		(2,331,467)
Net Assets, for 93,630,695 shares outstanding		$769,731,773
Net Asset Value, offering price and redemption price per share ($769,731,773 ÷ 93,630,695 shares)		$8.22

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2016
Investment Income
Dividends		$3,724,655
Interest		37,023,237
Income from Fidelity Central Funds		86,091
Total income		40,833,983
Expenses
Management fee	$4,046,954
Transfer agent fees	1,691,543
Accounting fees and expenses	274,284
Custodian fees and expenses	9,183
Independent trustees' compensation	3,140
Registration fees	48,780
Audit	85,258
Legal	2,728
Miscellaneous	5,171
Total expenses before reductions	6,167,041
Expense reductions	(4,513)	6,162,528
Net investment income (loss)		34,671,455
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(31,373,324)
Total net realized gain (loss)		(31,373,324)
Change in net unrealized appreciation (depreciation) on investment securities		(12,385,134)
Net gain (loss)		(43,758,458)
Net increase (decrease) in net assets resulting from operations		$(9,087,003)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$34,671,455	$28,075,915
Net realized gain (loss)	(31,373,324)	6,987,569
Change in net unrealized appreciation (depreciation)	(12,385,134)	(14,772,280)
Net increase (decrease) in net assets resulting from operations	(9,087,003)	20,291,204
Distributions to shareholders from net investment income	(34,011,201)	(28,009,244)
Distributions to shareholders from net realized gain	–	(20,450,899)
Total distributions	(34,011,201)	(48,460,143)
Share transactions
Proceeds from sales of shares	399,113,904	164,187,462
Reinvestment of distributions	28,452,979	42,578,086
Cost of shares redeemed	(240,281,822)	(307,452,058)
Net increase (decrease) in net assets resulting from share transactions	187,285,061	(100,686,510)
Redemption fees	131,537	115,872
Total increase (decrease) in net assets	144,318,394	(128,739,577)
Net Assets
Beginning of period	625,413,379	754,152,956
End of period (including distributions in excess of net investment income of $1,170,764 and distributions in excess of net investment income of $1,589,583, respectively)	$769,731,773	$625,413,379
Other Information
Shares
Sold	47,996,455	18,654,126
Issued in reinvestment of distributions	3,451,643	4,822,650
Redeemed	(29,436,492)	(34,581,984)
Net increase (decrease)	22,011,606	(11,105,208)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Focused High Income Fund

Years ended April 30,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.73	$9.12	$9.55	$9.23	$9.42
Income from Investment Operations
Net investment income (loss)A	.396	.390	.444	.489	.538
Net realized and unrealized gain (loss)	(.519)	(.116)	(.102)	.402	.045
Total from investment operations	(.123)	.274	.342	.891	.583
Distributions from net investment income	(.389)	(.388)	(.438)	(.468)	(.544)
Distributions from net realized gain	–	(.278)	(.335)	(.104)	(.230)
Total distributions	(.389)	(.666)	(.773)	(.572)	(.774)
Redemption fees added to paid in capitalA	.002	.002	.001	.001	.001
Net asset value, end of period	$8.22	$8.73	$9.12	$9.55	$9.23
Total ReturnB	(1.30)%	3.20%	3.92%	9.99%	6.65%
Ratios to Average Net AssetsC,D
Expenses before reductions	.85%	.85%	.83%	.81%	.82%
Expenses net of fee waivers, if any	.85%	.85%	.83%	.81%	.82%
Expenses net of all reductions	.85%	.85%	.83%	.81%	.82%
Net investment income (loss)	4.80%	4.40%	4.86%	5.23%	5.92%
Supplemental Data
Net assets, end of period (000 omitted)	$769,732	$625,413	$754,153	$902,605	$941,643
Portfolio turnover rateE	47%	62%	77%	47%	52%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$16,024,959
Gross unrealized depreciation	(17,516,169)
Net unrealized appreciation (depreciation) on securities	$(1,491,210)
Tax Cost	$768,861,314

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(32,463,668)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,491,210)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(18,196,158)
Long-term	(14,267,510)
Total no expiration	(32,463,668)
Total capital loss carryforward	$(32,463,668)

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$34,011,201	$32,703,395
Long-term Capital Gains	–	15,756,748
Total	$34,011,201	$48,460,143

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $476,851,994 and $317,113,403, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,096 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,405.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,108.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Focused High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Actual	.84%	$1,000.00	$1,003.50	$4.18
Hypothetical-C		$1,000.00	$1,020.69	$4.22

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $8,607,860 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FFH-ANN-0616
1.801606.111

Fidelity Advisor® Short Duration High Income Fund - Class I (formerly Institutional Class) Annual Report April 30, 2016 Class I is a class of Fidelity® Short Duration High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Life of fundA
Class I	(2.71)%	0.43%

 A From November 5, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Short Duration High Income Fund - Class I on November 5, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$10,107	Fidelity Advisor® Short Duration High Income Fund - Class I
$10,451	The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds struggled for much of the year ending April 30, 2016, but turned it around beginning in mid-February, rallying alongside equities amid a more favorable environment for risk assets. The net result was a -1.30% return for The BofA Merrill Lynch℠ US High Yield Constrained Index. The broader backdrop was largely supportive, spurred by economic growth, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industries showed relative strength. The energy-heavy high-yield index entered the period on an uptrend, as oil prices rebounded in spring 2015. However, increased volatility among U.S. Treasuries, commodities and stocks – along with a collapse in the price of oil – resulted in a sharp sell-off beginning in June. High yield retreated into early February as oil prices fell to a level not seen since 2004, but better U.S. economic data, among other factors, led to a bottoming in prices and ultimately shifted investor sentiment. The upturn accelerated considerably in March and April – the largest advance in consecutive months since 2009 – as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund's share classes (excluding sales charges, if applicable) trailed the benchmark, The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index. Relative to the benchmark, an overweighting in dry-bulk commodities shipper Navios Maritime was the biggest individual detractor. From a sector perspective, positioning in metals/mining was the primary drag on the fund’s relative return, mainly due to overweighted investments in copper miner First Quantum Minerals and coal producer Peabody Energy. An overweighting in satellite fleet operator Intelsat also worked against the fund’s relative performance. On the plus side, security selection in energy was the biggest contributor, largely fueled by underweighting or avoiding what we considered to be the more speculative exploration & production companies in the group, such as Linn Energy and Energy XXI. Largely avoiding Spain-based engineering and construction firm Abengoa also contributed versus the benchmark. I sold the fund's positions in First Quantum Minerals, Peabody Energy, Intelsat and Linn Energy, and reduced our stake in Navios Maritime. I used the market rally during the second half of the period to reduce risk in the portfolio and increase exposure to what I believed were more-stable areas of the market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Numericable Group SA	3.4	3.2
APX Group, Inc.	3.3	3.1
Sprint Communications, Inc.	3.0	2.0
JC Penney Corp., Inc.	2.8	2.7
T-Mobile U.S.A., Inc.	2.8	2.6
	15.3

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.7	14.5
Energy	9.3	10.4
Healthcare	8.3	5.2
Diversified Financial Services	7.0	5.1
Utilities	6.6	7.1

Quality Diversification (% of fund's net assets)

As of April 30, 2016
AAA,AA,A	1.3%
BBB	4.4%
BB	36.9%
B	42.2%
CCC,CC,C	10.2%
Not Rated	0.6%
Equities	0.3%
Short-Term Investments and Net Other Assets	4.1%

As of October 31, 2015
AAA,AA,A	0.8%
BBB	5.6%
BB	30.6%
B	44.6%
CCC,CC,C	10.9%
Not Rated	3.4%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016 *
Nonconvertible Bonds	82.8%
Convertible Bonds, Preferred Stocks	0.3%
Bank Loan Obligations	11.9%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 22.9%

As of October 31, 2015*
Nonconvertible Bonds	82.6%
Bank Loan Obligations	12.3%
Other Investments	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 27.6%

Investments April 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.8%
	Principal Amount	Value
Air Transportation - 5.5%
Air Canada 7.75% 4/15/21 (a)	$40,000	$41,500
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	75,000	69,656
Allegiant Travel Co. 5.5% 7/15/19	705,000	725,709
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	490,000	481,425
5.5% 10/1/19 (a)	340,000	346,800
U.S. Airways Group, Inc. 6.125% 6/1/18	1,030,000	1,070,067
United Continental Holdings, Inc.:
6% 12/1/20	200,000	210,500
6.375% 6/1/18	500,000	526,750

TOTAL AIR TRANSPORTATION		3,472,407

Automotive - 0.3%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	204,976
Automotive & Auto Parts - 0.2%
ZF North America Capital, Inc. 4% 4/29/20 (a)	150,000	156,750
Banks & Thrifts - 1.1%
Ally Financial, Inc. 4.25% 4/15/21	90,000	91,575
Bank of America Corp.:
2% 1/11/18	150,000	150,700
6% 9/1/17	250,000	264,138
Goldman Sachs Group, Inc. 2.625% 4/25/21	100,000	100,633
JPMorgan Chase & Co. 2.35% 1/28/19	97,000	98,751

TOTAL BANKS & THRIFTS		705,797

Broadcasting - 1.4%
Clear Channel Communications, Inc.:
5.5% 12/15/16	445,000	431,650
6.875% 6/15/18	75,000	42,750
9% 12/15/19	495,000	383,625
10% 1/15/18	65,000	25,675

TOTAL BROADCASTING		883,700

Building Materials - 2.0%
Building Materials Holding Corp. 9% 9/15/18 (a)	95,000	99,750
CEMEX S.A.B. de CV 6.5% 12/10/19 (a)	920,000	969,450
Masco Corp. 3.5% 4/1/21	47,000	47,705
Standard Industries, Inc. 5.125% 2/15/21 (a)	120,000	124,800

TOTAL BUILDING MATERIALS		1,241,705

Cable/Satellite TV - 2.8%
Altice SA 7.75% 5/15/22 (a)	200,000	199,500
Cablevision Systems Corp. 7.75% 4/15/18	250,000	261,875
CSC Holdings LLC 6.75% 11/15/21	885,000	913,209
DISH DBS Corp. 5.125% 5/1/20	225,000	226,688
Time Warner Cable, Inc. 5.85% 5/1/17	200,000	208,558

TOTAL CABLE/SATELLITE TV		1,809,830

Chemicals - 1.3%
LSB Industries, Inc. 7.75% 8/1/19	260,000	249,600
Momentive Performance Materials, Inc. 3.88% 10/24/21	40,000	30,600
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	510,000	516,375

TOTAL CHEMICALS		796,575

Containers - 2.5%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (a)(b)	1,044,950	1,042,751
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.6339% 12/15/19 (a)(b)	150,000	151,481
3.8896% 5/15/21 (a)(b)(c)	200,000	199,000
7% 11/15/20 (a)	167,647	158,426
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (a)	25,000	24,938

TOTAL CONTAINERS		1,576,596

Diversified Financial Services - 6.8%
Discover Financial Services 6.45% 6/12/17	200,000	209,609
FLY Leasing Ltd.:
6.375% 10/15/21	200,000	196,000
6.75% 12/15/20	65,000	65,244
Hyundai Capital America 2.55% 2/6/19 (a)	100,000	100,997
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,130,000	1,121,525
6% 8/1/20	500,000	498,800
ILFC E-Capital Trust I 4.24% 12/21/65 (a)(b)	105,000	86,100
ILFC E-Capital Trust II 4.49% 12/21/65 (a)(b)	145,000	117,450
IntercontinentalExchange, Inc. 2.75% 12/1/20	250,000	257,600
Morgan Stanley 2.125% 4/25/18	150,000	151,361
Navient Corp. 5.875% 3/25/21	175,000	165,375
SLM Corp.:
4.875% 6/17/19	825,000	790,350
5.5% 1/15/19	580,000	575,650

TOTAL DIVERSIFIED FINANCIAL SERVICES		4,336,061

Energy - 8.9%
Antero Resources Finance Corp. 5.375% 11/1/21	60,000	58,050
Citgo Holding, Inc. 10.75% 2/15/20 (a)	245,000	240,406
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	350,000	228,158
Forbes Energy Services Ltd. 9% 6/15/19	345,000	158,700
Forum Energy Technologies, Inc. 6.25% 10/1/21	30,000	27,300
Halcon Resources Corp. 8.625% 2/1/20 (a)	395,000	327,850
Pacific Drilling V Ltd. 7.25% 12/1/17 (a)	85,000	31,503
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	100,000	104,250
Petroleos Mexicanos 3.5% 7/18/18	250,000	252,250
Sabine Pass Liquefaction LLC 5.625% 2/1/21 (b)	930,000	924,188
SM Energy Co. 6.5% 11/15/21	500,000	465,000
Southwestern Energy Co. 7.5% 2/1/18	300,000	294,750
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20 (a)	810,000	810,000
6.25% 4/15/21 (a)	80,000	81,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	142,000	137,740
5% 1/15/18	185,000	186,040
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	255,000	260,100
5.875% 10/1/20	210,000	214,725
6.125% 10/15/21	10,000	10,225
6.25% 10/15/22	65,000	66,625
Western Gas Partners LP 2.6% 8/15/18	200,000	193,625
WPX Energy, Inc. 7.5% 8/1/20	625,000	595,313

TOTAL ENERGY		5,667,798

Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	250,000	161,866
Food/Beverage/Tobacco - 3.1%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	200,000	205,487
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (a)	300,000	311,625
JBS Investments GmbH 7.75% 10/28/20 (a)	900,000	924,750
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 7.25% 6/1/21 (a)	300,000	307,500
Vector Group Ltd. 7.75% 2/15/21	185,000	194,713

TOTAL FOOD/BEVERAGE/TOBACCO		1,944,075

Gaming - 3.4%
GLP Capital LP/GLP Financing II, Inc. 4.375% 4/15/21	60,000	61,350
MCE Finance Ltd. 5% 2/15/21 (a)	600,000	578,884
Wynn Macau Ltd. 5.25% 10/15/21 (a)	1,600,000	1,532,000

TOTAL GAMING		2,172,234

Healthcare - 7.2%
Centene Corp. 5.625% 2/15/21 (a)	65,000	68,413
Community Health Systems, Inc.:
5.125% 8/15/18	200,000	202,500
5.125% 8/1/21	185,000	185,538
7.125% 7/15/20	545,000	526,078
HCA Holdings, Inc. 6.25% 2/15/21	300,000	325,950
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (a)(b)	15,000	14,850
Kindred Healthcare, Inc. 8% 1/15/20	1,040,000	1,035,840
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (a)	25,000	24,000
Tenet Healthcare Corp.:
4.75% 6/1/20	200,000	206,000
5% 3/1/19	720,000	712,800
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	565,000	500,378
6.75% 8/15/18 (a)	540,000	521,100
VPI Escrow Corp. 6.375% 10/15/20 (a)	280,000	253,750

TOTAL HEALTHCARE		4,577,197

Homebuilders/Real Estate - 4.8%
Brandywine Operating Partnership LP 4.95% 4/15/18	150,000	156,847
DDR Corp. 4.75% 4/15/18	150,000	157,368
Essex Portfolio LP 5.5% 3/15/17	250,000	258,422
Lennar Corp. 4.75% 4/1/21	115,000	119,773
Liberty Property LP 6.625% 10/1/17	150,000	160,094
M/I Homes, Inc. 6.75% 1/15/21	120,000	120,000
Mack-Cali Realty LP 2.5% 12/15/17	150,000	150,466
PulteGroup, Inc. 4.25% 3/1/21	90,000	91,575
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (a)	75,000	74,813
William Lyon Homes, Inc. 5.75% 4/15/19	1,835,000	1,779,950

TOTAL HOMEBUILDERS/REAL ESTATE		3,069,308

Insurance - 0.3%
ING U.S., Inc. 2.9% 2/15/18 (b)	200,000	203,426
Metals/Mining - 0.3%
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (a)	15,000	15,300
Freeport-McMoRan, Inc. 2.375% 3/15/18	200,000	191,000
Lundin Mining Corp. 7.5% 11/1/20 (a)	5,000	5,050

TOTAL METALS/MINING		211,350

Paper - 0.6%
Mercer International, Inc. 7% 12/1/19	300,000	303,000
Xerium Technologies, Inc. 8.875% 6/15/18	85,000	75,013

TOTAL PAPER		378,013

Publishing/Printing - 1.2%
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	625,000	628,125
R.R. Donnelley & Sons Co. 7.875% 3/15/21	120,000	124,200

TOTAL PUBLISHING/PRINTING		752,325

Restaurants - 0.5%
Landry's Acquisition Co. 9.375% 5/1/20 (a)	300,000	315,375
Services - 4.7%
ADT Corp. 5.25% 3/15/20	150,000	156,000
APX Group, Inc.:
6.375% 12/1/19	1,875,000	1,875,000
8.75% 12/1/20	230,000	215,625
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (a)	590,000	517,725
Hertz Corp. 6.75% 4/15/19	200,000	203,546

TOTAL SERVICES		2,967,896

Steel - 0.8%
Steel Dynamics, Inc. 5.125% 10/1/21	495,000	506,138
Super Retail - 2.5%
JC Penney Corp., Inc.:
5.65% 6/1/20	544,000	514,080
5.75% 2/15/18	650,000	659,750
8.125% 10/1/19	385,000	396,550

TOTAL SUPER RETAIL		1,570,380

Technology - 0.2%
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	70,000	70,175
13.375% 10/15/19	60,000	60,000

TOTAL TECHNOLOGY		130,175

Telecommunications - 14.5%
Columbus International, Inc. 7.375% 3/30/21 (a)	1,200,000	1,274,640
Digicel Group Ltd. 8.25% 9/30/20 (a)	500,000	456,250
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	300,000	271,125
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	45,000	42,525
Frontier Communications Corp. 6.25% 9/15/21	85,000	79,050
MetroPCS Wireless, Inc. 6.625% 11/15/20	130,000	134,550
Numericable Group SA 4.875% 5/15/19 (a)	2,045,000	2,120,662
Sprint Communications, Inc.:
7% 3/1/20 (a)	1,480,000	1,518,850
8.375% 8/15/17	200,000	204,000
9% 11/15/18 (a)	200,000	211,500
T-Mobile U.S.A., Inc.:
6.464% 4/28/19	1,275,000	1,300,500
6.542% 4/28/20	465,000	479,531
Verizon Communications, Inc. 3.65% 9/14/18	250,000	263,272
Wind Acquisition Finance SA 4.75% 7/15/20 (a)	870,000	830,415

TOTAL TELECOMMUNICATIONS		9,186,870

Transportation Ex Air/Rail - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	140,000	115,150
Navios Maritime Holdings, Inc. 8.125% 2/15/19	360,000	122,400

TOTAL TRANSPORTATION EX AIR/RAIL		237,550

Utilities - 5.2%
DCP Midstream Operating LP 2.5% 12/1/17	100,000	96,750
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	55,000	58,294
DPL, Inc. 6.75% 10/1/19	750,000	770,625
Dynegy, Inc. 6.75% 11/1/19	1,065,000	1,074,053
RJS Power Holdings LLC 4.625% 7/15/19 (a)	1,265,000	1,176,450
The AES Corp.:
3.6351% 6/1/19 (b)	70,000	68,688
7.375% 7/1/21	30,000	34,425

TOTAL UTILITIES		3,279,285

TOTAL NONCONVERTIBLE BONDS
(Cost $53,577,653)		52,515,658
	Shares	Value

Common Stocks - 0.0%
Energy - 0.0%
Southwestern Energy Co. (d)
(Cost $3,866)	552	7,413

Convertible Preferred Stocks - 0.3%
Energy - 0.3%
Southwestern Energy Co. Series B 6.25%
(Cost $107,831)	6,300	199,647
	Principal Amount	Value

Bank Loan Obligations - 11.9%
Aerospace - 0.3%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (b)	192,081	190,881
Air Transportation - 0.3%
American Airlines, Inc. Tranche B, term loan 3.5% 10/10/21 (b)	163,350	162,819
Broadcasting - 0.6%
Clear Channel Communications, Inc. Tranche D, term loan 7.1852% 1/30/19 (b)	335,000	249,763
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	99,210	99,050

TOTAL BROADCASTING		348,813

Building Materials - 0.6%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (b)	132,300	126,126
Tranche 2LN, term loan 7.75% 4/1/22 (b)	25,000	22,688
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	233,825	224,472

TOTAL BUILDING MATERIALS		373,286

Cable/Satellite TV - 0.6%
CSC Holdings LLC Tranche B, term loan 2.9352% 4/17/20 (b)	74,038	73,884
Numericable LLC:
Tranche B 6LN, term loan 4.75% 2/10/23 (b)	289,275	289,379
Tranche B, term loan 5% 1/15/24 (b)	35,000	35,124

TOTAL CABLE/SATELLITE TV		398,387

Capital Goods - 0.2%
Rexnord LLC Tranche B, term loan 4% 8/21/20 (b)	147,977	146,867
Containers - 0.7%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	238,342	237,746
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (b)	184,722	182,875

TOTAL CONTAINERS		420,621

Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	100,000	86,000
Tranche B 1LN, term loan 4.75% 9/11/21 (b)	24,750	23,513

TOTAL DIVERSIFIED FINANCIAL SERVICES		109,513

Energy - 0.1%
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	94,708	81,449
Food & Drug Retail - 0.4%
Petco Holdings, Inc. Tranche B 1LN, term loan 5.75% 1/26/23 (b)	274,313	275,838
Gaming - 1.2%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	254,050	255,048
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	97,259	91,606
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	231,890	206,382
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	237,000	233,037

TOTAL GAMING		786,073

Healthcare - 1.1%
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 3.89% 10/20/18 (b)	159,019	154,050
Tranche BD 2LN, term loan 4.5% 2/13/19 (b)	405,494	393,329
Vizient, Inc. Tranche B, term loan 6.25% 2/11/23 (b)	160,000	161,400

TOTAL HEALTHCARE		708,779

Homebuilders/Real Estate - 0.1%
MGM Growth Properties Operating Partner LP Tranche B, term loan 4% 4/25/23 (b)	45,000	45,234
Leisure - 0.1%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	44,586	43,025
Publishing/Printing - 0.7%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	459,085	446,841
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	68,425	67,626
Garda World Security Corp.:
term loan 4.0038% 11/8/20 (b)	313,681	309,760
Tranche DD, term loan 4.0038% 11/8/20 (b)	80,244	79,241
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	274,881	254,724
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	68,600	63,112

TOTAL SERVICES		774,463

Super Retail - 0.9%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (b)	216,224	216,562
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	382,010	380,723

TOTAL SUPER RETAIL		597,285

Technology - 1.0%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	283,575	281,803
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	144,273	138,322
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (b)	49,947	50,529
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	137,894	134,963

TOTAL TECHNOLOGY		605,617

Telecommunications - 0.2%
GTT Communications, Inc. Tranche B, term loan 6.25% 10/22/22 (b)	129,675	128,702
LTS Buyer LLC Tranche B 1LN, term loan 4% 4/11/20 (b)	24,809	24,722

TOTAL TELECOMMUNICATIONS		153,424

Utilities - 1.4%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (b)	261,320	257,400
Calpine Corp. Tranche B 6LN, term loan 4% 1/1/23 (b)	169,575	169,470
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	310,000	292,950
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	148,477	141,053

TOTAL UTILITIES		860,873

TOTAL BANK LOAN OBLIGATIONS
(Cost $7,640,035)		7,530,088

Bank Notes - 0.4%
Regions Bank 7.5% 5/15/18
(Cost $273,901)	250,000	274,745

Preferred Securities - 0.5%
Banks & Thrifts - 0.5%
Citigroup, Inc.:
5.95% (b)(e)	$100,000	$99,606
5.95% (b)(e)	10,000	9,799
Royal Bank of Scotland Group PLC 7.5% (b)(e)	200,000	187,804
Wells Fargo & Co. 5.875% (b)(e)	20,000	21,806

TOTAL BANKS & THRIFTS		319,015

Diversified Financial Services - 0.0%
American Express Co. 4.9% (b)(e)	30,000	27,188
TOTAL PREFERRED SECURITIES
(Cost $358,401)		346,203
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.38% (f)
(Cost $1,535,566)	1,535,566	1,535,566
TOTAL INVESTMENT PORTFOLIO - 98.3%
(Cost $63,497,253)		62,409,320
NET OTHER ASSETS (LIABILITIES) - 1.7%		1,053,452
NET ASSETS - 100%		$63,462,772

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,150,979 or 33.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Non-income producing

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,849

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$207,060	$207,060	$--	$--
Corporate Bonds	52,515,658	--	52,515,658	--
Bank Loan Obligations	7,530,088	--	7,530,088	--
Bank Notes	274,745	--	274,745	--
Preferred Securities	346,203	--	346,203	--
Money Market Funds	1,535,566	1,535,566	--	--
Total Investments in Securities:	$62,409,320	$1,742,626	$60,666,694	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.1%
Luxembourg	3.4%
France	3.4%
Cayman Islands	3.3%
Canada	2.4%
Barbados	2.0%
Mexico	1.9%
Austria	1.5%
Australia	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $61,961,687)	$60,873,754
Fidelity Central Funds (cost $1,535,566)	1,535,566
Total Investments (cost $63,497,253)		$62,409,320
Cash		244
Receivable for investments sold		497,852
Receivable for fund shares sold		50,353
Interest receivable		889,110
Distributions receivable from Fidelity Central Funds		1,187
Prepaid expenses		53
Receivable from investment adviser for expense reductions		9,328
Other receivables		10
Total assets		63,857,457
Liabilities
Payable for investments purchased
Regular delivery	$30,563
Delayed delivery	199,000
Payable for fund shares redeemed	39,592
Distributions payable	25,006
Accrued management fee	29,657
Distribution and service plan fees payable	5,794
Other affiliated payables	8,131
Other payables and accrued expenses	56,942
Total liabilities		394,685
Net Assets		$63,462,772
Net Assets consist of:
Paid in capital		$69,797,229
Undistributed net investment income		85,246
Accumulated undistributed net realized gain (loss) on investments		(5,331,770)
Net unrealized appreciation (depreciation) on investments		(1,087,933)
Net Assets		$63,462,772
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,823,383 ÷ 746,154 shares)		$9.14
Maximum offering price per share (100/96.00 of $9.14)		$9.52
Class T:
Net Asset Value and redemption price per share ($2,425,796 ÷ 265,283 shares)		$9.14
Maximum offering price per share (100/96.00 of $9.14)		$9.52
Class C:
Net Asset Value and offering price per share ($3,827,388 ÷ 418,490 shares)(a)		$9.15
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($47,530,638 ÷ 5,197,317 shares)		$9.15
Class I:
Net Asset Value, offering price and redemption price per share ($2,855,567 ÷ 312,248 shares)		$9.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2016
Investment Income
Dividends		$14,529
Interest		3,506,140
Income from Fidelity Central Funds		7,849
Total income		3,528,518
Expenses
Management fee	$347,071
Transfer agent fees	75,904
Distribution and service plan fees	62,255
Accounting fees and expenses	25,693
Custodian fees and expenses	9,697
Independent trustees' compensation	275
Registration fees	68,425
Audit	70,761
Legal	149
Miscellaneous	540
Total expenses before reductions	660,770
Expense reductions	(103,267)	557,503
Net investment income (loss)		2,971,015
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,941,175)
Total net realized gain (loss)		(3,941,175)
Change in net unrealized appreciation (depreciation) on investment securities		(845,412)
Net gain (loss)		(4,786,587)
Net increase (decrease) in net assets resulting from operations		$(1,815,572)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,971,015	$2,616,400
Net realized gain (loss)	(3,941,175)	(1,395,322)
Change in net unrealized appreciation (depreciation)	(845,412)	(679,199)
Net increase (decrease) in net assets resulting from operations	(1,815,572)	541,879
Distributions to shareholders from net investment income	(2,846,056)	(2,602,102)
Distributions to shareholders from net realized gain	(12,975)	–
Total distributions	(2,859,031)	(2,602,102)
Share transactions - net increase (decrease)	6,284,384	(4,220,658)
Redemption fees	19,692	44,348
Total increase (decrease) in net assets	1,629,473	(6,236,533)
Net Assets
Beginning of period	61,833,299	68,069,832
End of period (including undistributed net investment income of $85,246 and undistributed net investment income of $17,564, respectively)	$63,462,772	$61,833,299

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.429	.358	.132
Net realized and unrealized gain (loss)	(.737)	(.246)	.091
Total from investment operations	(.308)	.112	.223
Distributions from net investment income	(.413)	(.358)	(.124)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.415)	(.358)	(.124)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.14	$9.86	$10.10
Total ReturnC,D,E	(3.06)%	1.22%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.29%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%H
Net investment income (loss)	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$6,823	$4,398	$3,043
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class T

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.433	.360	.132
Net realized and unrealized gain (loss)	(.741)	(.247)	.091
Total from investment operations	(.308)	.113	.223
Distributions from net investment income	(.413)	(.359)	(.124)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.415)	(.359)	(.124)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.14	$9.86	$10.10
Total ReturnC,D,E	(3.06)%	1.23%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.25%	1.31%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%H
Net investment income (loss)	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,426	$2,930	$2,946
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.360	.285	.096
Net realized and unrealized gain (loss)	(.728)	(.247)	.090
Total from investment operations	(.368)	.038	.186
Distributions from net investment income	(.343)	(.284)	(.087)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.345)	(.284)	(.087)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D,E	(3.68)%	.47%	1.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.00%	2.08%	2.37%H
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%H
Expenses net of all reductions	1.80%	1.80%	1.80%H
Net investment income (loss)	3.90%	2.88%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,827	$3,465	$3,114
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.455	.385	.142
Net realized and unrealized gain (loss)	(.730)	(.248)	.093
Total from investment operations	(.275)	.137	.235
Distributions from net investment income	(.436)	(.383)	(.136)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.438)	(.383)	(.136)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	1.00%	1.24%G
Expenses net of fee waivers, if any	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%G
Net investment income (loss)	4.90%	3.88%	2.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$47,531	$45,109	$54,547
Portfolio turnover rateH	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.460	.383	.143
Net realized and unrealized gain (loss)	(.735)	(.246)	.091
Total from investment operations	(.275)	.137	.234
Distributions from net investment income	(.436)	(.383)	(.135)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.438)	(.383)	(.135)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.04%	1.34%G
Expenses net of fee waivers, if any	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%G
Net investment income (loss)	4.90%	3.88%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,856	$5,932	$4,419
Portfolio turnover rateH	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Short Duration High Income and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, bank notes and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$954,473
Gross unrealized depreciation	(1,967,633)
Net unrealized appreciation (depreciation) on securities	$(1,013,160)
Tax Cost	$63,422,480

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(5,270,181)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,013,160)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(3,407,494)
Long-term	(1,862,687)
Total capital loss carryforward	$(5,270,181)

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$ 2,859,031	$ 2,602,102

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $39,034,141 and $32,709,668, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$14,619	$14,619
Class T	-%	.25%	6,361	6,361
Class C	.75%	.25%	41,275	41,275
			$62,255	$62,255

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,080
Class T	740
Class C(a)	301
$3,121

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$8,479.15
Class T	4,072.16
Class C	6,816.17
Short Duration High Income	51,015.11
Class I	5,522.15
	$ 75,904

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$10,957
Class T	1.05%	5,114
Class C	1.80%	8,293
Short Duration High Income	.80%	71,601
Class I	.80%	6,982
		$102,947

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $267.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2016	Year ended April 30, 2015
From net investment income
Class A	$261,851	$151,548
Class T	113,395	112,975
Class C	153,106	107,591
Short Duration High Income	2,143,928	1,984,086
Class I	173,776	245,902
Total	$2,846,056	$2,602,102
From net realized gain
Class A	$1,377	$–
Class T	600	–
Class C	875	–
Short Duration High Income	9,541	–
Class I	582	–
Total	$12,975	$–

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015
Class A
Shares sold	648,174	299,268	$6,098,106	$2,985,839
Reinvestment of distributions	25,250	14,874	232,560	146,830
Shares redeemed	(373,249)	(169,511)	(3,497,952)	(1,660,441)
Net increase (decrease)	300,175	144,631	$2,832,714	$1,472,228
Class T
Shares sold	132,992	106,602	$1,223,867	$1,059,729
Reinvestment of distributions	11,962	11,282	110,701	111,555
Shares redeemed	(176,831)	(112,433)	(1,640,461)	(1,107,095)
Net increase (decrease)	(31,877)	5,451	$(305,893)	$64,189
Class C
Shares sold	526,097	183,881	$4,814,727	$1,829,692
Reinvestment of distributions	15,870	10,436	145,912	103,054
Shares redeemed	(474,823)	(151,335)	(4,353,191)	(1,485,824)
Net increase (decrease)	67,144	42,982	$607,448	$446,922
Short Duration High Income
Shares sold	3,424,433	3,237,652	$32,122,226	$32,098,500
Reinvestment of distributions	204,798	179,994	1,895,696	1,780,718
Shares redeemed	(3,006,493)	(4,244,145)	(28,043,458)	(41,783,699)
Net increase (decrease)	622,738	(826,499)	$5,974,464	$(7,904,481)
Class I
Shares sold	222,094	500,722	$1,996,917	$4,973,578
Reinvestment of distributions	16,585	21,974	154,263	216,979
Shares redeemed	(528,003)	(358,716)	(4,975,529)	(3,490,073)
Net increase (decrease)	(289,324)	163,980	$(2,824,349)	$1,700,484

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Short Duration High Income Fund as of April 30, 2016, the results of its operations for the year then ended, and the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Class A	1.05%
Actual		$1,000.00	$990.00	$5.20
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class T	1.05%
Actual		$1,000.00	$990.00	$5.20
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class C	1.80%
Actual		$1,000.00	$987.40	$8.89
Hypothetical-C		$1,000.00	$1,015.91	$9.02
Short Duration High Income	.80%
Actual		$1,000.00	$992.30	$3.96
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class I	.80%
Actual		$1,000.00	$992.30	$3.96
Hypothetical-C		$1,000.00	$1,020.89	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $678,450 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

ASDHI-ANN-0616
1.969422.102

Fidelity Advisor® Global High Income Fund - Class A, Class T and Class C Annual Report April 30, 2016 Class A, Class T and Class C are classes of Fidelity® Global High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	(4.62)%	3.29%
Class T (incl. 4.00% sales charge)	(4.63)%	3.27%
Class C (incl. contingent deferred sales charge)	(2.34)%	3.35%

 A From May 11, 2011

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global High Income Fund - Class A on May 11, 2011, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$11,745	Fidelity Advisor® Global High Income Fund - Class A
$12,779	The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds struggled for much of the 12- month period ending April 30, 2016, but rebounded beginning in February amid higher commodity prices, as well as continued economic stimulus and currency tailwinds in many regions. The Fidelity Global High Income Composite IndexSM gained 0.62%. Among regions in the Composite index, Asia performed best, driven by renewed monetary and fiscal stimulus in China, as well as efforts to stabilize the currency. The BofA Merrill LynchSM Asian Dollar High Yield Corporate Constrained Index gained 6.91%. European debt also fared well, as the European Central Bank announced plans in March to expand its debt purchases. The BofA Merrill LynchSM Euro High Yield Constrained Index rose 3.19%. Emerging corporate debt markets benefited from stronger oil prices, more-favorable currency exchange rates, and rising optimism for a new government in Brazil. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified advanced 2.83%. U.S. high-yield bonds fared worst, as weakness prior to the February rally could not be overcome by the end of April. For the period, The BofA Merrill LynchSM US High Yield Constrained Index returned -1.30%.

Comments from Lead Portfolio Manager John Carlson:  For the year, the fund’s share classes (excluding sales charges, if applicable) declined modestly, trailing the Fidelity Global High Income Composite IndexSM. Asset allocation decisions helped fund performance relative to the Composite benchmark, due to an overweighting in the strong-performing Asian debt subportfolio. Security selection detracted from overall relative performance, due to poor picks in the U.S. high-yield debt sleeve. The subportfolio’s underperformance largely was due to its weak-performing investment in distressed issuer TXU, a Texas-based utilities provider. On the positive side, two of the fund’s regional subportfolios – Europe and Asia high yield – contributed in terms of security selection. Underweightings in poor-performing index components Brazil and Spain, coupled with an overweighting in the U.K., lifted the Europe subportfolio’s relative result, as did picks in telecommunications and services. Within the Asia sleeve, successful positioning in India and China contributed, as did security selection in Singapore, as well as picks in basic industry, real estate and retail. The emerging markets debt subportfolio slightly outperformed its benchmark, benefiting from a market rebound early in 2016.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ally Financial, Inc.	1.9	0.3
TXU Corp.	1.7	2.3
Valeant Pharmaceuticals International, Inc.	1.4	1.2
Rite Aid Corp.	1.4	1.5
HCA Holdings, Inc.	1.4	1.3
	7.8

Top Five Countries as of April 30, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	48.0	48.1
Luxembourg	8.4	6.6
Netherlands	5.1	4.5
Cayman Islands	4.1	4.9
United Kingdom	3.2	4.1

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.3	12.3
Energy	11.0	10.9
Banks & Thrifts	10.6	10.4
Healthcare	6.5	5.9
Utilities	6.2	6.9

Quality Diversification (% of fund's net assets)

As of April 30, 2016
BBB	3.4%
BB	34.3%
B	31.6%
CCC,CC,C	16.6%
Not Rated	4.1%
Equities	2.3%
Short-Term Investments and Net Other Assets	7.7%

As of October 31, 2015
AAA,AA,A	0.5%
BBB	4.2%
BB	37.5%
B	29.2%
CCC,CC,C	15.4%
Not Rated	5.2%
Equities	2.2%
Short-Term Investments and Net Other Assets	5.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016*
Corporate Bonds	80.8%
Stocks	2.3%
Preferred Securities	6.9%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	7.7%

 * Foreign investments - 44.3%

As of October 31, 2015*
Corporate Bonds	83.2%
Government Obligations	0.5%
Stocks	2.2%
Preferred Securities	6.4%
Other Investments	1.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

 * Foreign investments - 46.1%

Investments April 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 80.8%
		Principal Amount(a)	Value
Aerospace - 0.1%
Finmeccanica Finance SA 5.25% 1/21/22	EUR	$100,000	$134,918
Air Transportation - 0.4%
Aeropuertos Argentina 2000 SA 10.75% 12/1/20 (Reg. S)		266,000	287,333
Continental Airlines, Inc. 6.125% 4/29/18		55,000	57,750
United Continental Holdings, Inc. 6.375% 6/1/18		45,000	47,408

TOTAL AIR TRANSPORTATION			392,491

Automotive - 0.9%
Fiat Industrial Finance Europe SA 6.25% 3/9/18	EUR	200,000	248,247
Samvardhana Motherson Automotive Systems Group BV 4.125% 7/15/21 (Reg. S)	EUR	200,000	225,614
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	200,000	235,880
Tenedora Nemak SA de CV 5.5% 2/28/23 (b)		300,000	311,625

TOTAL AUTOMOTIVE			1,021,366

Automotive & Auto Parts - 0.5%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		140,000	125,650
Faurecia SA 3.625% 6/15/23 (Reg. S)	EUR	100,000	116,509
Fiat Finance & Trade Ltd. SA 7.375% 7/9/18	EUR	200,000	255,919

TOTAL AUTOMOTIVE & AUTO PARTS			498,078

Banks & Thrifts - 5.3%
Ally Financial, Inc.:
5.75% 11/20/25		445,000	450,563
8% 12/31/18		225,000	246,094
8% 11/1/31		1,195,000	1,430,983
Bank of Ceylon 5.325% 4/16/18 (Reg. S)		200,000	197,000
BBVA Bancomer SA 7.25% 4/22/20 (b)		200,000	220,600
General Motors Acceptance Corp. 8% 11/1/31		257,000	309,685
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (b)		250,000	259,873
GTB Finance BV 6% 11/8/18 (b)		200,000	188,520
Itau Unibanco Holding SA 6.2% 12/21/21 (b)		350,000	364,333
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (b)		400,000	411,048
Royal Bank of Scotland Group PLC:
3.625% 3/25/24 (Reg. S) (c)	EUR	100,000	112,036
5.125% 5/28/24		317,000	310,142
SB Capital SA 5.5% 2/26/24 (b)(c)		200,000	193,000
Turkiye Garanti Bankasi A/S 4.75% 10/17/19 (b)		200,000	205,344
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (b)		200,000	193,578
UniCredit SpA 6.95% 10/31/22 (Reg. S)	EUR	100,000	131,443
UT2 Funding PLC 5.321% 6/30/16 (d)	EUR	50,000	57,470
Zenith Bank PLC 6.25% 4/22/19 (b)		400,000	369,080

TOTAL BANKS & THRIFTS			5,650,792

Broadcasting - 0.6%
AMC Networks, Inc. 4.75% 12/15/22		100,000	100,750
Clear Channel Communications, Inc. 5.5% 12/15/16		185,000	179,450
Ottawa Holdings Pte Ltd. 5.875% 5/16/18 (Reg. S)		200,000	143,000
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		350,000	228,375

TOTAL BROADCASTING			651,575

Building Materials - 2.1%
Alam Synergy Pte. Ltd. 9% 1/29/19 (Reg. S)		200,000	202,500
CEMEX Finance LLC:
5.25% 4/1/21 (Reg. S)	EUR	100,000	118,009
6% 4/1/24 (Reg. S)		250,000	249,063
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	198,000
GCP Applied Technologies, Inc. 9.5% 2/1/23 (b)		70,000	76,650
HD Supply, Inc. 5.75% 4/15/24 (b)		125,000	131,094
HeidelbergCement Finance BV 3.25% 10/21/21 (Reg. S)	EUR	300,000	377,053
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	89,250
Modern Land China Co. Ltd. 13.875% 11/4/18 (Reg. S)		100,000	108,004
Nortek, Inc. 8.5% 4/15/21		120,000	124,800
Pratama Agung Pte. Ltd. 6.25% 2/24/20 (Reg. S)		200,000	202,326
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		300,000	308,250
USG Corp. 5.875% 11/1/21 (b)		50,000	52,625

TOTAL BUILDING MATERIALS			2,237,624

Cable/Satellite TV - 4.5%
Altice SA:
7.625% 2/15/25 (b)		400,000	386,500
7.75% 5/15/22 (b)		235,000	234,413
Altice U.S. Finance SA:
7.75% 7/15/25 (b)		200,000	200,000
7.75% 7/15/25 (b)		200,000	203,000
Cable One, Inc. 5.75% 6/15/22 (b)		55,000	56,513
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.5% 5/1/26 (b)		110,000	112,200
5.75% 1/15/24		615,000	644,981
CCOH Safari LLC 5.75% 2/15/26 (b)		65,000	67,113
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		255,000	240,338
DISH DBS Corp. 5% 3/15/23		670,000	613,050
Lynx II Corp. 6.375% 4/15/23 (b)		200,000	206,000
Myriad International Holding BV 5.5% 7/21/25 (b)		200,000	204,408
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)		210,000	212,625
Telenet Finance VI Luxembourg SCA 4.875% 7/15/27 (Reg. S)	EUR	100,000	116,154
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.5% 1/15/27 (Reg. S)	EUR	100,000	110,211
5.5% 9/15/22 (Reg. S)	EUR	324,000	396,038
5.5% 1/15/23 (b)		200,000	207,250
UPCB Finance VI Ltd. 6.875% 1/15/22 (b)		135,000	142,763
VTR Finance BV 6.875% 1/15/24 (b)		400,000	399,500

TOTAL CABLE/SATELLITE TV			4,753,057

Capital Goods - 0.3%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (b)		180,000	116,100
Zoomlion HK SPV Co. Ltd. 6.125% 12/20/22 (Reg. S)		200,000	169,000

TOTAL CAPITAL GOODS			285,100

Chemicals - 1.4%
Blue Cube Spinco, Inc. 10% 10/15/25 (b)		45,000	51,863
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		160,000	132,800
INEOS Group Holdings SA 5.75% 2/15/19 (Reg. S)	EUR	250,000	293,777
Kerling PLC 10.625% 2/1/17 (Reg. S)	EUR	200,000	229,583
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (b)		10,000	10,000
LSB Industries, Inc. 7.75% 8/1/19		85,000	81,600
Momentive Performance Materials, Inc. 3.88% 10/24/21		80,000	61,200
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)		55,000	0
OCP SA 5.625% 4/25/24 (b)		200,000	209,750
Platform Specialty Products Corp.:
6.5% 2/1/22 (b)		155,000	136,400
10.375% 5/1/21 (b)		25,000	25,000
Tronox Finance LLC 6.375% 8/15/20		100,000	85,063
Yingde Gases Investment Ltd. 7.25% 2/28/20 (Reg. S)		200,000	138,042

TOTAL CHEMICALS			1,455,078

Consumer Products - 0.7%
Central Garden & Pet Co. 6.125% 11/15/23		220,000	231,000
Prestige Brands, Inc.:
5.375% 12/15/21 (b)		195,000	199,388
6.375% 3/1/24 (b)		45,000	47,250
Revlon Consumer Products Corp. 5.75% 2/15/21		260,000	264,225
Spectrum Brands Holdings, Inc. 6.375% 11/15/20		45,000	47,487

TOTAL CONSUMER PRODUCTS			789,350

Containers - 1.8%
Ardagh Finance Holdings SA:
8.375% 6/15/19(Reg S.) pay-in-kind (c)	EUR	208,375	239,990
8.625% 6/15/19 pay-in-kind (b)(c)		227,162	226,684
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
7% 11/15/20 (b)		35,294	33,353
7.25% 5/15/24 (b)(e)		200,000	200,000
Ball Corp.:
3.5% 12/15/20	EUR	100,000	123,093
4.375% 12/15/23	EUR	200,000	249,048
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		155,000	129,619
Crown European Holdings SA 3.375% 5/15/25	EUR	200,000	230,441
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	150,000	202,643
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		285,000	295,688

TOTAL CONTAINERS			1,930,559

Diversified Financial Services - 4.7%
Aircastle Ltd. 5.125% 3/15/21		220,000	232,650
Arrow Global Finance PLC 5.048% 11/1/21 (c)	EUR	200,000	229,468
Boing Group Financing PLC 6.625% 7/15/19 (Reg. S)	EUR	100,000	108,121
Cabot Financial SA (Luxembourg) 5.875% 11/15/21 (Reg. S) (c)	EUR	150,000	169,181
CIT Group, Inc. 5% 8/1/23		215,000	223,600
Comcel Trust 6.875% 2/6/24 (b)		200,000	189,000
Credito Real S.A.B. de CV 7.5% 3/13/19 (b)		200,000	203,250
Garfunkelux Holdco 3 SA 7.5% 8/1/22 (Reg. S)	EUR	200,000	232,445
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/1/22		305,000	290,894
International Lease Finance Corp.:
5.875% 8/15/22		375,000	410,625
8.625% 1/15/22		555,000	671,550
Lock A/S 7% 8/15/21 (Reg. S)	EUR	100,000	121,410
MSCI, Inc. 5.75% 8/15/25 (b)		50,000	53,188
Navient Corp. 5% 10/26/20		54,000	51,570
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)(e)		315,000	326,813
SLM Corp.:
4.875% 6/17/19		30,000	28,740
5.5% 1/25/23		630,000	566,213
6.125% 3/25/24		420,000	376,110
7.25% 1/25/22		10,000	9,850
8% 3/25/20		190,000	199,500
Verisure Holding AB 6% 11/1/22 (Reg. S)	EUR	260,000	319,059

TOTAL DIVERSIFIED FINANCIAL SERVICES			5,013,237

Diversified Media - 0.4%
MDC Partners, Inc. 6.5% 5/1/24 (b)		95,000	98,382
National CineMedia LLC:
6% 4/15/22		300,000	314,250
7.875% 7/15/21		35,000	36,488

TOTAL DIVERSIFIED MEDIA			449,120

Energy - 10.4%
Afren PLC 10.25% 4/8/19 (b)(d)		285,920	715
American Energy-Permian Basin LLC/AEPB Finance Corp.:
7.1186% 8/1/19 (b)(c)		215,000	96,750
7.125% 11/1/20 (b)		140,000	63,000
7.375% 11/1/21 (b)		175,000	78,750
Antero Resources Corp.:
5.125% 12/1/22		420,000	403,200
5.625% 6/1/23 (Reg. S)		80,000	77,600
Areva SA 4.875% 9/23/24	EUR	200,000	196,720
BBVA Colombia SA 4.875% 4/21/25 (b)		150,000	147,600
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		55,000	52,800
Chesapeake Energy Corp. 8% 12/15/22 (b)		245,000	166,600
China Oil & Gas Group Ltd. 5.25% 4/25/18 (Reg. S)		200,000	201,500
Citgo Holding, Inc. 10.75% 2/15/20 (b)		155,000	152,094
Concho Resources, Inc.:
5.5% 10/1/22		55,000	55,481
5.5% 4/1/23		25,000	25,188
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.125% 3/1/22		175,000	159,688
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		110,000	97,350
Diamondback Energy, Inc. 7.625% 10/1/21		135,000	143,944
EDC Finance Ltd. 4.875% 4/17/20 (b)		400,000	388,002
Energy Transfer Equity LP 7.5% 10/15/20		30,000	30,225
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23		95,000	54,625
7.75% 9/1/22		110,000	63,800
9.375% 5/1/20		390,000	254,233
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		250,000	196,250
Forum Energy Technologies, Inc. 6.25% 10/1/21		85,000	77,350
Gaz Capital SA 3.389% 3/20/20 (Reg. S)	EUR	100,000	115,947
Gazprom OAO 3.6% 2/26/21	EUR	200,000	232,802
Gibson Energy, Inc. 6.75% 7/15/21 (b)		370,000	355,200
Greenko Dutch BV 8% 8/1/19 (Reg. S)		200,000	214,000
Gulfmark Offshore, Inc. 6.375% 3/15/22		340,000	154,700
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		320,000	297,600
5.75% 10/1/25 (b)		200,000	188,500
7.625% 4/15/21 (b)		10,000	10,200
Hornbeck Offshore Services, Inc.:
5% 3/1/21		5,000	3,181
5.875% 4/1/20		80,000	51,800
Kosmos Energy Ltd. 7.875% 8/1/21 (b)		200,000	180,000
Laredo Petroleum, Inc.:
5.625% 1/15/22		340,000	312,800
6.25% 3/15/23		105,000	97,913
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 9/15/21		35,000	3,063
7.75% 2/1/21		5,000	425
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	40,163
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		380,000	140,838
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (b)(d)		500,000	75,000
Pan American Energy LLC 7.875% 5/7/21 (b)		300,000	296,160
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23 (b)		130,000	126,750
Petroleos Mexicanos 6.375% 2/4/21 (b)		200,000	215,956
Puma International Financing SA 6.75% 2/1/21 (Reg. S)		200,000	196,520
Range Resources Corp. 4.875% 5/15/25		60,000	55,575
Rice Energy, Inc.:
6.25% 5/1/22		75,000	74,250
7.25% 5/1/23		40,000	40,400
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		125,000	102,500
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (c)		260,000	258,375
5.625% 4/15/23		225,000	220,500
5.625% 3/1/25		45,000	43,875
5.75% 5/15/24		80,000	77,400
SemGroup Corp. 7.5% 6/15/21		370,000	325,600
Sibur Securities Ltd. 3.914% 1/31/18 (b)		250,000	249,688
SM Energy Co.:
5% 1/15/24		40,000	33,300
5.625% 6/1/25		100,000	84,000
6.125% 11/15/22		80,000	72,400
6.5% 11/15/21		15,000	13,950
6.5% 1/1/23		15,000	13,725
Summit Midstream Holdings LLC 7.5% 7/1/21		100,000	90,000
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21 (b)		110,000	111,375
6.375% 4/1/23 (b)		60,000	60,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18		305,000	306,714
6.375% 8/1/22		60,000	60,600
Teine Energy Ltd. 6.875% 9/30/22 (b)		145,000	139,563
TerraForm Power Operating LLC:
5.875% 2/1/23 (b)		145,000	126,513
6.125% 6/15/25 (b)		25,000	21,500
Transocean, Inc.:
6% 3/15/18		130,000	123,500
6.875% 12/15/21		270,000	220,050
Transportadora de Gas del Sur SA 9.625% 5/14/20 (b)		431,097	446,185
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		40,000	38,300
Western Refining, Inc. 6.25% 4/1/21		105,000	97,125
WPX Energy, Inc.:
7.5% 8/1/20		65,000	61,913
8.25% 8/1/23		100,000	94,000
YPF SA:
8.5% 3/23/21 (b)		250,000	261,250
8.5% 7/28/25 (b)		300,000	309,000
Zhaikmunai International BV 7.125% 11/13/19 (b)		400,000	333,080

TOTAL ENERGY			11,060,089

Entertainment/Film - 0.2%
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		170,000	172,550
Environmental - 0.5%
Clean Harbors, Inc. 5.125% 6/1/21		100,000	100,750
Covanta Holding Corp.:
5.875% 3/1/24		110,000	109,175
6.375% 10/1/22		95,000	97,850
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		200,000	192,000

TOTAL ENVIRONMENTAL			499,775

Food & Drug Retail - 1.5%
Rite Aid Corp.:
6.875% 12/15/28 (b)(c)		505,000	587,063
7.7% 2/15/27		681,000	827,415
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)		165,000	147,675

TOTAL FOOD & DRUG RETAIL			1,562,153

Food/Beverage/Tobacco - 2.3%
ESAL GmbH 6.25% 2/5/23 (b)		155,000	142,941
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (b)		220,000	228,525
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		300,000	320,910
JBS Investments GmbH 7.25% 4/3/24 (b)		210,000	203,438
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.75% 6/15/25 (b)		65,000	59,800
Minerva Luxembourg SA 7.75% 1/31/23(b)		800,000	813,000
Post Holdings, Inc.:
6.75% 12/1/21 (b)		190,000	199,145
7.75% 3/15/24 (b)		65,000	70,688
8% 7/15/25 (b)		35,000	38,806
R&R Ice Cream PLC 9.25% 5/15/18 pay-in-kind (Reg. S) (c)	EUR	250,000	289,125
TreeHouse Foods, Inc. 6% 2/15/24 (b)		40,000	42,550

TOTAL FOOD/BEVERAGE/TOBACCO			2,408,928

Gaming - 2.2%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		405,000	352,350
Cirsa Funding Luxembourg SA 8.75% 5/15/18 (Reg. S)	EUR	106,216	122,231
Cleopatra Finance Ltd. 4.75% 2/15/23 (Reg. S)	EUR	200,000	240,174
Eldorado Resorts, Inc. 7% 8/1/23		125,000	130,313
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26		30,000	31,275
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)		130,000	134,875
MGM Mirage, Inc. 8.625% 2/1/19		315,000	358,313
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21		305,000	286,700
Scientific Games Corp. 10% 12/1/22		270,000	223,155
Studio City Finance Ltd. 8.5% 12/1/20 (b)		200,000	200,800
Wynn Macau Ltd. 5.25% 10/15/21 (b)		300,000	287,250

TOTAL GAMING			2,367,436

Healthcare - 5.5%
Acadia Healthcare Co., Inc. 5.625% 2/15/23		45,000	46,013
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		75,000	67,313
Centene Corp.:
5.625% 2/15/21 (b)		80,000	84,200
6.125% 2/15/24 (b)		50,000	52,750
Cerba European Lab SAS 7% 2/1/20 (Reg. S)	EUR	200,000	237,025
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		40,000	40,300
DaVita HealthCare Partners, Inc. 5% 5/1/25		145,000	145,000
Endo Finance LLC 5.375% 1/15/23 (b)		20,000	19,150
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (b)		200,000	196,250
6% 2/1/25 (b)		295,000	281,725
Eurofins Scientific SA 3.375% 1/30/23 (Reg. S)	EUR	200,000	230,966
FMC Finance VII SA 5.25% 2/15/21	EUR	250,000	338,505
HCA Holdings, Inc.:
5% 3/15/24		185,000	191,475
5.875% 3/15/22		274,000	299,345
5.875% 2/15/26		85,000	88,188
6.5% 2/15/20		245,000	271,338
7.5% 2/15/22		180,000	203,850
HealthSouth Corp.:
5.75% 11/1/24		150,000	154,875
5.75% 9/15/25		15,000	15,518
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (b)(c)		45,000	44,550
Molina Healthcare, Inc. 5.375% 11/15/22 (b)		65,000	67,113
Quintiles Transnational Corp. 4.875% 5/15/23 (b)		60,000	61,425
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	150,738
5.5% 2/1/21		120,000	121,200
Team Health, Inc. 7.25% 12/15/23 (b)		120,000	127,425
Tenet Healthcare Corp.:
6.75% 6/15/23		140,000	138,250
8.125% 4/1/22		655,000	679,563
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		280,000	247,975
5.5% 3/1/23 (b)		115,000	97,750
5.625% 12/1/21 (b)		155,000	131,363
5.875% 5/15/23 (b)		520,000	435,500
6.125% 4/15/25 (b)		205,000	171,253
6.75% 8/15/21 (b)		40,000	35,200
7.25% 7/15/22 (b)		25,000	22,063
7.5% 7/15/21 (b)		313,000	286,395
Vizient, Inc. 10.375% 3/1/24 (b)		80,000	86,400

TOTAL HEALTHCARE			5,867,949

Homebuilders/Real Estate - 3.4%
Agile Property Holdings Ltd. 8.875% 4/28/17 (Reg. S)		200,000	200,900
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (b)		405,000	347,288
Beazer Homes U.S.A., Inc. 7.25% 2/1/23		140,000	117,600
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		5,000	4,630
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		5,000	4,500
6.5% 12/15/20 (b)		115,000	112,700
CBRE Group, Inc. 5% 3/15/23		110,000	113,482
Cementos Progreso Trust 7.125% 11/6/23 (b)		200,000	213,000
Future Land Development Holding Ltd. 6.25% 11/12/17 (Reg. S)		200,000	200,003
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		150,000	157,688
KWG Property Holding Ltd. 8.25% 8/5/19 (Reg. S)		200,000	211,500
Lodha Developers International Ltd. 12% 3/13/20 (Reg. S)		200,000	192,740
Powerlong Real Estate Holding Ltd. 7.625% 11/26/18 (Reg. S)		200,000	203,480
Ryland Group, Inc. 5.375% 10/1/22		55,000	56,661
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		30,000	30,225
6.125% 4/1/25 (b)		30,000	30,225
Shimao Property Holdings Ltd. 8.125% 1/22/21 (Reg. S)		200,000	217,005
Times Property Holdings Ltd. 12.625% 3/21/19 (Reg. S)		200,000	221,492
Trillion Chance Ltd. 8.5% 1/10/19		200,000	208,500
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	83,700
William Lyon Homes, Inc. 8.5% 11/15/20		215,000	223,063
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (b)		265,000	243,800
Yuzhou Properties Co. 8.75% 10/4/18 (Reg. S)		200,000	210,941

TOTAL HOMEBUILDERS/REAL ESTATE			3,605,123

Hotels - 0.2%
Choice Hotels International, Inc. 5.75% 7/1/22		45,000	48,375
ESH Hospitality, Inc. 5.25% 5/1/25 (b)		135,000	133,144
FelCor Lodging LP 6% 6/1/25		35,000	36,138

TOTAL HOTELS			217,657

Insurance - 0.5%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		205,000	203,975
Assicurazioni Generali SpA 10.125% 7/10/42 (c)	EUR	100,000	151,126
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		140,000	137,200
HUB International Ltd. 9.25% 2/15/21 (b)		35,000	36,488

TOTAL INSURANCE			528,789

Leisure - 0.1%
24 Hour Holdings III LLC 8% 6/1/22 (b)		100,000	80,250
Metals/Mining - 1.6%
Abja Investment Co. Pte Ltd. 5.95% 7/31/24 (Reg. S)		200,000	189,969
Alpha Natural Resources, Inc. 9.75% 4/15/18 (d)		210,000	1,575
Bluescope Steel Ltd./Bluescope Steel Finance:
6.5% 5/15/21 (b)		25,000	25,500
7.125% 5/1/18 (b)		50,000	51,375
Favor Sea Ltd. 11.75% 2/4/19 (Reg. S)		100,000	77,250
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (b)		400,000	374,000
Nord Gold NV 6.375% 5/7/18 (b)		200,000	207,526
Peabody Energy Corp.:
6.25% 11/15/21 (d)		135,000	14,175
10% 3/15/22 (b)(d)		85,000	8,925
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)		55,000	47,988
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (b)		115,000	112,125
Southern Copper Corp. 7.5% 7/27/35		250,000	268,771
Vedanta Resources PLC 8.25% 6/7/21 (Reg. S)		400,000	318,000
Walter Energy, Inc. 9.5% 10/15/19 (b)(d)		155,000	0

TOTAL METALS/MINING			1,697,179

Paper - 0.4%
Lecta SA 8.875% 5/15/19 (Reg. S)	EUR	150,000	178,628
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	200,000	244,468

TOTAL PAPER			423,096

Publishing/Printing - 0.9%
Cenveo Corp. 6% 8/1/19 (b)		145,000	112,375
Clear Channel International BV 8.75% 12/15/20 (b)		105,000	108,938
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance:
7.875% 5/15/24 (b)		115,000	117,875
9.75% 4/1/21 (c)		285,000	306,913
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		345,000	346,725

TOTAL PUBLISHING/PRINTING			992,826

Restaurants - 0.3%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.625% 1/15/22(b)		70,000	71,750
Landry's Acquisition Co. 9.375% 5/1/20 (b)		105,000	110,381
Landry's Holdings II, Inc. 10.25% 1/1/18 (b)		125,000	125,938

TOTAL RESTAURANTS			308,069

Services - 3.3%
APX Group, Inc.:
6.375% 12/1/19		250,000	250,000
8.75% 12/1/20		1,000,000	937,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 6.375% 4/1/24 (b)		155,000	153,838
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)		95,000	83,363
Everi Payments, Inc. 10% 1/15/22		35,000	29,750
FTI Consulting, Inc. 6% 11/15/22		375,000	394,688
Garda World Security Corp.:
7.25% 11/15/21 (b)		185,000	149,388
7.25% 11/15/21 (b)		100,000	80,750
Hertz Corp. 6.25% 10/15/22		105,000	105,734
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		220,000	147,950
Laureate Education, Inc. 10% 9/1/19 (b)(c)		920,000	832,600
NES Rentals Holdings, Inc. 7.875% 5/1/18 (b)		70,000	66,850
The GEO Group, Inc. 6% 4/15/26		30,000	30,735
TMS International Corp. 7.625% 10/15/21 (b)		55,000	38,500
United Rentals North America, Inc. 5.5% 7/15/25		60,000	59,668
Western Digital Corp. 10.5% 4/1/24 (b)		110,000	106,975

TOTAL SERVICES			3,468,289

Steel - 1.0%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (b)		90,000	84,600
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)		200,000	183,000
JMC Steel Group, Inc. 8.25% 3/15/18 (b)		610,000	585,600
Metinvest BV 10.25% 5/27/16 (b)		77,204	47,094
Steel Capital SA 5.9% 10/17/22 (Reg. S)		200,000	208,700

TOTAL STEEL			1,108,994

Super Retail - 1.0%
InRetail Shopping Malls 6.5% 7/9/21 (b)		200,000	206,000
JC Penney Corp., Inc.:
5.65% 6/1/20		260,000	245,700
5.75% 2/15/18		80,000	81,200
7.4% 4/1/37		85,000	67,575
L Brands, Inc. 6.875% 11/1/35		90,000	99,000
MPM Global Pte Ltd. 6.75% 9/19/19 (Reg. S)		100,000	98,293
Sally Holdings LLC 5.625% 12/1/25		70,000	74,725
Sonic Automotive, Inc.:
5% 5/15/23		40,000	39,800
7% 7/15/22		105,000	110,775

TOTAL SUPER RETAIL			1,023,068

Technology - 3.3%
Activision Blizzard, Inc. 6.125% 9/15/23 (b)		120,000	130,650
BCP Singapore VI Cayman Financing Co. Ltd. 8% 4/15/21 (b)		200,000	160,000
Blue Coat Systems, Inc. 8.375% 6/1/23 (b)		410,000	431,525
BMC Software Finance, Inc. 8.125% 7/15/21 (b)		275,000	203,500
BMC Software, Inc. 7.25% 6/1/18		80,000	71,200
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (b)(c)		350,000	257,250
Brocade Communications Systems, Inc. 4.625% 1/15/23		135,000	130,275
CDW LLC/CDW Finance Corp. 6% 8/15/22		255,000	273,011
Emdeon, Inc. 6% 2/15/21 (b)		70,000	70,700
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		30,000	29,775
Entegris, Inc. 6% 4/1/22 (b)		70,000	72,100
Lucent Technologies, Inc. 6.45% 3/15/29		425,000	454,750
Micron Technology, Inc.:
5.25% 1/15/24 (b)		60,000	48,150
5.5% 2/1/25		85,000	68,850
7.5% 9/15/23 (b)		70,000	72,450
Rackspace Hosting, Inc. 6.5% 1/15/24 (b)		80,000	79,100
Sabre GLBL, Inc. 5.25% 11/15/23 (b)		85,000	86,063
Sensata Technologies BV 4.875% 10/15/23 (b)		120,000	120,900
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		320,000	335,200
STATS ChipPAC Ltd. 8.5% 11/24/20 (Reg. S)		200,000	203,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19		191,000	191,478
13.375% 10/15/19		50,000	50,000

TOTAL TECHNOLOGY			3,539,927

Telecommunications - 11.4%
Altice Financing SA:
6.625% 2/15/23 (b)		200,000	197,760
7.5% 5/15/26 (b)(e)		200,000	200,930
Altice Finco SA 8.125% 1/15/24 (b)		200,000	195,000
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (b)		200,000	211,600
8.625% 5/6/19 (Reg. S)		200,000	211,600
Broadview Networks Holdings, Inc. 10.5% 11/15/17		187,500	165,000
Digicel Group Ltd.:
6% 4/15/21 (Reg. S)		200,000	183,000
8.25% 9/30/20 (b)		675,000	615,938
DigitalGlobe, Inc. 5.25% 2/1/21 (b)		130,000	117,488
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		245,000	231,525
Frontier Communications Corp.:
8.875% 9/15/20 (b)		40,000	42,350
10.5% 9/15/22 (b)		70,000	72,021
GCI, Inc. 6.875% 4/15/25		85,000	85,850
GCX Ltd. 7% 8/1/19 (Reg. S)		200,000	188,998
Globo Comunicacao e Participacoes SA:
4.875% 4/11/22 (Reg. S)		250,000	247,813
5.307% 5/11/22 (Reg. S) (f)		200,000	202,500
GTH Finance BV:
6.25% 4/26/20 (b)		200,000	199,750
7.25% 4/26/23 (b)		200,000	200,126
Intelsat Jackson Holdings SA:
5.5% 8/1/23		165,000	104,259
8% 2/15/24 (b)		570,000	589,950
Intelsat Luxembourg SA 8.125% 6/1/23		285,000	93,338
Millicom International Cellular SA 6.625% 10/15/21 (b)		200,000	202,500
MTS International Funding Ltd. 5% 5/30/23 (b)		350,000	349,563
Neptune Finco Corp.:
6.625% 10/15/25 (b)		200,000	215,000
10.125% 1/15/23 (b)		350,000	384,125
10.875% 10/15/25 (b)		200,000	222,500
Numericable Group SA:
6% 5/15/22 (b)		405,000	405,527
7.375% 5/1/26 (b)		255,000	260,100
Play Topco SA 7.75% 2/28/20 (Reg. S) (c)	EUR	200,000	233,590
Sable International Finance Ltd. 6.875% 8/1/22 (b)		600,000	615,750
SBA Communications Corp. 4.875% 7/15/22		305,000	307,098
Sprint Capital Corp.:
6.875% 11/15/28		205,000	152,213
6.9% 5/1/19		615,000	562,725
8.75% 3/15/32		175,000	139,125
Sprint Corp.:
7.125% 6/15/24		370,000	277,500
7.875% 9/15/23		545,000	425,100
T-Mobile U.S.A., Inc.:
6% 4/15/24		120,000	125,550
6.25% 4/1/21		180,000	187,650
6.5% 1/15/26		120,000	127,200
6.625% 4/1/23		325,000	347,344
6.731% 4/28/22		205,000	215,763
6.836% 4/28/23		285,000	303,881
TBG Global Pte. Ltd.:
4.625% 4/3/18 (b)		200,000	202,260
5.25% 2/10/22 (Reg. S)		200,000	196,427
Telecom Italia SpA 4.875% 9/25/20 (Reg. S)	EUR	100,000	132,360
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		200,000	197,000
Telenet Finance Luxembourg S.C.A. 6.25% 8/15/22 (Reg. S)	EUR	100,000	123,677
UPCB Finance IV Ltd. 4% 1/15/27 (Reg. S)	EUR	200,000	223,857
Wind Acquisition Finance SA:
4% 7/15/20 (Reg S.)	EUR	350,000	391,249
4.75% 7/15/20 (b)		270,000	257,715

TOTAL TELECOMMUNICATIONS			12,141,145

Textiles/Apparel - 0.4%
Golden Legacy Pte Ltd. 9% 4/24/19 (Reg. S)		200,000	202,000
Novalis Sas 3% 4/30/22 (Reg. S)	EUR	200,000	232,205

TOTAL TEXTILES/APPAREL			434,205

Transportation Ex Air/Rail - 0.6%
eHi Car Service Co. Ltd. 7.5% 12/8/18 (Reg. S)		200,000	202,504
Global Ports Finance PLC 6.872% 1/25/22 (b)		200,000	199,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		155,000	127,488
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		58,000	62,785
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21 (d)		155,000	30,225

TOTAL TRANSPORTATION EX AIR/RAIL			622,502

Utilities - 6.1%
Calpine Corp. 7.875% 1/15/23 (b)		170,000	181,475
Dynegy, Inc.:
6.75% 11/1/19		125,000	126,063
7.375% 11/1/22		160,000	158,045
7.625% 11/1/24		220,000	215,050
Enel SpA 5% 1/15/75 (c)	EUR	300,000	363,697
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (b)(d)		757,722	810,763
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		60,000	49,200
7% 6/15/23		85,000	71,453
InterGen NV 7% 6/30/23 (b)		610,000	420,900
Listrindo Capital BV 6.95% 2/21/19 (b)		200,000	207,750
Majapahit Holding BV 7.875% 6/29/37 (Reg. S)		200,000	242,500
NRG Energy, Inc. 6.625% 3/15/23		345,000	338,963
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		336,093	357,939
Petrobras Global Finance BV 4.75% 1/14/25	EUR	400,000	354,053
Petrobras International Finance Co. Ltd. 5.375% 1/27/21		300,000	266,625
PPL Energy Supply LLC 6.5% 6/1/25		65,000	57,693
RJS Power Holdings LLC 4.625% 7/15/19 (b)		410,000	381,300
TXU Corp.:
5.55% 11/15/14 (d)		1,361,000	884,650
6.5% 11/15/24 (d)		475,000	308,750
6.55% 11/15/34 (d)		1,000,000	650,000

TOTAL UTILITIES			6,446,869

TOTAL NONCONVERTIBLE BONDS
(Cost $89,679,326)			85,839,213
		Shares	Value

Common Stocks - 1.9%
Automotive & Auto Parts - 0.5%
Chassix Holdings, Inc.		3,510	110,565
General Motors Co.		5,768	183,422
Trinseo SA (g)		5,300	226,787

TOTAL AUTOMOTIVE & AUTO PARTS			520,774

Broadcasting - 0.0%
Cumulus Media, Inc. Class A (g)		83,000	30,843
Chemicals - 0.2%
LyondellBasell Industries NV Class A		2,500	206,675
Energy - 0.1%
Ovation Acquisition I LLC (h)		60,306	603
The Williams Companies, Inc.		1,900	36,841

TOTAL ENERGY			37,444

Healthcare - 0.5%
Allergan PLC (g)		900	194,904
HCA Holdings, Inc. (g)		3,300	266,046
Legend Acquisition, Inc. (g)		2,128	28,728
Legend Acquisition, Inc.:
Class A warrants (g)		2,195	0
Class B warrants (g)		2,894	0

TOTAL HEALTHCARE			489,678

Hotels - 0.2%
Extended Stay America, Inc. unit		15,000	234,750
Metals/Mining - 0.0%
Warrior Met Coal LLC Class A(h)		81	20,992
Services - 0.3%
ARAMARK Holdings Corp.		5,800	194,358
United Rentals, Inc. (g)		1,800	120,474
WP Rocket Holdings, Inc. (g)(h)		356,213	21,373

TOTAL SERVICES			336,205

Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (g)		12,187	17,671
Utilities - 0.1%
NRG Yield, Inc. Class C		7,000	113,260
TOTAL COMMON STOCKS
(Cost $3,039,844)			2,008,292

Convertible Preferred Stocks - 0.4%
Healthcare - 0.4%
Allergan PLC 5.50%		200	162,298
Teva Pharmaceutical Industries Ltd. 7%		250	225,250
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $450,000)			387,548
		Principal Amount(a)	Value

Bank Loan Obligations - 2.3%
Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19		44,883	44,210
Cable/Satellite TV - 0.1%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22(c)		20,000	19,083
Tranche 2LN, term loan 7.75% 7/7/23 (c)		85,000	80,821

TOTAL CABLE/SATELLITE TV			99,904

Diversified Media - 0.4%
McGraw-Hill School Education Tranche B, term loan 7.5% 12/18/19 (c)		433,141	432,599
Energy - 0.4%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (c)		255,000	189,975
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (c)		35,532	35,532
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (c)		157,990	92,819
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (c)		48,625	13,919
Panda Sherman Power, LLC term loan 9% 9/14/18 (c)		64,045	60,203
Targa Resources Corp. term loan 5.75% 2/27/22 (c)		27,907	26,512

TOTAL ENERGY			418,960

Gaming - 0.2%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)		234,401	220,777
Healthcare - 0.1%
Horizon Pharmaceuticals, Inc. Tranche B, term loan 4.5% 5/7/21 (c)		19,900	19,253
U.S. Renal Care, Inc. Tranche 2LN, term loan 9% 12/31/23 (c)		110,000	110,000

TOTAL HEALTHCARE			129,253

Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (c)		55,000	54,931
Realogy Corp. Credit-Linked Deposit 4.6873% 10/10/16 (c)		62,264	61,642

TOTAL HOMEBUILDERS/REAL ESTATE			116,573

Services - 0.2%
KC Mergersub, Inc. Tranche 1LN, term loan 6% 8/13/22 (c)		194,025	192,246
Super Retail - 0.1%
Sears Roebuck Acceptance Corp. Tranche B, term loan 8.5% 7/20/20 (c)		120,000	119,400
Technology - 0.5%
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (c)		133,747	114,855
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)		234,911	237,653
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (c)		107,800	105,464
Tranche 2LN, term loan 8% 4/9/22 (c)		95,000	87,875

TOTAL TECHNOLOGY			545,847

Telecommunications - 0.2%
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (c)		165,000	154,564
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (c)		6,325	6,262

TOTAL TELECOMMUNICATIONS			160,826

TOTAL BANK LOAN OBLIGATIONS
(Cost $2,509,967)			2,480,595

Preferred Securities - 6.9%
Banks & Thrifts - 5.3%
Banco Do Brasil SA 9% (b)(c)(i)		250,000	187,674
Bank of America Corp.:
5.2% (c)(i)		345,000	328,300
6.1% (c)(i)		105,000	105,849
Bank of East Asia Ltd. 8.5% (c)(i)		100,000	117,169
Barclays Bank PLC 7.625% 11/21/22		655,000	736,180
Barclays PLC 8% (c)(i)	EUR	200,000	230,777
Chong Hing Bank Ltd. 6.5% (c)(i)		200,000	208,686
Citigroup, Inc. 5.35% (c)(i)		1,100,000	1,058,357
Credit Agricole SA:
6.5%(Reg S.) (c)(i)	EUR	200,000	224,871
6.625% (b)(c)(i)		315,000	299,099
8.125% (b)(c)(i)		200,000	208,222
ICICI Bank Ltd. 7.25% (Reg S.) (c)(i)		200,000	200,639
Intesa Sanpaolo SpA 8.047% (c)(i)	EUR	350,000	462,753
JPMorgan Chase & Co. 5.15% (c)(i)		415,000	414,274
Royal Bank of Scotland Group PLC:
7.0916% (c)(i)	EUR	50,000	59,048
8% (c)(i)		450,000	434,427
UniCredit International Bank Luxembourg SA 8.125% (c)(i)	EUR	200,000	266,430
Wells Fargo & Co. 5.875% (c)(i)		70,000	76,319

TOTAL BANKS & THRIFTS			5,619,074

Chemicals - 0.1%
Solvay SA 5.118% (Reg. S) (c)(i)	EUR	100,000	121,727
Consumer Products - 0.3%
Cosan Overseas Ltd. 8.25% (i)		400,000	361,483
Diversified Financial Services - 0.2%
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (c)(i)	EUR	150,000	182,351
Energy - 0.1%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(i)	EUR	100,000	117,522
Homebuilders/Real Estate - 0.1%
Grand City Properties SA 3.75% (c)(i)	EUR	100,000	110,781
Insurance - 0.1%
Groupama SA 6.298% (c)(i)	EUR	100,000	116,184
Telecommunications - 0.7%
Koninklijke KPN NV 6.125% (Reg S.) (c)(i)	EUR	200,000	253,880
Telefonica Europe BV:
5% (Reg. S) (c)(i)	EUR	300,000	344,935
6.5% (Reg. S) (c)(i)	EUR	100,000	124,819

TOTAL TELECOMMUNICATIONS			723,634

TOTAL PREFERRED SECURITIES
(Cost $7,450,092)			7,352,756
		Shares	Value

Money Market Funds - 6.7%
Fidelity Cash Central Fund, 0.38% (j)
(Cost $7,136,226)		7,136,226	7,136,226
TOTAL INVESTMENT PORTFOLIO - 99.0%
(Cost $110,265,455)			105,204,630
NET OTHER ASSETS (LIABILITIES) - 1.0%			1,016,762
NET ASSETS - 100%			$106,221,392

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,037,311 or 35.8% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (g) Non-income producing

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,968 or 0.0% of net assets.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Warrior Met Coal LLC Class A	9/19/13 - 3/19/14	$154,316
Ovation Acquisition I LLC	12/23/15	$603
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$184,731

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,611
Fidelity Securities Lending Cash Central Fund	27
Total	$11,638

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$753,938	$643,373	$--	$110,565
Consumer Staples	603	--	--	603
Energy	36,841	36,841	--	--
Financials	20,992	--	--	20,992
Health Care	877,226	848,498	--	28,728
Industrials	141,847	120,474	--	21,373
Materials	433,462	433,462	--	--
Telecommunication Services	17,671	17,671	--	--
Utilities	113,260	113,260	--	--
Corporate Bonds	85,839,213	--	85,792,119	47,094
Bank Loan Obligations	2,480,595	--	2,374,743	105,852
Preferred Securities	7,352,756	--	7,352,756	--
Money Market Funds	7,136,226	7,136,226	--	--
Total Investments in Securities:	$105,204,630	$9,349,805	$95,519,618	$335,207

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	55.7%
Luxembourg	8.4%
Netherlands	5.1%
Cayman Islands	4.1%
United Kingdom	3.2%
Canada	2.5%
France	2.3%
Ireland	2.3%
Argentina	1.7%
Mexico	1.6%
Bermuda	1.6%
Singapore	1.5%
Italy	1.1%
British Virgin Islands	1.1%
Brazil	1.0%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $103,129,229)	$98,068,404
Fidelity Central Funds (cost $7,136,226)	7,136,226
Total Investments (cost $110,265,455)		$105,204,630
Cash		22,850
Receivable for investments sold		977,505
Receivable for fund shares sold		117,322
Dividends receivable		12,912
Interest receivable		1,633,416
Distributions receivable from Fidelity Central Funds		1,200
Prepaid expenses		217
Receivable from investment adviser for expense reductions		49,751
Other receivables		4
Total assets		108,019,807
Liabilities
Payable for investments purchased
Regular delivery	$541,452
Delayed delivery	715,000
Payable for fund shares redeemed	312,437
Distributions payable	68,912
Accrued management fee	61,975
Distribution and service plan fees payable	4,401
Other affiliated payables	24,317
Other payables and accrued expenses	69,921
Total liabilities		1,798,415
Net Assets		$106,221,392
Net Assets consist of:
Paid in capital		$113,952,571
Distributions in excess of net investment income		(82,523)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,595,253)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,053,403)
Net Assets		$106,221,392
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,186,564 ÷ 681,812 shares)		$9.07
Maximum offering price per share (100/96.00 of $9.07)		$9.45
Class T:
Net Asset Value and redemption price per share ($1,436,229 ÷ 158,294 shares)		$9.07
Maximum offering price per share (100/96.00 of $9.07)		$9.45
Class C:
Net Asset Value and offering price per share ($3,437,075 ÷ 378,774 shares)(a)		$9.07
Global High Income:
Net Asset Value, offering price and redemption price per share ($93,256,092 ÷ 10,276,717 shares)		$9.07
Class I:
Net Asset Value, offering price and redemption price per share ($1,905,432 ÷ 209,980 shares)		$9.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2016
Investment Income
Dividends		$538,592
Interest		6,934,157
Income from Fidelity Central Funds		11,638
Total income		7,484,387
Expenses
Management fee	$836,019
Transfer agent fees	287,619
Distribution and service plan fees	55,346
Accounting and security lending fees	58,345
Custodian fees and expenses	15,558
Independent trustees' compensation	539
Registration fees	70,001
Audit	79,994
Legal	50,730
Miscellaneous	9,607
Total expenses before reductions	1,463,758
Expense reductions	(231,191)	1,232,567
Net investment income (loss)		6,251,820
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,369,757)
Foreign currency transactions	4,388
Total net realized gain (loss)		(3,365,369)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,956,051)
Assets and liabilities in foreign currencies	10,525
Total change in net unrealized appreciation (depreciation)		(4,945,526)
Net gain (loss)		(8,310,895)
Net increase (decrease) in net assets resulting from operations		$(2,059,075)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,251,820	$11,481,444
Net realized gain (loss)	(3,365,369)	6,077,307
Change in net unrealized appreciation (depreciation)	(4,945,526)	(13,384,500)
Net increase (decrease) in net assets resulting from operations	(2,059,075)	4,174,251
Distributions to shareholders from net investment income	(6,161,519)	(11,482,978)
Distributions to shareholders from net realized gain	–	(6,017,381)
Total distributions	(6,161,519)	(17,500,359)
Share transactions - net increase (decrease)	(20,379,577)	(214,818,457)
Redemption fees	37,133	65,173
Total increase (decrease) in net assets	(28,563,038)	(228,079,392)
Net Assets
Beginning of period	134,784,430	362,863,822
End of period (including distributions in excess of net investment income of $82,523 and undistributed net investment income of $764,726, respectively)	$106,221,392	$134,784,430

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class A

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.462	.476	.506	.526	.476
Net realized and unrealized gain (loss)	(.541)	(.293)C	(.036)	.714	(.317)
Total from investment operations	(.079)	.183	.470	1.240	.159
Distributions from net investment income	(.454)	(.486)	(.483)	(.477)	(.423)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.454)	(.796)	(.722)	(.523)	(.423)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(.65)%	1.97%C	4.86%	13.13%	1.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.28%	1.23%	1.24%	1.38%I
Expenses net of fee waivers, if any	1.25%	1.25%	1.23%	1.24%	1.25%I
Expenses net of all reductions	1.25%	1.25%	1.23%	1.24%	1.25%I
Net investment income (loss)	5.11%	4.82%	5.03%	5.25%	5.15%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,187	$7,036	$8,000	$6,419	$10,102
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class T

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.462	.474	.504	.523	.477
Net realized and unrealized gain (loss)	(.541)	(.291)C	(.036)	.712	(.318)
Total from investment operations	(.079)	.183	.468	1.235	.159
Distributions from net investment income	(.454)	(.486)	(.481)	(.472)	(.423)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.454)	(.796)	(.720)	(.518)	(.423)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(.65)%	1.98%C	4.84%	13.08%	1.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.48%	1.40%	1.35%	1.25%	1.39%I
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%I
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%I
Net investment income (loss)	5.11%	4.82%	5.01%	5.24%	5.15%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,436	$1,745	$1,595	$1,349	$9,362
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class C

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.394	.401	.428	.448	.407
Net realized and unrealized gain (loss)	(.540)	(.292)C	(.035)	.712	(.317)
Total from investment operations	(.146)	.109	.393	1.160	.090
Distributions from net investment income	(.387)	(.412)	(.406)	(.397)	(.354)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.387)	(.722)	(.645)	(.443)	(.354)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(1.39)%	1.22%C	4.05%	12.23%	1.07%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.20%	2.12%	2.05%	2.01%	2.15%I
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%I
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%I
Net investment income (loss)	4.36%	4.07%	4.26%	4.49%	4.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$3,437	$3,811	$3,720	$2,941	$9,878
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.47	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.486	.508	.534	.555	.495
Net realized and unrealized gain (loss)	(.542)	(.301)C	(.046)	.724	(.312)
Total from investment operations	(.056)	.207	.488	1.279	.183
Distributions from net investment income	(.477)	(.510)	(.511)	(.506)	(.447)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.477)	(.820)	(.750)	(.552)	(.447)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.47	$9.74
Total ReturnD,E	(.40)%	2.23%C	5.05%	13.56%	2.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.20%	1.05%	.95%	.96%	1.07%H
Expenses net of fee waivers, if any	1.00%	1.00%	.95%	.96%	1.00%H
Expenses net of all reductions	1.00%	1.00%	.95%	.96%	1.00%H
Net investment income (loss)	5.35%	5.07%	5.30%	5.53%	5.39%H
Supplemental Data
Net assets, end of period (000 omitted)	$93,256	$119,712	$344,206	$345,210	$197,480
Portfolio turnover rateI	41%	44%	72%	55%	36%J

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class I

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.47	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.483	.501	.532	.549	.499
Net realized and unrealized gain (loss)	(.539)	(.293)C	(.046)	.728	(.317)
Total from investment operations	(.056)	.208	.486	1.277	.182
Distributions from net investment income	(.477)	(.511)	(.509)	(.504)	(.446)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.477)	(.821)	(.748)	(.550)	(.446)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.47	$9.74
Total ReturnD,E	(.40)%	2.23%C	5.03%	13.54%	2.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.02%	.97%	.98%	1.13%H
Expenses net of fee waivers, if any	1.00%	1.00%	.97%	.98%	1.00%H
Expenses net of all reductions	1.00%	1.00%	.97%	.98%	1.00%H
Net investment income (loss)	5.35%	5.07%	5.28%	5.51%	5.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,905	$2,481	$5,344	$6,049	$11,617
Portfolio turnover rateI	41%	44%	72%	55%	36%J

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global High Income Fund and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,643,089
Gross unrealized depreciation	(8,254,877)
Net unrealized appreciation (depreciation) on securities	$(4,611,788)
Tax Cost	$109,816,418

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,592,224)
Net unrealized appreciation (depreciation) on securities and other investments	$(4,604,366)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,315,528)
Long-term	(1,276,696)
Total capital loss carryforward	$(2,592,224)

The Fund intends to elect to defer to its next fiscal year $428,007 of capital losses recognized during the period November 1, 2015 to April 30, 2016.

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$6,161,519	$ 11,740,384
Long-term Capital Gains	–	5,759,975
Total	$6,161,519	$ 17,500,359

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $44,878,440 and $64,830,535, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,075	$138
Class T	-%	.25%	3,971	–
Class C	.75%	.25%	35,300	7,679
			$55,346	$7,817

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,115
Class T	406
Class C(a)	433
$1,954

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,753.18
Class T	4,489.28
Class C	8,929.25
Global High Income	258,137.25
Class I	4,311.15
	$287,619

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,338.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $27. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$8,856
Class T	1.25%	3,782
Class C	2.00%	7,292
Global High Income	1.00%	207,645
Class I	1.00%	2,901
		$230,476

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $180 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $535.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2016	Year ended April 30, 2015
From net investment income
Class A	$323,762	$382,865
Class T	79,903	86,534
Class C	150,970	159,110
Global High Income	5,458,208	10,588,584
Class I	148,676	265,885
Total	$6,161,519	$11,482,978
From net realized gain
Class A	$–	$238,361
Class T	–	55,292
Class C	–	121,832
Global High Income	–	5,435,168
Class I	–	166,728
Total	$–	$6,017,381

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015
Class A
Shares sold	157,252	227,721	$1,422,895	$2,258,691
Reinvestment of distributions	32,992	58,909	297,671	574,423
Shares redeemed	(241,453)	(336,927)	(2,170,274)	(3,279,236)
Net increase (decrease)	(51,209)	(50,297)	$(449,708)	$(446,122)
Class T
Shares sold	37,827	47,348	$339,624	$472,731
Reinvestment of distributions	8,329	14,288	75,115	139,009
Shares redeemed	(69,705)	(35,971)	(627,856)	(350,040)
Net increase (decrease)	(23,549)	25,665	$(213,117)	$261,700
Class C
Shares sold	150,954	139,066	$1,353,877	$1,366,184
Reinvestment of distributions	14,343	26,268	129,529	255,392
Shares redeemed	(183,576)	(132,516)	(1,640,260)	(1,286,071)
Net increase (decrease)	(18,279)	32,818	$(156,854)	$335,505
Global High Income
Shares sold	3,468,417	6,146,670	$31,565,075	$61,517,084
Reinvestment of distributions	519,268	1,436,237	4,696,700	14,171,953
Shares redeemed	(6,182,571)	(28,813,511)	(55,426,381)	(288,132,969)
Net increase (decrease)	(2,194,886)	(21,230,604)	$(19,164,606)	$(212,443,932)
Class I
Shares sold	116,138	75,270	$1,078,461	$743,754
Reinvestment of distributions	5,400	6,967	48,617	67,942
Shares redeemed	(169,995)	(346,993)	(1,522,370)	(3,337,304)
Net increase (decrease)	(48,457)	(264,756)	$(395,292)	$(2,525,608)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Class A	1.25%
Actual		$1,000.00	$1,020.10	$6.28
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class T	1.25%
Actual		$1,000.00	$1,020.10	$6.28
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class C	2.00%
Actual		$1,000.00	$1,016.30	$10.03
Hypothetical-C		$1,000.00	$1,014.92	$10.02
Global High Income	1.00%
Actual		$1,000.00	$1,021.30	$5.03
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class I	1.00%
Actual		$1,000.00	$1,021.30	$5.03
Hypothetical-C		$1,000.00	$1,019.89	$5.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $917,677 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

AGHI-ANN-0616
1.926279.104

Fidelity® Short Duration High Income Fund Annual Report April 30, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Life of fundA
Fidelity® Short Duration High Income Fund	(2.71)%	0.43%

 A From November 5, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$10,107	Fidelity® Short Duration High Income Fund
$10,451	The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds struggled for much of the year ending April 30, 2016, but turned it around beginning in mid-February, rallying alongside equities amid a more favorable environment for risk assets. The net result was a -1.30% return for The BofA Merrill Lynch℠ US High Yield Constrained Index. The broader backdrop was largely supportive, spurred by economic growth, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industries showed relative strength. The energy-heavy high-yield index entered the period on an uptrend, as oil prices rebounded in spring 2015. However, increased volatility among U.S. Treasuries, commodities and stocks – along with a collapse in the price of oil – resulted in a sharp sell-off beginning in June. High yield retreated into early February as oil prices fell to a level not seen since 2004, but better U.S. economic data, among other factors, led to a bottoming in prices and ultimately shifted investor sentiment. The upturn accelerated considerably in March and April – the largest advance in consecutive months since 2009 – as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund's share classes (excluding sales charges, if applicable) trailed the benchmark, The BofA Merrill Lynch℠ 1-5 Year BB-B US Cash Pay High Yield Constrained Index. Relative to the benchmark, an overweighting in dry-bulk commodities shipper Navios Maritime was the biggest individual detractor. From a sector perspective, positioning in metals/mining was the primary drag on the fund’s relative return, mainly due to overweighted investments in copper miner First Quantum Minerals and coal producer Peabody Energy. An overweighting in satellite fleet operator Intelsat also worked against the fund’s relative performance. On the plus side, security selection in energy was the biggest contributor, largely fueled by underweighting or avoiding what we considered to be the more speculative exploration & production companies in the group, such as Linn Energy and Energy XXI. Largely avoiding Spain-based engineering and construction firm Abengoa also contributed versus the benchmark. I sold the fund's positions in First Quantum Minerals, Peabody Energy, Intelsat and Linn Energy, and reduced our stake in Navios Maritime. I used the market rally during the second half of the period to reduce risk in the portfolio and increase exposure to what I believed were more-stable areas of the market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Numericable Group SA	3.4	3.2
APX Group, Inc.	3.3	3.1
Sprint Communications, Inc.	3.0	2.0
JC Penney Corp., Inc.	2.8	2.7
T-Mobile U.S.A., Inc.	2.8	2.6
	15.3

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	14.7	14.5
Energy	9.3	10.4
Healthcare	8.3	5.2
Diversified Financial Services	7.0	5.1
Utilities	6.6	7.1

Quality Diversification (% of fund's net assets)

As of April 30, 2016
AAA,AA,A	1.3%
BBB	4.4%
BB	36.9%
B	42.2%
CCC,CC,C	10.2%
Not Rated	0.6%
Equities	0.3%
Short-Term Investments and Net Other Assets	4.1%

As of October 31, 2015
AAA,AA,A	0.8%
BBB	5.6%
BB	30.6%
B	44.6%
CCC,CC,C	10.9%
Not Rated	3.4%
Short-Term Investments and Net Other Assets	4.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016 *
Nonconvertible Bonds	82.8%
Convertible Bonds, Preferred Stocks	0.3%
Bank Loan Obligations	11.9%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 22.9%

As of October 31, 2015*
Nonconvertible Bonds	82.6%
Bank Loan Obligations	12.3%
Other Investments	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.1%

 * Foreign investments - 27.6%

Investments April 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.8%
	Principal Amount	Value
Air Transportation - 5.5%
Air Canada 7.75% 4/15/21 (a)	$40,000	$41,500
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	75,000	69,656
Allegiant Travel Co. 5.5% 7/15/19	705,000	725,709
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	490,000	481,425
5.5% 10/1/19 (a)	340,000	346,800
U.S. Airways Group, Inc. 6.125% 6/1/18	1,030,000	1,070,067
United Continental Holdings, Inc.:
6% 12/1/20	200,000	210,500
6.375% 6/1/18	500,000	526,750

TOTAL AIR TRANSPORTATION		3,472,407

Automotive - 0.3%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	204,976
Automotive & Auto Parts - 0.2%
ZF North America Capital, Inc. 4% 4/29/20 (a)	150,000	156,750
Banks & Thrifts - 1.1%
Ally Financial, Inc. 4.25% 4/15/21	90,000	91,575
Bank of America Corp.:
2% 1/11/18	150,000	150,700
6% 9/1/17	250,000	264,138
Goldman Sachs Group, Inc. 2.625% 4/25/21	100,000	100,633
JPMorgan Chase & Co. 2.35% 1/28/19	97,000	98,751

TOTAL BANKS & THRIFTS		705,797

Broadcasting - 1.4%
Clear Channel Communications, Inc.:
5.5% 12/15/16	445,000	431,650
6.875% 6/15/18	75,000	42,750
9% 12/15/19	495,000	383,625
10% 1/15/18	65,000	25,675

TOTAL BROADCASTING		883,700

Building Materials - 2.0%
Building Materials Holding Corp. 9% 9/15/18 (a)	95,000	99,750
CEMEX S.A.B. de CV 6.5% 12/10/19 (a)	920,000	969,450
Masco Corp. 3.5% 4/1/21	47,000	47,705
Standard Industries, Inc. 5.125% 2/15/21 (a)	120,000	124,800

TOTAL BUILDING MATERIALS		1,241,705

Cable/Satellite TV - 2.8%
Altice SA 7.75% 5/15/22 (a)	200,000	199,500
Cablevision Systems Corp. 7.75% 4/15/18	250,000	261,875
CSC Holdings LLC 6.75% 11/15/21	885,000	913,209
DISH DBS Corp. 5.125% 5/1/20	225,000	226,688
Time Warner Cable, Inc. 5.85% 5/1/17	200,000	208,558

TOTAL CABLE/SATELLITE TV		1,809,830

Chemicals - 1.3%
LSB Industries, Inc. 7.75% 8/1/19	260,000	249,600
Momentive Performance Materials, Inc. 3.88% 10/24/21	40,000	30,600
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	510,000	516,375

TOTAL CHEMICALS		796,575

Containers - 2.5%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (a)(b)	1,044,950	1,042,751
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.6339% 12/15/19 (a)(b)	150,000	151,481
3.8896% 5/15/21 (a)(b)(c)	200,000	199,000
7% 11/15/20 (a)	167,647	158,426
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (a)	25,000	24,938

TOTAL CONTAINERS		1,576,596

Diversified Financial Services - 6.8%
Discover Financial Services 6.45% 6/12/17	200,000	209,609
FLY Leasing Ltd.:
6.375% 10/15/21	200,000	196,000
6.75% 12/15/20	65,000	65,244
Hyundai Capital America 2.55% 2/6/19 (a)	100,000	100,997
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,130,000	1,121,525
6% 8/1/20	500,000	498,800
ILFC E-Capital Trust I 4.24% 12/21/65 (a)(b)	105,000	86,100
ILFC E-Capital Trust II 4.49% 12/21/65 (a)(b)	145,000	117,450
IntercontinentalExchange, Inc. 2.75% 12/1/20	250,000	257,600
Morgan Stanley 2.125% 4/25/18	150,000	151,361
Navient Corp. 5.875% 3/25/21	175,000	165,375
SLM Corp.:
4.875% 6/17/19	825,000	790,350
5.5% 1/15/19	580,000	575,650

TOTAL DIVERSIFIED FINANCIAL SERVICES		4,336,061

Energy - 8.9%
Antero Resources Finance Corp. 5.375% 11/1/21	60,000	58,050
Citgo Holding, Inc. 10.75% 2/15/20 (a)	245,000	240,406
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	350,000	228,158
Forbes Energy Services Ltd. 9% 6/15/19	345,000	158,700
Forum Energy Technologies, Inc. 6.25% 10/1/21	30,000	27,300
Halcon Resources Corp. 8.625% 2/1/20 (a)	395,000	327,850
Pacific Drilling V Ltd. 7.25% 12/1/17 (a)	85,000	31,503
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	100,000	104,250
Petroleos Mexicanos 3.5% 7/18/18	250,000	252,250
Sabine Pass Liquefaction LLC 5.625% 2/1/21 (b)	930,000	924,188
SM Energy Co. 6.5% 11/15/21	500,000	465,000
Southwestern Energy Co. 7.5% 2/1/18	300,000	294,750
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20 (a)	810,000	810,000
6.25% 4/15/21 (a)	80,000	81,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	142,000	137,740
5% 1/15/18	185,000	186,040
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	255,000	260,100
5.875% 10/1/20	210,000	214,725
6.125% 10/15/21	10,000	10,225
6.25% 10/15/22	65,000	66,625
Western Gas Partners LP 2.6% 8/15/18	200,000	193,625
WPX Energy, Inc. 7.5% 8/1/20	625,000	595,313

TOTAL ENERGY		5,667,798

Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	250,000	161,866
Food/Beverage/Tobacco - 3.1%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	200,000	205,487
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (a)	300,000	311,625
JBS Investments GmbH 7.75% 10/28/20 (a)	900,000	924,750
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 7.25% 6/1/21 (a)	300,000	307,500
Vector Group Ltd. 7.75% 2/15/21	185,000	194,713

TOTAL FOOD/BEVERAGE/TOBACCO		1,944,075

Gaming - 3.4%
GLP Capital LP/GLP Financing II, Inc. 4.375% 4/15/21	60,000	61,350
MCE Finance Ltd. 5% 2/15/21 (a)	600,000	578,884
Wynn Macau Ltd. 5.25% 10/15/21 (a)	1,600,000	1,532,000

TOTAL GAMING		2,172,234

Healthcare - 7.2%
Centene Corp. 5.625% 2/15/21 (a)	65,000	68,413
Community Health Systems, Inc.:
5.125% 8/15/18	200,000	202,500
5.125% 8/1/21	185,000	185,538
7.125% 7/15/20	545,000	526,078
HCA Holdings, Inc. 6.25% 2/15/21	300,000	325,950
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (a)(b)	15,000	14,850
Kindred Healthcare, Inc. 8% 1/15/20	1,040,000	1,035,840
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 4.875% 4/15/20 (a)	25,000	24,000
Tenet Healthcare Corp.:
4.75% 6/1/20	200,000	206,000
5% 3/1/19	720,000	712,800
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	565,000	500,378
6.75% 8/15/18 (a)	540,000	521,100
VPI Escrow Corp. 6.375% 10/15/20 (a)	280,000	253,750

TOTAL HEALTHCARE		4,577,197

Homebuilders/Real Estate - 4.8%
Brandywine Operating Partnership LP 4.95% 4/15/18	150,000	156,847
DDR Corp. 4.75% 4/15/18	150,000	157,368
Essex Portfolio LP 5.5% 3/15/17	250,000	258,422
Lennar Corp. 4.75% 4/1/21	115,000	119,773
Liberty Property LP 6.625% 10/1/17	150,000	160,094
M/I Homes, Inc. 6.75% 1/15/21	120,000	120,000
Mack-Cali Realty LP 2.5% 12/15/17	150,000	150,466
PulteGroup, Inc. 4.25% 3/1/21	90,000	91,575
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25% 4/15/21 (a)	75,000	74,813
William Lyon Homes, Inc. 5.75% 4/15/19	1,835,000	1,779,950

TOTAL HOMEBUILDERS/REAL ESTATE		3,069,308

Insurance - 0.3%
ING U.S., Inc. 2.9% 2/15/18 (b)	200,000	203,426
Metals/Mining - 0.3%
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (a)	15,000	15,300
Freeport-McMoRan, Inc. 2.375% 3/15/18	200,000	191,000
Lundin Mining Corp. 7.5% 11/1/20 (a)	5,000	5,050

TOTAL METALS/MINING		211,350

Paper - 0.6%
Mercer International, Inc. 7% 12/1/19	300,000	303,000
Xerium Technologies, Inc. 8.875% 6/15/18	85,000	75,013

TOTAL PAPER		378,013

Publishing/Printing - 1.2%
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	625,000	628,125
R.R. Donnelley & Sons Co. 7.875% 3/15/21	120,000	124,200

TOTAL PUBLISHING/PRINTING		752,325

Restaurants - 0.5%
Landry's Acquisition Co. 9.375% 5/1/20 (a)	300,000	315,375
Services - 4.7%
ADT Corp. 5.25% 3/15/20	150,000	156,000
APX Group, Inc.:
6.375% 12/1/19	1,875,000	1,875,000
8.75% 12/1/20	230,000	215,625
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (a)	590,000	517,725
Hertz Corp. 6.75% 4/15/19	200,000	203,546

TOTAL SERVICES		2,967,896

Steel - 0.8%
Steel Dynamics, Inc. 5.125% 10/1/21	495,000	506,138
Super Retail - 2.5%
JC Penney Corp., Inc.:
5.65% 6/1/20	544,000	514,080
5.75% 2/15/18	650,000	659,750
8.125% 10/1/19	385,000	396,550

TOTAL SUPER RETAIL		1,570,380

Technology - 0.2%
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	70,000	70,175
13.375% 10/15/19	60,000	60,000

TOTAL TECHNOLOGY		130,175

Telecommunications - 14.5%
Columbus International, Inc. 7.375% 3/30/21 (a)	1,200,000	1,274,640
Digicel Group Ltd. 8.25% 9/30/20 (a)	500,000	456,250
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	300,000	271,125
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	45,000	42,525
Frontier Communications Corp. 6.25% 9/15/21	85,000	79,050
MetroPCS Wireless, Inc. 6.625% 11/15/20	130,000	134,550
Numericable Group SA 4.875% 5/15/19 (a)	2,045,000	2,120,662
Sprint Communications, Inc.:
7% 3/1/20 (a)	1,480,000	1,518,850
8.375% 8/15/17	200,000	204,000
9% 11/15/18 (a)	200,000	211,500
T-Mobile U.S.A., Inc.:
6.464% 4/28/19	1,275,000	1,300,500
6.542% 4/28/20	465,000	479,531
Verizon Communications, Inc. 3.65% 9/14/18	250,000	263,272
Wind Acquisition Finance SA 4.75% 7/15/20 (a)	870,000	830,415

TOTAL TELECOMMUNICATIONS		9,186,870

Transportation Ex Air/Rail - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	140,000	115,150
Navios Maritime Holdings, Inc. 8.125% 2/15/19	360,000	122,400

TOTAL TRANSPORTATION EX AIR/RAIL		237,550

Utilities - 5.2%
DCP Midstream Operating LP 2.5% 12/1/17	100,000	96,750
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	55,000	58,294
DPL, Inc. 6.75% 10/1/19	750,000	770,625
Dynegy, Inc. 6.75% 11/1/19	1,065,000	1,074,053
RJS Power Holdings LLC 4.625% 7/15/19 (a)	1,265,000	1,176,450
The AES Corp.:
3.6351% 6/1/19 (b)	70,000	68,688
7.375% 7/1/21	30,000	34,425

TOTAL UTILITIES		3,279,285

TOTAL NONCONVERTIBLE BONDS
(Cost $53,577,653)		52,515,658
	Shares	Value

Common Stocks - 0.0%
Energy - 0.0%
Southwestern Energy Co. (d)
(Cost $3,866)	552	7,413

Convertible Preferred Stocks - 0.3%
Energy - 0.3%
Southwestern Energy Co. Series B 6.25%
(Cost $107,831)	6,300	199,647
	Principal Amount	Value

Bank Loan Obligations - 11.9%
Aerospace - 0.3%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (b)	192,081	190,881
Air Transportation - 0.3%
American Airlines, Inc. Tranche B, term loan 3.5% 10/10/21 (b)	163,350	162,819
Broadcasting - 0.6%
Clear Channel Communications, Inc. Tranche D, term loan 7.1852% 1/30/19 (b)	335,000	249,763
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	99,210	99,050

TOTAL BROADCASTING		348,813

Building Materials - 0.6%
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (b)	132,300	126,126
Tranche 2LN, term loan 7.75% 4/1/22 (b)	25,000	22,688
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	233,825	224,472

TOTAL BUILDING MATERIALS		373,286

Cable/Satellite TV - 0.6%
CSC Holdings LLC Tranche B, term loan 2.9352% 4/17/20 (b)	74,038	73,884
Numericable LLC:
Tranche B 6LN, term loan 4.75% 2/10/23 (b)	289,275	289,379
Tranche B, term loan 5% 1/15/24 (b)	35,000	35,124

TOTAL CABLE/SATELLITE TV		398,387

Capital Goods - 0.2%
Rexnord LLC Tranche B, term loan 4% 8/21/20 (b)	147,977	146,867
Containers - 0.7%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	238,342	237,746
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (b)	184,722	182,875

TOTAL CONTAINERS		420,621

Diversified Financial Services - 0.2%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	100,000	86,000
Tranche B 1LN, term loan 4.75% 9/11/21 (b)	24,750	23,513

TOTAL DIVERSIFIED FINANCIAL SERVICES		109,513

Energy - 0.1%
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	94,708	81,449
Food & Drug Retail - 0.4%
Petco Holdings, Inc. Tranche B 1LN, term loan 5.75% 1/26/23 (b)	274,313	275,838
Gaming - 1.2%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	254,050	255,048
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	97,259	91,606
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	231,890	206,382
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	237,000	233,037

TOTAL GAMING		786,073

Healthcare - 1.1%
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 3.89% 10/20/18 (b)	159,019	154,050
Tranche BD 2LN, term loan 4.5% 2/13/19 (b)	405,494	393,329
Vizient, Inc. Tranche B, term loan 6.25% 2/11/23 (b)	160,000	161,400

TOTAL HEALTHCARE		708,779

Homebuilders/Real Estate - 0.1%
MGM Growth Properties Operating Partner LP Tranche B, term loan 4% 4/25/23 (b)	45,000	45,234
Leisure - 0.1%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	44,586	43,025
Publishing/Printing - 0.7%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	459,085	446,841
Services - 1.2%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	68,425	67,626
Garda World Security Corp.:
term loan 4.0038% 11/8/20 (b)	313,681	309,760
Tranche DD, term loan 4.0038% 11/8/20 (b)	80,244	79,241
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	274,881	254,724
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	68,600	63,112

TOTAL SERVICES		774,463

Super Retail - 0.9%
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (b)	216,224	216,562
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	382,010	380,723

TOTAL SUPER RETAIL		597,285

Technology - 1.0%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	283,575	281,803
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	144,273	138,322
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (b)	49,947	50,529
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	137,894	134,963

TOTAL TECHNOLOGY		605,617

Telecommunications - 0.2%
GTT Communications, Inc. Tranche B, term loan 6.25% 10/22/22 (b)	129,675	128,702
LTS Buyer LLC Tranche B 1LN, term loan 4% 4/11/20 (b)	24,809	24,722

TOTAL TELECOMMUNICATIONS		153,424

Utilities - 1.4%
Calpine Construction Finance Co. LP Tranche B 1LN, term loan 3% 5/3/20 (b)	261,320	257,400
Calpine Corp. Tranche B 6LN, term loan 4% 1/1/23 (b)	169,575	169,470
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	310,000	292,950
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	148,477	141,053

TOTAL UTILITIES		860,873

TOTAL BANK LOAN OBLIGATIONS
(Cost $7,640,035)		7,530,088

Bank Notes - 0.4%
Regions Bank 7.5% 5/15/18
(Cost $273,901)	250,000	274,745

Preferred Securities - 0.5%
Banks & Thrifts - 0.5%
Citigroup, Inc.:
5.95% (b)(e)	$100,000	$99,606
5.95% (b)(e)	10,000	9,799
Royal Bank of Scotland Group PLC 7.5% (b)(e)	200,000	187,804
Wells Fargo & Co. 5.875% (b)(e)	20,000	21,806

TOTAL BANKS & THRIFTS		319,015

Diversified Financial Services - 0.0%
American Express Co. 4.9% (b)(e)	30,000	27,188
TOTAL PREFERRED SECURITIES
(Cost $358,401)		346,203
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.38% (f)
(Cost $1,535,566)	1,535,566	1,535,566
TOTAL INVESTMENT PORTFOLIO - 98.3%
(Cost $63,497,253)		62,409,320
NET OTHER ASSETS (LIABILITIES) - 1.7%		1,053,452
NET ASSETS - 100%		$63,462,772

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $21,150,979 or 33.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Non-income producing

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,849

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$207,060	$207,060	$--	$--
Corporate Bonds	52,515,658	--	52,515,658	--
Bank Loan Obligations	7,530,088	--	7,530,088	--
Bank Notes	274,745	--	274,745	--
Preferred Securities	346,203	--	346,203	--
Money Market Funds	1,535,566	1,535,566	--	--
Total Investments in Securities:	$62,409,320	$1,742,626	$60,666,694	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.1%
Luxembourg	3.4%
France	3.4%
Cayman Islands	3.3%
Canada	2.4%
Barbados	2.0%
Mexico	1.9%
Austria	1.5%
Australia	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $61,961,687)	$60,873,754
Fidelity Central Funds (cost $1,535,566)	1,535,566
Total Investments (cost $63,497,253)		$62,409,320
Cash		244
Receivable for investments sold		497,852
Receivable for fund shares sold		50,353
Interest receivable		889,110
Distributions receivable from Fidelity Central Funds		1,187
Prepaid expenses		53
Receivable from investment adviser for expense reductions		9,328
Other receivables		10
Total assets		63,857,457
Liabilities
Payable for investments purchased
Regular delivery	$30,563
Delayed delivery	199,000
Payable for fund shares redeemed	39,592
Distributions payable	25,006
Accrued management fee	29,657
Distribution and service plan fees payable	5,794
Other affiliated payables	8,131
Other payables and accrued expenses	56,942
Total liabilities		394,685
Net Assets		$63,462,772
Net Assets consist of:
Paid in capital		$69,797,229
Undistributed net investment income		85,246
Accumulated undistributed net realized gain (loss) on investments		(5,331,770)
Net unrealized appreciation (depreciation) on investments		(1,087,933)
Net Assets		$63,462,772
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,823,383 ÷ 746,154 shares)		$9.14
Maximum offering price per share (100/96.00 of $9.14)		$9.52
Class T:
Net Asset Value and redemption price per share ($2,425,796 ÷ 265,283 shares)		$9.14
Maximum offering price per share (100/96.00 of $9.14)		$9.52
Class C:
Net Asset Value and offering price per share ($3,827,388 ÷ 418,490 shares)(a)		$9.15
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($47,530,638 ÷ 5,197,317 shares)		$9.15
Class I:
Net Asset Value, offering price and redemption price per share ($2,855,567 ÷ 312,248 shares)		$9.15

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2016
Investment Income
Dividends		$14,529
Interest		3,506,140
Income from Fidelity Central Funds		7,849
Total income		3,528,518
Expenses
Management fee	$347,071
Transfer agent fees	75,904
Distribution and service plan fees	62,255
Accounting fees and expenses	25,693
Custodian fees and expenses	9,697
Independent trustees' compensation	275
Registration fees	68,425
Audit	70,761
Legal	149
Miscellaneous	540
Total expenses before reductions	660,770
Expense reductions	(103,267)	557,503
Net investment income (loss)		2,971,015
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,941,175)
Total net realized gain (loss)		(3,941,175)
Change in net unrealized appreciation (depreciation) on investment securities		(845,412)
Net gain (loss)		(4,786,587)
Net increase (decrease) in net assets resulting from operations		$(1,815,572)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,971,015	$2,616,400
Net realized gain (loss)	(3,941,175)	(1,395,322)
Change in net unrealized appreciation (depreciation)	(845,412)	(679,199)
Net increase (decrease) in net assets resulting from operations	(1,815,572)	541,879
Distributions to shareholders from net investment income	(2,846,056)	(2,602,102)
Distributions to shareholders from net realized gain	(12,975)	–
Total distributions	(2,859,031)	(2,602,102)
Share transactions - net increase (decrease)	6,284,384	(4,220,658)
Redemption fees	19,692	44,348
Total increase (decrease) in net assets	1,629,473	(6,236,533)
Net Assets
Beginning of period	61,833,299	68,069,832
End of period (including undistributed net investment income of $85,246 and undistributed net investment income of $17,564, respectively)	$63,462,772	$61,833,299

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.429	.358	.132
Net realized and unrealized gain (loss)	(.737)	(.246)	.091
Total from investment operations	(.308)	.112	.223
Distributions from net investment income	(.413)	(.358)	(.124)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.415)	(.358)	(.124)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.14	$9.86	$10.10
Total ReturnC,D,E	(3.06)%	1.22%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.29%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%H
Net investment income (loss)	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$6,823	$4,398	$3,043
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class T

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.433	.360	.132
Net realized and unrealized gain (loss)	(.741)	(.247)	.091
Total from investment operations	(.308)	.113	.223
Distributions from net investment income	(.413)	(.359)	(.124)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.415)	(.359)	(.124)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.14	$9.86	$10.10
Total ReturnC,D,E	(3.06)%	1.23%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.25%	1.31%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%H
Net investment income (loss)	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,426	$2,930	$2,946
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.360	.285	.096
Net realized and unrealized gain (loss)	(.728)	(.247)	.090
Total from investment operations	(.368)	.038	.186
Distributions from net investment income	(.343)	(.284)	(.087)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.345)	(.284)	(.087)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D,E	(3.68)%	.47%	1.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.00%	2.08%	2.37%H
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%H
Expenses net of all reductions	1.80%	1.80%	1.80%H
Net investment income (loss)	3.90%	2.88%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,827	$3,465	$3,114
Portfolio turnover rateI	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.455	.385	.142
Net realized and unrealized gain (loss)	(.730)	(.248)	.093
Total from investment operations	(.275)	.137	.235
Distributions from net investment income	(.436)	(.383)	(.136)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.438)	(.383)	(.136)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	1.00%	1.24%G
Expenses net of fee waivers, if any	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%G
Net investment income (loss)	4.90%	3.88%	2.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$47,531	$45,109	$54,547
Portfolio turnover rateH	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.460	.383	.143
Net realized and unrealized gain (loss)	(.735)	(.246)	.091
Total from investment operations	(.275)	.137	.234
Distributions from net investment income	(.436)	(.383)	(.135)
Distributions from net realized gain	(.002)	–	–
Total distributions	(.438)	(.383)	(.135)
Redemption fees added to paid in capitalB	.003	.006	.001
Net asset value, end of period	$9.15	$9.86	$10.10
Total ReturnC,D	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.04%	1.34%G
Expenses net of fee waivers, if any	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%G
Net investment income (loss)	4.90%	3.88%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,856	$5,932	$4,419
Portfolio turnover rateH	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Short Duration High Income and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, bank notes and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$954,473
Gross unrealized depreciation	(1,967,633)
Net unrealized appreciation (depreciation) on securities	$(1,013,160)
Tax Cost	$63,422,480

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(5,270,181)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,013,160)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(3,407,494)
Long-term	(1,862,687)
Total capital loss carryforward	$(5,270,181)

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$ 2,859,031	$ 2,602,102

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $39,034,141 and $32,709,668, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$14,619	$14,619
Class T	-%	.25%	6,361	6,361
Class C	.75%	.25%	41,275	41,275
			$62,255	$62,255

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,080
Class T	740
Class C(a)	301
$3,121

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$8,479.15
Class T	4,072.16
Class C	6,816.17
Short Duration High Income	51,015.11
Class I	5,522.15
	$ 75,904

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2017. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$10,957
Class T	1.05%	5,114
Class C	1.80%	8,293
Short Duration High Income	.80%	71,601
Class I	.80%	6,982
		$102,947

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $53.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $267.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2016	Year ended April 30, 2015
From net investment income
Class A	$261,851	$151,548
Class T	113,395	112,975
Class C	153,106	107,591
Short Duration High Income	2,143,928	1,984,086
Class I	173,776	245,902
Total	$2,846,056	$2,602,102
From net realized gain
Class A	$1,377	$–
Class T	600	–
Class C	875	–
Short Duration High Income	9,541	–
Class I	582	–
Total	$12,975	$–

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015
Class A
Shares sold	648,174	299,268	$6,098,106	$2,985,839
Reinvestment of distributions	25,250	14,874	232,560	146,830
Shares redeemed	(373,249)	(169,511)	(3,497,952)	(1,660,441)
Net increase (decrease)	300,175	144,631	$2,832,714	$1,472,228
Class T
Shares sold	132,992	106,602	$1,223,867	$1,059,729
Reinvestment of distributions	11,962	11,282	110,701	111,555
Shares redeemed	(176,831)	(112,433)	(1,640,461)	(1,107,095)
Net increase (decrease)	(31,877)	5,451	$(305,893)	$64,189
Class C
Shares sold	526,097	183,881	$4,814,727	$1,829,692
Reinvestment of distributions	15,870	10,436	145,912	103,054
Shares redeemed	(474,823)	(151,335)	(4,353,191)	(1,485,824)
Net increase (decrease)	67,144	42,982	$607,448	$446,922
Short Duration High Income
Shares sold	3,424,433	3,237,652	$32,122,226	$32,098,500
Reinvestment of distributions	204,798	179,994	1,895,696	1,780,718
Shares redeemed	(3,006,493)	(4,244,145)	(28,043,458)	(41,783,699)
Net increase (decrease)	622,738	(826,499)	$5,974,464	$(7,904,481)
Class I
Shares sold	222,094	500,722	$1,996,917	$4,973,578
Reinvestment of distributions	16,585	21,974	154,263	216,979
Shares redeemed	(528,003)	(358,716)	(4,975,529)	(3,490,073)
Net increase (decrease)	(289,324)	163,980	$(2,824,349)	$1,700,484

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodians, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Short Duration High Income Fund as of April 30, 2016, the results of its operations for the year then ended, and the changes in its net assets for the two years then ended, and the financial highlights for the two years then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Class A	1.05%
Actual		$1,000.00	$990.00	$5.20
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class T	1.05%
Actual		$1,000.00	$990.00	$5.20
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class C	1.80%
Actual		$1,000.00	$987.40	$8.89
Hypothetical-C		$1,000.00	$1,015.91	$9.02
Short Duration High Income	.80%
Actual		$1,000.00	$992.30	$3.96
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class I	.80%
Actual		$1,000.00	$992.30	$3.96
Hypothetical-C		$1,000.00	$1,020.89	$4.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $678,450 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

SDH-ANN-0616
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Fidelity Advisor® Global High Income Fund - Class I (formerly Institutional Class) Annual Report April 30, 2016 Class I is a class of Fidelity® Global High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2016	Past 1 year	Life of fundA
Class I	(0.40)%	4.40%

 A From May 11, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global High Income Fund - Class I on May 11, 2011, when the fund started. The chart shows how the value of your investment would have changed and also shows how The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$12,390	Fidelity Advisor® Global High Income Fund - Class I
$12,779	The BofA Merrill Lynch℠ Global High Yield and Emerging Markets Plus Index

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds struggled for much of the 12- month period ending April 30, 2016, but rebounded beginning in February amid higher commodity prices, as well as continued economic stimulus and currency tailwinds in many regions. The Fidelity Global High Income Composite IndexSM gained 0.62%. Among regions in the Composite index, Asia performed best, driven by renewed monetary and fiscal stimulus in China, as well as efforts to stabilize the currency. The BofA Merrill LynchSM Asian Dollar High Yield Corporate Constrained Index gained 6.91%. European debt also fared well, as the European Central Bank announced plans in March to expand its debt purchases. The BofA Merrill LynchSM Euro High Yield Constrained Index rose 3.19%. Emerging corporate debt markets benefited from stronger oil prices, more-favorable currency exchange rates, and rising optimism for a new government in Brazil. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified advanced 2.83%. U.S. high-yield bonds fared worst, as weakness prior to the February rally could not be overcome by the end of April. For the period, The BofA Merrill LynchSM US High Yield Constrained Index returned -1.30%.

Comments from Lead Portfolio Manager John Carlson:  For the year, the fund’s share classes (excluding sales charges, if applicable) declined modestly, trailing the Fidelity Global High Income Composite IndexSM. Asset allocation decisions helped fund performance relative to the Composite benchmark, due to an overweighting in the strong-performing Asian debt subportfolio. Security selection detracted from overall relative performance, due to poor picks in the U.S. high-yield debt sleeve. The subportfolio’s underperformance largely was due to its weak-performing investment in distressed issuer TXU, a Texas-based utilities provider. On the positive side, two of the fund’s regional subportfolios – Europe and Asia high yield – contributed in terms of security selection. Underweightings in poor-performing index components Brazil and Spain, coupled with an overweighting in the U.K., lifted the Europe subportfolio’s relative result, as did picks in telecommunications and services. Within the Asia sleeve, successful positioning in India and China contributed, as did security selection in Singapore, as well as picks in basic industry, real estate and retail. The emerging markets debt subportfolio slightly outperformed its benchmark, benefiting from a market rebound early in 2016.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ally Financial, Inc.	1.9	0.3
TXU Corp.	1.7	2.3
Valeant Pharmaceuticals International, Inc.	1.4	1.2
Rite Aid Corp.	1.4	1.5
HCA Holdings, Inc.	1.4	1.3
	7.8

Top Five Countries as of April 30, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	48.0	48.1
Luxembourg	8.4	6.6
Netherlands	5.1	4.5
Cayman Islands	4.1	4.9
United Kingdom	3.2	4.1

Top Five Market Sectors as of April 30, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.3	12.3
Energy	11.0	10.9
Banks & Thrifts	10.6	10.4
Healthcare	6.5	5.9
Utilities	6.2	6.9

Quality Diversification (% of fund's net assets)

As of April 30, 2016
BBB	3.4%
BB	34.3%
B	31.6%
CCC,CC,C	16.6%
Not Rated	4.1%
Equities	2.3%
Short-Term Investments and Net Other Assets	7.7%

As of October 31, 2015
AAA,AA,A	0.5%
BBB	4.2%
BB	37.5%
B	29.2%
CCC,CC,C	15.4%
Not Rated	5.2%
Equities	2.2%
Short-Term Investments and Net Other Assets	5.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2016*
Corporate Bonds	80.8%
Stocks	2.3%
Preferred Securities	6.9%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	7.7%

 * Foreign investments - 44.3%

As of October 31, 2015*
Corporate Bonds	83.2%
Government Obligations	0.5%
Stocks	2.2%
Preferred Securities	6.4%
Other Investments	1.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.8%

 * Foreign investments - 46.1%

Investments April 30, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 80.8%
		Principal Amount(a)	Value
Aerospace - 0.1%
Finmeccanica Finance SA 5.25% 1/21/22	EUR	$100,000	$134,918
Air Transportation - 0.4%
Aeropuertos Argentina 2000 SA 10.75% 12/1/20 (Reg. S)		266,000	287,333
Continental Airlines, Inc. 6.125% 4/29/18		55,000	57,750
United Continental Holdings, Inc. 6.375% 6/1/18		45,000	47,408

TOTAL AIR TRANSPORTATION			392,491

Automotive - 0.9%
Fiat Industrial Finance Europe SA 6.25% 3/9/18	EUR	200,000	248,247
Samvardhana Motherson Automotive Systems Group BV 4.125% 7/15/21 (Reg. S)	EUR	200,000	225,614
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	200,000	235,880
Tenedora Nemak SA de CV 5.5% 2/28/23 (b)		300,000	311,625

TOTAL AUTOMOTIVE			1,021,366

Automotive & Auto Parts - 0.5%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		140,000	125,650
Faurecia SA 3.625% 6/15/23 (Reg. S)	EUR	100,000	116,509
Fiat Finance & Trade Ltd. SA 7.375% 7/9/18	EUR	200,000	255,919

TOTAL AUTOMOTIVE & AUTO PARTS			498,078

Banks & Thrifts - 5.3%
Ally Financial, Inc.:
5.75% 11/20/25		445,000	450,563
8% 12/31/18		225,000	246,094
8% 11/1/31		1,195,000	1,430,983
Bank of Ceylon 5.325% 4/16/18 (Reg. S)		200,000	197,000
BBVA Bancomer SA 7.25% 4/22/20 (b)		200,000	220,600
General Motors Acceptance Corp. 8% 11/1/31		257,000	309,685
Georgia Bank Joint Stock Co. 7.75% 7/5/17 (b)		250,000	259,873
GTB Finance BV 6% 11/8/18 (b)		200,000	188,520
Itau Unibanco Holding SA 6.2% 12/21/21 (b)		350,000	364,333
JSC Halyk Bank of Kazakhstan 7.25% 1/28/21 (b)		400,000	411,048
Royal Bank of Scotland Group PLC:
3.625% 3/25/24 (Reg. S) (c)	EUR	100,000	112,036
5.125% 5/28/24		317,000	310,142
SB Capital SA 5.5% 2/26/24 (b)(c)		200,000	193,000
Turkiye Garanti Bankasi A/S 4.75% 10/17/19 (b)		200,000	205,344
Turkiye Halk Bankasi A/S 3.875% 2/5/20 (b)		200,000	193,578
UniCredit SpA 6.95% 10/31/22 (Reg. S)	EUR	100,000	131,443
UT2 Funding PLC 5.321% 6/30/16 (d)	EUR	50,000	57,470
Zenith Bank PLC 6.25% 4/22/19 (b)		400,000	369,080

TOTAL BANKS & THRIFTS			5,650,792

Broadcasting - 0.6%
AMC Networks, Inc. 4.75% 12/15/22		100,000	100,750
Clear Channel Communications, Inc. 5.5% 12/15/16		185,000	179,450
Ottawa Holdings Pte Ltd. 5.875% 5/16/18 (Reg. S)		200,000	143,000
TV Azteca SA de CV 7.5% 5/25/18 (Reg. S)		350,000	228,375

TOTAL BROADCASTING			651,575

Building Materials - 2.1%
Alam Synergy Pte. Ltd. 9% 1/29/19 (Reg. S)		200,000	202,500
CEMEX Finance LLC:
5.25% 4/1/21 (Reg. S)	EUR	100,000	118,009
6% 4/1/24 (Reg. S)		250,000	249,063
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	198,000
GCP Applied Technologies, Inc. 9.5% 2/1/23 (b)		70,000	76,650
HD Supply, Inc. 5.75% 4/15/24 (b)		125,000	131,094
HeidelbergCement Finance BV 3.25% 10/21/21 (Reg. S)	EUR	300,000	377,053
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	89,250
Modern Land China Co. Ltd. 13.875% 11/4/18 (Reg. S)		100,000	108,004
Nortek, Inc. 8.5% 4/15/21		120,000	124,800
Pratama Agung Pte. Ltd. 6.25% 2/24/20 (Reg. S)		200,000	202,326
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		300,000	308,250
USG Corp. 5.875% 11/1/21 (b)		50,000	52,625

TOTAL BUILDING MATERIALS			2,237,624

Cable/Satellite TV - 4.5%
Altice SA:
7.625% 2/15/25 (b)		400,000	386,500
7.75% 5/15/22 (b)		235,000	234,413
Altice U.S. Finance SA:
7.75% 7/15/25 (b)		200,000	200,000
7.75% 7/15/25 (b)		200,000	203,000
Cable One, Inc. 5.75% 6/15/22 (b)		55,000	56,513
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.5% 5/1/26 (b)		110,000	112,200
5.75% 1/15/24		615,000	644,981
CCOH Safari LLC 5.75% 2/15/26 (b)		65,000	67,113
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		255,000	240,338
DISH DBS Corp. 5% 3/15/23		670,000	613,050
Lynx II Corp. 6.375% 4/15/23 (b)		200,000	206,000
Myriad International Holding BV 5.5% 7/21/25 (b)		200,000	204,408
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)		210,000	212,625
Telenet Finance VI Luxembourg SCA 4.875% 7/15/27 (Reg. S)	EUR	100,000	116,154
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
3.5% 1/15/27 (Reg. S)	EUR	100,000	110,211
5.5% 9/15/22 (Reg. S)	EUR	324,000	396,038
5.5% 1/15/23 (b)		200,000	207,250
UPCB Finance VI Ltd. 6.875% 1/15/22 (b)		135,000	142,763
VTR Finance BV 6.875% 1/15/24 (b)		400,000	399,500

TOTAL CABLE/SATELLITE TV			4,753,057

Capital Goods - 0.3%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (b)		180,000	116,100
Zoomlion HK SPV Co. Ltd. 6.125% 12/20/22 (Reg. S)		200,000	169,000

TOTAL CAPITAL GOODS			285,100

Chemicals - 1.4%
Blue Cube Spinco, Inc. 10% 10/15/25 (b)		45,000	51,863
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		160,000	132,800
INEOS Group Holdings SA 5.75% 2/15/19 (Reg. S)	EUR	250,000	293,777
Kerling PLC 10.625% 2/1/17 (Reg. S)	EUR	200,000	229,583
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (b)		10,000	10,000
LSB Industries, Inc. 7.75% 8/1/19		85,000	81,600
Momentive Performance Materials, Inc. 3.88% 10/24/21		80,000	61,200
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (d)		55,000	0
OCP SA 5.625% 4/25/24 (b)		200,000	209,750
Platform Specialty Products Corp.:
6.5% 2/1/22 (b)		155,000	136,400
10.375% 5/1/21 (b)		25,000	25,000
Tronox Finance LLC 6.375% 8/15/20		100,000	85,063
Yingde Gases Investment Ltd. 7.25% 2/28/20 (Reg. S)		200,000	138,042

TOTAL CHEMICALS			1,455,078

Consumer Products - 0.7%
Central Garden & Pet Co. 6.125% 11/15/23		220,000	231,000
Prestige Brands, Inc.:
5.375% 12/15/21 (b)		195,000	199,388
6.375% 3/1/24 (b)		45,000	47,250
Revlon Consumer Products Corp. 5.75% 2/15/21		260,000	264,225
Spectrum Brands Holdings, Inc. 6.375% 11/15/20		45,000	47,487

TOTAL CONSUMER PRODUCTS			789,350

Containers - 1.8%
Ardagh Finance Holdings SA:
8.375% 6/15/19(Reg S.) pay-in-kind (c)	EUR	208,375	239,990
8.625% 6/15/19 pay-in-kind (b)(c)		227,162	226,684
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
7% 11/15/20 (b)		35,294	33,353
7.25% 5/15/24 (b)(e)		200,000	200,000
Ball Corp.:
3.5% 12/15/20	EUR	100,000	123,093
4.375% 12/15/23	EUR	200,000	249,048
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		155,000	129,619
Crown European Holdings SA 3.375% 5/15/25	EUR	200,000	230,441
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	150,000	202,643
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		285,000	295,688

TOTAL CONTAINERS			1,930,559

Diversified Financial Services - 4.7%
Aircastle Ltd. 5.125% 3/15/21		220,000	232,650
Arrow Global Finance PLC 5.048% 11/1/21 (c)	EUR	200,000	229,468
Boing Group Financing PLC 6.625% 7/15/19 (Reg. S)	EUR	100,000	108,121
Cabot Financial SA (Luxembourg) 5.875% 11/15/21 (Reg. S) (c)	EUR	150,000	169,181
CIT Group, Inc. 5% 8/1/23		215,000	223,600
Comcel Trust 6.875% 2/6/24 (b)		200,000	189,000
Credito Real S.A.B. de CV 7.5% 3/13/19 (b)		200,000	203,250
Garfunkelux Holdco 3 SA 7.5% 8/1/22 (Reg. S)	EUR	200,000	232,445
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/1/22		305,000	290,894
International Lease Finance Corp.:
5.875% 8/15/22		375,000	410,625
8.625% 1/15/22		555,000	671,550
Lock A/S 7% 8/15/21 (Reg. S)	EUR	100,000	121,410
MSCI, Inc. 5.75% 8/15/25 (b)		50,000	53,188
Navient Corp. 5% 10/26/20		54,000	51,570
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)(e)		315,000	326,813
SLM Corp.:
4.875% 6/17/19		30,000	28,740
5.5% 1/25/23		630,000	566,213
6.125% 3/25/24		420,000	376,110
7.25% 1/25/22		10,000	9,850
8% 3/25/20		190,000	199,500
Verisure Holding AB 6% 11/1/22 (Reg. S)	EUR	260,000	319,059

TOTAL DIVERSIFIED FINANCIAL SERVICES			5,013,237

Diversified Media - 0.4%
MDC Partners, Inc. 6.5% 5/1/24 (b)		95,000	98,382
National CineMedia LLC:
6% 4/15/22		300,000	314,250
7.875% 7/15/21		35,000	36,488

TOTAL DIVERSIFIED MEDIA			449,120

Energy - 10.4%
Afren PLC 10.25% 4/8/19 (b)(d)		285,920	715
American Energy-Permian Basin LLC/AEPB Finance Corp.:
7.1186% 8/1/19 (b)(c)		215,000	96,750
7.125% 11/1/20 (b)		140,000	63,000
7.375% 11/1/21 (b)		175,000	78,750
Antero Resources Corp.:
5.125% 12/1/22		420,000	403,200
5.625% 6/1/23 (Reg. S)		80,000	77,600
Areva SA 4.875% 9/23/24	EUR	200,000	196,720
BBVA Colombia SA 4.875% 4/21/25 (b)		150,000	147,600
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		55,000	52,800
Chesapeake Energy Corp. 8% 12/15/22 (b)		245,000	166,600
China Oil & Gas Group Ltd. 5.25% 4/25/18 (Reg. S)		200,000	201,500
Citgo Holding, Inc. 10.75% 2/15/20 (b)		155,000	152,094
Concho Resources, Inc.:
5.5% 10/1/22		55,000	55,481
5.5% 4/1/23		25,000	25,188
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.125% 3/1/22		175,000	159,688
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		110,000	97,350
Diamondback Energy, Inc. 7.625% 10/1/21		135,000	143,944
EDC Finance Ltd. 4.875% 4/17/20 (b)		400,000	388,002
Energy Transfer Equity LP 7.5% 10/15/20		30,000	30,225
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23		95,000	54,625
7.75% 9/1/22		110,000	63,800
9.375% 5/1/20		390,000	254,233
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		250,000	196,250
Forum Energy Technologies, Inc. 6.25% 10/1/21		85,000	77,350
Gaz Capital SA 3.389% 3/20/20 (Reg. S)	EUR	100,000	115,947
Gazprom OAO 3.6% 2/26/21	EUR	200,000	232,802
Gibson Energy, Inc. 6.75% 7/15/21 (b)		370,000	355,200
Greenko Dutch BV 8% 8/1/19 (Reg. S)		200,000	214,000
Gulfmark Offshore, Inc. 6.375% 3/15/22		340,000	154,700
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		320,000	297,600
5.75% 10/1/25 (b)		200,000	188,500
7.625% 4/15/21 (b)		10,000	10,200
Hornbeck Offshore Services, Inc.:
5% 3/1/21		5,000	3,181
5.875% 4/1/20		80,000	51,800
Kosmos Energy Ltd. 7.875% 8/1/21 (b)		200,000	180,000
Laredo Petroleum, Inc.:
5.625% 1/15/22		340,000	312,800
6.25% 3/15/23		105,000	97,913
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 9/15/21		35,000	3,063
7.75% 2/1/21		5,000	425
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	40,163
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		380,000	140,838
Pacific Rubiales Energy Corp. 7.25% 12/12/21 (b)(d)		500,000	75,000
Pan American Energy LLC 7.875% 5/7/21 (b)		300,000	296,160
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23 (b)		130,000	126,750
Petroleos Mexicanos 6.375% 2/4/21 (b)		200,000	215,956
Puma International Financing SA 6.75% 2/1/21 (Reg. S)		200,000	196,520
Range Resources Corp. 4.875% 5/15/25		60,000	55,575
Rice Energy, Inc.:
6.25% 5/1/22		75,000	74,250
7.25% 5/1/23		40,000	40,400
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		125,000	102,500
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (c)		260,000	258,375
5.625% 4/15/23		225,000	220,500
5.625% 3/1/25		45,000	43,875
5.75% 5/15/24		80,000	77,400
SemGroup Corp. 7.5% 6/15/21		370,000	325,600
Sibur Securities Ltd. 3.914% 1/31/18 (b)		250,000	249,688
SM Energy Co.:
5% 1/15/24		40,000	33,300
5.625% 6/1/25		100,000	84,000
6.125% 11/15/22		80,000	72,400
6.5% 11/15/21		15,000	13,950
6.5% 1/1/23		15,000	13,725
Summit Midstream Holdings LLC 7.5% 7/1/21		100,000	90,000
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21 (b)		110,000	111,375
6.375% 4/1/23 (b)		60,000	60,900
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18		305,000	306,714
6.375% 8/1/22		60,000	60,600
Teine Energy Ltd. 6.875% 9/30/22 (b)		145,000	139,563
TerraForm Power Operating LLC:
5.875% 2/1/23 (b)		145,000	126,513
6.125% 6/15/25 (b)		25,000	21,500
Transocean, Inc.:
6% 3/15/18		130,000	123,500
6.875% 12/15/21		270,000	220,050
Transportadora de Gas del Sur SA 9.625% 5/14/20 (b)		431,097	446,185
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		40,000	38,300
Western Refining, Inc. 6.25% 4/1/21		105,000	97,125
WPX Energy, Inc.:
7.5% 8/1/20		65,000	61,913
8.25% 8/1/23		100,000	94,000
YPF SA:
8.5% 3/23/21 (b)		250,000	261,250
8.5% 7/28/25 (b)		300,000	309,000
Zhaikmunai International BV 7.125% 11/13/19 (b)		400,000	333,080

TOTAL ENERGY			11,060,089

Entertainment/Film - 0.2%
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		170,000	172,550
Environmental - 0.5%
Clean Harbors, Inc. 5.125% 6/1/21		100,000	100,750
Covanta Holding Corp.:
5.875% 3/1/24		110,000	109,175
6.375% 10/1/22		95,000	97,850
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		200,000	192,000

TOTAL ENVIRONMENTAL			499,775

Food & Drug Retail - 1.5%
Rite Aid Corp.:
6.875% 12/15/28 (b)(c)		505,000	587,063
7.7% 2/15/27		681,000	827,415
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)		165,000	147,675

TOTAL FOOD & DRUG RETAIL			1,562,153

Food/Beverage/Tobacco - 2.3%
ESAL GmbH 6.25% 2/5/23 (b)		155,000	142,941
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (b)		220,000	228,525
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		300,000	320,910
JBS Investments GmbH 7.25% 4/3/24 (b)		210,000	203,438
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.75% 6/15/25 (b)		65,000	59,800
Minerva Luxembourg SA 7.75% 1/31/23(b)		800,000	813,000
Post Holdings, Inc.:
6.75% 12/1/21 (b)		190,000	199,145
7.75% 3/15/24 (b)		65,000	70,688
8% 7/15/25 (b)		35,000	38,806
R&R Ice Cream PLC 9.25% 5/15/18 pay-in-kind (Reg. S) (c)	EUR	250,000	289,125
TreeHouse Foods, Inc. 6% 2/15/24 (b)		40,000	42,550

TOTAL FOOD/BEVERAGE/TOBACCO			2,408,928

Gaming - 2.2%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		405,000	352,350
Cirsa Funding Luxembourg SA 8.75% 5/15/18 (Reg. S)	EUR	106,216	122,231
Cleopatra Finance Ltd. 4.75% 2/15/23 (Reg. S)	EUR	200,000	240,174
Eldorado Resorts, Inc. 7% 8/1/23		125,000	130,313
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26		30,000	31,275
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)		130,000	134,875
MGM Mirage, Inc. 8.625% 2/1/19		315,000	358,313
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21		305,000	286,700
Scientific Games Corp. 10% 12/1/22		270,000	223,155
Studio City Finance Ltd. 8.5% 12/1/20 (b)		200,000	200,800
Wynn Macau Ltd. 5.25% 10/15/21 (b)		300,000	287,250

TOTAL GAMING			2,367,436

Healthcare - 5.5%
Acadia Healthcare Co., Inc. 5.625% 2/15/23		45,000	46,013
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		75,000	67,313
Centene Corp.:
5.625% 2/15/21 (b)		80,000	84,200
6.125% 2/15/24 (b)		50,000	52,750
Cerba European Lab SAS 7% 2/1/20 (Reg. S)	EUR	200,000	237,025
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		40,000	40,300
DaVita HealthCare Partners, Inc. 5% 5/1/25		145,000	145,000
Endo Finance LLC 5.375% 1/15/23 (b)		20,000	19,150
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (b)		200,000	196,250
6% 2/1/25 (b)		295,000	281,725
Eurofins Scientific SA 3.375% 1/30/23 (Reg. S)	EUR	200,000	230,966
FMC Finance VII SA 5.25% 2/15/21	EUR	250,000	338,505
HCA Holdings, Inc.:
5% 3/15/24		185,000	191,475
5.875% 3/15/22		274,000	299,345
5.875% 2/15/26		85,000	88,188
6.5% 2/15/20		245,000	271,338
7.5% 2/15/22		180,000	203,850
HealthSouth Corp.:
5.75% 11/1/24		150,000	154,875
5.75% 9/15/25		15,000	15,518
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (b)(c)		45,000	44,550
Molina Healthcare, Inc. 5.375% 11/15/22 (b)		65,000	67,113
Quintiles Transnational Corp. 4.875% 5/15/23 (b)		60,000	61,425
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	150,738
5.5% 2/1/21		120,000	121,200
Team Health, Inc. 7.25% 12/15/23 (b)		120,000	127,425
Tenet Healthcare Corp.:
6.75% 6/15/23		140,000	138,250
8.125% 4/1/22		655,000	679,563
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		280,000	247,975
5.5% 3/1/23 (b)		115,000	97,750
5.625% 12/1/21 (b)		155,000	131,363
5.875% 5/15/23 (b)		520,000	435,500
6.125% 4/15/25 (b)		205,000	171,253
6.75% 8/15/21 (b)		40,000	35,200
7.25% 7/15/22 (b)		25,000	22,063
7.5% 7/15/21 (b)		313,000	286,395
Vizient, Inc. 10.375% 3/1/24 (b)		80,000	86,400

TOTAL HEALTHCARE			5,867,949

Homebuilders/Real Estate - 3.4%
Agile Property Holdings Ltd. 8.875% 4/28/17 (Reg. S)		200,000	200,900
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (b)		405,000	347,288
Beazer Homes U.S.A., Inc. 7.25% 2/1/23		140,000	117,600
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		5,000	4,630
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		5,000	4,500
6.5% 12/15/20 (b)		115,000	112,700
CBRE Group, Inc. 5% 3/15/23		110,000	113,482
Cementos Progreso Trust 7.125% 11/6/23 (b)		200,000	213,000
Future Land Development Holding Ltd. 6.25% 11/12/17 (Reg. S)		200,000	200,003
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		150,000	157,688
KWG Property Holding Ltd. 8.25% 8/5/19 (Reg. S)		200,000	211,500
Lodha Developers International Ltd. 12% 3/13/20 (Reg. S)		200,000	192,740
Powerlong Real Estate Holding Ltd. 7.625% 11/26/18 (Reg. S)		200,000	203,480
Ryland Group, Inc. 5.375% 10/1/22		55,000	56,661
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		30,000	30,225
6.125% 4/1/25 (b)		30,000	30,225
Shimao Property Holdings Ltd. 8.125% 1/22/21 (Reg. S)		200,000	217,005
Times Property Holdings Ltd. 12.625% 3/21/19 (Reg. S)		200,000	221,492
Trillion Chance Ltd. 8.5% 1/10/19		200,000	208,500
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	83,700
William Lyon Homes, Inc. 8.5% 11/15/20		215,000	223,063
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (b)		265,000	243,800
Yuzhou Properties Co. 8.75% 10/4/18 (Reg. S)		200,000	210,941

TOTAL HOMEBUILDERS/REAL ESTATE			3,605,123

Hotels - 0.2%
Choice Hotels International, Inc. 5.75% 7/1/22		45,000	48,375
ESH Hospitality, Inc. 5.25% 5/1/25 (b)		135,000	133,144
FelCor Lodging LP 6% 6/1/25		35,000	36,138

TOTAL HOTELS			217,657

Insurance - 0.5%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		205,000	203,975
Assicurazioni Generali SpA 10.125% 7/10/42 (c)	EUR	100,000	151,126
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		140,000	137,200
HUB International Ltd. 9.25% 2/15/21 (b)		35,000	36,488

TOTAL INSURANCE			528,789

Leisure - 0.1%
24 Hour Holdings III LLC 8% 6/1/22 (b)		100,000	80,250
Metals/Mining - 1.6%
Abja Investment Co. Pte Ltd. 5.95% 7/31/24 (Reg. S)		200,000	189,969
Alpha Natural Resources, Inc. 9.75% 4/15/18 (d)		210,000	1,575
Bluescope Steel Ltd./Bluescope Steel Finance:
6.5% 5/15/21 (b)		25,000	25,500
7.125% 5/1/18 (b)		50,000	51,375
Favor Sea Ltd. 11.75% 2/4/19 (Reg. S)		100,000	77,250
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (b)		400,000	374,000
Nord Gold NV 6.375% 5/7/18 (b)		200,000	207,526
Peabody Energy Corp.:
6.25% 11/15/21 (d)		135,000	14,175
10% 3/15/22 (b)(d)		85,000	8,925
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)		55,000	47,988
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (b)		115,000	112,125
Southern Copper Corp. 7.5% 7/27/35		250,000	268,771
Vedanta Resources PLC 8.25% 6/7/21 (Reg. S)		400,000	318,000
Walter Energy, Inc. 9.5% 10/15/19 (b)(d)		155,000	0

TOTAL METALS/MINING			1,697,179

Paper - 0.4%
Lecta SA 8.875% 5/15/19 (Reg. S)	EUR	150,000	178,628
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	200,000	244,468

TOTAL PAPER			423,096

Publishing/Printing - 0.9%
Cenveo Corp. 6% 8/1/19 (b)		145,000	112,375
Clear Channel International BV 8.75% 12/15/20 (b)		105,000	108,938
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance:
7.875% 5/15/24 (b)		115,000	117,875
9.75% 4/1/21 (c)		285,000	306,913
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		345,000	346,725

TOTAL PUBLISHING/PRINTING			992,826

Restaurants - 0.3%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.625% 1/15/22(b)		70,000	71,750
Landry's Acquisition Co. 9.375% 5/1/20 (b)		105,000	110,381
Landry's Holdings II, Inc. 10.25% 1/1/18 (b)		125,000	125,938

TOTAL RESTAURANTS			308,069

Services - 3.3%
APX Group, Inc.:
6.375% 12/1/19		250,000	250,000
8.75% 12/1/20		1,000,000	937,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 6.375% 4/1/24 (b)		155,000	153,838
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)		95,000	83,363
Everi Payments, Inc. 10% 1/15/22		35,000	29,750
FTI Consulting, Inc. 6% 11/15/22		375,000	394,688
Garda World Security Corp.:
7.25% 11/15/21 (b)		185,000	149,388
7.25% 11/15/21 (b)		100,000	80,750
Hertz Corp. 6.25% 10/15/22		105,000	105,734
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		220,000	147,950
Laureate Education, Inc. 10% 9/1/19 (b)(c)		920,000	832,600
NES Rentals Holdings, Inc. 7.875% 5/1/18 (b)		70,000	66,850
The GEO Group, Inc. 6% 4/15/26		30,000	30,735
TMS International Corp. 7.625% 10/15/21 (b)		55,000	38,500
United Rentals North America, Inc. 5.5% 7/15/25		60,000	59,668
Western Digital Corp. 10.5% 4/1/24 (b)		110,000	106,975

TOTAL SERVICES			3,468,289

Steel - 1.0%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (b)		90,000	84,600
Evraz, Inc. NA Canada 7.5% 11/15/19 (b)		200,000	183,000
JMC Steel Group, Inc. 8.25% 3/15/18 (b)		610,000	585,600
Metinvest BV 10.25% 5/27/16 (b)		77,204	47,094
Steel Capital SA 5.9% 10/17/22 (Reg. S)		200,000	208,700

TOTAL STEEL			1,108,994

Super Retail - 1.0%
InRetail Shopping Malls 6.5% 7/9/21 (b)		200,000	206,000
JC Penney Corp., Inc.:
5.65% 6/1/20		260,000	245,700
5.75% 2/15/18		80,000	81,200
7.4% 4/1/37		85,000	67,575
L Brands, Inc. 6.875% 11/1/35		90,000	99,000
MPM Global Pte Ltd. 6.75% 9/19/19 (Reg. S)		100,000	98,293
Sally Holdings LLC 5.625% 12/1/25		70,000	74,725
Sonic Automotive, Inc.:
5% 5/15/23		40,000	39,800
7% 7/15/22		105,000	110,775

TOTAL SUPER RETAIL			1,023,068

Technology - 3.3%
Activision Blizzard, Inc. 6.125% 9/15/23 (b)		120,000	130,650
BCP Singapore VI Cayman Financing Co. Ltd. 8% 4/15/21 (b)		200,000	160,000
Blue Coat Systems, Inc. 8.375% 6/1/23 (b)		410,000	431,525
BMC Software Finance, Inc. 8.125% 7/15/21 (b)		275,000	203,500
BMC Software, Inc. 7.25% 6/1/18		80,000	71,200
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (b)(c)		350,000	257,250
Brocade Communications Systems, Inc. 4.625% 1/15/23		135,000	130,275
CDW LLC/CDW Finance Corp. 6% 8/15/22		255,000	273,011
Emdeon, Inc. 6% 2/15/21 (b)		70,000	70,700
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		30,000	29,775
Entegris, Inc. 6% 4/1/22 (b)		70,000	72,100
Lucent Technologies, Inc. 6.45% 3/15/29		425,000	454,750
Micron Technology, Inc.:
5.25% 1/15/24 (b)		60,000	48,150
5.5% 2/1/25		85,000	68,850
7.5% 9/15/23 (b)		70,000	72,450
Rackspace Hosting, Inc. 6.5% 1/15/24 (b)		80,000	79,100
Sabre GLBL, Inc. 5.25% 11/15/23 (b)		85,000	86,063
Sensata Technologies BV 4.875% 10/15/23 (b)		120,000	120,900
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		320,000	335,200
STATS ChipPAC Ltd. 8.5% 11/24/20 (Reg. S)		200,000	203,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19		191,000	191,478
13.375% 10/15/19		50,000	50,000

TOTAL TECHNOLOGY			3,539,927

Telecommunications - 11.4%
Altice Financing SA:
6.625% 2/15/23 (b)		200,000	197,760
7.5% 5/15/26 (b)(e)		200,000	200,930
Altice Finco SA 8.125% 1/15/24 (b)		200,000	195,000
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (b)		200,000	211,600
8.625% 5/6/19 (Reg. S)		200,000	211,600
Broadview Networks Holdings, Inc. 10.5% 11/15/17		187,500	165,000
Digicel Group Ltd.:
6% 4/15/21 (Reg. S)		200,000	183,000
8.25% 9/30/20 (b)		675,000	615,938
DigitalGlobe, Inc. 5.25% 2/1/21 (b)		130,000	117,488
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		245,000	231,525
Frontier Communications Corp.:
8.875% 9/15/20 (b)		40,000	42,350
10.5% 9/15/22 (b)		70,000	72,021
GCI, Inc. 6.875% 4/15/25		85,000	85,850
GCX Ltd. 7% 8/1/19 (Reg. S)		200,000	188,998
Globo Comunicacao e Participacoes SA:
4.875% 4/11/22 (Reg. S)		250,000	247,813
5.307% 5/11/22 (Reg. S) (f)		200,000	202,500
GTH Finance BV:
6.25% 4/26/20 (b)		200,000	199,750
7.25% 4/26/23 (b)		200,000	200,126
Intelsat Jackson Holdings SA:
5.5% 8/1/23		165,000	104,259
8% 2/15/24 (b)		570,000	589,950
Intelsat Luxembourg SA 8.125% 6/1/23		285,000	93,338
Millicom International Cellular SA 6.625% 10/15/21 (b)		200,000	202,500
MTS International Funding Ltd. 5% 5/30/23 (b)		350,000	349,563
Neptune Finco Corp.:
6.625% 10/15/25 (b)		200,000	215,000
10.125% 1/15/23 (b)		350,000	384,125
10.875% 10/15/25 (b)		200,000	222,500
Numericable Group SA:
6% 5/15/22 (b)		405,000	405,527
7.375% 5/1/26 (b)		255,000	260,100
Play Topco SA 7.75% 2/28/20 (Reg. S) (c)	EUR	200,000	233,590
Sable International Finance Ltd. 6.875% 8/1/22 (b)		600,000	615,750
SBA Communications Corp. 4.875% 7/15/22		305,000	307,098
Sprint Capital Corp.:
6.875% 11/15/28		205,000	152,213
6.9% 5/1/19		615,000	562,725
8.75% 3/15/32		175,000	139,125
Sprint Corp.:
7.125% 6/15/24		370,000	277,500
7.875% 9/15/23		545,000	425,100
T-Mobile U.S.A., Inc.:
6% 4/15/24		120,000	125,550
6.25% 4/1/21		180,000	187,650
6.5% 1/15/26		120,000	127,200
6.625% 4/1/23		325,000	347,344
6.731% 4/28/22		205,000	215,763
6.836% 4/28/23		285,000	303,881
TBG Global Pte. Ltd.:
4.625% 4/3/18 (b)		200,000	202,260
5.25% 2/10/22 (Reg. S)		200,000	196,427
Telecom Italia SpA 4.875% 9/25/20 (Reg. S)	EUR	100,000	132,360
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		200,000	197,000
Telenet Finance Luxembourg S.C.A. 6.25% 8/15/22 (Reg. S)	EUR	100,000	123,677
UPCB Finance IV Ltd. 4% 1/15/27 (Reg. S)	EUR	200,000	223,857
Wind Acquisition Finance SA:
4% 7/15/20 (Reg S.)	EUR	350,000	391,249
4.75% 7/15/20 (b)		270,000	257,715

TOTAL TELECOMMUNICATIONS			12,141,145

Textiles/Apparel - 0.4%
Golden Legacy Pte Ltd. 9% 4/24/19 (Reg. S)		200,000	202,000
Novalis Sas 3% 4/30/22 (Reg. S)	EUR	200,000	232,205

TOTAL TEXTILES/APPAREL			434,205

Transportation Ex Air/Rail - 0.6%
eHi Car Service Co. Ltd. 7.5% 12/8/18 (Reg. S)		200,000	202,504
Global Ports Finance PLC 6.872% 1/25/22 (b)		200,000	199,500
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		155,000	127,488
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		58,000	62,785
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21 (d)		155,000	30,225

TOTAL TRANSPORTATION EX AIR/RAIL			622,502

Utilities - 6.1%
Calpine Corp. 7.875% 1/15/23 (b)		170,000	181,475
Dynegy, Inc.:
6.75% 11/1/19		125,000	126,063
7.375% 11/1/22		160,000	158,045
7.625% 11/1/24		220,000	215,050
Enel SpA 5% 1/15/75 (c)	EUR	300,000	363,697
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (b)(d)		757,722	810,763
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		60,000	49,200
7% 6/15/23		85,000	71,453
InterGen NV 7% 6/30/23 (b)		610,000	420,900
Listrindo Capital BV 6.95% 2/21/19 (b)		200,000	207,750
Majapahit Holding BV 7.875% 6/29/37 (Reg. S)		200,000	242,500
NRG Energy, Inc. 6.625% 3/15/23		345,000	338,963
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		336,093	357,939
Petrobras Global Finance BV 4.75% 1/14/25	EUR	400,000	354,053
Petrobras International Finance Co. Ltd. 5.375% 1/27/21		300,000	266,625
PPL Energy Supply LLC 6.5% 6/1/25		65,000	57,693
RJS Power Holdings LLC 4.625% 7/15/19 (b)		410,000	381,300
TXU Corp.:
5.55% 11/15/14 (d)		1,361,000	884,650
6.5% 11/15/24 (d)		475,000	308,750
6.55% 11/15/34 (d)		1,000,000	650,000

TOTAL UTILITIES			6,446,869

TOTAL NONCONVERTIBLE BONDS
(Cost $89,679,326)			85,839,213
		Shares	Value

Common Stocks - 1.9%
Automotive & Auto Parts - 0.5%
Chassix Holdings, Inc.		3,510	110,565
General Motors Co.		5,768	183,422
Trinseo SA (g)		5,300	226,787

TOTAL AUTOMOTIVE & AUTO PARTS			520,774

Broadcasting - 0.0%
Cumulus Media, Inc. Class A (g)		83,000	30,843
Chemicals - 0.2%
LyondellBasell Industries NV Class A		2,500	206,675
Energy - 0.1%
Ovation Acquisition I LLC (h)		60,306	603
The Williams Companies, Inc.		1,900	36,841

TOTAL ENERGY			37,444

Healthcare - 0.5%
Allergan PLC (g)		900	194,904
HCA Holdings, Inc. (g)		3,300	266,046
Legend Acquisition, Inc. (g)		2,128	28,728
Legend Acquisition, Inc.:
Class A warrants (g)		2,195	0
Class B warrants (g)		2,894	0

TOTAL HEALTHCARE			489,678

Hotels - 0.2%
Extended Stay America, Inc. unit		15,000	234,750
Metals/Mining - 0.0%
Warrior Met Coal LLC Class A(h)		81	20,992
Services - 0.3%
ARAMARK Holdings Corp.		5,800	194,358
United Rentals, Inc. (g)		1,800	120,474
WP Rocket Holdings, Inc. (g)(h)		356,213	21,373

TOTAL SERVICES			336,205

Telecommunications - 0.0%
Broadview Networks Holdings, Inc. (g)		12,187	17,671
Utilities - 0.1%
NRG Yield, Inc. Class C		7,000	113,260
TOTAL COMMON STOCKS
(Cost $3,039,844)			2,008,292

Convertible Preferred Stocks - 0.4%
Healthcare - 0.4%
Allergan PLC 5.50%		200	162,298
Teva Pharmaceutical Industries Ltd. 7%		250	225,250
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $450,000)			387,548
		Principal Amount(a)	Value

Bank Loan Obligations - 2.3%
Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19		44,883	44,210
Cable/Satellite TV - 0.1%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22(c)		20,000	19,083
Tranche 2LN, term loan 7.75% 7/7/23 (c)		85,000	80,821

TOTAL CABLE/SATELLITE TV			99,904

Diversified Media - 0.4%
McGraw-Hill School Education Tranche B, term loan 7.5% 12/18/19 (c)		433,141	432,599
Energy - 0.4%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (c)		255,000	189,975
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (c)		35,532	35,532
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (c)		157,990	92,819
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (c)		48,625	13,919
Panda Sherman Power, LLC term loan 9% 9/14/18 (c)		64,045	60,203
Targa Resources Corp. term loan 5.75% 2/27/22 (c)		27,907	26,512

TOTAL ENERGY			418,960

Gaming - 0.2%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)		234,401	220,777
Healthcare - 0.1%
Horizon Pharmaceuticals, Inc. Tranche B, term loan 4.5% 5/7/21 (c)		19,900	19,253
U.S. Renal Care, Inc. Tranche 2LN, term loan 9% 12/31/23 (c)		110,000	110,000

TOTAL HEALTHCARE			129,253

Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (c)		55,000	54,931
Realogy Corp. Credit-Linked Deposit 4.6873% 10/10/16 (c)		62,264	61,642

TOTAL HOMEBUILDERS/REAL ESTATE			116,573

Services - 0.2%
KC Mergersub, Inc. Tranche 1LN, term loan 6% 8/13/22 (c)		194,025	192,246
Super Retail - 0.1%
Sears Roebuck Acceptance Corp. Tranche B, term loan 8.5% 7/20/20 (c)		120,000	119,400
Technology - 0.5%
BMC Software Finance, Inc. Tranche B, term loan 5% 9/10/20 (c)		133,747	114,855
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)		234,911	237,653
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (c)		107,800	105,464
Tranche 2LN, term loan 8% 4/9/22 (c)		95,000	87,875

TOTAL TECHNOLOGY			545,847

Telecommunications - 0.2%
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (c)		165,000	154,564
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (c)		6,325	6,262

TOTAL TELECOMMUNICATIONS			160,826

TOTAL BANK LOAN OBLIGATIONS
(Cost $2,509,967)			2,480,595

Preferred Securities - 6.9%
Banks & Thrifts - 5.3%
Banco Do Brasil SA 9% (b)(c)(i)		250,000	187,674
Bank of America Corp.:
5.2% (c)(i)		345,000	328,300
6.1% (c)(i)		105,000	105,849
Bank of East Asia Ltd. 8.5% (c)(i)		100,000	117,169
Barclays Bank PLC 7.625% 11/21/22		655,000	736,180
Barclays PLC 8% (c)(i)	EUR	200,000	230,777
Chong Hing Bank Ltd. 6.5% (c)(i)		200,000	208,686
Citigroup, Inc. 5.35% (c)(i)		1,100,000	1,058,357
Credit Agricole SA:
6.5%(Reg S.) (c)(i)	EUR	200,000	224,871
6.625% (b)(c)(i)		315,000	299,099
8.125% (b)(c)(i)		200,000	208,222
ICICI Bank Ltd. 7.25% (Reg S.) (c)(i)		200,000	200,639
Intesa Sanpaolo SpA 8.047% (c)(i)	EUR	350,000	462,753
JPMorgan Chase & Co. 5.15% (c)(i)		415,000	414,274
Royal Bank of Scotland Group PLC:
7.0916% (c)(i)	EUR	50,000	59,048
8% (c)(i)		450,000	434,427
UniCredit International Bank Luxembourg SA 8.125% (c)(i)	EUR	200,000	266,430
Wells Fargo & Co. 5.875% (c)(i)		70,000	76,319

TOTAL BANKS & THRIFTS			5,619,074

Chemicals - 0.1%
Solvay SA 5.118% (Reg. S) (c)(i)	EUR	100,000	121,727
Consumer Products - 0.3%
Cosan Overseas Ltd. 8.25% (i)		400,000	361,483
Diversified Financial Services - 0.2%
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (c)(i)	EUR	150,000	182,351
Energy - 0.1%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(i)	EUR	100,000	117,522
Homebuilders/Real Estate - 0.1%
Grand City Properties SA 3.75% (c)(i)	EUR	100,000	110,781
Insurance - 0.1%
Groupama SA 6.298% (c)(i)	EUR	100,000	116,184
Telecommunications - 0.7%
Koninklijke KPN NV 6.125% (Reg S.) (c)(i)	EUR	200,000	253,880
Telefonica Europe BV:
5% (Reg. S) (c)(i)	EUR	300,000	344,935
6.5% (Reg. S) (c)(i)	EUR	100,000	124,819

TOTAL TELECOMMUNICATIONS			723,634

TOTAL PREFERRED SECURITIES
(Cost $7,450,092)			7,352,756
		Shares	Value

Money Market Funds - 6.7%
Fidelity Cash Central Fund, 0.38% (j)
(Cost $7,136,226)		7,136,226	7,136,226
TOTAL INVESTMENT PORTFOLIO - 99.0%
(Cost $110,265,455)			105,204,630
NET OTHER ASSETS (LIABILITIES) - 1.0%			1,016,762
NET ASSETS - 100%			$106,221,392

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,037,311 or 35.8% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (g) Non-income producing

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $42,968 or 0.0% of net assets.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Warrior Met Coal LLC Class A	9/19/13 - 3/19/14	$154,316
Ovation Acquisition I LLC	12/23/15	$603
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$184,731

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,611
Fidelity Securities Lending Cash Central Fund	27
Total	$11,638

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$753,938	$643,373	$--	$110,565
Consumer Staples	603	--	--	603
Energy	36,841	36,841	--	--
Financials	20,992	--	--	20,992
Health Care	877,226	848,498	--	28,728
Industrials	141,847	120,474	--	21,373
Materials	433,462	433,462	--	--
Telecommunication Services	17,671	17,671	--	--
Utilities	113,260	113,260	--	--
Corporate Bonds	85,839,213	--	85,792,119	47,094
Bank Loan Obligations	2,480,595	--	2,374,743	105,852
Preferred Securities	7,352,756	--	7,352,756	--
Money Market Funds	7,136,226	7,136,226	--	--
Total Investments in Securities:	$105,204,630	$9,349,805	$95,519,618	$335,207

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	55.7%
Luxembourg	8.4%
Netherlands	5.1%
Cayman Islands	4.1%
United Kingdom	3.2%
Canada	2.5%
France	2.3%
Ireland	2.3%
Argentina	1.7%
Mexico	1.6%
Bermuda	1.6%
Singapore	1.5%
Italy	1.1%
British Virgin Islands	1.1%
Brazil	1.0%
Others (Individually Less Than 1%)	6.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $103,129,229)	$98,068,404
Fidelity Central Funds (cost $7,136,226)	7,136,226
Total Investments (cost $110,265,455)		$105,204,630
Cash		22,850
Receivable for investments sold		977,505
Receivable for fund shares sold		117,322
Dividends receivable		12,912
Interest receivable		1,633,416
Distributions receivable from Fidelity Central Funds		1,200
Prepaid expenses		217
Receivable from investment adviser for expense reductions		49,751
Other receivables		4
Total assets		108,019,807
Liabilities
Payable for investments purchased
Regular delivery	$541,452
Delayed delivery	715,000
Payable for fund shares redeemed	312,437
Distributions payable	68,912
Accrued management fee	61,975
Distribution and service plan fees payable	4,401
Other affiliated payables	24,317
Other payables and accrued expenses	69,921
Total liabilities		1,798,415
Net Assets		$106,221,392
Net Assets consist of:
Paid in capital		$113,952,571
Distributions in excess of net investment income		(82,523)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,595,253)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(5,053,403)
Net Assets		$106,221,392
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,186,564 ÷ 681,812 shares)		$9.07
Maximum offering price per share (100/96.00 of $9.07)		$9.45
Class T:
Net Asset Value and redemption price per share ($1,436,229 ÷ 158,294 shares)		$9.07
Maximum offering price per share (100/96.00 of $9.07)		$9.45
Class C:
Net Asset Value and offering price per share ($3,437,075 ÷ 378,774 shares)(a)		$9.07
Global High Income:
Net Asset Value, offering price and redemption price per share ($93,256,092 ÷ 10,276,717 shares)		$9.07
Class I:
Net Asset Value, offering price and redemption price per share ($1,905,432 ÷ 209,980 shares)		$9.07

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2016
Investment Income
Dividends		$538,592
Interest		6,934,157
Income from Fidelity Central Funds		11,638
Total income		7,484,387
Expenses
Management fee	$836,019
Transfer agent fees	287,619
Distribution and service plan fees	55,346
Accounting and security lending fees	58,345
Custodian fees and expenses	15,558
Independent trustees' compensation	539
Registration fees	70,001
Audit	79,994
Legal	50,730
Miscellaneous	9,607
Total expenses before reductions	1,463,758
Expense reductions	(231,191)	1,232,567
Net investment income (loss)		6,251,820
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,369,757)
Foreign currency transactions	4,388
Total net realized gain (loss)		(3,365,369)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,956,051)
Assets and liabilities in foreign currencies	10,525
Total change in net unrealized appreciation (depreciation)		(4,945,526)
Net gain (loss)		(8,310,895)
Net increase (decrease) in net assets resulting from operations		$(2,059,075)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2016	Year ended April 30, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,251,820	$11,481,444
Net realized gain (loss)	(3,365,369)	6,077,307
Change in net unrealized appreciation (depreciation)	(4,945,526)	(13,384,500)
Net increase (decrease) in net assets resulting from operations	(2,059,075)	4,174,251
Distributions to shareholders from net investment income	(6,161,519)	(11,482,978)
Distributions to shareholders from net realized gain	–	(6,017,381)
Total distributions	(6,161,519)	(17,500,359)
Share transactions - net increase (decrease)	(20,379,577)	(214,818,457)
Redemption fees	37,133	65,173
Total increase (decrease) in net assets	(28,563,038)	(228,079,392)
Net Assets
Beginning of period	134,784,430	362,863,822
End of period (including distributions in excess of net investment income of $82,523 and undistributed net investment income of $764,726, respectively)	$106,221,392	$134,784,430

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class A

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.462	.476	.506	.526	.476
Net realized and unrealized gain (loss)	(.541)	(.293)C	(.036)	.714	(.317)
Total from investment operations	(.079)	.183	.470	1.240	.159
Distributions from net investment income	(.454)	(.486)	(.483)	(.477)	(.423)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.454)	(.796)	(.722)	(.523)	(.423)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(.65)%	1.97%C	4.86%	13.13%	1.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.28%	1.23%	1.24%	1.38%I
Expenses net of fee waivers, if any	1.25%	1.25%	1.23%	1.24%	1.25%I
Expenses net of all reductions	1.25%	1.25%	1.23%	1.24%	1.25%I
Net investment income (loss)	5.11%	4.82%	5.03%	5.25%	5.15%I
Supplemental Data
Net assets, end of period (000 omitted)	$6,187	$7,036	$8,000	$6,419	$10,102
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class T

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.462	.474	.504	.523	.477
Net realized and unrealized gain (loss)	(.541)	(.291)C	(.036)	.712	(.318)
Total from investment operations	(.079)	.183	.468	1.235	.159
Distributions from net investment income	(.454)	(.486)	(.481)	(.472)	(.423)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.454)	(.796)	(.720)	(.518)	(.423)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(.65)%	1.98%C	4.84%	13.08%	1.80%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.48%	1.40%	1.35%	1.25%	1.39%I
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%I
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%I
Net investment income (loss)	5.11%	4.82%	5.01%	5.24%	5.15%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,436	$1,745	$1,595	$1,349	$9,362
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class C

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.46	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.394	.401	.428	.448	.407
Net realized and unrealized gain (loss)	(.540)	(.292)C	(.035)	.712	(.317)
Total from investment operations	(.146)	.109	.393	1.160	.090
Distributions from net investment income	(.387)	(.412)	(.406)	(.397)	(.354)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.387)	(.722)	(.645)	(.443)	(.354)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.46	$9.74
Total ReturnD,E,F	(1.39)%	1.22%C	4.05%	12.23%	1.07%
Ratios to Average Net AssetsG,H
Expenses before reductions	2.20%	2.12%	2.05%	2.01%	2.15%I
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%I
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%I
Net investment income (loss)	4.36%	4.07%	4.26%	4.49%	4.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$3,437	$3,811	$3,720	$2,941	$9,878
Portfolio turnover rateJ	41%	44%	72%	55%	36%K

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.47	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.486	.508	.534	.555	.495
Net realized and unrealized gain (loss)	(.542)	(.301)C	(.046)	.724	(.312)
Total from investment operations	(.056)	.207	.488	1.279	.183
Distributions from net investment income	(.477)	(.510)	(.511)	(.506)	(.447)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.477)	(.820)	(.750)	(.552)	(.447)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.47	$9.74
Total ReturnD,E	(.40)%	2.23%C	5.05%	13.56%	2.06%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.20%	1.05%	.95%	.96%	1.07%H
Expenses net of fee waivers, if any	1.00%	1.00%	.95%	.96%	1.00%H
Expenses net of all reductions	1.00%	1.00%	.95%	.96%	1.00%H
Net investment income (loss)	5.35%	5.07%	5.30%	5.53%	5.39%H
Supplemental Data
Net assets, end of period (000 omitted)	$93,256	$119,712	$344,206	$345,210	$197,480
Portfolio turnover rateI	41%	44%	72%	55%	36%J

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Global High Income Fund Class I

Years ended April 30,	2016	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.60	$10.21	$10.47	$9.74	$10.00
Income from Investment Operations
Net investment income (loss)B	.483	.501	.532	.549	.499
Net realized and unrealized gain (loss)	(.539)	(.293)C	(.046)	.728	(.317)
Total from investment operations	(.056)	.208	.486	1.277	.182
Distributions from net investment income	(.477)	(.511)	(.509)	(.504)	(.446)
Distributions from net realized gain	–	(.310)	(.239)	(.046)	–
Total distributions	(.477)	(.821)	(.748)	(.550)	(.446)
Redemption fees added to paid in capitalB	.003	.003	.002	.003	.004
Net asset value, end of period	$9.07	$9.60	$10.21	$10.47	$9.74
Total ReturnD,E	(.40)%	2.23%C	5.03%	13.54%	2.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.02%	.97%	.98%	1.13%H
Expenses net of fee waivers, if any	1.00%	1.00%	.97%	.98%	1.00%H
Expenses net of all reductions	1.00%	1.00%	.97%	.98%	1.00%H
Net investment income (loss)	5.35%	5.07%	5.28%	5.51%	5.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,905	$2,481	$5,344	$6,049	$11,617
Portfolio turnover rateI	41%	44%	72%	55%	36%J

 A For the period May 11, 2011 (commencement of operations) to April 30, 2012.

 B Calculated based on average shares outstanding during the period.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2016

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Global High Income Fund and Class I (formerly Institutional Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,643,089
Gross unrealized depreciation	(8,254,877)
Net unrealized appreciation (depreciation) on securities	$(4,611,788)
Tax Cost	$109,816,418

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,592,224)
Net unrealized appreciation (depreciation) on securities and other investments	$(4,604,366)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,315,528)
Long-term	(1,276,696)
Total capital loss carryforward	$(2,592,224)

The Fund intends to elect to defer to its next fiscal year $428,007 of capital losses recognized during the period November 1, 2015 to April 30, 2016.

The tax character of distributions paid was as follows:

	April 30, 2016	April 30, 2015
Ordinary Income	$6,161,519	$ 11,740,384
Long-term Capital Gains	–	5,759,975
Total	$6,161,519	$ 17,500,359

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $44,878,440 and $64,830,535, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$16,075	$138
Class T	-%	.25%	3,971	–
Class C	.75%	.25%	35,300	7,679
			$55,346	$7,817

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,115
Class T	406
Class C(a)	433
$1,954

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$11,753.18
Class T	4,489.28
Class C	8,929.25
Global High Income	258,137.25
Class I	4,311.15
	$287,619

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $13 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5,338.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $27. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$8,856
Class T	1.25%	3,782
Class C	2.00%	7,292
Global High Income	1.00%	207,645
Class I	1.00%	2,901
		$230,476

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $180 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $535.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2016	Year ended April 30, 2015
From net investment income
Class A	$323,762	$382,865
Class T	79,903	86,534
Class C	150,970	159,110
Global High Income	5,458,208	10,588,584
Class I	148,676	265,885
Total	$6,161,519	$11,482,978
From net realized gain
Class A	$–	$238,361
Class T	–	55,292
Class C	–	121,832
Global High Income	–	5,435,168
Class I	–	166,728
Total	$–	$6,017,381

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2016	Year ended April 30, 2015	Year ended April 30, 2016	Year ended April 30, 2015
Class A
Shares sold	157,252	227,721	$1,422,895	$2,258,691
Reinvestment of distributions	32,992	58,909	297,671	574,423
Shares redeemed	(241,453)	(336,927)	(2,170,274)	(3,279,236)
Net increase (decrease)	(51,209)	(50,297)	$(449,708)	$(446,122)
Class T
Shares sold	37,827	47,348	$339,624	$472,731
Reinvestment of distributions	8,329	14,288	75,115	139,009
Shares redeemed	(69,705)	(35,971)	(627,856)	(350,040)
Net increase (decrease)	(23,549)	25,665	$(213,117)	$261,700
Class C
Shares sold	150,954	139,066	$1,353,877	$1,366,184
Reinvestment of distributions	14,343	26,268	129,529	255,392
Shares redeemed	(183,576)	(132,516)	(1,640,260)	(1,286,071)
Net increase (decrease)	(18,279)	32,818	$(156,854)	$335,505
Global High Income
Shares sold	3,468,417	6,146,670	$31,565,075	$61,517,084
Reinvestment of distributions	519,268	1,436,237	4,696,700	14,171,953
Shares redeemed	(6,182,571)	(28,813,511)	(55,426,381)	(288,132,969)
Net increase (decrease)	(2,194,886)	(21,230,604)	$(19,164,606)	$(212,443,932)
Class I
Shares sold	116,138	75,270	$1,078,461	$743,754
Reinvestment of distributions	5,400	6,967	48,617	67,942
Shares redeemed	(169,995)	(346,993)	(1,522,370)	(3,337,304)
Net increase (decrease)	(48,457)	(264,756)	$(395,292)	$(2,525,608)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Global High Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Global High Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 to April 30, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses Paid During Period-B November 1, 2015 to April 30, 2016
Class A	1.25%
Actual		$1,000.00	$1,020.10	$6.28
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class T	1.25%
Actual		$1,000.00	$1,020.10	$6.28
Hypothetical-C		$1,000.00	$1,018.65	$6.27
Class C	2.00%
Actual		$1,000.00	$1,016.30	$10.03
Hypothetical-C		$1,000.00	$1,014.92	$10.02
Global High Income	1.00%
Actual		$1,000.00	$1,021.30	$5.03
Hypothetical-C		$1,000.00	$1,019.89	$5.02
Class I	1.00%
Actual		$1,000.00	$1,021.30	$5.03
Hypothetical-C		$1,000.00	$1,019.89	$5.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $917,677 of distributions paid during the period January 1, 2016 to April 30, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

AGHII-ANN-0616
1.926268.104

Item 2.

Code of Ethics

As of the end of the period, April 30, 2016, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund and Fidelity Short Duration High Income Fund  (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$59,000	$-	$6,400	$1,800
Fidelity Short Duration High Income Fund	$59,000	$-	$6,400	$1,000

April 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$56,000	$-	$6,100	$2,400
Fidelity Short Duration High Income Fund	$56,000	$-	$5,000	$600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund and Fidelity High Income Fund (the “Funds”):

Services Billed by PwC

April 30, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$217,000	$-	$3,700	$6,800
Fidelity Focused High Income Fund	$79,000	$-	$3,500	$2,600
Fidelity Global High Income Fund	$73,000	$-	$3,900	$2,400
Fidelity High Income Fund	$107,000	$-	$3,500	$4,000

April 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$188,000	$-	$3,400	$5,200
Fidelity Focused High Income Fund	$73,000	$-	$3,400	$1,800
Fidelity Global High Income Fund	$69,000	$-	$3,600	$1,700
Fidelity High Income Fund	$158,000	$-	$3,400	$3,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2016A	April 30, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$220,000

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2016A	April 30, 2015A
Audit-Related Fees	$5,695,000	$5,900,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	April 30, 2016 A	April 30, 2015 A
Deloitte Entities	$105,000	$1,310,000
PwC	$6,100,000	$8,090,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 24, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	June 24, 2016